As filed with the Securities and Exchange Commission on October 18, 2024

Securities Act File No. 333-281658

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 1

MORGAN STANLEY PATHWAY FUNDS

(Exact Name of Registrant as Specified in Charter)

2000 Westchester Avenue

Purchase, NY 10577

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (800)-869-3326

CT Corp

155 Federal Street Suite 700

Boston, MA 02110

(Name and address of agent for service)

Title of Securities Being Registered:

Shares of the Large Cap Equity ETF and Small-Mid Cap Equity ETF, each a series of the Registrant.

The Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. In reliance upon such rule, no filing fee is being paid at this time.

It is proposed that this filing will become effective immediately upon filing pursuant to paragraph (b) of Rule 485.

MORGAN STANLEY PATHWAY FUNDS

Large Cap Equity Fund

Small-Mid Cap Equity Fund

2000 Westchester Avenue

Purchase, NY 10577

Dear Shareholder:

We are writing to inform you about a transaction that will affect your investment in one or more of Large Cap Equity Fund and Small-Mid Cap Equity Fund (each, a “Target Fund” and together, the “Target Funds”).

You are receiving this combined Prospectus and Information Statement (the “Prospectus/Information Statement”) because you own shares in a Target Fund, each a series of Morgan Stanley Pathway Funds, a Massachusetts voluntary association (commonly known as a business trust) (the “Trust”). We are pleased to inform you of the planned reorganization of each Target Fund, each of which is a mutual fund, with and into a corresponding exchange-traded fund (“ETF”), each of which will be managed by Consulting Group Advisory Services LLC (the “Manager”). Each Reorganization is currently expected to close immediately prior to the open of trading on the New York Stock Exchange on November 18, 2024 (the “Closing Date”). The Acquiring Funds will open for trading on November 18, 2024.

Pursuant to an Agreement and Plan of Reorganization (the “Plan”), each Target Fund will be reorganized with and into the corresponding acquiring fund, as indicated below (each, an “Acquiring Fund” and together, the “Acquiring Funds”), each a newly created series of the Trust, that has the same investment objective, investment strategies, policies and restrictions, and the same investment adviser and sub-advisers, as such Target Fund (each, a “Reorganization”, and together, the “Reorganizations”).

Target Fund		Acquiring Fund
Large Cap Equity Fund	g	Large Cap Equity ETF
Small-Mid Cap Equity Fund	g	Small-Mid Cap Equity ETF

The Plan provides for the: (i) acquisition by the Trust, on behalf of each Acquiring Fund, of all of the property and other assets of the corresponding Target Fund, in exchange solely for (a) shares of beneficial interest, no par value, of the Acquiring Fund (“Acquiring Fund Shares”), and (b) assumption by the Trust, on behalf of the Acquiring Fund, of all of the liabilities of the Target Fund; (ii) distribution of the shares of each Acquiring Fund to the shareholders of the corresponding Target Fund according to their respective interests, in complete liquidation of the Target Fund; and (iii) termination of each Target Fund as a series of the Trust as soon as practicable after the distribution. In addition, prior to the Reorganizations, shareholders will receive cash equal to the net asset value of any fractional shares of a Target Fund held by the shareholder at such time. The Plan has been filed as Exhibit A to this Prospectus/Information Statement.

Shareholder approval of each Reorganization is not required. Therefore, we are not asking you for a proxy, and you are requested not to send a proxy. Details regarding the terms of each Reorganization, and its potential benefits and costs to shareholders, are discussed in the combined Prospectus/Information Statement, which we urge you to review carefully. Please read this Prospectus/Information Statement and keep it for future reference.

We believe each Reorganization will result in multiple benefits for investors. After careful consideration, the Board of Trustees of the Trust (the “Board”) has unanimously approved each Reorganization based on their determination that it is in the best interest of each Target Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. Expected benefits include:

1.

Economies of Scale: The Manager believes the Reorganizations present an attractive opportunity for asset growth, which could provide economies of scale benefits to shareholders, including an eventual reduction in the total expense ratio that you pay as a Fund shareholder. Additionally, the Manager believes that a larger asset base may provide other benefits to the Funds, such as attracting more market interest and visibility from brokers/market makers, potentially reducing spreads and trading discounts, and other benefits associated with a larger market presence.

2.

Additional Trading Flexibility: Unlike shares of a Target Fund, which can only be purchased or sold once per day based on the Target Fund’s net asset value (“NAV”) determined as of 4:00 p.m. Eastern Time, shares of an Acquiring Fund can be purchased or sold on an exchange throughout the trading day based on market prices, which can give the Acquiring Fund’s stockholders more flexibility over their investment allocations.

3.

Increased Transparency: As a stockholder of an Acquiring Fund, you will gain the benefit of full daily transparency into the underlying portfolio holdings of the Acquiring Fund. The Target Funds do not provide full daily transparency into their underlying portfolio holdings.

4.	Enhanced Tax Efficiency: Reorganizing the Target Funds into the Acquiring Funds has the potential to reduce capital gains distributions and improve tax efficiency.

5.	Continuity of Portfolio Management Team: Each Acquiring Fund will have the same investment adviser, sub-advisers and portfolio managers as its corresponding Target Fund.

6.

Tax-Free Reorganization: Each Reorganization is structured to be a tax-free reorganization under the Internal Revenue Code. Shareholders of a Target Fund generally will not recognize a taxable gain (or loss) for U.S. tax purposes as a result of the Reorganization (except with respect to cash received for fractional shares of a Target Fund, as explained in the Prospectus/Information Statement under “SUMMARY – How will the Reorganizations affect me as a shareholder?” on page 3.

After each Reorganization, former Target Fund shareholders will still be invested in a diversified, open-end fund that pursues the identical investment objective, applies the same investment policies and uses the same principal investment strategies, but they will hold their shares of their Acquiring Fund, will be an exchange-traded fund.

If you do not wish to participate in the Reorganization of your Target Fund, you can redeem your Target Fund shares. Prior to doing so, however, you should consider the tax consequences associated with doing so.

We encourage you to carefully review the enclosed materials, which explain the Reorganizations in more detail. If you have any questions or need additional information, please contact the Trust by calling 1-800-869-3326 or by writing to MS Pathway Funds, 2000 Westchester Avenue, Purchase, NY 10577.

By Order of the Board of Trustees,

/s/ Paul Ricciardelli

Chief Executive Officer and President

PROSPECTUS/INFORMATION STATEMENT

Dated October 18, 2024

RELATING TO THE ACQUISITION OF THE ASSETS OF

Large Cap Equity Fund

Small-Mid Cap Equity Fund

BY AND IN EXCHANGE FOR SHARES OF

Large Cap Equity ETF

Small-Mid Cap Equity ETF

This combined Prospectus and Information Statement (the “Prospectus/Information Statement”) is an information statement for each Target Fund (as defined below) and a prospectus for each Acquiring Fund (as defined below). The address of each Target Fund and Acquiring Fund is 2000 Westchester Avenue, Purchase, NY 10577. The telephone number for each Target Fund and Acquiring Fund is (800)-869-3326. This Prospectus/Information Statement was first mailed to shareholders of each Target Fund beginning on or about October 22, 2024. This Prospectus/Information Statement explains what you should know about each Reorganization and investing in your Acquiring Fund. You should read this document carefully and retain it for future reference.

THIS COMBINED PROSPECTUS/INFORMATION STATEMENT IS FOR INFORMATION PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The terms and conditions of each Reorganization are further described in this Prospectus/Information Statement and are set forth in the form of Agreement and Plan of Reorganization (the “Plan”) attached hereto as Exhibit A.

With respect to each Target Fund, the Board of Trustees of the Trust (the “Board”) unanimously approved the proposed Reorganization and Plan and determined that participation in the applicable Reorganization is in the best interests of each Target Fund and that the interests of existing Target Fund shareholders will not be diluted as a result of the Reorganizations.

Each Target Fund and each Acquiring Fund is a series of the Trust, a registered, open-end management investment company, although each Target Fund is a mutual fund while each Acquiring Fund will operate as an exchange-traded fund (“ETF”). Each Acquiring Fund is a newly organized series of the Trust and currently has no assets or liabilities. Each Acquiring Fund was created specifically in connection with the applicable Reorganization for the purpose of acquiring the assets and assuming the liabilities of the corresponding Target Fund and will not commence operations until the closing date of the Reorganization. Each Target Fund will be the accounting and performance survivor in its respective Reorganization, and each Acquiring Fund, as the corporate survivor in the Reorganization, will adopt the accounting and performance history of the corresponding Target Fund.

This Prospectus/Information Statement includes information about the Plan and each Acquiring Fund. A Reorganization would result in your investing in the applicable Acquiring Fund. You should retain this Prospectus/Information Statement for future reference. Additional information about the Target Funds, the Acquiring Funds and the proposed transaction has been filed with the U.S. Securities and Exchange Commission (“SEC”) and can be found in the following documents, which are incorporated into this Prospectus/Information Statement by reference:

•	The prospectus of the Large Cap Equity Fund and Small-Mid Cap Equity Fund, dated January 1, 2024, as supplemented and amended to date (File No. 811-06318; SEC Accession No. 0001193125-23-301324);

•

The statement of additional information of the Large Cap Equity Fund and Small-Mid Cap Equity Fund, dated January 1, 2024, as supplemented and amended to date (File No. 811-06318; SEC Accession No. 0001193125-23-301324);

•	Semi-Annual Report to shareholders of Large Cap Equity Fund and Small-Mid Cap Equity Fund for the fiscal period ending February 29, 2024 (File No. 811-06318; SEC Accession No. 0001193125-24-133204);

•	Annual Report to shareholders of Large Cap Equity Fund and Small-Mid Cap Equity Fund for the fiscal year ending August 31, 2023 (File No. 811-06318; SEC Accession No. 0001193125-23-273297);

•	A statement of additional information dated October 18, 2024, relating to this Prospectus/Information Statement.

You may request a free copy of the statement of additional information relating to this Prospectus/Information Statement or a Target Fund’s Prospectus without charge by calling the Trust at 1-800-869-3326 or by writing to MS Pathway Funds, 2000 Westchester Avenue, Purchase, NY 10577.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS/INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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SUMMARY

This is only a summary of certain information contained in this Prospectus/Information Statement. You should read the more complete information in the rest of this Prospectus/Information Statement and the Plan (which has been filed as an exhibit to each Acquiring Fund’s Registration Statement on Form N-14 of which this Prospectus/Information Statement is a part).

Why am I receiving a combined Prospectus/Information Statement?

You are receiving a combined Prospectus/Information Statement because you own shares of a Target Fund. It is proposed that each Target Fund, which is currently operated as a mutual fund, will be converted into an ETF through a Reorganization with and into the corresponding Acquiring Fund. Each Acquiring Fund is a newly organized series of the Trust and currently has no assets or liabilities. Each Acquiring Fund was created specifically in connection with the applicable Reorganization for the purpose of acquiring the assets and assuming the liabilities of the corresponding Target Fund and will not commence operations until the closing date of the Reorganization.

Each Reorganization will be accomplished in accordance with the Plan. Among other things, the Plan provides for the: (i) acquisition by the Trust, on behalf of each Acquiring Fund, of all of the property and other assets of the corresponding Target Fund, in exchange solely for (a) shares of beneficial interest, no par value, of the Acquiring Fund, and (b) assumption by the Trust, on behalf of the Acquiring Fund, of all of the liabilities of the corresponding Target Fund; (ii) distribution of the shares of each Acquiring Fund to the shareholders of the corresponding Target Fund according to their respective interests, in complete liquidation of the Target Fund; and (iii) termination of each Target Fund as a series of the Trust as soon as practicable after the distribution. In addition, prior to the Reorganizations, shareholders will receive cash equal to the net asset value of any fractional shares of a Target Fund held by the shareholder at such time. The Plan has been filed as Exhibit A to this Prospectus/Information Statement.

In accordance with the Trust’s organizational documents, as applicable, and applicable Massachusetts state and U.S. federal law (including Rule 17a-8 under the Investment Company Act of 1940, as amended), each Reorganization can be effected without the approval of shareholders of the relevant Target Fund. Therefore, we are not asking you for a proxy, and you are requested not to send a proxy.

Why are reorganizations not involving my fund included in the Prospectus/Information Statement?

To reduce costs, the proposals relating to the Target Funds have been combined into one Prospectus/Information Statement. Accordingly, not all reorganizations may be applicable to each shareholder.

Why are the Reorganizations occurring?

Consulting Group Advisory Services LLC (the “Manager”) and the Board believe that operating the Target Funds as ETFs is in the best interests of the Target Funds and their shareholders. After each Reorganization, shareholders of each Target Fund will still be invested in an open-end fund with the same investment objective, investment strategies, and fundamental investment policies as their Target Fund, that is operated by the same investment adviser, sub-advisers and portfolio managers as the Target Fund.

In addition, operating the Target Funds as ETFs is expected to offer a number of benefits to shareholders following the Reorganizations, including:

•

Economies of Scale: The Board took into consideration the Manager’s belief that the Reorganizations may provide an opportunity for asset growth, which could provide economies of scale benefits to Fund shareholders, including an eventual reduction in the total expense ratio that you pay as a Fund shareholder. Additionally, the Board took into consideration the Manager’s belief that a larger asset base may provide other benefits to the Funds, such as attracting more market interest and visibility from brokers/market makers, potentially reducing spreads and trading discounts, and other benefits associated with a larger market presence.

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•

Enhanced Tax Efficiency: Shareholders of the Target Funds are expected to benefit from the potential for greater tax efficiency with the ETF structure. While the tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire and dispose of securities in-kind, which generally allows shareholders of an ETF to defer the realization of capital gains as the result of the ETF’s portfolio transactions. In contrast, when portfolio securities are sold within a mutual fund (either to rebalance the mutual fund’s holdings or to raise cash for redemptions), the sale can create capital gains within the mutual fund that impact all taxable shareholders of the mutual fund.

•

Intraday Trading: ETFs provide shareholders with the opportunity to purchase and sell shares throughout the day at market-determined prices, instead of being required to wait to make a purchase or a redemption at the next calculated net asset value (“NAV”) per share at the end of the trading day. This means that when a shareholder decides to purchase or sell shares of the ETF, the shareholder can act on that decision immediately by contacting the shareholder’s broker to execute the trade. The market price of the ETF may be higher or lower than the then-current pro rata value of the ETF’s net assets and may be higher or lower than the ETF’s next calculated NAV at the close of the trading day.

•

Lower transaction costs and advantageous tax treatment: As described in further detail below, it is expected that Authorized Participants (as defined below) will primarily purchase and redeem shares of an Acquiring Fund in exchange for a basket of securities, rather than cash. These “in-kind” purchases and redemptions will permit the Acquiring Funds to avoid the usual transaction costs and market impact of cash transactions that the Target Funds typically experience. In addition, the Acquiring Funds do not expect in-kind redemptions to result in taxable distributions (or deemed distributions) for the shareholders of the Acquiring Funds that are not redeeming their shares. To the extent an Acquiring Fund sells portfolio holdings to implement its strategy or engages in cash transactions with Authorized Participants, such transactions might cause an Acquiring Fund to recognize taxable gain, which would generally need to be distributed to shareholders.

What are some other features of ETFs that differ from mutual funds?

The following are some unique features of ETFs that differ from mutual funds:

•

Sales only through a Broker. While a mutual fund’s shares may be directly purchased or redeemed from the fund at NAV, individual shares of ETFs, like the Acquiring Funds, may only be purchased and sold on a stock exchange through a broker at market prices. Shares of an Acquiring Fund may be purchased or redeemed directly from the Acquiring Fund only in large blocks of shares (“Creation Units”), and only an authorized participant (“Authorized Participant”), which are typically large financial institutions that agree to facilitate the secondary market for an ETF’s shares through the creation and redemption process, may engage in purchase or redemption transactions directly with the Acquiring Fund. Once created, shares of an Acquiring Fund may be purchased and sold through a broker at market prices. When buying and selling shares through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs trade with no transaction fees (NTF) on many platforms. In addition, a shareholder of an ETF, such as each Acquiring Fund, may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because ETF shares trade at market prices rather than at NAV, shares of an ETF may trade at a price less than (discount) or greater than (premium) the then-current pro rata value of an Acquiring Fund’s net assets. The trading prices of an ETF’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for the ETF’s shares and shares of the underlying securities held by the ETF, economic conditions and other factors.

•

Transparency. Currently, each Target Fund only provides periodic disclosure of its complete portfolio holdings (typically quarterly on at least a 25-day lag). Each Acquiring Fund will be a transparent ETF that operates with full transparency for its portfolio holdings. Following the Reorganizations, the Acquiring Funds, like other transparent ETFs, will make their portfolio holdings public each day. This holdings information, along with other information about the Acquiring Funds, will be available on the Acquiring Funds’ website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

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In addition, the Acquiring Funds are subject to certain risks unique to operating as ETFs. For more information, see “Are there any differences in risks between the Target Funds and the Acquiring Funds?” below.

Has each Target Fund’s Board approved the applicable Reorganization?

Yes, the Board of Trustees of the Trust (the “Board”) approved each Reorganization because it believes that it is in the best interests of the Target Funds and the Acquiring Funds. The Board carefully reviewed the terms of each Reorganization and unanimously approved the Plan. For the reasons set forth in the “REASONS FOR THE PROPOSED REORGANIZATIONS AND BOARD DELIBERATIONS” section of this Prospectus/Information Statement, the Board, including the Trustees who are not “interested persons” as defined in the 1940 Act of the Trust, have determined that participation in the Reorganizations is in the best interests of each Target Fund and the Acquiring Funds. The Board also concluded that no dilution in value would result to the shareholders of a Target Fund or the shareholders of an Acquiring Fund as a result of the Reorganizations.

What will happen if the Reorganizations occur?

If the closing conditions of the applicable Reorganization under the Plan are satisfied or waived, then shareholders of that Target Fund will become shareholders of the corresponding Acquiring Fund on or around November 18, 2024 and will no longer be shareholders of the Target Fund. Shareholders of the Target Fund will receive shares of the corresponding Acquiring Fund having a total dollar value equal to the total dollar value of the shares such shareholder held in the Target Fund immediately prior to the effectiveness of the Reorganization as determined pursuant to the Plan. In addition, prior to the Reorganizations, shareholders will receive cash equal to the net asset value of any fractional shares of a Target Fund held by the shareholder at such time. The Acquiring Funds do not issue fractional shares.

In particular, the Plan provides for the: (i) acquisition by the Trust, on behalf of each Acquiring Fund, of all of the property and other assets of the corresponding Target Fund, in exchange solely for (a) shares of beneficial interest, no par value, of the Acquiring Fund, and (b) assumption by the Trust, on behalf of the Acquiring Fund, of all of the liabilities of the Target Fund; (ii) distribution of the shares of each Acquiring Fund to the shareholders of the corresponding Target Fund according to their respective interests and, in complete liquidation of the Target Fund; and (iii) termination of each Target Fund as a series of the Trust as soon as practicable after the distribution.

How will the Reorganizations affect me as a shareholder?

If a Reorganization is completed with respect to your Target Fund, you will cease to be a shareholder of that Target Fund and will become a shareholder of the corresponding Acquiring Fund. Upon completion of a Reorganization, Target Fund shareholders will own shares of the corresponding Acquiring Fund having an aggregate NAV equal to the aggregate NAV of the shares of such Target Fund that were owned when the Reorganizations happened. Shares of an Acquiring Fund are not issued in fractional shares. As a result, the applicable Target Fund will redeem any fractional shares held by shareholders at NAV immediately prior to the Reorganizations. Such redemption will result in a cash payment, which will be a taxable sale of shares for shareholders who hold fractional shares in a taxable account. Shareholders should consult their tax advisors to determine the effect of the redemption of fractional shares.

After the Reorganizations, individual shares of each Acquiring Fund may only be purchased and sold on the floor of NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems. Should a former Target Fund shareholder decide to purchase or sell shares in an Acquiring Fund after a Reorganization, the shareholder will need to place a trade through a broker who will execute the trade on an exchange at prevailing market prices. Because Acquiring Fund Shares trade at market prices rather than at NAV, Acquiring Fund Shares may trade at a price less than (discount) or greater than (premium) the then-current pro rata value of an Acquiring Fund’s net assets. As with all ETFs, your broker may charge a commission for purchase and sale transactions, although ETFs trade with no transaction fees (NTF) on many platforms.

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How will the number of shares of the Acquiring Fund that I will receive be determined?

As a Target Fund shareholder, you will receive your pro rata share of the corresponding Acquiring Fund Shares received by the Target Fund in the applicable Reorganization. In addition, prior to the Reorganizations, shareholders will receive cash equal to the net asset value of any fractional shares of a Target Fund held by the shareholder at such time. Each Acquiring Fund does not issue fractional interests. The number of shares that each Target Fund’s shareholders will receive will be based on the relative NAVs of such Target Fund and its corresponding Acquiring Fund as of the regular close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 pm Eastern Time) on the business day immediately preceding the Closing Date. Each Target Fund’s assets will be valued pursuant to the Trust’s valuation procedures. The total value of your holdings is not expected to change as a result of the Reorganizations because both the Target Funds and Acquiring Funds utilize the same procedures for valuing portfolio securities.

Will the Reorganizations affect the way my investments are managed?

No. Each Acquiring Fund will be managed using the same investment objective, principal investment strategies, policies and restrictions as those of its corresponding Target Fund.

The Manager serves as the investment adviser to each Target Fund and will also serve as investment adviser to each Acquiring Fund. The Manager, subject to Board review, selects and oversees professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of each Target Fund. Each Acquiring Fund will have the same Sub-advisers as its corresponding Target Fund. Accordingly, the portfolio management team of each Acquiring Fund will be the same as its corresponding Target Fund.

For a more complete discussion, see the sections of the proposal relating to your Reorganization titled: “COMPARISON OF IMPORTANT FEATURES OF THE FUNDS – Are there any significant differences between the investment objectives, policies and strategies of the Funds?” and “How do the principal investment risks of the Funds compare?” and “COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES, POLICIES AND RISKS – How do the investment objectives, strategies, policies and risks of the Funds compare?” and “What are the principal investment risks associated with investments in the Funds?”

Are there any differences in risks between the Target Funds and the Acquiring Funds?

The principal risks for each Target Fund and its corresponding Acquiring Fund, with respect to each Fund’s investment program, are substantially the same, except that, as a shareholder of an Acquiring Fund, you would also be subject to risks related to the Acquiring Fund’s ETF structure.

For example, you will be subject to the risk that shares of an Acquiring Fund will trade at market prices that are above (premium) or below (discount) the Acquiring Fund’s NAV per share, whereas shares of a Target Fund are purchased and sold at prices based upon their NAV as next determined after an order is received. You will also be subject to the risk that an Acquiring Fund’s “authorized participants,” which are the only entities that are permitted to engage in creation or redemption transactions directly with an Acquiring Fund, do not engage in such transactions, which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting.

For a more complete discussion of the risks of each Target Fund and the corresponding Acquiring Fund, see the sections of the proposal relating to your Target Fund’s Reorganization titled: “COMPARISONS OF INVESTMENT OBJECTIVES, STRATEGIES, POLICIES AND RISKS – How do the investment objectives, strategies, policies and risks of the Funds compare?” and “What are the principal investment risks associated with investments in the Funds?”

Will each Acquiring Fund have the same management fee as its corresponding Target Fund?

No. Each Acquiring Fund will have a lower investment management fee as compared to its corresponding Target Fund. The table below summarizes the applicable advisory fee rates, based on a percentage of average daily net assets:

	Target Fund Contractual Management Fee	Acquiring Fund Contractual Management Fee
Large Cap Equity Fund to Large Cap Equity ETF Reorganization	0.60%	0.55%
Small-Mid Cap Equity Fund to Small-Mid Cap Equity ETF Reorganization	0.80%	0.75%

Each Fund pays the Manager an investment management fee calculated daily at an annual rate based on each Fund’s average daily net assets and paid monthly in arrears. The Manager pays each Sub-adviser a sub-advisory fee from its investment management fees.

How will the gross and net total expense ratios of each Acquiring Fund compare to those of its corresponding Target Fund?

Following each Reorganization, the gross total expense ratio (before the effect of any expense limitation agreements described herein) of each Acquiring Fund is expected to be lower than the gross total expense ratio of its corresponding Target Fund. The net total expense ratio of each Acquiring Fund following its Reorganization (after the effect of any expense limitation agreements described herein) is expected to be the same as the net total expense ratio of its corresponding Target Fund immediately prior to its Reorganization.

For a more detailed comparison of the Funds’ fees and expenses, see the sections of the proposal relating to your Target Fund’s Reorganization titled “COMPARISON OF IMPORTANT FEATURES OF THE FUNDS – What are the Funds’ investment management fee rates?” and “What are the fees and expenses of each Fund and what might they be after the Reorganization?”

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Will the Acquiring Funds charge the same Morgan Stanley Advisory Program Fees as the Target Funds?

Yes. If you own shares of a Fund through a Morgan Stanley-sponsored investment advisory program, then your investment is subject to a shareholder fee (in addition to annual fund operating expenses). The maximum shareholder fee for assets invested in the Trust through the Consulting Group Advisor, Select UMA or the Portfolio Management investment advisory programs is 2.00% of average quarter-end net assets.

Who will pay the costs in connection with the Reorganizations?

The Target Funds will evenly bear and pay all costs and expenses associated with the completion of the Reorganizations, including legal expenses and the costs of preparing this Information Statement, although each Target Fund will pay for its own portion of the costs and expenses relating to the printing and mailing of this Information Statement. The Target Funds will also evenly bear the brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the Reorganization. The Manager does not expect the Target Funds or the Acquiring Funds to bear any portfolio respositioning costs in connection with the Reorganizations.

The estimated aggregate costs to be borne by each Target Fund are $132,500, which amounts to less than $0.01 per share of each Fund. The payment of such fees and expenses will be considered an extraordinary fund expense by the Target Funds and, therefore, will not be subject to any voluntary expense limitation or reimbursement agreement.

What are the federal income tax consequences of the Reorganizations?

Each Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes and each Target Fund anticipates receiving a legal opinion to that effect, although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position. Provided each Reorganization is so treated, shareholders of the applicable Target Fund will recognize no gain or loss for federal income tax purposes upon the exchange of all of their shares in the Target Fund for shares in the Acquiring Fund, other than with respect to cash paid in lieu of fractional shares. Shareholders should consult their tax adviser about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this Prospectus/Information Statement relates only to the federal income tax consequences of the Reorganization.

In addition, the tax basis and holding period of a shareholder’s Target Fund shares are expected to carry over to the Acquiring Fund shares the shareholder receives in the Reorganization. At any time prior to the consummation of the Reorganization, Target Fund shareholders may redeem their Target Fund shares. Redemption of shares either before or after the Reorganization will generally result in the recognition of gain or loss to such shareholders for U.S. federal income tax purposes.

For more information, please see the section “FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION.”

What is the anticipated timing of the Reorganizations?

The Reorganizations are currently expected to close on November 18, 2024 (the “Closing Date”).

Will my Morgan Stanley brokerage account be able to accept shares of an Acquiring Fund?

Yes. The Morgan Stanley brokerage account that you used to purchase shares of a Target Fund will be able to accept shares of the applicable Acquiring Fund.

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Currently, shares of the Target Funds are only available to participants in certain investment advisory programs sponsored by Morgan Stanley, and, accordingly, an investor must maintain a brokerage account with Morgan Stanley Wealth Management in order to purchase shares of a Target Fund. Each of these brokerage accounts will be able to hold shares of an Acquiring Fund.

What if I don’t want to hold ETF shares?

If you do not want to receive ETF shares in connection with a Reorganization, you may redeem your shares of the applicable Target Fund or you may exchange those shares for shares of another eligible mutual fund managed by the Manager prior to the Reorganization. If a Target Fund shareholder redeems its shares and such shares are held in a taxable account, the shareholder will recognize a taxable gain or loss based on the difference between the redeeming shareholder’s tax basis in the shares and the amount that the redeeming shareholder receives for them. Exchanging Target Fund shares into another eligible mutual fund is also a taxable event similar to redeeming Target Fund shares.

Each Reorganization is expected to close on November 18, 2024 (the “Closing Date”). If the Reorganizations close on November 18, 2024, as is currently anticipated, the last date to redeem your shares or exchange them for shares of another eligible mutual fund managed by the Manager is November 14, 2024. The Acquiring Funds will open for trading on November 18, 2024.

Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganizations?

No. The full value of shares of each Target Fund will be exchanged for shares of the Acquiring Fund without any sales load, commission, redemption fee or other transactional fee being imposed.

However, the Target Funds will evenly pay all costs and expenses associated with the completion of the Reorganizations, including legal expenses and the costs of preparing this Information Statement, although each Target Fund will pay for its own portion of the costs and expenses relating to the printing and mailing of this Information Statement. The Target Funds will also evenly bear the brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the Reorganization.

What are the distribution arrangements for the Funds?

Morgan Stanley Smith Barney LLC, located at 2000 Westchester Avenue, Purchase, New York 10577, serves as the distributor and principal underwriter for the Target Funds. Shares of the Target Funds are only available to participants in certain investment advisory programs sponsored by Morgan Stanley.

Foreside Fund Services, LLC (the “Acquiring Fund Distributor”) will serve as the distributor and principal underwriter for the Acquiring Funds. The Acquiring Fund Distributor or its agent distributes Creation Units for the Acquiring Funds on an agency basis. Pursuant to a written agreement with the Trust, the Acquiring Fund Distributor, as agent, reviews and approves orders by authorized participants to create and redeem Acquiring Fund Shares in Creation Units. The Acquiring Fund Distributor does not maintain a secondary market in shares of the Acquiring Funds. The Acquiring Fund Distributor has no role in determining the investment policies of the Acquiring Funds or the securities that are purchased or sold by the Acquiring Funds. The Acquiring Fund Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Association (“FINRA”). The Acquiring Fund Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, ME 04101.

Whom do I contact for further information?

You can contact your Morgan Stanley financial adviser for further information. You also may contact the Trust by calling 1-800-869-3326 or by writing to MS Pathway Funds, 2000 Westchester Avenue, Purchase, NY 10577.

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COMPARISON OF IMPORTANT FEATURES OF THE FUNDS

Are there any significant differences between the investment objectives, policies and strategies of the Funds?

Investment Objectives

Each Acquiring Fund has the same investment objective as its corresponding Target Fund. Each Fund seeks capital appreciation. The investment objective of each Fund is non-fundamental and does not require shareholder approval to change.

Principal Investment Strategies

Each Acquiring Fund has the same principal investment strategies as its corresponding Target Fund, as set forth below:

Large Cap Equity Fund	Large Cap Equity ETF

The Large Cap Equity ETF will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of large capitalization (or “cap”) companies or in other investments with similar economic characteristics. The Large Cap Equity ETF defines large cap companies as companies whose market capitalizations typically fall within the range of the Russell 1000® Index. The market capitalization of the companies in large-cap market indices and the Large Cap Equity ETF’s portfolio changes over time. The Large Cap Equity ETF may invest up to 10% of its assets in the securities of foreign issuers that are not traded on a U.S. exchange or the U.S. over-the-counter market. The Large Cap Equity ETF may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.

The Large Cap Equity ETF employs a “multi-manager” strategy whereby portions of the Fund are allocated to professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Large Cap Equity ETF.

Small-Mid Cap Equity Fund	Small-Mid Cap Equity ETF

The Small-Mid Cap Equity ETF will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the equity securities of small-mid capitalization (or “cap”) companies or in other investments with similar economic characteristics. The Small-Mid Cap Equity ETF defines small-mid cap companies as companies with market caps not exceeding the highest month-end market cap value of any stock in the Russell 2500® Index or Russell Mid Cap Index for the previous 12 months, whichever is greater. The Small-Mid Cap Equity ETF may invest up to 10% of its assets in the securities of foreign issuers that are not traded on a U.S. exchange or the U.S. over-the-counter market. The Small-Mid Cap Equity ETF may also lend portfolio securities to earn additional income. Any income realized through securities lending may help the Small-Mid Cap Equity ETF’s performance.

The Small-Mid Cap Equity ETF employs a “multi-manager” strategy whereby portions of the Fund are allocated to professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Small-Mid Cap Equity ETF.

Investment Policies and Restrictions

The fundamental and non-fundamental investment policies of each Acquiring Fund are identical to those of its corresponding Target Fund. The Funds’ fundamental investment policies and non-fundamental policies are set forth in Exhibit B. Fundamental investment policies may not be changed without shareholder approval. Non-fundamental policies may be changed without shareholder approval.

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Further information about each Target Fund’s investment objectives, strategies, policies, and limitations is contained in the Prospectus and Statement of Additional Information of the Target Funds, which are on file with the SEC.

How do the principal investment risks of the Funds compare?

The principal risks for each Target Fund and its corresponding Acquiring Fund, with respect to each Fund’s investment program, are substantially the same, except that, as a shareholder of an Acquiring Fund, you would also be subject to risks related to the Acquiring Fund’s ETF structure.

The following tables compare the principal risks of investing in the Target Funds, as identified in each Target Fund’s summary prospectus, with the principal risks of its corresponding Acquiring Fund. Each Acquiring Fund’s principal risk factors have been marked to show changes made to the corresponding risk factors of its respective Target Fund. Deleted text from each Target Fund’s risk factors is shown in strikethrough.

Large Cap Equity Fund – Large Cap Equity ETF Reorganization

Principal Risks	Target Large Cap Equity Fund:	Acquiring Large Cap Equity ETF (marked to show changes):

Market Risk, which is the risk that stock prices decline overall. Markets are volatile and can decline significantly in response to real or perceived adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short and long-term. Market risk may affect a single company, sector of the economy or the market as a whole.	✓	✓

Equity Risk, which is the risk that prices of equity securities rise and fall daily due to factors affecting individual companies, particular industries or the equity market as a whole.	✓	✓

Exchange-Traded Funds (“ETFs”) Risk, which is the risk of owning shares of an ETF and generally reflects the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.	✓	✓

Investment Style Risk, which means large cap and/or growth stocks could fall out of favor with investors and trail the performance of other types of investments.	✓	✓

Foreign Investment Risk, which means risks unique to foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.	✓	✓

Securities Lending Risk, which includes the potential insolvency of a borrower and losses due to the re-investment of collateral received on loaned securities in investments that default or do not perform well.	✓	✓

Manager Risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform. This risk is common for all actively managed funds.	✓	✓

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Multi-Manager Risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. ~~The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and result in more taxable short-term gains for shareholders.~~	✓	✓

Issuer Risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

	✓	✓

Sector Risk, which is the risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

	✓	✓

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ETF Structure Risks. The Acquiring Large Cap Equity ETF is structured as an ETF and is subject to the special risks, including:

Not Individually Redeemable. Shares are not individually redeemable to retail investors and may be redeemed by the Fund only to Authorized Participants at NAV in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough shares to constitute a Creation Unit.

Trading Issues. An active trading market for the Fund’s shares may not be developed or maintained. Trading in shares on NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Market Price Variance Risk. The market price of the Fund’s shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares may trade at a discount to NAV, and, therefore, shareholders could receive less or pay more than NAV when selling or purchasing shares.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.

Fluctuation of Net Asset Value Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on the Exchange. The Manager cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time.

No Comparable Risks	✓

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Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.	No Comparable Risk	✓

Small-Mid Cap Equity Fund – Small-Mid Cap Equity ETF Reorganization

Principal Risks	Target Small-Mid Cap Equity Fund:	Acquiring Small-Mid Cap Equity ETF (marked to show changes):

Market Risk, which is the risk that stock prices decline overall. Markets are volatile and can decline significantly in response to real or perceived adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short and long-term. Market risk may affect a single company, sector of the economy or the market as a whole.

	✓	✓
Equity Risk, which is the risk that prices of equity securities rise and fall daily due to factors affecting individual companies, particular industries or the equity market as a whole.	✓	✓

Exchange-Traded Funds (“ETFs”) Risk, which is the risk of owning shares of an ETF and generally reflects the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

	✓	✓
Investment Style Risk, which means large cap and/or growth stocks could fall out of favor with investors and trail the performance of other types of investments.	✓	✓

Small-Mid Cap Risk, which refers to the fact that historically, small-mid cap companies tend to be more vulnerable to adverse business and economic events, have been more sensitive to changes in earnings results and forecasts and investor expectations, and experience sharper swings in market values than larger, more established companies. At times, small-mid cap stocks may be less liquid and harder to sell at prices the Sub-advisers believe are appropriate.

	✓	✓

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Foreign Investment Risk, which means risks unique to foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.	✓	✓

Securities Lending Risk, which includes the potential insolvency of a borrower and losses due to the re-investment of collateral received on loaned securities in investments that default or do not perform well.

	✓	✓
Manager Risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform. This risk is common for all actively managed funds.	✓	✓

Multi-Manager Risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. ~~The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and result in more taxable short-term gains for shareholders.~~

	✓	✓

Issuer Risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

	✓	✓

Sector Risk, which is the risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

	✓	✓

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ETF Structure Risks. The Small-Mid Cap Equity ETF is structured as an ETF and is subject to the special risks, including:

Not Individually Redeemable. Shares are not individually redeemable to retail investors and may be redeemed by the Fund only to Authorized Participants at NAV in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough shares to constitute a Creation Unit.

Trading Issues. An active trading market for the Fund’s shares may not be developed or maintained. Trading in shares on NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Market Price Variance Risk. The market price of the Fund’s shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares may trade at a discount to NAV, and, therefore, shareholders could receive less or pay more than NAV when selling or purchasing shares.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.

Fluctuation of Net Asset Value Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on the Exchange. The Manager cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time.

No Comparable Risks	✓

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Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.	No Comparable Risk	✓

Who manages the Funds?

Each Acquiring Fund has the same investment adviser, sub-advisers and portfolio managers as its corresponding Target Fund.

Investment Adviser. Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Wealth Management, serves as the investment adviser for each Fund. The Manager is located at 2000 Westchester Avenue, Purchase, NY 10577. The Manager is registered with the Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. As of June 30, 2024, the Manager had approximately $7.6 billion in assets under management.

The Multi-Manager Strategy. Each Fund shares a “multi-manager” strategy. The Manager selects and oversees professional money managers (each a “Sub-adviser,” and collectively, the “Sub-advisers”) who are responsible for investing the assets of the Funds. Subject to Board review and approval, and in reliance on an exemptive order obtained from the SEC, the Manager selects and oversees professional money managers (the Sub-advisers) who are responsible for investing the assets of each Fund. The exemptive order permits the Manager, with the approval of the Board, to retain unaffiliated sub-advisers for a Fund without submitting the sub-advisory agreements to a vote of the Fund’s shareholders. Among other things, the exemptive order permits the non-disclosure of amounts payable by the Manager to individual unaffiliated sub-advisers under such sub-advisory agreements.

The Sub-advisers are selected based primarily upon the research and recommendation of the Manager, which includes a quantitative and qualitative evaluation of a Sub-adviser’s skills and investment results in managing assets for specific asset classes, investment styles and strategies. The Manager allocates and, when appropriate, reallocates the Fund’s assets among the Sub-advisers, continuously monitors and evaluates Sub-adviser performance (including trade execution), performs other due diligence functions (such as an assessment of changes in personnel or other developments at the Sub-advisers), and oversees Sub-adviser compliance with the Fund’s investment objectives, policies and guidelines. The Manager also monitors changes in market conditions and considers whether changes in the allocation of Fund assets or the lineup of Sub-advisers should be made in response to such changes in market conditions. Sub-advisers may also periodically recommend changes or enhancements to the Fund’s investment objectives, policies and guidelines, which are subject to the approval of the Manager and may also be subject to the approval of the Board.

The Manager screens a universe of registered investment advisory firms and tracks the performance of these advisory firms. The Manager continually evaluates the strength and performance of these firms, focusing on a number of key issues, which may include:

•	level of expertise

•	relative performance and consistency of performance

•	strict adherence to investment discipline or philosophy

•	personnel, facility and financial strength

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•	quality of service and communication

The Manager employs a rigorous evaluation process to select Sub-advisers that have distinguished themselves through consistent and superior performance. The Manager recommends the portion of assets of each Fund to be managed by each Sub-adviser and may adjust each allocation by up to 10% without Board approval under normal circumstances. During unusual economic or market conditions or in response to developments at one or more Sub-advisers, the Manager may adjust allocations without limitation.

The Sub-Advisers. Each Acquiring Fund will have the same Sub-advisers as its corresponding Target Fund.

The Sub-advisers are responsible for the day-to-day investment management of the Funds. The names and addresses of the Sub-advisers, the percentage of Fund assets each Sub-adviser manages, and certain information about how each Sub-Adviser selects investments with respect to its allocated portion of a Fund are set forth below.

Large Cap Equity Fund – Large Cap Equity ETF Reorganization
Sub-Adviser	Percentage	Investment Strategy
BlackRock Financial Management, Inc. (“BlackRock”) Park Avenue Plaza 55 East 52nd St. New York, NY 10055	63%	BlackRock will employ a “passive” investment approach. This means that BlackRock will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 1000® Index before deduction of Fund expenses. The Fund will buy or sell securities only when BlackRock believes it is necessary to do so in order to match the performance of the index. Accordingly, it is anticipated that the Fund’s portfolio turnover and trading costs will be lower than those of an “actively” managed fund. However, the Fund has operating and other expenses, while an index does not. Therefore, the Fund will tend to underperform its target index to some degree over time. At times, the portfolio composition of the Fund may be altered (or rebalanced) to reflect changes in the characteristics of the index that the Fund tracks. BlackRock may invest a portion of the account in ETFs to reflect a growth or value tilt as directed by the Manager.
ClearBridge Investments, LLC (“ClearBridge”) 620 8th Avenue, 48th FL New York, NY 10018	8%	ClearBridge invests in large capitalization companies that it believes are dominant in their industries due to product, distribution or service strength. ClearBridge emphasizes individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. ClearBridge attempts to identify established large capitalization companies with the highest growth potential, then analyze each company in detail, ranking its management, strategy and competitive market position. Finally, ClearBridge attempts to identify the best values available among the growth companies identified. ClearBridge may sell a security if it no longer meets the Fund’s investment criteria or for other reasons, including to meet redemptions or to redeploy assets to better investment opportunities.
Great Lakes Advisors, LLC (“Great Lakes”) 231 S. Lasalle Street,	17%	In managing its portion of the Fund’s assets, Great Lakes believes that a bottom-up focused portfolio targeting stocks with attractive valuations and

15

4th Floor Chicago, IL 60604		improving fundamentals, coupled with a disciplined use of risk controls, has the potential to deliver consistent outperformance as well as protection in down markets with lower volatility than the benchmark. Great Lakes employs an integrated approach which balances quantitative analysis, fundamental research, and risk management guidelines to identify stocks within the broader market that align with this investment philosophy. Great Lakes will sell securities that no longer meet the investment criteria of its portfolio management team and will seek to replace them with stocks deemed to produce a portfolio with a better combination of risk and reward.
Principal Asset Management (“Principal”) 801 Grand Avenue, Des Moines, IA 50392	12%	In managing its portion of the Fund’s assets, Principal believes that a focus on high quality companies led by owner-operators with attractive valuations and strong business fundamentals, alongside a valuation discipline, has the potential to deliver consistent long-term outperformance. Principal employs fundamental analysis with a focus on risk-adjusted returns over full market cycles to identify stocks within the market that align with its investment philosophy.

Small-Mid Cap Equity Fund – Small-Mid Cap Equity ETF Reorganization
Sub-Adviser	Percentage	Investment Strategy
AllianceBernstein L.P. (“AllianceBernstein”) 501 Commerce Street Nashville, TN 37203	20%	AllianceBernstein’s investment philosophy is to purchase attractively valued stocks with compelling company and/or industry-level investment catalysts to outperform the market. AllianceBernstein employs a systematic and disciplined bottom-up investment process characterized by a unique integration of fundamental and quantitative research. All of AllianceBernstein’s investment decisions are made based upon its analysts’ proprietary internal research and the judgment of the U.S. Small & Mid-Cap Value Equities strategy’s portfolio management team. AllianceBernstein’s investment process has three main components: (1) identifying and researching attractive opportunities, (2) rigorous research review, and (3) portfolio construction. AllianceBernstein begins with a universe of approximately 2,500 small- and mid-capitalization stocks and focuses on those with market capitalizations between $1 billion and $5 billion at the time of initial purchase or are members of the Russell 2500 Value Index.
BlackRock Financial Management, Inc. (“BlackRock”) Park Avenue Plaza 55 East 52nd St. New York, NY 10055	40%	BlackRock uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Russell 2500® Index (the “Underlying Index”). The securities selected are expected to

16

		have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index. BlackRock may invest a portion of the account in ETFs to reflect a growth or value tilt as directed by the Manager.
Neuberger Berman Investment Advisers LLC (“Neuberger”) 1290 6th Avenue New York, NY 10104	17%	Neuberger uses a bottom-up, research driven approach to identify stocks of companies that are available at market prices below Neuberger’s estimate of their intrinsic value and that Neuberger believes has the potential for appreciation in value over time. Neuberger’s estimate of a company’s intrinsic value represents its view of the company’s true, long-term economic value, which may be currently distorted by market inefficiencies. This estimate of intrinsic value represents what Neuberger believes a company could be worth if it is acquired, if its profitability normalizes to its long-term average level, or if its valuation moves in line with valuations of publicly traded peers. Neuberger believes that while markets are often efficient, certain investment opportunities tend to be mispriced due to market inefficiencies. For example, market inefficiencies may exist at times in the small capitalization segment of the market due to a lack of widely available research on these companies. The portfolio managers attempt to exploit these market inefficiencies and look for opportunities to invest in companies they believe to be undervalued, such as companies with complex corporate structures, cyclical business and growing franchises whose growth has been temporarily interrupted.
Westfield Capital Management Company, L.P. (“Westfield”) One Financial Center 23rd Floor Boston, MA 02111	23%	Westfield uses a fundamental bottom-up research approach, which seeks to identify reasonably priced stocks with high earnings potential. In order to seek the highest returns with the least degree of risk, Westfield generally favors stocks that, in the judgment of the firm, have: (i) sizeable management ownership; (ii) strong financial conditions; (iii) sufficient cash flow to fund growth internally; and (iv) strong pricing power. Westfield also considers factors such as earnings growth forecasts, price target estimates, total return potential, and business developments. Stocks may be sold when Westfield believes that the stocks no longer represent attractive investment opportunities, based on the factors described above.

Portfolio Managers. Each Acquiring Fund will have the same portfolio managers as those of its corresponding Target Fund The portfolio management team of each Fund is set forth below.

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Large Cap Equity Fund – Large Cap Equity ETF Reorganization
Sub-Adviser	Fund Manager/Fund Management Team Members, Title, Past 5 Years Business Experience	Target Fund Manager Since	Acquiring Fund Manager Since

BlackRock	Jennifer Hsui, CFA® Managing Director, Co-Head of Index Equity (2006-present). Mrs. Hsui is the Chief Investment Officer for Global Portfolio Management within BlackRock’s ETF and Index Investments (EII) business. She is responsible for setting direction, establishing policy, and guiding investment decisions across Index Equity products.	2018	2024
	Paul Whitehead Managing Director, Co-Head of Index Equity (2022-present). Mr. Whitehead is the Co-Head of the Index Equity withing BlackRock’s EII business. He is responsible for overseeing the management of Institutional and iShares funds. Mr. Whitehead’s service with the firm dates back to 1996	2022	2024
	Peter Sietsema, CFA® Director and Senior Portfolio Manager Mr. Sietsema is the Head of Sub-Advised, US Institutional, and Canada/LatAm ETF Portfolio Management within BlackRock’s EII business. Mr. Sietsema’s service with the firm dates back to 2007.	2022	2024

ClearBridge	Peter Bourbeau Managing Director and Portfolio Manager (1991-present). Mr. Bourbeau has 32 years of investment industry experience. He joined ClearBridge or its predecessor in 1991.	2017	2024
	Margaret Vitrano Managing Director and Portfolio Manager (1997-present). Ms. Vitrano has 27 years of investment industry experience. She joined ClearBridge or its predecessor in 1997.	2017	2024

Great Lakes	Paul Roukis, CFA® Portfolio Manager Mr. Roukis is a Portfolio Manager on the Fundamental Equity Large Cap team at Great Lakes Advisors. Paul has been with the firm since 2005 and in the industry since 1992. Previously, Mr. Roukis was a research analyst for more than 12 years with Sidoti & Company, Schroders, NatWest Securities and Value Line. Mr. Roukis earned a BBA from Hofstra University and is a CFA® charterholder.	2023	2024

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	Jeff Agne Portfolio Manager and Managing Director Mr. Agne is a Portfolio Manager on the Fundamental Equity Large Cap team at Great Lakes Advisors. He has been with the firm since 2015 and in the industry since 2001. Previously, he served as a coportfolio manager for the Global Focus strategy at PineBridge Investments. He was also an Equity Research Analyst at Banc of America Securities and Schwab Soundview Capital Markets, and a Consultant for FactSet Research Systems. Mr. Agne earned a BS from the University of Vermont and an MBA from New York University’s Stern School of Business.	2023	2024
Principal

Bill Nolin, CFA® - CIO, Portfolio Manager

Mr. Nolan is the chief investment officer for Principal Aligned. He has served as lead portfolio manager of the MidCap strategy since 1999. Mr. Nolan and his dedicated investment team subsequently introduced the Aligned Blue Chip strategy in 2012, utilizing the same philosophy and process while extending the team’s reach to larger companies. He joined Principal in 1993 in corporate credit research and transitioned to equities research in 1996. He earned his MBA from the Yale School of Management, and a bachelor’s degree in finance from the University of Iowa. Mr. Nolan is a CFA® charterholder and a member for the CFA® Institute.

		2023	2024
	Tom Rozycki, CFA® - Director of Research, Portfolio Manager Mr. Rozycki is the director of research for Principal Aligned. He is responsible for coordinating the research effort at Principal Aligned and also serves as portfolio manager for the team’s strategies. Mr. Rozycki joined the firm in 2001. He received his bachelor’s degree in finance from Drake University. Mr. Rozycki is a CFA® charterholder and a member for the CFA® Institute.	2023	2024

Small-Mid Cap Equity Fund – Small-Mid Cap Equity ETF Reorganization
Sub-Adviser	Fund Manager/Fund Management Team Members, Title, Past 5 Years Business Experience	Target Fund Manager Since	Acquiring Fund Manager Since

AllianceBernstein

James W. MacGregor, CFA® -

Chief Investment Officer

Mr. MacGregor is the Chief Investment Officer for the U.S. Small & Mid-Cap Value Equities team at AllianceBernstein, and has served in this role since 2009. He previously held the roles of the Director of Research of Small & Mid-Cap Value Equities and as the Chief Investment Officer for the Canadian Value Equities team at AllianceBernstein. He earned a bachelor’s degree in economics from McGill University, a master’s degree in economics from the London School of Economics and Political Science, and a master’s degree of business administration with an emphasis in analytic finance from the University of Chicago. Mr. MacGregor is a Chartered Financial Analyst® (CFA®) charterholder.

	2024	2024

19

	Erik Turenchalk, CFA® - Portfolio Manager Mr. Turenchalk is a portfolio manager for the U.S. Small & Mid-Cap Value Equities team at AllianceBernstein, and has served in that role since 2020. He previously held the roles of Research Analyst and Senior Research Analyst at AllianceBernstein. He earned a bachelor’s degree in business administration from the University of Connecticut. Mr. Turenchalk is a Chartered Financial Analyst® (CFA®) charterholder.	2024	2024
BlackRock	Jennifer Hsui, CFA® Managing Director, Co-Head of Index Equity (2006-present). Mrs. Hsui is the Chief Investment Officer for Global Portfolio Management within BlackRock’s EII business. She is responsible for setting direction, establishing policy, and guiding investment decisions across Index Equity products.	2018	2024
	Paul Whitehead Managing Director, Co-Head of Index Equity (2022-present). Mr. Whitehead is the Co-Head of the Index Equity withing BlackRock’s EII business. He is responsible for overseeing the management of Institutional and iShares funds. Mr. Whitehead’s service with the firm dates back to 1996	2022	2024
	Peter Sietsema, CFA® Director and Senior Portfolio Manager Mr. Sietsema is the Head of Sub- Advised, US Institutional, and Canada/LatAm ETF Portfolio Management within BlackRock’s EII business. Mr. Sietsema’s service with the firm dates back to 2007.	2022	2024

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Neuberger	Benjamin H. Nahum Managing Director Mr. Nahum is the portfolio manager for the fund. Mr. Nahum launched the fund’s strategy in 1997 and has been the Portfolio Manager for the strategy since its inception.	2016	2024

Chad Baumler, CFA® Vice President and Co-CIO

Mr. Baumler is the Vice President and Co-Chief Investment Officer of Nuance Investments, LLC (Nuance) and is a co-owner of the firm. He has been a co-manager of the Nuance Concentrated Value and Nuance Mid Cap Value products since 2014 and is the Lead Portfolio Manager of the Nuance Concentrated Value Long Short Fund since 2015. Mr. Baumler also focuses his analytical skills on the Energy, Financials and Real Estate sectors. He has over 16 years of investment analyst experience and 11 years of portfolio management experience using a classic value approach. Before joining Nuance, Mr. Baumler was a Portfolio Manager for American Century Investments (ACI) where he co-managed the American Century Value Fund and the American Century Market Neutral Value Fund. Prior to becoming a Portfolio Manager at ACI, he spent six years as an Investment Analyst specializing in the Energy and Finance sectors. Mr. Baumler also has experience working in the commercial real estate industry at CB Richard Ellis, Inc. in Kansas City, Missouri. Chad graduated from University of Northern Iowa with a Bachelor of Arts (BA) in Finance. He has a Master of Business Administration(MBA) with a concentration in Finance from the University of Texas, McCombs School of Business. Mr. Baumler is a CFA® charterholder and a member of the CFA institute.

		2019	2024
Westfield	Richard D. Lee, CFA® Managing Partner and Deputy CIO Mr. Lee is a Managing Partner and Deputy Chief Investment Officer of Westfield. He covers Hardware, Semiconductors and IT Services. Mr. Lee has been at Westfield since 2004 and has managed the Target Fund since 2004.	2004	2024

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Ethan J. Meyers, CFA® Managing Partner and Director of Research Mr. Meyers, is a Managing Partner and Director of Research. He covers Financial Technology and Business Services. Mr. Meyers has been at Westfield since 1999 and has managed the Target Fund since 2004.	2004	2024
John M. Montgomery Managing Partner, COO and Portfolio Strategist Mr. Montgomery is a Managing Partner, Chief Operating Officer and Portfolio Strategist of Westfield. Mr. Montgomery has been at Westfield since 2006 and has managed the Target Fund since 2006.	2006	2024
William A. Muggia President, CEO and CIO Mr. Muggia is President, Chief Executive Officer and Chief Investment Officer of Westfield. He provides market outlook and strategy. Mr. Muggia has been at Westfield since 1994 and has managed the Target Fund since 2004.	2004	2024

What are the Funds’ investment management fee rates?

Each Acquiring Fund will have a lower investment management fee as compared to its corresponding Target Fund.

The table below summarizes the applicable advisory fee rates, based on a percentage of average daily net assets:

	Target Fund Contractual Management Fee	Acquiring Fund Contractual Management Fee
Large Cap Equity Fund to Large Cap Equity ETF Reorganization	0.60%	0.55%
Small-Mid Cap Equity Fund to Small-Mid Cap Equity ETF Reorganization	0.80%	0.75%

Each Fund pays the Manager an investment management fee calculated daily at an annual rate based on each Fund’s average daily net assets and paid monthly in arrears. The Manager pays each Sub-adviser a sub-advisory fee from its investment management fees.

Each Fund’s actual advisory fees may be less than the amounts set forth above due to the effect of fee waivers. The Manager has contractually agreed to waive fees and reimburse expenses in order to keep each Fund’s management fees from exceeding the total amount of sub-advisory fees paid by the Manager plus 0.20% based on average net assets (each, an “Expense Limitation Agreement”). This contractual waiver will only apply if a Fund’s total management fees exceed the total amount of sub-advisory fees paid by the Manager plus 0.20% and will not affect the Fund’s total management fees if they are less than such amount. Each of these contractual waiver arrangements will continue until at least January 1, 2025 (in the case of the Target Large Cap Equity Fund and Target Small-Mid Cap Equity Fund) and January 1, 2026 (in the case of the Acquiring Large Cap Equity ETF and Acquiring Small-Mid Cap Equity ETF) or until such time as the Board of Trustees acts to discontinue all or a portion of such waiver and/or reimbursement when they deem such action is appropriate. The expense cap for each Acquiring Fund will renew automatically for successive one-year periods beginning January 1, 2026 unless the Adviser provides prior notice to the Board of Trustees of the Trust that it is being terminated in accordance with the terms of the Expense Limitation Agreement.

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The chart below shows the actual management fees paid to the Manager by each Target Fund, the aggregate sub-advisory fee paid by the Manager to each Target Fund’s respective Sub-advisers, and the fee retained by the Manager for the fiscal year ended August 31, 2024.

Target Fund	Actual Management Fee Paid	Sub-Advisory Fee	Fee Retained by Manager
Large Cap Equity Fund	0.36%	0.16%	0.20%
Small-Mid Cap Equity Fund	0.45%	0.25%	0.20%

What are the fees and expenses of each Fund and what are they expected to be after the Reorganizations?

Following each Reorganization, the gross total expense ratio (before the effect of any expense limitation agreements described below) of each Acquiring Fund is expected to be lower than the gross total expense ratio of its corresponding Target Fund. The net total expense ratio of each Acquiring Fund following its Reorganization (after the effect of any expense limitation agreements described below) is expected to be the same as the net total expense ratio of its corresponding Target Fund immediately prior to its Reorganization.

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold and sell shares of each Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

The tables show the pro forma expenses of each Acquiring Fund after giving effect to the applicable Reorganization, based on pro forma net assets as of its corresponding Target Fund’s six-month semi-annual period ended February 29, 2024, as if the applicable Reorganization had taken place on March 1, 2024. The fee tables do not reflect the costs associated with each Reorganization. Only pro forma combined fees and expenses information is provided for each Acquiring Fund because the Acquiring Funds will not commence operations until the Reorganizations are completed.

Large Cap Equity Fund – Large Cap Equity ETF Reorganization

	Target Large Cap Equity Fund	Acquiring Large Cap Equity ETF – Pro Forma
Annual Advisory Program Fees (fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)[1]
Maximum annual fees in the Consulting Group Advisor, Select UMA or Portfolio Management investment advisory programs (as a percentage of prior quarter-end net assets)	2.00%[1]	2.00%[1]
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.60%	0.55%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.07%	0.07%[2]
Total Annual Fund Operating Expenses	0.67%	0.62%
Waiver[3]	(0.24)%	(0.19)%
Net Annual Fund Operating Expenses[3]	0.43%	0.43%

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[1]	The Morgan Stanley Annual Advisory Program Fees are only applicable to shareholders who own shares of a Fund through a Morgan Stanley-sponsored investment advisory program.
[2]	“Other Expenses” are based on estimated amounts for the current fiscal year.
[3]

The Manager has contractually agreed to waive fees and reimburse expenses in order to keep each Fund’s management fees from exceeding the total amount of sub-advisory fees paid by the Manager plus 0.20% based on average net assets. This contractual waiver will only apply if a Fund’s total management fees exceed the total amount of sub-advisory fees paid by the Manager plus 0.20% and will not affect the Fund’s total management fees if they are less than such amount. This fee waiver and/or reimbursement will continue until at least January 1, 2025 (in the case of the Target Large Cap Equity Fund) and January 1, 2026 (in the case of the Acquiring Large Cap Equity ETF) or until such time as the Board acts to discontinue all or a portion of such waiver and/or reimbursement when they deem such action is appropriate.

Example

These examples are intended to help you compare the cost of investing in the Target Large Cap Equity Fund with the cost of investing in the Acquiring Large Cap Equity ETF, both before and after the Reorganization. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

The Example reflects adjustments made to the Funds’ operating expenses due to the contractual fee waivers by management for the 1 Year numbers only. The figures are calculated based upon total annual Fund operating expenses, and, for the Target Large Cap Equity Fund and those shareholders who own shares of the Acquiring Large Cap Equity ETF through a Morgan Stanley-sponsored investment advisory program, as stated below, a maximum annual fee of 2.00% for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Target Large Cap Equity Fund	$246	$758	$1,296	$2,766

Pro Forma - Acquiring Large Cap Equity ETF (if you own Fund shares through a Morgan Stanley-sponsored investment advisory program)	$246	$758	$1,296	$2,766

Pro Forma - Acquiring Large Cap Equity ETF (if you do not own Fund shares through a Morgan Stanley-sponsored investment advisory program)	$44	$138	$241	$542

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Small-Mid Cap Equity Fund – Small-Mid Cap Equity ETF Reorganization

	Target Small-Mid Cap Equity Fund	Acquiring Small-Mid Cap Equity ETF – Pro Forma
Annual Advisory Program Fees (fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program) [1]

Maximum annual fees in the Consulting Group Advisor, Select UMA or Portfolio Management investment advisory programs (as a percentage of prior quarter-end net assets)	2.00%[1]	2.00%[1]

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)

Management Fees	0.80%	0.75%

Distribution and Service (12b-1) Fees	None	None

Other Expenses	0.12%	0.12%[2]

Total Annual Fund Operating Expenses	0.92%	0.87%

Waiver[3]	(0.35)%	(0.30)%

Net Annual Fund Operating Expenses[3]	0.57%	0.57%

[1]	The Morgan Stanley Annual Advisory Program Fees are only applicable to shareholders who own shares of a Fund through a Morgan Stanley-sponsored investment advisory program.
[2]	“Other Expenses” are based on estimated amounts for the current fiscal year.
[3]

The Manger has contractually agreed to waive fees and reimburse expenses in order to keep each Fund’s management fees from exceeding the total amount of sub-advisory fees paid by the Manager plus 0.20% based on average net assets. This contractual waiver will only apply if a Fund’s total management fees exceed the total amount of sub-advisory fees paid by the Manager plus 0.20% and will not affect the Fund’s total management fees if they are less than such amount. This fee waiver and/or reimbursement will continue until at least January 1, 2025 (in the case of the Target Small-Mid Cap Equity Fund) and January 1, 2026 (in the case of the Acquiring Small-Mid Cap Equity ETF) or until such time as the Board acts to discontinue all or a portion of such waiver and/or reimbursement when they deem such action is appropriate.

Example

These examples are intended to help you compare the cost of investing in the Target Small-Mid Cap Equity Fund with the cost of investing in the Acquiring Small-Mid Cap Equity ETF, both before and after the Reorganization. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

The Example reflects adjustments made to the Funds’ operating expenses due to the contractual fee waivers by management for the 1 Year numbers only. The figures are calculated based upon total annual Fund operating expenses, and, for the Target Small-Mid Cap Equity Fund and those shareholders who own shares of the Acquiring Small-Mid Cap Equity ETF through a Morgan Stanley-sponsored investment advisory program, as stated below, a maximum annual fee of 2.00% for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	1 Year	3 Years	5 Years	10 Years

Target Small-Mid Cap Equity Fund	$260	$800	$1,366	$2,905

Pro Forma - Acquiring Small-Mid Cap Equity ETF (if you own Fund shares through a Morgan Stanley-sponsored investment advisory program)	$260	$800	$1,366	$2,905

Pro Forma - Acquiring Small-Mid Cap Equity ETF (if you do not own Fund shares through a Morgan Stanley-sponsored investment advisory program)	$58	$183	$318	$714

The projected post-Reorganization pro forma combined Annual Fund Operating Expenses and Expense Examples presented above are based on numerous material assumptions. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, such as the future level of an Acquiring Fund’s assets. Those factors are beyond the control of the Acquiring Funds and the Manager. The information in the previous tables should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown and may change.

How do the performance records of the Funds compare?

Each Acquiring Fund is a newly formed “shell” fund that has not yet commenced operations, and therefore, will have no performance history prior to each Reorganization. Each Acquiring Fund has been organized solely in connection with each Reorganization to acquire all of the assets and liabilities of its corresponding Target Fund and continue the business of the Target Fund. Therefore, after each Reorganization, the Target Fund will remain the “accounting survivor.” This means that each Acquiring Fund will continue to show the historical investment performance and returns of the corresponding Target Fund (even after liquidation of each Target Fund).

The historical performance of each Target Fund, as it is to be adopted by its corresponding Acquiring Fund, is included in the Target Funds’ Prospectus, which is incorporated herein by reference.

How do the Funds’ portfolio turnover rates compare?

Each Target Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. Because each Acquiring Fund has not yet commenced operations, no portfolio turnover rate is available for the Acquiring Funds.

For the fiscal year ended August 31, 2023, the Target Funds’ portfolio turnover rates were as follows:

Portfolio Turnover Rates
Fund	2023

Large Cap Equity Fund	34%

Small-Mid Cap Equity Fund	23%

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Where can I find more financial and performance information about the Target Funds?

Attached as Exhibit C below are the financial highlights tables of each Target Fund. Additional information is available in the Target Funds’ Prospectus, Statement of Additional Information, and the most recent annual and semi-annual shareholder reports. Because the Acquiring Funds have not yet commenced operations, shareholder reports for the Acquiring Funds are not available.

The Target Funds’ Prospectus is incorporated herein by reference and is legally deemed to be part of this combined Prospectus/Information Statement. The Target Funds’ Statement of Additional Information is also incorporated herein by reference.

The Acquiring Funds’ Statement of Additional Information is provided in Part B to this Prospectus/Information Statement and is legally deemed to be part of this combined Prospectus/Information Statement.

Each of these documents has been filed with the SEC and is available, free of charge, by calling toll-free at (800)-869-3326 or writing to the Funds at the address listed above. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

27

COMPARISON OF OTHER KEY FEATURES OF THE FUNDS

What are the purchase and sale procedures of the Target Funds and Acquiring Funds?

The Target Funds and the Acquiring Funds have different procedures for purchasing, exchanging and redeeming shares, which are summarized below.

Target Funds

Purchasing Shares

Shares of the Target Funds are only available to participants in certain investment advisory programs sponsored by Morgan Stanley. You may establish a brokerage account with Morgan Stanley free of charge in order to purchase shares of a Target Fund. Under an investment advisory program, an investor typically pays an advisory fee that may vary based on a number of factors. The maximum shareholder fee (in addition to annual fund operating expenses) for assets invested in the Trust through the Consulting Group Advisor, Select UMA or the Portfolio Management investment advisory programs is 2.00% of average quarter-end net assets.

The minimum initial aggregate investment in the Morgan-Stanley-sponsored investment advisory programs is $1,000.

The minimum investment in a Target Fund is $100. In other words, in order to invest in a Target Fund through your Morgan Stanley-sponsored investment advisory program, you must allocate at least $100 of your investment advisory program assets to a Target Fund. There is no minimum on additional investments in a Target Fund or the applicable investment advisory program through which you invest.

Each of the Target Funds and the Morgan Stanley-sponsored investment advisory programs through which investments in a Target Fund are offered may vary or waive these investment minimums at any time.

Shares of the Target Funds are sold at net asset value per share (“NAV”) without imposition of a sales charge but will be subject to any applicable advisory program fee. You may buy shares of a Target Fund at NAV on any day the NYSE is open by contacting your broker. All orders to purchase received by Morgan Stanley before 4:00 p.m. Eastern time will receive that day’s share price. Orders received after 4:00 p.m. will receive the next day’s share price. If the NYSE closes early, the Target Funds may accelerate transaction deadlines accordingly. All purchase orders must be in good order to be accepted.

Redemption of Shares

You may sell shares of a Target Fund at NAV on any day the NYSE is open by contacting your broker. All redemption requests accepted by Morgan Stanley before 4:00 p.m. Eastern time on any business day will be executed at that day’s share price. Orders accepted after 4:00 p.m. will be executed at the next day’s price. If the NYSE closes early, the Target Funds may accelerate transaction deadlines accordingly. All redemption orders must be in good form, which may require a signature guarantee (available from most banks, dealers, brokers, credit unions and federal savings and loan associations, but not from a notary public) to assure the safety of your account. If you discontinue your Morgan Stanley advisory service, you must redeem your shares in the Target Funds.

Exchanging Shares

An investor that participates in an advisory program sponsored by Morgan Stanley may exchange shares in a Target Fund for shares in any other mutual fund in the Trust at NAV without payment of an exchange fee.

For more information, see the “Investment and account information” section of the Target Funds’ Prospectus.

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Acquiring Funds

Because the Acquiring Funds are ETFs, they issue and redeem shares at NAV only in large blocks of shares (each block of shares is called a “Creation Unit”). Only authorized participants (“Authorized Participants”) may engage in purchase or redemption transactions directly with the Acquiring Funds. The NAV of Acquiring Fund Shares, similar to the NAV of Target Fund shares, is determined at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open. Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual shares of an Acquiring Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of an Acquiring Fund (bid) and the lowest price a seller is willing to accept for shares of an Acquiring Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Shares of the each Acquiring Fund are listed for trading on NYSE Arca, Inc. Acquiring Fund Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares at their market price, and shares typically trade in blocks smaller than a Creation Unit. There is no minimum investment required. Acquiring Fund Shares may only be purchased and sold on the secondary market when the NYSE is open for trading. The Acquiring Funds may impose on an authorized participant a creation transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of shares.

If you own shares of an Acquiring Fund through a Morgan Stanley-sponsored investment advisory program, your investment will also be subject to a shareholder fee (in addition to annual fund operating expenses). The maximum shareholder fee for assets invested in the Trust through the Consulting Group Advisor, Select UMA or the Portfolio Management investment advisory programs is 2.00% of average quarter-end net assets.

When buying or selling Acquiring Fund Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Authorized participants may acquire Acquiring Fund Shares directly from an Acquiring Fund, and authorized participants may tender their Acquiring Fund Shares for redemption directly to an Acquiring Fund, at NAV per share only in large blocks, or Creation Units. Purchases and redemptions directly with an Acquiring Fund must follow the Acquiring Fund’s procedures, which are described in each Acquiring Fund’s Statement of Additional Information. The Acquiring Funds do not have exchange privileges.

What are the distribution arrangements for the Target Funds and Acquiring Funds?

Morgan Stanley Smith Barney LLC, located at 2000 Westchester Avenue, Purchase, New York 10577, serves as the distributor and principal underwriter for the Target Funds. Shares of the Target Funds are only available to participants in certain investment advisory programs sponsored by Morgan Stanley.

Foreside Fund Services, LLC (the “Acquiring Fund Distributor”) will serve as the distributor and principal underwriter for the Acquiring Funds. The Acquiring Fund distributor or its agent distributes Creation Units for the Acquiring Funds on an agency basis. Pursuant to a written agreement with the Trust, the Acquiring Fund Distributor, as agent, reviews and approves orders by authorized participants to create and redeem Acquiring Fund shares in Creation Units. The Acquiring Fund Distributor does not maintain a secondary market in shares of the Acquiring Funds. The Acquiring Fund Distributor has no role in determining the investment policies of the Acquiring Funds or the securities that are purchased or sold by the Acquiring Funds. The Acquiring Fund Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Association (“FINRA”). The Acquiring Fund Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, ME 04101.

The Acquiring Fund Distributor may also enter into agreements with securities dealers who will assist in the distribution of Acquiring Fund Shares. The Acquiring Fund Distributor will only enter into agreements with firms wishing to purchase Creation Units if the firm qualifies as an authorized participant or DTC participants.

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Rule 12b-1 Fees

Neither the Target Funds nor the Acquiring Funds have adopted a distribution plan under Rule 12b-1 under the 1940 Act.

Comparison of Portfolio Holdings Disclosure Policies

Shareholders will gain the benefit of full daily transparency into the underlying portfolio holdings of the Acquiring Funds.

Currently, each Target Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each February 28, May 31, August 31, and November 30). Each Target Fund discloses a complete or summary schedule of investments (which includes the Fund’s 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund’s NAV (“Summary Schedule”)) in its Semi-Annual and Annual Reports which are distributed to Target Fund shareholders. Each Target Fund’s complete schedule of investments following the first and third fiscal quarters are available in quarterly holdings reports filed with the SEC as exhibits to Form N-PORT, and each Target Fund’s complete schedule of investments following the second and fourth fiscal quarters are available in shareholder reports filed with the SEC on Form N-CSR. The Target Funds also generally posts a detailed list of portfolio holdings as of the most recent quarter end, at least 25 days after the end of that quarter. Following the Reorganization, however, each Acquiring Fund will provide its complete portfolio holdings on www.morganstanley.com/wealth-investmentsolutions/cgcm on each business day prior to the opening of regular trading on the listing exchange.

Comparison of Business Structures, Shareholder Rights and Applicable Law

The Target Funds and the Acquiring Funds are each series of the Trust, an open-end investment company organized as a Massachusetts voluntary association (commonly known as a business trust) and governed by its Third Amended and Restated Master Trust Agreement and Amended and Restated By-laws (the “Trust Governing Documents”). Copies of these documents are available to shareholders without charge upon written request to the Funds. The Trust also must adhere to the 1940 Act, the rules and regulations promulgated by the Commission thereunder, and any applicable state securities laws. Under the Trust Governing Documents, shareholders of the Acquiring Funds have the same rights as shareholders of the Target Funds, except that shareholders of an Acquiring Fund may only purchase and redeem shares directly with the Acquiring Fund in Creation Units, and thus shareholders that are not or do not act through authorized participants are generally limited to purchasing and selling Acquiring Fund Shares in secondary market transactions.

What are other key features of the Funds?

Other Service Providers

Administrator and Custodian

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, serves as the custodian, fund accountant and administrator for the Target Funds and Acquiring Funds.

Transfer Agent

BNY Mellon Investment Servicing (US) located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the transfer agent for the Target Funds and Acquiring Funds.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 115 Federal Street, Boston, Massachusetts, 02110, serves as the independent registered public accounting firm of the Target Funds and Acquiring Funds.

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Fiscal Years

The fiscal year end of the Target Funds and Acquiring Funds is August 31.

Dividends and Distributions

The Target Funds and Acquiring Funds each distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually.

Tax

The Target Funds and Acquiring Funds intend to maintain the required level of diversification and otherwise conduct their operations so as to qualify as regulated investment companies for purposes of the Internal Revenue Code of 1986, as amended (the “Code”). The Acquiring Funds, as ETFs, may present certain tax efficiencies for investors as compared to the Target Funds, as mutual funds. ETFs typically redeem their shares with in-kind distributions of assets, and they typically do not recognize capital gain on the in-kind distribution of appreciated property to satisfy a redemption request of their shares. The Acquiring Funds will typically create and redeem Creation Units on an in-kind basis, thereby minimizing each Acquiring Fund’s recognition of gain with respect to any appreciated securities it redeems in kind. In contrast, when portfolio securities are sold within a fund, the sale can cause the recognition of capital gains within such fund that generally would cause a taxable distribution to all of its shareholders-even if the shareholders may have an unrealized loss on their overall investment in such fund. As a result, shareholders of the Acquiring Funds may receive less distributions subject to current taxation while they hold shares of the Acquiring Funds than they would if they held similar investments in a Target Fund.

For more information about the tax implications of investments in the Funds, see the section “Dividends and Distributions” of the Target Funds’ Prospectus, and the Acquiring Funds’ Statement of Additional Information under the heading “Taxes.”

31

CONSIDERATIONS OF THE BOARD IN APPROVING THE REORGANIZATIONS

At meetings of the Board held on May 20-21, July 8 and August 12, 2024 (each, a “Meeting,” and together, the “Meetings”), the Board considered the Reorganizations, with the advice and assistance of fund counsel and independent legal counsel to the Trustees who are not interested persons of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). In advance of each Meeting, the Manager provided background materials, analyses and other information to the Board regarding, among other things, the information discussed below. At the Meetings, the Board received presentations from the Manager and reviewed the terms of the Plan. The Manager also responded to questions raised by the Board at the Meetings.

After the Board reviewed, evaluated and discussed the materials, analyses and information provided to it that the Board considered relevant to its deliberations, the Board, including the Independent Trustees, unanimously approved each Reorganization on August 15, 2024. The Board, including the Independent Trustees, also unanimously determined that participation by each Target Fund in the applicable Reorganization would be in the best interests of such Target Fund and that the interests of existing shareholders of the Target Fund would not be diluted as a result of the Reorganization.

In making these determinations, the Board, including all of the Independent Trustees, did not identify any particular factor or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and individual trustees may have attributed different weights to various factors. These considerations included the following:

•

Each Acquiring Fund is expected to have the same investment objective, and substantially identical investment policies, strategies, restrictions and risks as the corresponding Target Fund, other than certain principal risks inherent to operating as an ETF.

•

Current shareholders of each Target Fund will experience continuity as the Manager will serve as the investment adviser to each Acquiring Fund and the sub-advisers and portfolio managers of each Target Fund will also serve as the sub-advisers and portfolio manager of the corresponding Acquiring Fund.

•

The Board took into consideration the Manager’s belief that: (i) the Reorganizations will provide the opportunity for asset growth, which could, in turn, potentially provide economies of scale benefits to shareholders of the Acquiring Funds; (ii) converting each Target Fund to an ETF may produce a larger asset base that could also provide certain additional benefits, such as attracting more market interest and visibility from brokers and/or market makers, potentially reducing spreads and trading discounts, and certain other benefits associated with a larger market presence; and (iii) the potential tax efficiency of an active ETF over a mutual fund will be more appealing to current and potential investors.

•

The Board took into consideration the Manager’s belief that there is the potential for enhanced growth for the Acquiring Funds based on the Manager’s assessment of the ETF market for each Fund’s respective investment strategy, taking into account, among other factors, peers, trends and demands in the applicable investment category, and the benefits of such growth, such as the potential for cost savings from economies of scale.

•

Shareholders are expected to benefit from the secondary market liquidity of the Acquiring Funds. Shareholders of each Target Fund can only purchase or redeem shares of the Target Fund at a price based on the Target Fund’s NAV that is next calculated after their order is received by the Target Fund. This NAV is calculated once per business day. Shareholders of the Acquiring Funds, however, will be able to purchase and sell shares of the Acquiring Funds throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Fund’s NAV. This flexibility will give shareholders the opportunity to act on purchase and sale decisions immediately, rather than once a day.

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•

Following each Reorganization, the gross total expense ratio (before the effect of any expense limitation agreements described herein) of each Acquiring Fund is expected to be lower than the gross total expense ratio of its corresponding Target Fund. The net total expense ratio of each Acquiring Fund following its Reorganization (after the effect of any expense limitation agreements described herein) is expected to be the same as the net total expense ratio of its corresponding Target Fund immediately prior to its Reorganization. Each Acquiring Fund will also have an identical expense limitation agreement as its corresponding Target Fund.

•

Except with respect to cash received in lieu of fractional shares of each Acquiring Fund: (i) shareholders of the corresponding Target Fund will become shareholders of the Acquiring Fund without realizing any gain or loss on the transfer of shares for U.S. federal income tax purposes; and (ii) each Reorganization is intended to be tax-free for each of the Target Fund and Acquiring Fund.

•	The reasonableness of the terms and conditions of the Plan.

•

Because each Acquiring Fund does not issue fractional shares, the Plan provides that Target Fund shareholders will receive the cash value of their fractional Target Fund shares at the NAV of the Target Fund determined on the date of the redemption of any fractional Target Fund shares, which may be a taxable event for shareholders.

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INFORMATION ABOUT THE REORGANIZATIONS

This is only a summary of the Plan. You should read the Plan for more complete information about the Reorganizations. The Plan has been filed as Exhibit A to this Prospectus/Information Statement.

How will the Reorganizations be carried out?

The Reorganization of each Target Fund into its corresponding Acquiring Fund is expected to take place immediately prior to the open of trading on the New York Stock Exchange on November 18, 2024 (the “Closing Date”), or such other date as the parties may agree. The Acquiring Funds will open for trading on November 18, 2024.

The terms and conditions under which each Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan.

The Plan provides that each Target Fund will convey to its corresponding Acquiring Fund all of its properties and assets and all liabilities as of the close of the New York Stock Exchange (normally 4:00 pm Eastern Time) on the business day immediately preceding the Closing Date (the “Valuation Time”). In consideration, each Acquiring Fund will deliver to its corresponding Target Fund shares of the Acquiring Fund having an aggregate NAV equal to the aggregate value of the net assets of the Target Fund, as determined pursuant to the terms of the Plan. Prior to the Reorganizations, Target Fund shareholders will receive cash in lieu of fractional Acquiring Fund Shares. Immediately after the transfer of its property, assets and existing liabilities, each Target Fund will distribute shares of the corresponding Acquiring Fund received by the Target Fund, on a pro rata basis, to holders of shares of the Target Fund, in redemption of all outstanding shares of the Target Fund and in complete liquidation and termination of the Target Fund. Each Acquiring Fund will assume all liabilities of the Target Fund.

At the Valuation Time, each Target Fund’s assets will be valued pursuant to the Trust’s valuation procedures, and, therefore, the net asset value of the shares you hold is not expected to change as a result of the Reorganization. For each Reorganization, shares of the Acquiring Fund will be transferred to each Target Fund shareholder’s applicable account maintained with Morgan Stanley Wealth Management.

The Plan contains a number of conditions precedent that must occur before the Trust is obligated to proceed with the Reorganizations. These include, among others, that: (1) each Acquiring Fund’s Registration Statement on Form N-14 under the Securities Act of 1933, of which this Prospectus/Information Statement is a part, shall have been filed with the SEC, such Registration Statement shall have become effective; and (2) the Trust receives from Morgan, Lewis & Bockius LLP the tax opinion discussed below under “Federal Income Tax Consequences of the Reorganizations.”

The Board may abandon the Plan and the Reorganizations at any time for any reason prior to the Closing Date. The Plan further provides that, at any time prior to the Reorganizations, the Funds may amend any of the provisions of the Plan; provided, however, that (i) no such amendment may have the effect of changing the provisions for determining the number of an Acquiring Fund’s shares to be issued to the corresponding Acquired Fund’s shareholders under the Plan to the detriment of the Acquired Fund shareholders; and (ii) the Board determines that such amendment is in the best interest of shareholders of the Target Fund(s) and the Acquiring Fund(s), as applicable.

Target Fund shareholders who do not wish to have their Target Fund shares exchanged for shares of the Acquiring Fund as part of the Reorganization should consider redeeming their shares prior to the consummation of the Reorganization. If you redeem your shares, you may recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

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Who will pay the expenses of the Reorganizations?

The Target Funds will evenly bear and pay all costs and expenses associated with the completion of the Reorganizations, including legal expenses and the costs of preparing this Information Statement, although each Target Fund will pay for its own portion of the costs and expenses relating to the printing and mailing of this Information Statement. The Target Funds will also evenly bear the brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the Reorganization. The Manager does not expect the Target Funds or the Acquiring Funds to bear any portfolio respositioning costs in connection with the Reorganizations.

The estimated aggregate costs to be borne by each Target Fund are $132,500, which amounts to less than $0.01 per share of each Fund. The payment of such fees and expenses will be considered an extraordinary fund expense by the Target Funds and, therefore, will not be subject to any voluntary expense limitation or reimbursement agreement.

What are the capitalizations of the Funds and what might the Acquiring Funds’ capitalizations be after the Reorganizations?

The following tables set forth as of July 31, 2024, the capitalizations of the Funds. The tables also show the pro forma capitalization of the Acquiring Funds as adjusted to give effect to the proposed Reorganization as of July 31, 2024. At the closing of each Reorganization, shareholders of the Target Funds will receive the applicable Acquiring Fund Shares (less the amount of cash in lieu of fractional shares, if any, received immediately prior to the Reorganization) based on the relative NAVs per share of the applicable Funds on the Closing Date.

The actual capitalization of each Target Fund is likely to be different on the Closing Date as a result of daily share purchase, redemption, and market activity and will depend on market conditions at the time the applicable Reorganization is carried out. Each Acquiring Fund is a shell fund that will commence operations on the Closing Date. Each Target Fund will be the accounting survivor for financial statement purposes.

Large Cap Equity Fund – Large Cap Equity ETF Reorganization

	Target Large Cap Equity Fund	Acquiring Large Cap Equity ETF**	Pro Forma Adjustment		Pro Forma - Acquiring Fund after Reorganization (estimated)
Net assets ($)	$2,588,413,351.37	N/A	$132,500	***	$2,588,280,851.37
Total shares outstanding	103,122,838.66	N/A	N/A		103,122,838.66
Net asset value per share ($)*	$25.10	N/A	$0.00		$25.10

*	Per share amounts may not reconcile due to rounding of net assets and/or shares outstanding.
**	The Acquiring Large Cap Equity ETF is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
***	Pro Forma Adjustments reflect the estimated costs of the Reorganization attributable to the Target Fund.

Small-Mid Cap Equity Fund – Small-Mid Cap Equity ETF Reorganization

	Target Small-Mid Cap Equity Fund	Acquiring Small-Mid Cap Equity ETF**	Pro Forma Adjustment		Pro Forma - Acquiring Fund after Reorganization (estimated)
Net assets ($)	$480,971,876.92	N/A	$132,500	***	$480,839,376.92
Total shares outstanding	26,484,411.05	N/A	N/A		26,484,411.05
Net asset value per share ($)*	$18.16	N/A	$(0.01)		$18.16

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*	Per share amounts may not reconcile due to rounding of net assets and/or shares outstanding.
**	The Acquiring Small-Mid Cap Equity ETF is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
***	Pro Forma Adjustments reflect the estimated costs of the Reorganization attributable to the Target Fund.

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The tables above assume that the Reorganizations occurred on July 31, 2024. The tables are for informational purposes only. No assurance can be given as to how many Acquiring Fund Shares will be received by shareholders of a Target Fund on the date that the Reorganizations take place, and the foregoing should not be relied upon to reflect the number of shares of an Acquiring Fund that actually will be received on or after that date.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganizations and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan.

Each Fund has qualified since its inception, or if newly organized, intends to qualify for treatment as a “regulated investment company” under Subchapter M of the Code.

As a condition to Closing, Morgan, Lewis & Bockius LLP will render an opinion to the Target Funds and the Acquiring Funds substantially to the effect that, for federal income tax purposes:

i.

The acquisition by each Acquiring Fund of all of the assets of the corresponding Target Fund, as provided for in the Plan, solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the corresponding Target Fund, followed by the distribution by such Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and each Target Fund and Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

ii.

No gain or loss will be recognized by each Target Fund upon the transfer of all of its assets to the corresponding Acquiring Fund in exchange solely for (a) the Acquiring Fund Shares and (b) the assumption by the Acquiring Fund of all of the Target Fund’s liabilities pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

iii.

No gain or loss will be recognized by each Acquiring Fund upon the receipt by it of all of the assets of the corresponding Target Fund in exchange solely for the assumption of all of the liabilities of such Target Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code.

iv.

No gain or loss will be recognized by each Target Fund upon the distribution of Acquiring Fund Shares by such Target Fund to shareholders of the Target Fund in complete liquidation (in pursuance of the Agreement) of the Target Fund pursuant to Section 361(c)(1) of the Code.

v.

The tax basis of the assets of each Target Fund received by the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of such Target Fund immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer pursuant to Section 362(b) of the Code.

vi.	The holding periods of the assets of each Target Fund in the hands of the corresponding Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to

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Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset.

vii.

No gain or loss will be recognized by the shareholders of each Target Fund upon the exchange of all of their Target Fund Shares solely for the Acquiring Fund Shares pursuant to Section 354(a) of the Code.

viii.

The aggregate tax basis of Acquiring Fund Shares received by a shareholder of each Target Fund will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

ix.

The holding period of the Acquiring Fund Shares received by a shareholder of a Target Fund will include the holding period of the Target Fund Shares exchanged therefor, provided that the shareholder held the Target Fund Shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

x.	The consummation of each Reorganization will not terminate the taxable year of the applicable Target Fund.

Such opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of the Target Funds and the Acquiring Funds upon which Morgan, Lewis & Bockius LLP will rely in rendering its opinion. Such opinion of counsel may state that no opinion is expressed as to any other U.S. federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind. Such opinion will be conditioned upon the performance by the Target Funds and the Acquiring Funds of their respective undertakings in the Plan and upon the representation letters provided by officers of the Funds to Morgan, Lewis & Bockius LLP. A copy of the opinion will be filed with the SEC and will be available for public inspection.

Neither the Target Funds nor the Acquiring Funds has requested or will request an advance ruling from the IRS as to the U.S. federal tax consequences of the Reorganization. Opinions of counsel are not binding upon the IRS or the courts. If the Reorganizations are consummated but the IRS or the courts determine that a Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the applicable Target Fund would recognize gain or loss on the transfer of its assets to the corresponding Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

Significant holders of shares of the Target Funds (generally, those holders that own at least 1% of the total outstanding stock (by vote or value) of a Target Fund or that own Target Fund securities with an aggregate basis of $1 million or more immediately prior to the Reorganization) generally will be required to attach a statement to their U.S. federal income tax return for the year in which the applicable Reorganization occurs that contains the information listed in U.S. Treasury Regulation § 1.368-3(b).

If you acquired different blocks of shares of a Target Fund at different times or for different prices, you should consult your tax adviser concerning the treatment of the basis and holding period for the different blocks of stock in the applicable Reorganization.

This discussion is only a general summary of certain federal income tax consequences. The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. This discussion does not address any state, local or foreign tax consequences of the Reorganizations. You should consult your tax adviser regarding the U.S. federal income tax consequences to you, if any, of the Reorganizations in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganizations.

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INFORMATION ABOUT THE FUNDS

Information about each Target Fund and each Acquiring Fund is included in such Target Fund’s and Acquiring Fund’s Prospectus. The Prospectus of each Target Fund is incorporated by reference into and is considered a part of this Prospectus/Information Statement. Additional information about each Target Fund and each Acquiring Fund is included in its Statement of Additional Information. The SAI relating to this Prospectus/Information Statement is also considered part of this Prospectus/Information Statement and is incorporated by reference into this Prospectus/Information Statement. Information about the Target Funds is also included in the applicable Target Funds’ Annual Report to Shareholders for the fiscal year ended August 31, 2023.

You may request a free copy of each Fund’s Prospectus and SAI, and the Target Funds’ Annual or Semi-Annual Report to Shareholders, the SAI relating to this Prospectus/Information Statement, and other information by calling 1-800-869-3326 or by writing to MS Pathway Funds, 2000 Westchester Avenue, Purchase, NY 10577.

The Trust files Information materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be viewed on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

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PRINCIPAL HOLDERS OF SHARES

As of July 31, 2024, the officers and directors of the Trust, as a group, owned of record and beneficially less than 1% of the outstanding shares of the Target Funds’ outstanding shares. As of July 31, 2024, the officers and directors of the Corporation, as a group, owned of record and beneficially less than 1% of the outstanding shares of the Target Funds’ outstanding shares. As of July 31, 2024, the Acquiring Funds were not operational and, therefore, had no shareholders.

From time to time, the number of Fund shares held in “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the knowledge of the Target Funds, no other persons owned (beneficially or of record) 5% or more of the outstanding shares of any class of the Target Funds as of July 31, 2024, except as listed in Exhibit D to this Prospectus/Information Statement. Upon completion of the Reorganizations, it is expected that those persons disclosed in Exhibit D as owning 5% or more of a Target Fund’s outstanding shares will continue to own in excess of 5% of the then outstanding shares of the corresponding Acquiring Fund.

By Order of the Board of Trustees

Paul Ricciardelli Chief Executive Officer and President

October 18, 2024

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EXHIBITS TO PROSPECTUS/INFORMATION STATEMENT

Exhibit

A.	Form of Agreement and Plan of Reorganization

B.	Fundamental and Non-Fundamental Investment Policies

C.	Financial Highlights

D.	Principal Holders of Securities of the Funds

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AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [___] day of [____], 2024, by and among (i) Morgan Stanley Pathway Funds, a Massachusetts business trust (the “Trust”), on behalf of its series listed on Schedule A hereto (each, a “Target Fund” and, together, the “Target Funds”); (ii) the Trust, on behalf of its series listed on Schedule A hereto (each, an “Acquiring Fund” and, together the “Acquiring Funds”) (altogether, the “Funds”); and (iii) solely for the purposes of Sections 4.3, 5.1(f) and 9.2, Consulting Group Advisory Services LLC (the “Adviser”), investment adviser of the Acquiring Funds and the Target Funds. Other than the Target Funds and the Acquiring Funds, no other series of the Trust are parties to this Agreement.

WHEREAS, the parties hereto intend for each Acquiring Fund and its corresponding Target Fund to enter into a transaction (each, a “Reorganization” and collectively, the “Reorganizations”) pursuant to which: (i) the Acquiring Fund will acquire all of the Assets (as defined in Section 1.1(b)) in exchange solely for shares of the Acquiring Fund (“Acquiring Fund Shares”) (the value of which shall be determined as of the Valuation Time (as defined in Section 2.1(d)) and the assumption of all of the Liabilities (as defined in Section 1.1(c)) of the Target Fund), and (ii) the Target Fund will distribute such Acquiring Fund Shares to shareholders of the Target Fund, in connection with the complete liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, each Acquiring Fund is a “shell” series of the Trust created for the purpose of acquiring the Assets and assuming the Liabilities of its corresponding Target Fund;

WHEREAS, the Trust is an open-end management investment company registered with the Securities and Exchange Commission (the “Commission”); and

WHEREAS, each Target Fund and its corresponding Acquiring Fund each intend (i) this Agreement to be, and adopt it as, a plan of reorganization with respect to the Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and Section 1.368-2(g) of the U.S. Treasury regulations promulgated under the Code (the “Treasury Regulations”), and (ii) that for United States federal income tax purposes the Reorganization contemplated by this Agreement constitutes a “reorganization” within the meaning of Section 368(a)(1) of the Code.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATIONS

1.1 The Trust agrees to take the following steps with respect to each Reorganization:

(a) The Target Fund shall transfer all of its Assets, as defined in Section 1.1(b), to the corresponding Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume all of the Liabilities, as defined in Section 1.1(c), and deliver to the Target Fund the number of full Acquiring Fund Shares determined in the manner set forth in Section 2.

(b) The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets, property, and goodwill including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and dividends or interest receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Valuation Date (as defined in Section 2.1(e)) (collectively, “Assets”).

(c) The Target Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date (as defined in Section 3.1). The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Valuation Time (as defined in Section 2.1(d)) (collectively, “Liabilities”).

(d) As soon as reasonably practicable after the Closing (as defined in Section 3.1), the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the Acquiring Fund Shares received by the Target Fund pursuant to Section 1.1(a) on a pro rata basis and the Target Fund will as promptly as practicable thereafter completely liquidate and dissolve. Such distributions will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. At the Closing, any outstanding certificates representing shares of the Target Fund will be cancelled. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange, irrespective of whether Target Fund Shareholders hold their Target Fund shares in certificated form. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares.

(e) Ownership of Acquiring Fund Shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.

2.	VALUATION

2.1 With respect to each Reorganization:

(a) The net value of the Target Fund’s Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Valuation Time (as defined in Section 2.1(d) below) by calculating the value of the Assets, which shall reflect the declaration of any dividends, and subtracting therefrom the amount of the Liabilities using the valuation procedures established by the Trust’s Board of Trustees.

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(b) The number of Acquiring Fund Shares issued by the Acquiring Fund in exchange for the Target Fund’s Assets shall equal the number of the corresponding shares of the Target Fund outstanding as of the Valuation Time.

(c) The net asset value per share of the Acquiring Fund Shares issued in connection with the Reorganization shall be determined to the nearest full cent as of the Valuation Time, by dividing the net value of the shares of the Target Fund’s Assets (described in Section 2.1(a)) by the number of Acquiring Fund Shares issued in connection with the Reorganization (described in Section 2.1(b)) .

(d) “Valuation Time” shall mean immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) on the Valuation Date.

(e) “Valuation Date” shall mean the business day immediately preceding the Closing Date.

3.	CLOSING AND CLOSING DATE

3.1 Each Reorganization shall close on November 18, 2024 or such other date as the parties may agree (the “Closing Date”). All acts taking place at the closing of the Reorganizations (“Closing”) shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the NYSE on the Closing Date unless otherwise agreed to by the parties (the “Closing Time”). The Closing of the Reorganization may be held in person, by facsimile, email or such other communication means as the parties may agree.

3.2 With respect to each Reorganization:

(a) The Target Fund’s Assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Date to the Acquiring Fund’s custodian (the “Acquiring Custodian”) for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Trust shall direct the Target Fund’s custodian (the “Target Custodian”) to deliver to the Acquiring Custodian as of the Closing Date by book entry, in accordance with customary practices of the Target Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which the Assets are deposited, the Target Fund’s Assets so held. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such Assets purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered Assets if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or the Acquiring Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Custodian, such as brokers’ confirmation slips.

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(b) The Trust shall direct the Target Custodian to deliver, at the Closing or promptly thereafter, a certificate of an authorized officer stating that except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date. The Target Fund shall be responsible for paying all necessary taxes in connection with the delivery of the Assets, including, but not limited to, all capital gains taxes and all applicable Federal, state and foreign stock transfer stamps, if any, and shall deliver, at the Closing or promptly thereafter, a certificate of an authorized officer of the Trust stating that all such taxes have been paid or provision for payment has been made.

(c) At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide (i) instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary) and (ii) the information and documentation maintained by the Target Fund or its agents relating to the identification and verification of the Target Fund Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations and such other information as the Acquiring Fund may reasonably request.

(d) The Trust shall direct the transfer agent for the Target Fund (the “Target Transfer Agent”) to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Trust, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall cause to be issued and delivered to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide other evidence reasonably satisfactory to the Trust that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(e) In the event that on the Valuation Date or the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trust or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored, or on such later date as agreed to by the Target Fund and Acquiring Fund.

3.3 Prior to Closing, each Target Fund shall redeem all fractional shares of the Target Fund outstanding on the records of the Target Fund’s transfer agent.

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4.	REPRESENTATIONS AND WARRANTIES

4.1 The Trust, on behalf of itself or, where applicable, each Target Fund, represents and warrants to the corresponding Acquiring Fund as follows:

(a) Due Formation, Valid Existence and Good Standing. The Target Fund is duly organized as a series of the Trust, which is a business trust duly formed and validly existing under the laws of the Commonwealth of Massachusetts with power under its Master Trust Agreement and by-laws, as each may have been amended from time to time and are currently in effect (“Governing Documents”), to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder;

(b) Effective 1940 Act and 1933 Act Registrations. The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the issued and outstanding shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c) No Consent or Approval Required. No consent, approval, authorization, or order of any court or governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and the Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;

(d) Registration Statement Compliance. The current prospectus and statement of additional information of the Target Fund included in the Target Fund’s registration statement on Form N-1A (respectively, the “Prospectus” and “Statement of Additional Information”) and each prospectus and statement of additional information of the Target Fund used at all times between the commencement of operations of the Target Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) Investment Activity Compliance. The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s Prospectus and Statement of Additional Information;

(f) Good Title. Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Target Fund will on the Closing Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse

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claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act, provided that, if disclosed in writing to the Acquiring Fund, the Acquiring Fund will acquire Assets that are segregated as collateral for the Target Fund’s derivative positions, if any, including without limitation, as collateral for swap positions and as margin for futures positions, if any, subject to such segregation and liens that apply to such Assets;

(g) No Violation or Acceleration. The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Trust’s Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Trust is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or the Trust is a party or by which it is bound;

(h) No Litigation. No litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Trust’s knowledge, threatened against the Trust or the Target Fund that, if adversely determined, would materially and adversely affect the Trust’s or the Target Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Trust, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such proceedings or investigations, and neither the Trust nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) Financial Statements. The financial statements of the Target Fund for the Target Fund’s most recently completed fiscal year have been audited by an independent registered public accounting firm, which is identified in the Target Fund’s Prospectus or Statement of Additional Information. Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date(s) in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date(s) not disclosed therein;

(j) No Material Adverse Change in Financial Condition. Since the last day of either (i) the fiscal year covered by the Target Fund’s most recent annual report to shareholders, or (ii) the fiscal half-year covered by the Target Fund’s most recent semi-annual report to shareholders, whichever is more recent, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;

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(k) Due Authorization, Valid Issuance and Non-Assessability of Shares. All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Trust and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;

(l) Authority and Enforceability. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Target Fund, and subject to the approval of the shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m) Information for Use in N-14. Within a timeframe mutually agreeable to the parties, the Target Fund will provide the Acquiring Fund with such information relating to the Target Fund as is reasonably necessary for the preparation of the registration statement on Form N-14 under the 1933 Act which shall properly register the Acquiring Fund Shares to be issued in connection with the Reorganization and include an information statement informing Target Fund shareholders of the Reorganization and such other matters to which as the parties may agree (the “N-14 Registration Statement”) and such information, as of the date provided through the date of the meeting of shareholders of the Target Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Trust for use therein;

(n) Books and Records. The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(o) Material Contracts and Commitments. Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Fund, the Target Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

(p) No Other Distribution of Acquiring Fund Shares. The Acquiring Fund Shares to be issued pursuant to the terms of this Agreement are not being acquired by the Target Fund for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement;

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(q) Tax Returns. On the Closing Date, all Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Trust’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; the Target Fund is not liable for taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and adequate provision has been made in the Target Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(r) Regulated Investment Company Qualification. The Target Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Target Fund is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes, and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes. The Target Fund will qualify as a regulated investment company as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a regulated investment company under the Code. The consummation of the transactions contemplated by the Agreement will not cause the Target Fund to fail to be qualified as a regulated investment company as of the Closing Date. The Target Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. The Target Fund has been eligible to and has computed its federal income tax under Section 852 of the Code, and has not been, and will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code with respect to any taxable year or calendar year ending before the Closing Date;

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(s) No Notice from Tax Authorities. The Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in paragraphs (q) or (r) of this Section 4.1;

(t) Section 368(a)(3)(A) Representation. The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(u) Organizational Fees and Expenses. The Target Fund has no unamortized or unpaid organizational fees or expenses;

(v) Dividends and Other Distributions. The Target Fund is in compliance in all material respects with applicable Treasury Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury Regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder;

(w) No Corporate-Level Taxation. The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury Regulations thereunder;

(x) Fiscal Year End. The Target Fund has maintained since formation its August 31 fiscal year-end for U.S. federal income tax purposes, and has never changed its August 31 fiscal year-end for U.S. federal income tax purposes, by for example, filing Internal Revenue Service Form 1128 “Application to Adopt, Change, or retain a Tax Year”; and

4.2 The Trust, on behalf of itself or, where applicable, each Acquiring Fund, represents and warrants to the corresponding Target Fund as follows:

(a) Due Formation, Valid Existence and Good Standing. The Target Fund is duly organized as a series of the Trust, which is a business trust duly formed and validly existing under the laws of the Commonwealth of Massachusetts with power under its Governing Documents, to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted, and to enter into this Agreement and perform its obligations hereunder.

(b) Effective 1940 Act Registration. The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

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(c) Effective 1933 Act Registration. Prior to the Closing, the registration of the Acquiring Fund Shares to be issued in the Reorganization under the 1933 Act will be in full force and effect;

(d) No Consent or Approval Required. No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund and the Trust of the transactions contemplated herein, except such as have been or will be obtained (at or prior to the Closing Date) under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(e) Registration Statement Compliance. The prospectuses and statements of additional information of the Acquiring Fund, including supplements thereto, to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(f) No Violation or Acceleration. The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Trust’s Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Trust is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Trust is a party or by which it is bound;

(g) No Litigation. No litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Trust’s knowledge, threatened against the Trust or the Acquiring Fund that, if adversely determined, would materially and adversely affect the Trust’s or the Acquiring Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Acquiring Fund and the Trust, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such litigation, proceedings or investigation and neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h) All Actions Taken. By the Closing, the Trust’s board of trustees and officers shall have taken all actions as are necessary under the 1933 Act, 1934 Act, 1940 Act and any applicable state securities laws for the Acquiring Fund to commence operations as a registered open-end management investment company, including, without limitation, approving and authorizing the execution of investment advisory contracts in the manner required by the 1940 Act and approving and authorizing the execution of such other contracts as are necessary for the operation of the Acquiring Fund;

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(i) No Other Consideration. No consideration other than the Acquiring Fund Shares, and the Acquiring Fund’s assumption of the Target Fund’s Liabilities, will be issued in exchange for the Target Fund’s assets in the Reorganization;

(j) Authority and Enforceability. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the board of the trustees of the Trust, on behalf of the Acquiring Fund, and subject to the approval of shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(k) Due Authorization, Valid Issuance and Non-Assessability of Shares. The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Trust and the Acquiring Fund;

(l) Information for Use in N-14. The information provided by the Acquiring Fund for use in the N-14 Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which such statements were made, not misleading, on the effective date of such N-14 Registration Statement, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Fund for use therein; and

(m) Regulated Investment Company Status. Subject to the accuracy of the representations and warranties in paragraph 4.1(r), for the taxable year that includes the Closing Date, the Trust expects that the Acquiring Fund will meet the requirements of Chapter 1, Part I of Subchapter M of the Code for qualification as a regulated investment company and will be eligible to, and will, compute its federal income tax under Section 852 of the Code. After the Closing, the Acquiring Fund will be a fund that is treated as a separate corporation under Section 851(g) of the Code.

(n) Assets, Liabilities and Launch. As of the Closing Date, the Acquiring Fund will have no assets (other than any seed capital invested by the Acquiring Fund’s sole initial shareholder) and no liabilities. The Acquiring Fund has not commenced investment operations and will not commence investment operations until after the Closing.

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4.3 The Adviser represents and warrants to the Trust as follows:

(a) The Adviser is a limited liability company, duly formed, validly existing and in good standing under the laws of the State of Delaware.

(b) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Adviser, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Adviser, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

5.	COVENANTS

5.1 With respect to each Reorganization:

(a) The Target Fund: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business for the Target Fund may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Fund in the ordinary course in all material respects. The Acquiring Fund shall not have commenced operations, prepared books of account and related records or financial statements or issued any shares except for those operations commenced, books of accounts and related records or financial statements prepared or shares issued in connection with a private placement to the initial shareholder of the Acquiring Fund to secure any required initial shareholder approvals.

(b) The parties hereto shall cooperate in preparing, and the Trust shall file with the Commission, the N-14 Registration Statement.

(c) The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

(d) The Trust, on behalf of the Target Fund, will provide the Acquiring Fund with (i) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (ii) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, including such information as the Trust may reasonably request concerning Target Fund shares or Target Fund Shareholders in connection with Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and

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6045B of the Code and related Treasury regulations for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become shareholders of the Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (iii) the tax books and records of the Target Fund, or copies thereof (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1 and § 1.6045B-1(a))) for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (iv) all FASB ASC 740 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN 48 Workpapers”), or copies thereof. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.

(e) Subject to the provisions of this Agreement, each party will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement. In particular, the Trust and the Adviser each covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Target Fund’s Assets and otherwise to carry out the intent and purpose of this Agreement.

(f) Promptly after the Closing, the Target Fund will make one or more liquidating distributions to its shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in Section 1.1(d) hereof.

(g) It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any Return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code. At or before the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Morgan, Lewis & Bockius LLP to render the tax opinion contemplated in this Agreement.

(h) Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties.

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(i) The Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund copies of: (i) the federal, state and local income tax returns filed by or on behalf of the Target Fund for the prior six (6) taxable years; and (ii) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal opinions.

(j) The Trust, on behalf of the Target Fund, agrees that the acquisition of all Assets and assumption of all Liabilities of the Target Fund by the Trust, on behalf of the Acquiring Fund, includes any right of action against current and former service providers of the Target Fund, such right to survive for the statute of limitation of any such claim. For the avoidance of all doubt, the Trust retains all rights, and is subject to all causes of action and other claims against third parties relating to the Target Fund, whether known or unknown, contingent or non-contingent, inchoate or choate, or otherwise.

(k) The Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, (i) a statement of the earnings and profits and capital loss carryovers of the Target Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Trust’s President and Treasurer and (ii) a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of the Trust, as to the adjusted tax basis in the hands of the Target Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request.

(l) The Trust agrees that the liquidation of the Target Fund will be effected in the manner provided in the Trust’s Governing Documents in accordance with applicable law, and that on and after the Closing Date, the Target Fund shall not conduct any business except in connection with its immediate liquidation.

(m) Neither Target Fund nor Acquiring Fund shall take any action that is inconsistent with the representations set forth herein.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUNDS

6.1 With respect to each Reorganization, the obligations of the Trust, on behalf of the Target Fund, to consummate the transaction provided for herein shall be subject, at the Target Fund’s election, to the performance by the Trust and the corresponding Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:

(a) All representations and warranties of the Trust and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b) The Trust shall prepare on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transaction contemplated by this Agreement;

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(c) The Trust and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust and the Acquiring Fund, on or before the Closing Date; and

(d) The Board of Trustees of the Trust shall have approved this Agreement and the transaction contemplated hereby in accordance with Rule 17a-8 under the 1940 Act.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS

7.1 With respect to each Reorganization, the obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by the Trust and the Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a) All representations and warranties of the Trust and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b) The Trust shall prepare on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transaction contemplated by this Agreement;

(c) The Trust, on behalf of the Target Fund, shall have prepared (i) a statement of the Target Fund’s Assets, together with a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust, (ii) the Target Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, and (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund;

(d) The Target Custodian shall have delivered the certificate contemplated by Section 3.2(b) of this Agreement, duly executed by an authorized officer of the Target Custodian;

(e) The Trust and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust and the Target Fund, on or before the Closing Date; and

(f) The Board of Trustees of the Trust shall have approved this Agreement and the transactions contemplated hereby in accordance with Rule 17a-8 under the 1940 Act.

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8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS AND THE TARGET FUNDS

With respect to each Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Trust shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 The Agreement shall have been approved by the requisite vote of the Board of Trustees of the Trust in accordance with the provisions of the Trust’s Governing Documents, Massachusetts law, and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Funds nor the Acquiring Funds may waive the conditions set forth in this Section 8.1;

8.2 On the Closing Date, no action, suit or other proceeding shall be pending or, to the Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.4 The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act; and

8.5 The Trust shall have received on or before the Closing Date an opinion of Morgan, Lewis & Bockius LLP in form and substance reasonably acceptable to the Trust, as to the matters set forth on Schedule B. In rendering such opinion, Morgan, Lewis & Bockius LLP may request and rely upon such representations contained in certificates of officers of the Trust and others as it may reasonably request, and the officers of the Trust shall use their reasonable efforts to obtain and make available such truthful certificates. The foregoing opinion may state that no opinion is expressed as to (i) the effect of the Reorganization on a Target Fund, Acquiring Fund or any Target Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, (ii) the redemptions described in Section 3.3 of this Agreement, or (ii) any other U.S. federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.5.

16

9.	FEES AND EXPENSES

9.1 The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 Except as otherwise provided for herein, all expenses that are solely and directly related to the Reorganizations contemplated by this Agreement will be divided equally among each Target Fund. Such expenses include, without limitation, to the extent solely and directly related to a Reorganization contemplated by this Agreement: (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Target Funds’ shareholders are resident as of the date of the mailing of the Information Statement/Prospectus to such shareholders; (iv) accounting fees; and (v) legal fees. Each Target Fund will pay for its own portion of the costs and expenses relating to the printing and mailing of the Registration Statement. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by an Acquiring Fund or a Target Fund to qualify for treatment as a regulated investment company within the meaning of Section 851 of the Code or would prevent a Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either an Acquiring Fund or a Target Fund or on any of their respective shareholders.

10.	COOPERATION AND EXCHANGE OF INFORMATION

The Trust or its respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Target Fund and its corresponding Acquiring Fund for its taxable period first ending after the Closing of the applicable Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Trust shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

If applicable, each Acquiring Fund shall receive certificates following the Closing, promptly upon reasonable request, from the principal executive officer and principal financial officer, or persons performing similar functions, of the Trust to the effect that such principal executive officer and principal financial officer, or persons performing similar functions, of the Trust have concluded that, based on their evaluation of the effectiveness of the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures were effective to provide reasonable assurance regarding the reliability of information provided by the Trust with respect to the corresponding Target Fund’s operations prior to the Closing that is required to be disclosed by the Trust on Forms N-CSR or any forms adopted by the Commission in replacement of Forms N-CSR.

17

11.	ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

11.1 Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by the Trust if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith; (ii) by the Trust if any condition precedent to its obligations set forth herein has not been fulfilled; or (iii) if a determination is made by the Trust’s Board of Trustees that the consummation of the transaction contemplated herein is not in the best interest of the Trust. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors/trustees or officers, except for (i) any such material breach or intentional misrepresentation or (ii) the parties’ respective obligations under Section 9, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.

14.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY; PUBLICITY; SEVERABILITY; EFFECT OF ELECTRONIC DOCUMENTS

14.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable Federal law, without regard to its principles of conflicts of laws.

14.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

18

14.4 This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

14.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of (i) the Target Funds or the Acquiring Funds, as applicable, as provided in the Governing Documents and (ii) the other parties. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

14.6 A copy of the Master Trust Agreement of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Trust shall have any personal liability under this Agreement, and that insofar as it relates to any Target Fund, this Agreement is binding only upon the assets and properties of such Target Fund.

14.7 Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, as determined by the disclosing party on the advice of counsel, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

14.8 Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

14.9 A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as if executed in the original by such officer.

14.10 Notwithstanding any other provision of this Agreement, the requirement to deliver a certificate at Closing may be waived by the party to which it is required to be delivered.

19

15.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

For the Trust:

Morgan Stanley Pathway Funds

2000 Westchester Avenue

Purchase, New York 10577

Attn: [_____]

For the Adviser:

Consulting Group Advisory Services

2000 Westchester Avenue

Purchase, New York 10577

Attn: [_____]

[Signature page follows]

20

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

Morgan Stanley Pathway Funds,
on behalf of its series listed on Schedule A hereto

By:
Name:
Title:

Consulting Group Advisory Services LLC
solely for the purposes of Sections 4.3, 5.1(f) and 9.2 of this Agreement

By:
Name:
Title:

SCHEDULE A

ACQUIRED FUNDS	ACQUIRING FUNDS

Large Cap Equity Fund	Large Cap Equity ETF

Small-Mid Cap Equity Fund	Small-Mid Cap Equity ETF

Schedule B

Tax Opinions

With respect to each Reorganization for U.S. federal income tax purposes:

i.

The acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Agreement, solely in exchange for such Acquiring Fund Shares and the assumption by such Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by such Target Fund to its shareholders of such Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

ii.

No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to the Acquiring Fund in exchange solely for (a) such Acquiring Fund Shares and (b) the assumption by the Acquiring Fund of all of the Target Fund’s liabilities pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

iii.

No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of all of the liabilities of the Target Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code.

iv.

No gain or loss will be recognized by the Target Fund upon the distribution of Acquiring Fund Shares by the Target Fund to shareholders of the Target Fund in complete liquidation (in pursuance of the Agreement) of the Target Fund pursuant to Section 361(c)(1) of the Code.

v.

The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of such Target Fund immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer pursuant to Section 362(b) of the Code.

vi.

The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset.

vii.

No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund Shares solely for the Acquiring Fund Shares pursuant to Section 354(a) of the Code.

viii.

The aggregate tax basis of Acquiring Fund Shares received by a shareholder of the Target Fund will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

ix.

The holding period of the Acquiring Fund Shares received by a shareholder of the Target Fund will include the holding period of the Target Fund Shares exchanged therefor, provided that the shareholder held the Target Fund Shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

x.	The consummation of the Reorganization will not terminate the taxable year of the Target Fund.

EXHIBIT B

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of the Target Funds and the Acquiring Funds are identical. These restrictions cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Fund, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions:

Each Target Fund and Acquiring Fund may not, as a matter of fundamental policy:

1.Deviate from the definition of a “diversified company” as defined in the 1940 Act and rules thereunder.

2.Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3. Issue “senior securities” as defined in the 1940 Act, and the rules, regulations and orders thereunder, except asM permitted under the 1940 Act and the rules, regulations and orders thereunder.

4. Borrow money, except that (a) a Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 331/3% of the value of the Fund’s total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) and (b) a Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

5.Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which a Fund may invest consistent with its investment objectives and policies (including participation interests in such obligations); (b) repurchase agreements; and (c) loans of its portfolio securities.

6. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent a Fund from: (a) investing in and selling securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds; (c) trading in futures contracts and options on futures contracts or (d) investing in or purchasing real estate investment trust securities.

7. Engage in the business of underwriting securities issued by other persons, except to the extent that a Fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

8. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities). For purposes of this restriction, the deposit or payment by a Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

Non-Fundamental Investment Policies

The non-fundamental investment policies of each Target Fund are identical to those of its corresponding Acquiring Fund. Non-fundamental policies may be changed without shareholder approval.

1. Each Fund will not invest in oil, gas or other mineral leases or exploration or development programs.

2.Each Fund will not make short sales of securities, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold and provided that transactions in futures contracts and options are not deemed to constitute selling securities short. Each Fund may engage in short sales on shares issued by ETFs.

3. Each Fund will not make investments for the purpose of exercising control or management.

4. Each will not purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.Each Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

6. Each of the Target Large Cap Equity Fund and Acquiring Large Cap Equity ETF will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of large capitalization companies or in other investments with similar economic characteristics. Each Fund defines large capitalization companies as companies with market capitalizations similar to companies in the Russell 1000® Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by a Fund still will be considered securities of large capitalization companies for purposes of the Fund’s 80% investment policy. The size of companies in the index changes with market conditions and the composition of the index.

7. Each of the Target Small-Mid Cap Equity Fund and Acquiring Small-Mid Cap Equity ETF will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of small-mid capitalization companies or in other investments with similar economic characteristics. Each Fund defines small-mid capitalization companies as companies with market capitalizations not exceeding the highest month-end market capitalization value of any stock in the Russell 2500® Index or the Russell Mid Cap index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by a Fund still will be considered securities of small-mid capitalization companies for purposes of the Fund’s 80% investment policy. The size of the companies in the index changes with market conditions and the composition of the index.

The percentage limitations contained in the restrictions listed above (other than with the fundamental investment restriction regarding borrowing described above) apply at the time of purchase of securities. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

EXHIBIT C

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the financial performance of each Target Fund for the periods listed below. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Target Fund (assuming reinvestment of all dividends and distributions).

Other than the information for the six-month period ended February 29, 2024 for each Target Fund, the information below has been derived from the financial statements audited by Deloitte & Touche LLP, the Target Funds’ independent registered public accounting firm. Deloitte & Touche LLP’s report, along with each Target Fund’s financial statements, are incorporated by reference into each Target Fund’s SAI. The Annual Report to Target Fund shareholders (which includes the Funds’ financial statements) and SAI are incorporated by reference herein and available at no cost from the Trust at the following toll-free number: 1-800-869-3326. The information for the Target Funds for the period ended on February 29, 2024 has not been audited.

As of the date of this combined Prospectus/Information Statement, the Acquiring Funds have not commenced operations. Therefore, the Acquiring Funds do not have financial highlight information.

C-1

Large Cap Equity Fund

	2024(1)		2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$21.93		$20.91	$27.58	$21.62	$19.10	$21.31

Income (Loss) from Operations:
Net investment income(2)	0.13		0.23	0.20	0.22	0.26	0.27
Net realized and unrealized gain (loss)	2.59		2.58	(3.96)	6.49	3.23	(0.24)

Total Income (Loss) from Operations	2.72		2.81	(3.76)	6.71	3.49	0.03

Less Distributions from:
Net investment income	(0.21)		(0.18)	(0.20)	(0.18)	(0.20)	(0.34)
Net realized gains	(1.10)		(1.61)	(2.71)	(0.57)	(0.77)	(1.90)

Total Distributions	(1.31)		(1.79)	(2.91)	(0.75)	(0.97)	(2.24)

Net Asset Value, End of Year	$23.34		$21.93	$20.91	$27.58	$21.62	$19.10

Total Return†(3)	13.08	%(4)	14.71%	(15.44)%	31.79%	18.85%	1.32%
Net Assets, End of Year (millions)	$2,161		$1,815	$1,685	$2,175	$1,854	$1,554
Ratios to Average Net Assets:
Gross Expenses	0.69	%(5)	0.70%	0.69%	0.68%	0.70%	0.69%
Net Expenses(6)	0.45	(5)	0.47	0.48	0.47	0.49	0.48
Net investment income	1.17	(5)	1.12	0.82	0.91	1.33	1.43
Portfolio Turnover Rate	14	%(4)	34%	20%	15%	21%	13%

(1)	For the six months ended February 29, 2024 (unaudited).
(2)	Per share amounts have been calculated using the average shares method.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

(4)	Not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

C-2

Small-Mid Cap Equity Fund

	2024(1)		2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$15.87		$16.56	$24.35	$18.01	$18.60	$23.06

Income (Loss) from Operations:
Net investment income(2)	0.07		0.15	0.12	0.13	0.13	0.12
Net realized and unrealized gain (loss)	1.34		0.81	(3.25)	7.10	1.48	(1.83)

Total Income (Loss) from Operations	1.41		0.96	(3.13)	7.23	1.61	(1.71)

Less Distributions from:
Net investment income	(0.16)		(0.11)	(0.08)	(0.14)	(0.10)	(0.10)
Net realized gains	—		(1.54)	(4.58)	(0.75)	(2.10)	(2.65)

Total Distributions	(0.16)		(1.65)	(4.66)	(0.89)	(2.20)	(2.75)

Net Asset Value, End of Year	$17.12		$15.87	$16.56	$24.35	$18.01	$18.60

Total Return†(3)	8.95	%(4)	6.47%	(15.89)%	41.14%	8.78%	(6.25)%
Net Assets, End of Year (millions)	$521		$490	$542	$677	$620	$423
Ratios to Average Net Assets:
Gross Expenses	0.94	%(5)	0.94%	0.93%	0.92%	0.96%	0.98%
Net Expenses(6)	0.59	(5)	0.60	0.59	0.58	0.62	0.66
Net investment income	0.94	(5)	0.99	0.63	0.61	0.77	0.63
Portfolio Turnover Rate	16	%(4)	23%	41%	29%	45%	65%

(1)	For the six months ended February 29, 2024 (unaudited).
(2)	Per share amounts have been calculated using the average shares method.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

(4)	Not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

C-3

EXHIBIT D

PRINCIPAL HOLDERS OF SECURITIES

As of July 31, 2024, to the best knowledge of the Trust, no person owned 5% or more of the outstanding shares of a Target Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

D-1

STATEMENT OF ADDITIONAL INFORMATION

Dated October 18, 2024

LARGE CAP EQUITY FUND

LARGE CAP EQUITY ETF

SMALL-MID CAP EQUITY FUND

SMALL-MID CAP EQUITY ETF

Each a series of

MORGAN STANLEY PATHWAY FUNDS

2000 Westchester Avenue

Purchase, NY 10577

This Statement of Additional Information (“SAI”) relates specifically to the proposed acquisition of the assets and assumption of the liabilities of the Large Cap Equity Fund and Small-Mid Cap Equity Fund (each, a “Target Fund”) by and in exchange for shares of the Large Cap Equity ETF and Small-Mid Cap Equity ETF, each a series of the Trust (each, an “Acquiring Fund”), respectively.

This SAI, which is not a prospectus, supplements and should be read in conjunction with the combined Prospectus/Information Statement for the Acquiring Funds dated October 18, 2024 (the “Prospectus/Information Statement”). You may request a free copy of the Prospectus/Information Statement without charge by calling 1-800-869-3326 or by writing to MS Pathway Funds, 2000 Westchester Avenue, Purchase, NY 10577.

i

General Information

This SAI relates specifically to the proposed reorganization of each Target Fund into the corresponding Acquiring Fund, pursuant to an Agreement and Plan of Reorganization (the “Plan”), which provides for: (i) acquisition by the Trust, on behalf of each Acquiring Fund, of all of the property and other assets of the corresponding Target Fund, in exchange solely for (a) shares of beneficial interest, no par value, of the Acquiring Fund (and cash in lieu of fractional shares), and (b) assumption by the Trust, on behalf of the Acquiring Fund, of all of the liabilities of the Target Fund; (ii) distribution of (a) the shares of each Acquiring Fund to the shareholders of the corresponding Target Fund according to their respective interests and (b) cash to the shareholders of the corresponding Target Fund in lieu of fractional shares of the Acquiring Fund, in complete liquidation of the Target Fund; and (iii) termination of each Target Fund as a series of the Trust as soon as practicable after the distribution.

Additional information regarding the proposed Reorganizations is included in the combined Prospectus/Information Statement and in the documents, listed below, that are incorporated by reference into this SAI.

Each Acquiring Fund is a newly-formed “shell” that has not yet commenced operations and has not published any annual or semi-annual shareholder reports. Each Acquiring Fund is expected to commence operations upon consummation of the Reorganizations and continue the operations of the corresponding Target Fund. Each Target Fund shall be the accounting and performance survivor in the Reorganizations, and each Acquiring Fund, as the corporate survivor in the Reorganizations, shall adopt the accounting and performance history of the corresponding Target Fund.

Attached hereto as Exhibit A is the Preliminary Statement of Additional Information of each Acquiring Fund.

1

Supplemental Financial Information

A table showing the fees and expenses of each Acquiring Fund and the corresponding Target Fund and the fees and expenses of each Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganizations is included in the section titled “What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?” of the Prospectus/Information Statement.

The Reorganizations are not expected to result in a material change to the Target Funds’ investment portfolios due to the investment restrictions of the corresponding Acquiring Funds. Accordingly, a schedule of investments modified to show the effects of the change is not required and is not included for the Target Funds. Notwithstanding the foregoing, changes may be made to a Target Fund’s portfolio in advance of the Reorganizations and/or each Acquiring Fund’s portfolio following the Reorganizations.

There are no material differences between the accounting, tax, and valuation policies of the Target Funds and the Acquiring Funds.

Each Target Fund will be the accounting survivor and performance survivor of its respective Reorganization.

2

Federal Income Taxes

Please see “Federal Income Tax Consequences of the Reorganizations” in the Combined Prospectus/ Information Statement for a discussion of the tax effects of the Reorganizations.

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies and to eliminate a fund-level tax, and therefore to distribute at least annually all of its investment company taxable income, its net-tax exempt interest income, if any, and its net realized capital gains, if any, to shareholders. After the Reorganizations, the Acquiring Funds intend to continue to comply with these requirements to qualify as regulated investment companies that pay no fund-level tax.

3

Incorporation of Documents by Reference into the SAI

This SAI incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

•	The prospectus of the Large Cap Equity Fund and Small-Mid Cap Equity Fund, dated January 1, 2024, as supplemented and amended to date (File No. 811-06318; SEC Accession No. 0001193125-23-301324);

•

The statement of additional information of the Large Cap Equity Fund and Small-Mid Cap Equity Fund, dated January 1, 2024, as supplemented and amended to date (File No. 811-06318; SEC Accession No. 0001193125-23-301324);

•	Semi-Annual Report to shareholders of Large Cap Equity Fund and Small-Mid Cap Equity Fund for the fiscal period ending February 29, 2024 (File No. 811-06318; SEC Accession No. 0001193125-24-133204);

•	Annual Report to shareholders of Large Cap Equity Fund and Small-Mid Cap Equity Fund for the fiscal year ending August 31, 2023 (File No. 811-06318; SEC Accession No. 0001193125-23-273297);

4

EXHIBIT A

MORGAN STANLEY PATHWAY FUNDS

Statement of Additional Information

Dated October 18, 2024

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following series of Morgan Stanley Pathway Funds (the “Trust”):

Fund	Ticker	Listing Exchange
Large Cap Equity ETF	MSLC	NYSE Arca, Inc.

Small-Mid Cap Equity ETF	MSSM	NYSE Arca, Inc.

This SAI expands upon and supplements the information contained in the current Prospectus for the Funds listed above, each of which is a separate series of the Trust, a Massachusetts voluntary association (commonly known as a business trust). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The most recent Annual Report for the Predecessor Funds (as defined herein), which includes the Predecessor Funds’ audited financial statements dated August 31, 2023, is incorporated by reference into this SAI. Shareholders may obtain copies of the the Predecessor Funds’ Annual Report free of charge by writing to the Funds’ distributor, Foreside Fund Services, LLC (the “Distributor”), Three Canal Plaza, Portland, Maine 04101, calling 800-869-3326 or visiting www.morganstanley.com/wealth-investmentsolutions/cgcm. The Funds’ Prospectus is incorporated by reference into this SAI.

References to the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

Morgan Stanley Pathway Funds (the “Trust”) was organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated April 12, 1991, as amended from time to time (“Trust Agreement”). Currently, the Trust operates pursuant to a Third Amended and Restated Master Trust Agreement, dated December 17, 2018. The Large Cap Equity ETF and the Small-Mid Cap Equity ETF (each, a “Fund” and collectively, the “Funds”) is each a separate series of the Trust, an open-end registered management investment company.

ETF Structure. Each Fund operates as an actively-managed ETF that seeks capital appreciation. The Funds offer and issue shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”), generally in exchange for a designated portfolio of securities, assets or other positions (including any portion of such securities for which cash may be substituted) (the “Deposit Securities” or “Creation Basket”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Funds are listed for trading on NYSE Arca, Inc., a national securities exchange. Shares of the Funds are traded in the secondary market and elsewhere at market prices that may be at, above or below the Funds’ NAV. Unlike mutual funds, a Fund’s shares are not individually redeemable securities. Instead, shares are redeemable only in Creation Units by Authorized Participants (as defined in the Creation and Redemption of Creation Units-Role of the Authorized Participant section of this SAI), and, generally, in exchange for portfolio securities and a Cash Amount (as defined in the Redemption of Creation Units section of this SAI). Creation Units typically are a specified number of shares, generally 50,000 or multiples thereof. Each Fund may charge creation/redemption transaction fees for each creation and redemption. In all cases, transaction fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash and reserves the right to permit or require the substitution of Deposit Securities in lieu of cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement that the Authorized Participant maintain with the Trust collateral as set forth in the handbook for Authorized Participants. The Trust may use such collateral at any time to purchase Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

Once created, each Fund’s shares generally trade in the secondary market, at market prices that change throughout the day, in amounts less than a Creation Unit. Investors purchasing each Fund’s shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. Unlike index-based ETFs, each Fund is “actively managed” and does not seek to replicate the performance of a specified index.

History of the Funds. The Large Cap Equity ETF will be the successor to the Large Cap Equity Fund (the “Predecessor Large Cap Equity Fund”) and the Small-Mid Cap Equity ETF will be the successor to the Small-Mid Cap Equity Fund (the “Predecessor Small-Mid Cap Equity Fund” and, together with the Predecessor Large Cap Equity Fund, the “Predecessor Funds”). The reorganization of each Predecessor Fund into its corresponding Fund is expected to occur on November 18, 2024 (each, a “Reorganization” and collectively, the “Reorganizations”). Each Fund will have the same investment objective, and substantially identical investment policies, strategies, restrictions and risks as its corresponding Predecessor Fund.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Shareholder Information section of the Funds’ Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of the Funds are listed for trading, and trade throughout the day, on the Listing Exchange and in other secondary markets. Shares of the Funds may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Funds will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Funds from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 record and/or beneficial owners of shares of the Funds; (ii) the Funds are no longer eligible to operate in reliance on Rule 6c-11 under the Investment Company Act; (iii) any of the other listing requirements are not continuously maintained; or (iv) any event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of the Funds from listing and trading upon termination of the Funds.

As in the case of other publicly-traded securities, when you buy or sell shares of the Funds through a broker, you may incur a brokerage commission determined by that broker, as well as other charges.

In order to provide additional information regarding the intra-day value of shares of each Fund, the Listing Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated iNAV for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the iNAV and makes no representation or warranty as to the accuracy of the iNAV. Shares of each Fund trade on the Listing Exchange or in the secondary market at prices that may differ from their NAV because such prices may be affected by market forces (such as supply and demand for the Fund’s shares). The Trust reserves the right to adjust the share prices of each Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.

The Trust reserves the right to adjust the share price of the Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds or an investor’s equity interest in the Funds.

The base and trading currency of each Fund is the U.S. dollar. The base currency is the currency in which each Fund’s NAV per share is calculated and the trading currency is the currency in which shares of the Fund are listed and traded on the Listing Exchange.

Each Fund is not sponsored, endorsed, sold, or promoted by the Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of shares of each Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objectives. The Listing Exchange has no obligation or liability in connection with the administration, marketing, or trading of each Fund.

INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND RISK FACTORS

Each Fund, is diversified under the Investment Company Act of 1940, as amended (“1940 Act”), which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer, nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities). The Prospectus discusses the investment objectives of the Funds, which are separate series of the Trust, and the policies to be employed to achieve those objectives. Supplemental information is set out below concerning the types of securities and other instruments in which the Funds may invest, the investment policies and strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies. The Funds may rely upon the independent advice of their respective Sub-advisers (each a “Sub-adviser,” collectively, the “Sub-advisers”) to evaluate potential investments.

Borrowing

Each Fund may borrow to the extent permitted under its investment restrictions and such borrowing may create leverage. Leverage increases investment risk as well as investment opportunity. If the income and investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value (“NAV”) of a Fund’s shares will rise faster than would otherwise be the case. On the other hand, if the income and investment gains fail to cover the cost, including interest, of the borrowings, or if there are losses, the NAV of a Fund’s shares will decrease faster than otherwise would be the case. Each Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for (i) any purpose on a secured basis in an amount up to 1/3 of the Fund’s total assets, or (ii) temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.

Commercial Paper

Commercial paper consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

Currency Transactions

Currency Exchange Rates. A Fund’s share value may change significantly when the currencies, other than the U.S. dollar, in which that Fund’s investments are quoted or denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.

Currency Risks. The value of the securities quoted or denominated in international currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, a Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Cyber Security

As with any entity that conducts business through electronic means in the modern marketplace, the Funds, and their service providers, may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. Cyber-attacks affecting a Fund, the “Manager or any of the Sub-advisers, the Fund’s distributor, custodian, transfer agent, or any other of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber-attacks. Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber-attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. There can be no assurance that the Funds, the Funds’ service providers, or the issuers of the securities in which the Funds invest will be able to identify all of the operational risks that may affect the Funds or to develop processes and controls to completely eliminate or mitigate their occurrence or effects due to systems and technology disruptions or failures. Further, there can be no assurance that the Funds, the Funds’ service providers, or the issuers of the securities in which the Funds will invest will not suffer losses relating to cyber-attacks or other information security breaches in the future.

Economic Risks of Global Health Events An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, disruptions to supply chains and customer activity, enhanced health screenings, significant challenges in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations, reductions and other changes, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways.

The Federal Reserve also enacted various programs since the start of the pandemic to support liquidity operations and funding in the financial markets, including massively expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. Social and political tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and global financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. It is not known how long the financial markets will continue to be affected by these events nor can the effects of these or similar events in the future on the U.S. economy, the securities markets and issuers held in the Funds’ investments be predicted. Market volatility, dramatic changes to interest rates and/or a return to unfavorable economic conditions may lower the Fund’s performance or impair the Fund’s ability to achieve its investment objective.

Equity Securities

Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of equity securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of equity securities generally in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer’s equity securities.

An investment in the Funds should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

The Funds may invest in all types of equity securities, including exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

Common Stock. Common stock is an interest in a company, limited liability company, or similar entity that entitles the holder to a share in the profits of the company, in the form of dividends, and the proceeds from a sale or liquidation of the company.

The interests of common shareholders are the most junior in a corporate structure. This means that in the event of the bankruptcy of the company its creditors and any holders of a preferred class of equity securities are paid before the common stockholders are entitled to receive anything. However, any assets of the company in excess of the amount owed to creditors or preferred stockholders are shared pro-rata among the common stockholders. Common stockholders normally have voting control of the company and are entitled to vote on the election of directors and certain fundamental corporate actions.

Convertible Securities. Convertible securities are preferred stocks or fixed income securities that are convertible at the option of the holder, or in some circumstances at the option of the issuing company, at a stated exchange rate or formula into the company’s common stock or other equity securities. At the time a company sells the convertible securities, the conversion price is normally higher than the market price of the common stock.

A holder of convertible securities will generally receive interest or dividends at a rate lower than comparable debt securities, but the holder has the potential for additional gain if the market value of the common stock exceeds the conversion price. When the market price of the common stock is below the conversion price, convertible securities tend to trade like fixed income securities. If the market price of the common stock is higher than the conversion price, convertible securities tend to trade like the common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of its conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security normally also will provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities and are subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Initial Public Offerings (“IPOs”). Each Fund may invest in equity securities purchased in IPOs. Securities purchased in IPOs generally have limited operating histories and may involve greater investment risk. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks.

Investing in Small and Medium Capitalization Companies. Investing in the equity securities of small and medium capitalization companies involves additional risks compared to investing in large capitalization companies. Compared to large companies, these companies may have more limited product lines and capital resources; have less established markets for their products; have earnings that are more sensitive to changes in the economy, competition and technology; and be more dependent upon key members of management. The market value of the common stock of small and medium capitalization companies may be more volatile, particularly in response to company announcements or industry events, have less active trading markets and be harder to sell at the time and prices that a Sub-adviser considers appropriate.

Non-Publicly Traded Securities. Each Fund may invest in non-publicly traded securities, which may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.

Preferred Stocks. Preferred stocks are equity securities, but they have many characteristics of fixed income securities. Their similarities to fixed income securities generally cause preferred stocks to trade more like debt instruments than common stocks. Thus, the value of preferred stocks reflects the credit risk of the company and the dividend yield on the preferred stocks compared to prevailing interest rates. Preferred stocks are entitled to receive dividends before any dividend is paid to the holders of common stock. The dividend may be at a fixed or variable dividend payment rate, may be payable on fixed dates or at times determined by the company and may be payable in cash, additional shares of preferred stock or other securities. Many preferred stocks are redeemable at the option of the company after a certain date. Holders of preferred stock are also entitled to receive a payment upon the sale or liquidation of a company before any payment is made to the company’s common stockholders. However, preferred stock is an equity security and, therefore, is junior in priority of payment to the company’s creditors in the event of a bankruptcy, including holders of the company’s debt securities. This junior ranking to creditors makes preferred stock riskier than fixed income securities.

Warrants and Stock Purchase Rights. Warrants and stock purchase rights are securities permitting, but not obligating, their holder to purchase other securities, normally the issuer’s common stock. Stock purchase rights are frequently issued as a dividend to a company’s stockholders and represent the right to purchase a fixed number of shares at a fixed or formula price. The price may reflect a discount to the market price. Warrants are generally sold by a company or issuer together with fixed income securities and represent the right to a fixed number of shares of common stock or other securities at a fixed or formula price. The exercise price is normally higher than the market price at the time the company sells the warrant.

Warrants and stock purchase rights do not carry with them the right to receive dividends on or to vote the securities that they entitle their holders to purchase. They also do not entitle the holder to share in the assets of the company during the company’s liquidation. The rights to purchase common stock or other securities conferred by a warrant or stock purchase right may only be exercised on specific dates or for a specific period. Trading in these instruments is affected both by the relationship of the exercise price to the current market price of the common stock or other securities and by the period remaining until the right or warrant expires. An investment in warrants and stock purchase rights may be considered more speculative than other types of equity investments. A warrant or stock purchase right expires worthless if it is not exercised on or prior to its expiration date.

Exchange-Traded Funds. Each Fund may invest in exchange traded funds (“ETFs”). Investments in ETFs are subject to a variety of risks, including risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF’s operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by the Fund. Therefore, as a shareholder in an  ETF (as with other investment companies), the Fund would bear its ratable share of that entity’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing fees at two levels with respect to investments in ETFs. Further, certain of the ETFs in which the Fund may invest are leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged ETFs “reset” daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods. The more the Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments. Furthermore, disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investment in ETFs.

Foreign Issuers

ADRs, EDRs, GDRs and Non-Voting Depository Receipts. The Funds may purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), non-voting depository receipts, or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the U.S. and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the U.S. about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A Fund may invest in ADRs through both sponsored and unsponsored arrangements. Non-voting depository receipts are issued by the Stock Exchange of Thailand to facilitate foreign investment in Thailand companies. The underlying securities of a non-voting depository receipt may be ordinary or preferred stock, warrants or transferable subscription rights.

Custody Services and Related Investment Costs. Custody services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases because of settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund because of a subsequent decline in value of the portfolio security or could result in possible liability to the Fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a Fund against loss or theft of its assets.

Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a Fund could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a Fund’s investment in those markets and may increase the expenses of the Fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a Fund’s operation.

Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

Eurozone Investment Risks. Certain of the regions in which the Funds invest, including the European Union, currently experience significant financial difficulties. Following the recent global economic crisis, some of these countries have depended on, and may continue to be dependent on, the assistance from others such as the European Central Bank or other governments or institutions, and failure to implement reforms as a condition of assistance could have a significant adverse effect on the value of investments in those and other European countries. In addition, countries that have adopted the euro are subject to fiscal and monetary controls that could limit the ability to implement their own economic policies, and could voluntarily abandon, or be forced out of, the euro. Such events could impact the market values of Eurozone and various other securities and currencies, cause redenomination of certain securities into less valuable local currencies and create more volatile and illiquid markets.

Foreign Securities. The Funds may invest in the securities of non-U.S. issuers. Funds that invest in securities denominated in foreign currencies may engage in foreign currency transactions on a spot (cash) basis and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate assets determined to be liquid by its Sub-adviser to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Each Fund may invest up to 10% of its assets in the securities of foreign issuers that are not traded on a U.S. exchange or the U.S. over-the-counter market.

Frontier Markets. “Frontier market countries” are a subset of emerging market countries with even smaller national economies, so these risks may be magnified further. Frontier market countries may also be more affected by government activities than more developed countries. For example, the governments of frontier market countries may exercise substantial influence within the private sector or subject investments to government approval, and governments of other countries may impose or negotiate trade barriers, exchange controls, adjustments to relative currency values and other measures that adversely affect a frontier market country. Governments of other countries may also impose sanctions or embargoes on frontier market countries.

Foreign Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

The less liquid a market, the more difficult it may be for a Fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the Sub-adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a Fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.

Risks of Non-U.S. Investments. To the extent a Fund invests in the securities of non-U.S. issuers, those investments involve considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to: (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a Fund’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain non-U.S. countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Unanticipated political or social developments may affect the values of a Fund’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

In addition, periodically there may be restrictions on investments in foreign companies. The universe of affected securities can change from time to time. As a result of an increase in the number of investors looking to sell such securities, or because of an inability to participate in an investment that the Manager or a Sub-Adviser otherwise believes is attractive, a Fund may incur losses. Certain investments that are or become designated as prohibited investments may have less liquidity as a result of such designation and the market price of such prohibited investments may decline, potentially causing losses to a Fund. In addition, the market for securities of other such foreign-based issuers may also be negatively impacted, resulting in reduced liquidity and price declines.

Investments in the United Kingdom. In June 2016, the United Kingdom (“UK”) voted in a referendum to leave the European Union (“EU”). Although the Funds are established in the United States, the withdrawal of the UK from the EU, or “Brexit,” may cause the Funds to face a number of associated risks that could adversely affect returns to investors, including, but not limited to, risks associated with an uncertain regulatory landscape, currency fluctuation risks, and risks associated with general market disruption.

The UK formally notified the European Council of its intention to withdraw from the EU by invoking article 50 of the Lisbon Treaty in March 2017. On January 31, 2020, the UK officially withdrew from the EU and has entered into a transition phase on December 31, 2020. On January 1, 2021, the EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU provisionally went into effect. The UK Parliament ratified the agreement in December 2020 and the EU Parliament ratified the agreement in April 2021. The agreement was then approved by EU member states and became effective in May 2021. However, many aspects of the UK-EU trade relationship remain subject to further negotiation. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences of Brexit, the EU-UK Trade and Cooperation Agreement, how future negotiations of trade relations will proceed, and how the financial markets will react to all of the preceding. As this process unfolds, markets may be further disrupted. Brexit may also cause additional member states to contemplate departing from the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

Investments in China. China is an emerging market, and as a result, investments in securities of companies organized and listed in China may be subject to liquidity constraints and significantly higher volatility, from time to time, than investments in securities of more developed markets. China may be subject to considerable government intervention and varying degrees of economic, political and social instability. These factors may result in, among other things, a greater risk of stock market, interest rate, and currency fluctuations, as well as inflation. Accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made, may be less available, or may be less reliable. It may also be difficult or impossible for the Fund to obtain or enforce a judgment in a Chinese court. Investments in Taiwan may be adversely affected by its political and economic relationship with the People’s Republic of China (“China” or the “PRC”). In addition, the willingness of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain and changes in government policy could significantly affect the markets in both Hong Kong and China.

Increasing trade tensions between China and its trading partners, including the United States, have resulted in tariffs and may in the future result in additional measures or actions that could have an adverse effect on an investment in the Greater China region.

Investments in equity securities of companies based in the PRC and listed and traded on the Shanghai Stock Exchange and Shenzhen Stock Exchange (“A-Shares”) may be made through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange and The Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited. Stock Connect is designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum daily net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities trading through the relevant Stock Connect. Accordingly, a fund’s direct investments in A-Shares may be limited by the Daily Quota that limits total purchases through Stock Connect. The Daily Quota may restrict a fund’s ability to invest in A-Shares through Stock Connect on a timely basis, which could affect the fund’s performance.

Stock Connect is generally available only on business days when both the PRC markets and the Hong Kong market are open and when banks in both markets are open on the corresponding settlement days. Therefore, due to differences in trading days, a fund may not be able to trade its A-Shares and may also be subject to the risk of price fluctuations in A-Shares on days when Stock Connect is not trading.

Investments made through Stock Connect are subject to trading, clearance and settlement procedures that are untested in the PRC, which could pose risks to a fund. Because of the way in which A-Shares are held in Stock Connect, the precise nature and rights of a fund are not well defined under the law of the PRC and a fund may not be able to exercise the rights of a shareholder and may be limited in their ability to pursue claims against the issuers of a security. In addition, investments in A-Shares via Stock Connect are not covered by the Hong Kong Investor Compensation Fund, which means that a fund will be exposed to the risks of default of the broker(s) it engaged in its trading through Stock Connect and will be unable to make monetary claims on the investor compensation fund that it might otherwise be entitled to with respect to investments in Hong Kong securities. Stock Connect A-Shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. The list of A-Shares eligible to be traded through Stock Connect may change from time to time. When a China A-Shares issue is recalled from the list of securities eligible for trading on Stock Connect, a fund may only sell, but not buy, the securities, which could adversely affect the fund’s investment strategy. Current tax regulations in PRC, including a temporary exemption from PRC income tax and PRC business tax for capital gains realized from trading on Stock Connect, are subject to change. Any such change could have an adverse effect on a fund’s returns.

Supranational Entities. A Fund subject to the diversification requirements of the Internal Revenue Code of 1986, as amended (“IRC”), may invest up to 25% of its total assets in debt securities issued by supranational organizations such as the International Bank for Reconstruction and Development (“World Bank”), which was chartered to finance development projects in developing member countries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. As supranational entities do not possess taxing authority, they are dependent upon their members’ continued support in order to meet interest and principal payments.

Withholding and Other Taxes. The Funds may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to a Fund’s investments in such countries. These taxes will reduce the return achieved by a Fund. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.

Derivatives

Overview

The Funds may enter into a variety of derivatives as means to hedge their exposure to a number of risks associated with their investment strategies or otherwise implement their investment strategies. The derivatives markets consist of, among other things, (a) futures contracts and options on such futures (both of which trade exclusively on regulated futures exchanges), (b) swaps and other derivatives traded on regulated swap execution and trading facilities and privately-negotiated bilateral derivatives contracts and (c) certain securities or securities with embedded derivatives, such as options or hybrid securities (some of which may be traded on regulated securities exchanges). Transactions other than exchange-traded futures and exchange-traded options or securities are sometimes referred to as “OTC” derivatives. Derivatives contracts are available with respect to a variety of asset classes including, for example, foreign exchange, interest rates, credit, equity and commodities.

Rule 18f-4 under the 1940 Act governs a fund’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 permits a Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including a Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering Derivatives Transactions and certain financial instruments.

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions, if a Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transactions and the transaction will settle within 35 days of its trade date.

Rule 18f-4 requires that a Fund that invests in Derivatives Transactions above a specified amount adopt and implement a derivatives risk management program administered by a derivatives risk manager that is appointed by and overseen by the Funds’ Board, and comply with an outer limit on Fund leverage risk based on value at risk. A Fund that uses Derivatives Transactions in a limited amount are considered “limited derivatives users,” as defined in Rule 18f-4, will not be subject to the full requirements of Rule 18f-4, but will have to adopt and implement policies and procedures reasonably designed to manage the Funds’ derivatives risk. A Fund will be subject to reporting and recordkeeping requirements regarding its use of Derivatives Transactions.

The requirements of Rule 18f-4 may limit a Fund’s ability to engage in Derivatives Transactions as part of its investment strategies. These requirements may also increase the cost of a Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund. The rule also may not be effective to limit a Fund’s risk of loss. In particular, measurements of value-at-risk (“VaR”) rely on historical data and may not accurately measure the degree of risk reflected in a Fund’s derivatives or other investments. There may be additional regulation of the use of Derivatives Transactions by registered investment companies, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of Derivatives Transactions may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Whether a Fund’s use of derivatives will be successful in furthering its investment objective will depend on the Sub-adviser(s) ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because derivatives are often bilateral contracts and because they may have terms of greater than seven days, they may be considered illiquid. Moreover, in the context of a bilateral OTC derivative, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Therefore, a Fund will enter into bilateral OTC derivatives only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on a Fund by the IRC may also limit the Fund’s ability to use swaps.

Regulation of OTC Derivatives

In an attempt to reduce systemic and counterparty risks associated with OTC derivatives transactions, the Dodd-Frank Act and other non-U.S. regulatory schemes which are currently being implemented impose significant new regulations on the OTC derivatives markets and, among other things, will require that a substantial portion of standardized OTC derivatives must be submitted for clearing to regulated clearinghouses and executed on regulated trading facilities. Such OTC derivatives submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse. In addition, the regulators have broad discretion to impose margin requirements on certain OTC derivatives that are not centrally cleared, and regulations imposing such requirements have been proposed. The requirements for clearing and margin are likely to cause an increase in the costs of transacting in OTC derivatives.

On November 16, 2012, the Department of the Treasury (“Treasury”) issued a determination (“Determination”) that both foreign exchange swaps and foreign exchange forwards should not be regulated under the CEA and therefore should be exempted from the definition of “swap” under the CEA. Accordingly, foreign exchange swaps and foreign exchange forwards are exempt from the trade execution, mandatory clearing and margin requirements under the Dodd-Frank Act. However, many commonly used foreign exchange derivatives, including foreign currency options, foreign exchange swaps and non-deliverable forward foreign exchange contracts (“NDFs”) are not exempt from the definition of “swap” and therefore are subject to these regulations. While there is currently no requirement that NDFs be centrally cleared, it is expected that such clearing will be mandated by the U.S. Commodity Futures Trading Commission (“CFTC”) in the future. In addition, the margin rules for uncleared swaps issued by the CFTC further increase the cost of using NDFs which could in turn increase the cost of hedging foreign exchange risks.

Although certain limited exemptions from the clearing and margin requirements may be available to Funds, the OTC derivative dealers with which the Fund may execute the majority of its OTC derivatives may not be able to rely on such exemptions with respect to their hedging activities, and the increased costs that may be borne by the dealers may be passed through to their counterparties, such as the Funds, in the form of higher fees and less favorable dealer marks. As a result of these factors, it may become more difficult and costly for investment funds, including the Fund, to enter into highly tailored or customized transactions. They may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement.

Absent an exemption, certain OTC derivatives market participants subject to U.S. regulations may be required to register in specified capacities with the Commodity Futures Trading Commission or the Securities Exchange Commission (e.g., as a swap dealer, securities-based swap dealer, major swap participant, major securities-based swap participant, futures commission merchant, commodity pool operator, commodity trading advisor, etc.). It is possible that, in the future, the Fund and/or the Manager may be required to register with a regulator in one or more of these capacities and will become subject to applicable regulatory requirements. Such dealers and major participants with whom the Fund may trade will be subject to minimum capital and margin requirements, and these requirements may apply irrespective of whether the OTC derivatives in question are exchange-traded or cleared. Swap dealers are subject to certain external and internal business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory requirements. These requirements may increase the overall costs for OTC derivative dealers, which may be passed along, at least partially, to market participants such as the Funds in the form of higher fees or less advantageous dealer marks.

Although the Dodd-Frank Act requires many OTC derivatives transactions previously entered into on a principal-to-principal basis to be submitted for clearing by a regulated clearing house, certain of the derivatives that may be traded by the Fund may remain principal-to-principal or OTC contracts between the Fund and third parties entered into privately. The risk of counterparty non-performance can be significant in the case of these OTC instruments, and “bid-ask” spreads may be unusually wide in these unregulated markets. To the extent not mitigated by implementation of the Dodd-Frank Act, if at all, the risks posed by such instruments and techniques, which can be complex, may include: (1) credit risks (the exposure to the possibility of loss resulting from a counterparty’s failure to meet its financial obligations); (2) market risk (adverse movements in the price of a financial asset or commodity); (3) legal risks (the characterization of a transaction or a party’s legal capacity to enter into it could render the financial contract unenforceable, and the insolvency or bankruptcy of a counterparty could pre-empt otherwise enforceable contract rights); (4) operational risk (inadequate controls, deficient procedures, human error, system failure or fraud); (5) documentation risk (exposure to losses resulting from inadequate documentation); (6) liquidity risk (exposure to losses created by inability to prematurely terminate the derivative); (7) systemic risk (the risk that financial difficulties in one institution or a major market disruption will cause uncontrollable financial harm to the financial system); (8) concentration risk (exposure to losses from the concentration of closely related risks such as exposure to a particular industry or exposure linked to a particular entity); and (9) settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty).

OTC Derivatives Transactions are subject to Rule 18f-4 under the 1940 Act.

Foreign Exchange Contracts

The Funds may invest in securities quoted or denominated in foreign currencies and may hold currencies to meet settlement requirements for foreign securities. To protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies, Funds may engage in different types of foreign exchange transactions (collectively, “Foreign Exchange Contracts”) including, for example, forward foreign exchange contracts, non-deliverable forward exchange transactions, foreign exchange swaps, foreign exchange options, foreign exchange futures transactions and options on foreign exchange futures transactions. Each of these transaction types is described below. The amount the Fund may invest in Foreign Exchange Contracts is limited to the amount of the Fund’s aggregate investments in foreign currencies.

Generally, forward foreign exchange contracts are privately-negotiated bilateral agreements solely involving the exchange of 2 different currencies on a specific future date at a fixed exchange rate agreed upon at the inception of the transaction. They are distinguishable from so-called non-deliverable forward foreign exchange contracts which are discussed further below. Typically, forward foreign exchange contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are consummated without payment of any commissions. The Funds, however, may enter into forward foreign exchange contracts requiring deposits and/or commissions. In fact, the Board of Governors of the Federal Reserve System has implemented supervisory guidance to the effect that federally regulated banks must collect variation margin payments from certain types of financial institutions which may include the Funds in connection with forward foreign exchange contracts. There currently is no central clearing system for such forward foreign exchange contracts entered into on this market and, accordingly, if a Fund wishes to ‘close out’ any such contracts entered into on this market before the specified date, it will be reliant upon the agreement of the relevant counterparty.

At or before the maturity of a forward foreign exchange contract, a Fund may either sell a portfolio security denominated in the same currency as its obligations under the forward foreign exchange contract and use the proceeds of such sale to make delivery under the forward foreign exchange contract or retain the security and offset its obligation to deliver the currency under the forward foreign exchange contract by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent movement has occurred in forward currency contract prices during the period between the Fund’s entering into the original forward foreign exchange contract and entering into the offsetting contract. Should forward prices decline during this period, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

There are a number of risks associated with entering into forward foreign exchange contracts. These may include settlement risk, which is the risk of loss when one party to the forward foreign exchange contract delivers the currency it sold but does not receive the corresponding amount of the currency it bought. Although many forward foreign exchange transactions mitigate this risk through the use of a payment-versus-payment (“PVP”) settlement arrangement (such as settling trades through CLS Bank International or an escrow arrangement), there is no assurance that all forward foreign exchange transactions entered into by a Fund will be subject to such a PVP arrangement and, therefore, they may be subject to settlement risk. In addition, the market for forward foreign exchange contracts may be limited with respect to certain currencies such that, upon a contract’s maturity, a Fund may be unable to negotiate with the dealer to enter into an offsetting transaction. Moreover, there can be no assurance that an active forward foreign exchange contract market will always exist. Another risk associated with forward foreign exchange contracts is that the correlation between movements in the prices of those contracts and movements in the price of the underlying currency hedged or used for cover may not be perfect. These factors may restrict a Fund’s ability to successfully hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, although forward foreign exchange contracts may mitigate the risk of loss resulting from a decline in the value of a hedged currency, they may also limit the potential gain that might result should from an increase in the value of the hedged currency. If a currency devaluation is generally anticipated, a Fund may not be able to contract to sell currency at a price above the devaluation level it anticipates.

The successful use of forward foreign exchange contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of the Fund’s Sub-adviser to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward foreign exchange contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward foreign exchange contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

To assure that a Fund’s forward foreign exchange contracts are not used to achieve investment leverage, the Fund will segregate cash or high-grade securities with its custodian in an amount at all times equal to or exceeding the Fund’s commitment with respect to these contracts.

A non-deliverable forward foreign exchange contract or “NDF” generally is similar to a forward foreign exchange contract, except that at maturity the NDF does not require physical delivery of currencies; rather, an NDF typically is settled in U.S. dollars or another reserve currency. One of the currencies involved in the transaction, usually an emerging market currency, may be subject to capital controls or similar restrictions, and is therefore said to be ‘‘non-deliverable.’’ Thus, under an NDF, the transaction terms provide for the payment of a net cash settlement amount on the settlement date in lieu of delivery of the notional amounts of the bought currency and the sold currency. The cash settlement amount is determined by converting the notional amount of one of the currencies (the “reference currency”) into the other currency (the “settlement currency”) at a spot foreign exchange rate that is observed on a pre-agreed pricing source or determined using another pre-agreed method (such source or method, the “settlement rate option”) on a date (a “valuation date”) prior to the settlement date, and netting the currency amounts so that a single net payment in the settlement currency is made on the settlement date by the party owing the excess. In some NDFs, each of the bought currency and the sold currency is converted into a third currency that serves as the settlement currency. In either case, under an NDF no payment or account transfer takes place in the reference currency.

Futures and Options on Futures

Each Fund may enter into futures contracts and purchase and write (sell) options on futures contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the concurrence of the Sub-adviser that such contracts are necessary or appropriate in the management of a Fund’s assets. These contracts will be entered into on exchanges designated by the CFTC or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase.

The Funds may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

All futures and options on futures positions will be covered by owning the underlying security or segregation of assets. With respect to long positions in a futures contract or option (e.g., futures contracts to purchase the underlying instrument and call options purchased or put options written on these futures contracts or instruments), the underlying value of the futures contract at all times will be covered by liquid assets segregated on the Fund’s assets.

A Fund may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying securities or commodities move in an unanticipated manner. In addition, changes in the value of a Fund’s futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to a Sub-adviser’s ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or the Fund may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

A Fund will incur brokerage costs whether or not its hedging is successful and will be required to post and maintain “margin” as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Fund. Futures and options positions are marked to the market daily and a Fund may be required to make subsequent “variation” margin payments depending upon whether its positions increase or decrease in value. In this context margin payments involve no borrowing on the part of a Fund.

After an option is purchased, it may suffer a total loss of premium (plus transaction costs) if that option expires without being exercised. An option’s time value (i.e., the component of the option’s value at any time that exceeds the in-the-money amount as of such time) tends to diminish over time. Even though an option may be in-the-money to the purchaser at various times prior to its expiration date, the purchaser’s ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the “style” of the option.

Options on Securities and Securities Indices

Each Fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Purchasing Call and Put Options. The Funds will normally purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest. The purchase of a call option will entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize either no gain or a loss on the purchase of the call option.

Under a conventional cash-settled option, the purchaser of the option pays a premium in exchange for the right to receive, upon exercise of the option, (i) in the case of a call option, the excess, if any, of the reference price or value of the underlier (as determined pursuant to the terms of the option) above the option’s strike price or (ii) in the case of a put option, the excess, if any, of the option’s strike price above the reference price or value of the underlier (as so determined). Under a conventional physically-settled option structure, the purchaser of a call option has the right to purchase a specified quantity of the underlier at the strike price, and the purchaser of a put option has the right to sell a specified quantity of the underlier at the strike price.

A Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, the Fund will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

Risks of Trading Options. The risk-return profile of an option may vary depending on the characteristics of the relevant transaction. For example, a “knock-out option” may expire prior to the scheduled expiration date if the reference price or value of the underlier falls below, in the case of a put option, or exceeds, in the case of a call option, an agreed upon price or value at specific points in time, or at any time during the exercise period, depending upon how the option is structured. The buyer of such an option bears the risk of reference price movements causing the option to expire prior to the scheduled expiration date. Transaction terms that give a party the right to extend or accelerate the scheduled termination date of a transaction are economically equivalent to options. Such features may cause holders of such options to incur significant losses if exercised against them. The option premium in respect of such features may be in the form of an explicit payment or may be implicit in other terms of the transaction.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If a Fund is unable to affect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counter-party to such option. Such purchases are referred to as “closing purchase transactions.” A Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

Transactions by a Fund in options on securities and indices may be subject to limitations established by the CFTC, SEC, relevant self-regulatory organizations, each relevant exchange, board of trade or other trading facility governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on a Sub-adviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between a Fund’s portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Writing Covered Call and Put Options on Securities and Securities Indices. Each Fund may also write (sell) covered call and put options on any securities and on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and typically does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. A Fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

The Trust, on behalf of the Funds to which this SAI relates, will file, prior to each Fund’s commencement of operations a notice with the National Futures Association claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”), as amended, and the rules of the CFTC promulgated thereunder, with respect to the Funds’ operation. Accordingly, none of the Funds or CGAS is subject to registration or regulation as a CPO. Although CGAS has concluded based on its communications with and oversight of the Funds’ Sub-advisers that as of the date of this SAI the Funds currently operate within the exclusions from CFTC regulation, there is no certainty that a Fund or CGAS will be able to continue to rely on an exclusion from CFTC regulation in the future. A Fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. In addition, the Sub-advisers of a Fund that registers with the CFTC as a commodity pool may have to register with the CFTC as commodity trading advisers, unless an exemption from such registration applies. If a Fund or CGAS operates subject to CFTC regulation, it may incur additional expenses.

Illiquid Securities

Each Fund will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Certain investments or asset classes may be illiquid investments due to restrictions on trading or limitations on transfer that would affect a determination of liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (“1933 Act”), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by the Sub-adviser. The Sub-advisers determine the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board. The Board monitors the Sub-advisers’ application of these guidelines and procedures. The inability of a Fund to dispose of illiquid investments readily or at reasonable prices could impair the Fund’s ability to raise cash for redemptions or other purposes.

Investments in Investment Companies

Each Fund may invest in the securities of other investment companies to the extent such investments are consistent with the Fund’s investment objectives and policies and permissible under the 1940 Act.

Pursuant to Section 12(d)(1) of the 1940 Act, subject to certain exceptions, a registered investment company may not acquire the securities of other domestic or foreign investment companies if, as a result: (i) more than 10% of the acquiring fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the acquiring fund, or (iii) more than 5% of the acquiring fund’s total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. In addition, a registered investment company is not subject to the 3% limitation if (i) an ETF acquired by the fund, or the acquiring fund itself, has received an order for exemptive relief from the 3% limitation from the SEC and (ii) the ETF and the acquiring fund take appropriate steps to comply with any conditions in such order. In the alternative, a registered investment company may rely on Rule 12d1-3 under the 1940 Act, which allows unaffiliated mutual funds to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by FINRA for funds of funds.

Rule 12d1-4 under the 1940 Act permits a Fund to invest in other investment companies, including exchange-traded funds (“ETFs”), beyond the statutory limits of Section 12(d)(1)(A), subject to certain conditions that are similar to those previously imposed on the Funds through exemptive orders. In connection with its adoption of Rule 12d1-4 on January 19, 2022, the SEC rescinded such exemptive orders, and certain other rules. Notwithstanding the foregoing, an investment company that is an acquired fund of a registered investment company in reliance on Section 12(d)(1)(G) of the 1940 Act, generally will not be permitted to invest in shares of other investment companies beyond the limits set forth in Section 12(d)(1)(A), other than in the limited circumstances set forth in Rule 12d1-4.

A registered investment company also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the fund’s securities lending program, in shares of one or more money market funds, which investments will not be subject to the limitations described above.

If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations. Investment companies may include index-based investments, such as ETFs that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Lending Portfolio Securities

Consistent with applicable regulatory requirements, each Fund may lend portfolio securities to brokers, dealers and other financial organizations. A Fund will not lend securities to affiliated companies unless the Fund has applied for and received specific authority to do so from the SEC. A Fund’s loan of securities will be collateralized by cash, letters of credit or U.S. government securities. A Fund will maintain the collateral in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third-party that is unaffiliated with the Fund and is acting as a “finder.” A Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board must terminate the loan and regain the right to vote the securities. Generally, the borrower of any portfolio securities will be required to make payments to the lending Fund in lieu of any dividends the Fund would have otherwise received had it not loaned the securities to the borrower. Any such payments, however, will not be treated as “qualified dividend income” for purposes of determining what portion of the Fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes” below). Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will minimize this risk by limiting the investment of cash collateral to money market funds or high quality instruments with short maturities or funds that invest only in such instruments.

A Fund may invest the cash received as collateral through loan transactions in other eligible securities, including shares of a registered money market fund or unregistered money market fund that complies with the requirements of Rule 2a-7 under the 1940 Act, including funds that do not seek to maintain a stable $1.00 per share NAV. Investing the cash collateral subjects a Fund’s investments to market appreciation or depreciation. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of the investments made with the collateral has declined. Accordingly, if the value of an investment declines, a Fund would be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.

LIBOR Transition Risk

A Fund may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. Such instruments may include bank loans, derivatives, floating rate securities, and other assets or liabilities. The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has ceased publishing all LIBOR settings on a representative basis. In April 2023, however, the FCA announced that some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. The Secured Overnight Financing Rate (“SOFR”), which is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement market, has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in different categories of financial contracts.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities, or other instruments using LIBOR may disagree on transition rates or the application of transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. A Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.

Money Market Instruments

Money market instruments include: U.S. government securities, certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks (including their branches located outside the U.S. and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. Certificates of deposit (“CDs”) are short-term, negotiable obligations of commercial banks. Time deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Real Estate Investment Trusts (“REITs”)

Each Fund may invest in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. U.S. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the IRC. Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its Fund mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.

REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor’s 500® Stock Index (“S&P 500”).

Repurchase Agreements

Each Fund may enter into repurchase agreements. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period. A Fund may enter into repurchase agreements with respect to U.S. government securities with member banks of the Federal Reserve System and certain non-bank dealers. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. A Fund’s Sub-adviser, acting under the supervision of the Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Fund enters into repurchase agreements. A Fund will not invest in a repurchase agreement maturing in more than seven days if the investment, together with illiquid securities held by that Fund, exceeds 15% of the Fund’s total net assets. In entering into a repurchase agreement, a Fund bears a risk of loss in the event the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

Short Sales

Each Fund may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund borrows the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to collateralize the broker and to meet margin requirements, until the short position is closed out. A Fund will also incur transaction costs in effecting short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Thus, the Fund’s losses on short sales are potentially unlimited.

Whenever a Fund engages in short sales, it maintains cash or liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The assets so maintained are marked to market daily.

Management currently intends to limit the Funds’ short sales to shares issued by ETFs. Utilizing this strategy will allow a Sub-adviser to adjust a Fund’s exposure in a particular sector, in a cost effective and convenient manner, without having to sell the Fund’s holdings of individual stocks in that sector.

Short Sales “Against the Box.” Each Fund may seek to hedge investments or realize additional gains through short sales. In a short sale, a Fund borrows from a broker or bank securities identical to those being sold and delivers the borrowed securities to the buying party. The Fund is said to have a short position in the securities sold until it replaces the borrowed securities, at which time it receives the proceeds of the sale. A short sale is “against the box” if the Fund owns or has the right to acquire at no added cost securities identical to those sold short.

Temporary Investments

For temporary defensive purposes, during periods when a Sub-adviser of a Fund, in consultation with the Manager, believes that pursuing a Fund’s basic investment strategy may be inconsistent with the best interests of its shareholders, that Fund may invest its assets in the following money market instruments: U.S. government securities (including those purchased in the form of custodial receipts), repurchase agreements, CD and bankers’ acceptances issued by U.S. banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper. A Fund also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investment in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis. A Fund’s investment in any other short-term debt instruments would be subject to the Fund’s investment objectives and policies, and to approval by the Board. For further discussion regarding money market instruments, see the section entitled, “Money Market Instruments” above.

U.S. Government Securities

U.S. government securities are subject to market and interest rate risk and may be subject to varying degrees of credit risk. The U.S. government securities in which the Funds may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home

Administration, Export-Import Bank of the U.S., Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System. Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the U.S. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer, such as securities of FHLMC. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the U.S. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities (“U.S. government securities”) include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities, that may be purchased when yields are attractive and/or to enhance Fund liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes that is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Coupons Under Book-Entry Safekeeping (“CUBES”), which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

If the total public debt of the U.S. Government as a percentage of gross domestic product reaches high levels as a result of combating financial downturn or otherwise, such high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may increase borrowing costs and cause a government to issue additional debt, thereby increasing the risk of refinancing. A high national debt also raises concerns that a government may be unable or unwilling to repay the principal or interest on its debt. Unsustainable debt levels can decline the valuation of currencies and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns.

An increase in national debt levels may also necessitate the need for the U.S. Congress to negotiate adjustments to the statutory debt ceiling to increase the cap on the amount the U.S. Government is permitted to borrow to meet its existing obligations and finance current budget deficits. Future downgrades could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. Any controversy or ongoing uncertainty regarding statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected. Although remote, it is at least theoretically possible that under certain scenarios the U.S. Government could default on its debt, including U.S. Treasury securities.

Exchange Rate-Related U.S. Government Securities. Each Fund may invest up to 5% of its assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries (“Exchange Rate-Related Securities”). The interest payable on these securities is denominated in U.S. dollars, is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other U.S. government securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities.

Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the security holder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the security holder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed as a combination of those forms.

Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated by the Sub-adviser at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by the Fund over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the U.S. or foreign governments or intervention by central banks could also affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security because of conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

When-Issued and Delayed Delivery Securities and Forward Commitments

Each Fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by a Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust as fundamental policies of the Funds. Each Fund’s investment objective, stated in the Prospectus, is non-fundamental. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of a Fund, which is defined in the 1940 Act as the lesser of (i) 67% or more of the shares present at a Fund meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

Fundamental Investment Restrictions — The Large Cap Equity ETF and Small-Mid Cap Equity ETF.

1.	Each Fund will not deviate from the definition of a “diversified company” as defined in the 1940 Act and rules thereunder.

2.

A Fund will not invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3.

A Fund will not issue “senior securities” as defined in the 1940 Act, and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

4.

A Fund will not borrow money, except that (a) a Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) and (b) a Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

5.

A Fund will not make loans. This restriction does not apply to: (a) the purchase of debt obligations in which a Fund may invest consistent with its investment objectives and policies (including participation interests in such obligations); (b) repurchase agreements; and (c) loans of its portfolio securities.

6.

A Fund will not purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent a Fund from: (a) investing in and selling securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds; (c) trading in futures contracts and options on futures contracts or (d) investing in or purchasing real estate investment trust securities.

7.

A Fund will not engage in the business of underwriting securities issued by other persons, except to the extent that a Fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

8.

A Fund will not purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities). For purposes of this restriction, the deposit or payment by a Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

The following are non-fundamental investment restrictions and may be changed by a vote of a majority of Board at any time upon at least 60 days’ prior notice to shareholders. Each Fund’s investment objective, stated in the Prospectus, is non-fundamental.

Non-Fundamental Investment Restrictions — The Large Cap Equity ETF and Small-Mid Cap Equity ETF.

1.	A Fund will not invest in oil, gas or other mineral leases or exploration or development programs.

2.

A Fund will not make short sales of securities, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold and provided that transactions in futures contracts and options are not deemed to constitute selling securities short. The Large Cap Equity ETF and Small-Mid Cap Equity ETF may engage in short sales on shares issued by ETFs.

3.	A Fund will not make investments for the purpose of exercising control or management.

4.

A Fund will not purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	A Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

6.

The Large Cap Equity ETF will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of large capitalization companies or in other investments with similar economic characteristics. The Fund defines large capitalization companies as companies with market capitalizations similar to companies in the Russell 1000® Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered securities of large capitalization companies for purposes of the Fund’s 80% investment policy. The size of companies in the index changes with market conditions and the composition of the index.

7.

The Small-Mid Cap Equity ETF will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of small-mid capitalization companies or in other investments with similar economic characteristics. The Fund defines small-mid capitalization companies as companies with market capitalizations not exceeding the highest month-end market capitalization value of any stock in the Russell 2500® Index or the Russell Mid Cap index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered securities of small-mid capitalization companies for purposes of the Fund’s 80% investment policy. The size of the companies in the index changes with market conditions and the composition of the index.

The percentage limitations contained in the restrictions listed above (other than with the fundamental investment restriction regarding borrowing described above) apply at the time of purchase of securities. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

From time to time, a Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Department of Labor (“DOL”) Exemption. Sales of Fund shares under certain investment advisory programs sponsored or advised by Morgan Stanley or its affiliates (“Investment Advisory Programs”) to clients that are employee benefit plans, IRAs or Keogh Plans (collectively, “Plans”) are subject to regulation by the Department of Labor (“DOL”) and the provisions of the Employee Retirement Income Security Act of 1974, as amended and/or the prohibited transaction provisions of Section 4975 of the IRC, as amended. Citigroup Global Markets Inc., the Funds’ former distributor (“CGMI”), through its predecessors, received a prohibited transaction exemption from the DOL covering certain transactions in shares of the Funds in connection with a Plan’s participation in the TRAK Personalized Investment Advisory Services Program (now TRAK® Pathway), and Morgan Stanley Wealth Management will comply with applicable requirements and conditions of other applicable exemptions with respect to the other investment advisory programs under which Fund shares are sold.

TRUSTEES AND OFFICERS OF THE TRUST

The Trust’s Board of Trustees (“Board” or “Trustees”) is responsible for overseeing the Trust’s management and operations. The Board approves all significant agreements between the Trust and the companies that furnish services to the Funds, including agreements with the Trust’s distributor, Sub-advisers, custodian, transfer agent and administrator. The Board elects officers who are responsible for the day-to-day operations of the Trust and the Funds and who execute policies authorized by the Board.

Consulting Group Advisory Services LLC (“CGAS” or “Manager”), a business of Morgan Stanley Wealth Management, serves as the investment adviser for each Fund. The Funds employ a “multi-manager” strategy. The Manager selects and oversees professional money managers (each a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Funds allocated to them. In addition to investment management services, the Manager monitors and supervises the services provided to the Trust by its administrator. The Manager also is responsible for conducting all operations of the Trust, except those operations contracted to the Sub-advisers, the custodian, the transfer agent and the administrator.

The names of the Trustees and officers of the Trust as of January 1, 2024, their addresses and years of birth, together with information as to their principal business occupations and, for the Trustees, other board memberships they have held during the past five years, are set forth below. The executive officers of the Trust are employees of organizations that provide services to the Funds.

INDEPENDENT TRUSTEES

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee

Adela Cepeda 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1958	Chairperson and Trustee	Since 2008 (Chair since 2021)	Managing Director, PFM Financial Advisors, LLC (Financial Advisory) (2016-December 2019); and formerly, President, A.C. Advisory, Inc. (Financial Advisory) (1995-September 2016)	11	Director, BMO Financial Corp. (2012-present); Trustee, Mercer Funds (2005-present); Trustee, UBS Funds (2004- present); and formerly, Director, Fort Dearborn Income Securities (2000-August 2016)

Mark J. Reed 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1964	Trustee and Chair of Nomination and Governance Committee	Since 2007 (Chair Since 2022)	Vice President, Financial Advisor and Portfolio Manager, Wealth Enhancement Group (4/2021 to present), Principal and Portfolio Manager, North American Management Corp. (Investment Advisory) (2013-2021)	11	None

W. Thomas Matthews 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1949	Trustee	Since 2009 (Interested Trustee from 2006-2009)	Retired; Advisor, Smith Barney (2005-2007)	11	Chairman Emeritus, Congressional Medal of Honor Foundation (2009-present); formerly Treasurer (2009-2016); and Chairman Emeritus, America’s Warrior Partnership (2017- present), formerly, Chairman (2013-2016) and Director (2013-2017)

Eric T. McKissack, CFA® 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1953	Trustee	Since 2013	Founder and Chief Executive Officer Emeritus, Channing Capital Management, LLC (Investment Management) (2017-December 2019); and formerly, Chief Executive Officer, Channing Capital Management, LLC (2004-2017)	11	Trustee and Chairman, FlexShares Funds (2011- present); Director, Farmer Mac (2021-present; Trustee, The Art Institute of Chicago (2002-present); and Director, Shirley Ryan AbilityLab Keystone Board (formerly Rehabilitation Institute of Chicago) (2000-present)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee
Teresa S. Westbrook 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1959	Trustee Audit Committee Chair	Since 2020 (Chair Since 2021)	CPA/ Partner, Deloitte & Touche LLP (1999-2015)	11	None

INTERESTED TRUSTEE

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee
Paul Ricciardelli** Morgan Stanley 750 7th Avenue, 14th Floor, New York, NY 10019 Birth Year: 1969	Trustee and Chief Executive Officer and President	Since April 2017	Head of Morgan Stanley Portfolio Solutions (formerly Wealth Advisory Solutions), Morgan Stanley (March 2017-present; Head of IAR/GIMA, Morgan Stanley (2011-2018); and formerly, Head of Manager Solutions, Morgan Stanley (2015-March 2017)	11	None

OFFICERS

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years
Francis Smith Morgan Stanley 750 7th Avenue, 10th Floor New York, NY 10019 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2014	Managing Director, Morgan Stanley (2017-present); formerly Executive Director, Morgan Stanley (2001-2016); and Treasurer and Principal Financial Officer of various Morgan Stanley Funds (2003-present)

Eric Metallo Morgan Stanley 750 7th Avenue, 34th Floor New York, NY 10019 Birth Year: 1976	Chief Legal Officer and Secretary	Since August 2015	Executive Director, Morgan Stanley Wealth Management (2014-present); and formerly Senior Vice President and Associate General Counsel, PineBridge Investments (2011-2014)

Joseph Signora Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1977	Chief Compliance Officer	Since December 2017	Executive Director, Morgan Stanley (2017-present

Robert Garcia Morgan Stanley 750 7th Avenue, 14th Floor New York, NY 10019 Birth Year: 1983	Chief Operating Officer Investment Officer Co-Chief Operating Officer	Since May 2016 Since July 2015 August 2015- May 2016	Head of Operations and Strategy, Morgan Stanley (2017-present); Head of Portfolio Operations-WMIR, Morgan Stanley (2016-present); Head of Packaged Digital Solutions, Morgan Stanley (2015-present)

Monica Heanue Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1975	Chief Administrative Officer	Since December 2022	Head of Operations and Strategy, Morgan Stanley (2017-present); Head of Portfolio Operations-WMIR, Morgan Stanley (2016-present); Head of Packaged Digital Solutions, Morgan Stanley (2015-present)

Saylor Barnette Morgan Stanley 750 7th Avenue, 14th Floor New York, NY 10019 Birth Year: 1991	Investment Officer	Since December 2023	Portfolio Solutions Analyst, Morgan Stanley (2022-present); Air Defense Officer, U.S. Army (2014-2022)

Franceen Jansen Morgan Stanley 750 7th Avenue, 14th Floor New York, NY 10019 Birth Year: 1959	Investment Officer	Since August 2015	Business Unit Manager/Executive Director, Morgan Stanley (2010-present)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years
Andrew Cohen Morgan Stanley 750 7th Avenue, 14th Floor New York, NY 10019 Birth Year: 1978	Investment Officer	Since May 2022	Portfolio Manager, Morgan Stanley Portfolio Solutions (2022-present); Director of Investment Research, E*TRADE Financial (2015-2021)

Sukru Saman Morgan Stanley 750 7th Avenue, 14th Floor New York, NY 10019 Birth Year: 1972	Investment Officer	Since August 2015	Investment Officer, Morgan Stanley Wealth Management (2013-present)

Angela Degis Morgan Stanley 750 7th Avenue, New York, NY 10019 Birth Year: 1967	Investment Officer	Since May 2022	Portfolio Manager, Morgan Stanley (2020-present)

James Totino Morgan Stanley 750 7th Avenue, 14th Floor New York, NY 10019 Birth Year: 1970	Investment Officer	Since May 2018	Portfolio Specialist, Investment Officer, Morgan Stanley (2018-present); and formerly Investment Officer, Morgan Stanley (2011-2018)

Mark Nolan Morgan Stanley 1633 Broadway New York, NY 10019 Birth Year: 1981	Anti-Money Laundering (“AML”) Compliance Officer	Since March 2023	Executive Director GFC WM Advisory, Morgan Stanley (2022-present); Vice President Anti-Financial Crimes Organization & Advisory; Deputy MLRO Cayman Islands, Deutsche Bank (2017-2023)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years
Lonnie Bae Morgan Stanley 750 7th Avenue, 10th Floor New York, NY 10019 Birth Year: 1968	Assistant Treasurer Vice President	Since 2023 Since 2001	Vice President, Morgan Stanley (2001-present)

Suzan M. Barron Brown Brothers Harriman & Co. (“BBH&Co.”) 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Assistant Secretary	Since 2011	Senior Vice President and Senior Investor Services Counsel, Corporate Secretary Legal Administration Practice of Fund Administration, BBH&Co. (2005-present); Secretary, BBH Trust (2009-2022)

*	Each Trustee remains in office until he or she resigns, retires or is removed.
**	Mr. Ricciardelli is an “interested person” of the Trust as defined in the 1940 Act because of his position with Morgan Stanley.
***

The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Board Composition and Leadership Structure

Currently, five of the six Trustees on the Board (83.33%) are not “interested persons” (as defined in the 1940 Act) of the Trust and as such are not affiliated with the Manager or any Sub-adviser (“Independent Trustees”). On January 1, 2021, the Board appointed Ms. Cepeda, an Independent Trustee, to serve as Chairperson of the Board. There are two primary committees of the Board: the Audit Committee and the Corporate Governance and Nominating Committee. Each Committee is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Trust and in light of the services that the Manager and its affiliates and the Sub-advisers provide to the Trust and potential conflicts of interest that could arise from these relationships. The Board believes that the existing Board structure is appropriate because, among other things, it allows the Independent Trustees to exercise independent business judgment in evaluating the Trust’s management and service providers.

Board Oversight of Risk Management

The Board considers risk management issues as part of its general oversight responsibilities. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Manager and its affiliates and the Sub-advisers, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairperson of the Board or the appropriate Committee, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager’s investment officers, the Trust’s and the Manager’s Chief Compliance Officer (“CCO”) and the Sub-advisers’ portfolio management personnel. The Board’s Audit Committee meets during its scheduled meetings, and between meetings the Audit Committee chair maintains contact, with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer. The Board receives periodic presentations from senior personnel of the Manager or its affiliates regarding investment performance of the Funds and the applicable investment risk management process. The Board also receives periodic presentations from senior personnel of the Manager or its affiliates and the Sub-advisers regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, cybersecurity, personal trading, valuation, credit, investment research, portfolio trading and transactions, and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Manager and other service providers to the Trust have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Funds. The Board also receives reports from counsel to the Trust or counsel to the Manager and the Independent Trustees’ own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Funds’ investments or activities.

Individual Trustee Qualifications

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills to effectively oversee the management of the Trust and the interests of Fund shareholders. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees must have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that the Trustees satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Corporate Governance and Nominating Committee contains certain other factors considered by the Committee in identifying and evaluating potential nominees to the Board. The Board noted that most of the Trustees had experience serving as directors on the boards of operating companies and/or other investment companies. The Board considered that Mses. Cepeda and Westbrook and Messrs. Matthews, McKissack and Reed have or had careers in the financial services or investment management industries, including holding executive positions in companies engaged in these industries, which allows these Trustees to bring valuable, relevant experience as members of the Board. Mr. Ricciardelli has substantial experience as an executive and financial officer in leadership roles with Morgan Stanley and affiliated entities.

Board Committees

The Trust has an Audit Committee and a Corporate Governance and Nominating Committee. The members of the Audit Committee and the Corporate Governance and Nominating Committee consist of all the Independent Trustees of the Trust, namely Mses. Cepeda and Westbrook, and Messrs. Matthews, McKissack and Reed. The Board also at times may constitute other committees of the Board to assist in the evaluation of specific matters.

The Audit Committee oversees each Fund’s audit, accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Board for its ratification, the selection, appointment, retention or termination of the Trust’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Trust’s independent registered public accounting firm to the Manager and any affiliated service providers if the engagement relates directly to Fund operations and financial reporting. The Audit Committee met two times during the Trust’s most recent fiscal year.

The Corporate Governance and Nominating Committee is charged with overseeing the Board governance matters and related Trustee practices, including selecting and nominating persons for election or appointment by the Board as Independent Trustees of the Trust. The Corporate Governance and Nominating Committee will consider nominees recommended by the Funds’ shareholders if a vacancy occurs. Shareholders who wish to recommend a nominee should send nominations to the Trust’s Secretary. The Corporate Governance and Nominating Committee also considers and recommends to the Board the appropriate compensation for serving as a Trustee on the Board. The Corporate Governance and Nominating Committee did not meet during the Trust’s most recent fiscal year.

Securities Beneficially Owned by Each Trustee

As of December 31, 2023 the Trustees of the Trust beneficially owned equity securities of the Predecessor Funds within the dollar ranges presented in the table below:

Name of Trustee	Dollar Range of Equity Securities in the Predecessor Funds		Aggregate Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustee in Family of Investment Companies
Adela Cepeda	Large Cap Equity Fund	Over $100,000	Over $100,000
	Small-Mid Cap Equity Fund	$10,001-$50,000	None

W. Thomas Matthews	Large Cap Equity Fund	None
	Small-Mid Cap Equity Fund	None

Name of Trustee	Dollar Range of Equity Securities in the Predecessor Funds		Aggregate Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustee in Family of Investment Companies
Eric T. McKissack	Large Cap Equity Fund	$50,001-$100,000	Over $100,000
	Small-Mid Cap Equity Fund	$10,001-$50,000

Mark J. Reed	Large Cap Equity Fund	$50,001-$100,000	Over $100,000
	Small-Mid Cap Equity Fund	$10,001-$50,000

Teresa S. Westbrook	Large Cap Equity Fund	$10,001-$50,000	Over $100,000
	Small-Mid Cap Equity Fund	$1-$10,000

Paul Ricciardelli	Large Cap Equity Fund	None	None
	Small-Mid Cap Equity Fund	None

Trustee Compensation

The following table shows the compensation paid by the Trust to each Independent Trustee during the last fiscal year of the Trust. Trustees who are “interested persons” of the Trust (as defined in the 1940 Act) and officers of the Trust do not receive compensation directly from the Trust. The Funds may bear a portion of the CCO’s annual compensation.

For the Predecessor Funds’ fiscal year ended August 31, 2023, the Independent Trustees were paid the following aggregate compensation by the Trust:

Name of Person, Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex*
Adela Cepeda, Chairperson	$246,333	None	None	$246,333
Mark J. Reed	$234,217	None	None	$234,217
W. Thomas Matthews	$210,847	None	None	$210,847
Eric T. McKissack	$225,955	None	None	$225,955
Teresa S. Westbrook	$232,650	None	None	$232,650

*	Includes reimbursement for any out-of-pocket expenses incurred to attend meetings of the Board.

For the fiscal year ended August 31, 2023, each Trustee who was not affiliated with the Manager, any Sub-adviser or the Funds’ distributor was entitled to receive an annual fee of $210,000. The Chairperson of the Board, Vice Chair of the Board, Chair of the Audit Committee, and Chair of the Governance and Nominating Committee are entitled to receive additional fees of $30,000, $5,000, $15,000 and $15,000, respectively. Beginning January 1, 2023, the additional fees entitled to be received by the Vice Chair of the Board, Chair of the Audit Committee, and Chair of the Governance and Nominating Committee will increase to $10,000, $20,000 and $17,500, respectively. In addition, the Trustees will be paid a $15,000 fee per special meeting.

Decisions to buy and sell securities for a Fund are made by the Sub-adviser(s), subject to the overall review of the Manager and the Board. Although investment decisions for the Funds are made independently from those of the other accounts managed by a Sub-adviser, investments of the type that the Funds may make also may be made by those other accounts. When a Fund and one or more other accounts managed by a Sub-adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Sub-adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by a Fund.

The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Funds may purchase securities that are offered in underwritings in which an affiliate participates. These procedures prohibit the Funds from directly or indirectly benefiting an affiliate in connection with such underwritings. In addition, for underwritings where an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase in the underwritings.

Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. No stated commission is generally applicable to securities traded in U.S. over-the-counter markets, but the underwriters include an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. U.S. government securities generally are purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

In selecting brokers or dealers to execute securities transactions on behalf of a Fund, its Sub-adviser seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-adviser will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each Advisory Agreement (as defined below) between the Manager and the Sub-adviser authorizes the Sub-adviser, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”)) provided to the Fund and/or other accounts over which the Sub-adviser or its affiliates exercise investment discretion. In doing so, a Fund may pay higher commission rates than the lowest available when the Sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, a Sub-adviser receives research services from many broker-dealers with which the Sub-adviser places portfolio trades. The Sub-adviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to a Sub-adviser in advising its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Fund. The fees under the Management Agreement and the Advisory Agreements, respectively, are not reduced by reason of a Fund’s Sub-adviser receiving brokerage and research services. As noted above, a Sub-adviser may purchase new issues of securities for a Fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, other Sub-adviser clients, and the Sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered acting in a principal capacity in underwritten transactions. However, the Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

The Board will periodically review the commissions paid by a Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. Over-the-counter purchases and sales by a Fund are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC under the 1940 Act, the Board has determined that transactions for a Fund may be executed through an affiliated broker-dealer if, in the judgment of its Sub-adviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a fair and reasonable rate.

The Funds will not purchase any security, including U.S. government securities, during the existence of any underwriting or selling group relating thereto of which any affiliate of the Funds thereof, is a member, except to the extent permitted by the SEC.

The Funds may use an affiliated broker-dealer as a commodities broker in connection with entering into futures contracts and options on futures contracts if, in the judgment of the Sub-adviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a fair and reasonable rate.

BROKERAGE COMMISSIONS PAID

The following table sets forth certain information regarding each Predecessor Fund’s payment of brokerage commissions for the fiscal years ended August 31, 2023, 2022 and 2021, including payments to brokers who are affiliated persons of the Funds:

Predecessor Fund	Fiscal Year Ended August 31	Total Brokerage Commissions Paid		Commissions Paid to MS & Co.	% of Total Brokerage Commissions Paid to MS & Co.	% of Total Dollar Amount of Transactions Involving Commissions Paid to MS & Co.
Large Cap Equity Fund	2023	$144,906	[1]	$3,122	2.15%	1.11%
	2022	$129,488	[2]	$7,513	5.80%	3.69%
	2021	$127,223	[3]	$9,014	7.09%	2.67%
Small-Mid Cap Equity Fund	2023	$166,177	[1]	$2,320	1.40%	1.97%
	2022	$201,969	[2]	$3,787	1.87%	1.93%
	2021	$241,245	[3]	$6,761	2.80%	2.27%

[1]

2023 Total includes commissions directed for research and statistical services for the period from July 1, 2022 to June 30, 2023 as follows: Predecessor Large Cap Equity Fund—$2,322 ($44,251 total dollar amount of directed brokerage transactions) and Predecessor Small-Mid Cap Equity Fund—$0 ($31,543 total dollar amount of directed brokerage transactions).

[2]

2022 Total includes commissions directed for research and statistical services for the period from July 1, 2021 to June 30, 2022 as follows: Predecessor Large Cap Equity Fund—$3,248.15 ($67,980.02 total dollar amount of directed brokerage transactions) and Predecessor Small-Mid Cap Equity Fund—$0 ($25,318.61 total dollar amount of directed brokerage transactions).

[3]

2021 Total includes commissions directed for research and statistical services for the period from July 1, 2020 to June 30, 2021 as follows: Predecessor Large Cap Equity Fund—$39,534.80 ($63,783.34 total dollar amount of directed brokerage transactions) and Predecessor Small-Mid Cap Equity Fund—$5,166.22 ($34,220.22 total dollar amount of directed brokerage transactions).

The following table sets forth each Predecessor Fund’s holdings of securities issued by the ten brokers and/or ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the period:

Predecessor Fund and Broker/Dealer	Value of Securities Held as of Fiscal Year Ended August 31, 2023
Large Cap Equity Fund
J.P. Morgan Securities LLC	$19,101,772
Bank of America Corporation	$9,510,728
Goldman Sachs & Co., LLC	$2,582,355
Morgan Stanley & Co. LLC	$2,498,471
Citigroup Global Markets Inc	$1,959,912

Predecessor Fund and Broker/Dealer	Value of Securities Held as of Fiscal Year Ended August 31, 2023
Small-Mid Cap Equity Fund
Jefferies LLC.	$269,424
Stifel, Nicolaus & Co., Inc	$251,237

PORTFOLIO TURNOVER

The Funds may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates or for other reasons. The Funds will not consider portfolio turnover rate a limiting factor in making investment decisions.

A Fund’s turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation. Since the Funds are authorized to engage in transactions in options, they may experience increased portfolio turnover under certain market conditions as a result of their investment strategies. For instance, the exercise of a substantial number of options written by a Fund (because of appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of a Fund’s securities that are included in the computation of turnover were replaced once during a period of one year.

Certain practices that may be employed by a Fund could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what a Sub-adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a Fund’s shares as well as by requirements that enable a Fund to receive favorable tax treatment.

The Predecessor Funds’ turnover rates for the last two fiscal years were as follows:

Fund	Fiscal Year Ended August 31, 2023	Fiscal Year Ended August 31, 2022
Large Cap Equity Fund	34%	20%
Small-Mid Cap Equity Fund	23%	41%

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager; Sub-advisers. Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Wealth Management, serves as investment manager to the Trust pursuant to an investment management agreement (“Management Agreement”) between the Trust and CGAS.

Each Fund shares a “multi-manager” strategy. The Manager selects and oversees professional money managers (each a “Sub-adviser,” and collectively, the “Sub-advisers”) who are responsible for investing the assets of the Funds. Each Sub-Adviser serves as investment adviser to a Fund pursuant to a separate written agreement with the Manager on behalf of the Fund (“Sub-advisory Agreements”).

Subject to Board review and approval, and in reliance on an exemptive order obtained from the SEC, the Manager selects the Sub-advisers who are responsible for investing the assets of each Fund. The exemptive order permits the Manager, with the approval of the Board, to retain unaffiliated sub-advisers for a Fund without submitting the sub-advisory agreements to a vote of the Fund’s shareholders. Among other things, the exemptive order permits the non-disclosure of amounts payable by the Manager to individual unaffiliated sub-advisers under such sub-advisory agreements.

Each Fund bears its own expenses, which generally include all costs not specifically borne by the Manager, the distributor, the Sub-advisers, the Administrator, the transfer agent or other service providers. Included among the Funds’ expenses are costs incurred in connection with a Fund’s organization; investment management and administration fees; fees for necessary professional and brokerage services; fees for any pricing services; the costs of regulatory compliance; and costs associated with maintaining the Trust’s legal existence and shareholder relations. As administrator, BBH&Co. provides various administrative services, including assisting with the supervision of the Trust’s operations, accounting and bookkeeping, calculating each Fund’s daily NAV, preparing reports to the Funds’ shareholders, preparing and filing reports with the SEC and state securities authorities, preparing and filing tax returns and preparing materials for meetings of the Trustees and its committees.

Under the Management Agreement, each Fund pays CGAS an investment management fee calculated daily at an annual rate based on each Fund’s average daily net assets and paid monthly in arrears. CGAS pays each Sub-adviser a sub-advisory fee from its investment management fees.

The chart below shows the contractual management fees for each Fund, based on a percentage of average daily net assets:

Fund	Contractual Management Fee
Large Cap Equity ETF	0.55%
Small-Mid Cap Equity ETF	0.75%

The chart below shows the contractual management fees for each Predecessor Fund, based on a percentage of average daily net assets:

Fund	Contractual Management Fee
Large Cap Equity Fund	0.60%
Small-Mid Cap Equity Fund	0.80%

Each Fund’s actual advisory fees may be less than the amounts set forth above due to the effect of fee waivers. CGAS has contractually agreed to waive fees and reimburse expenses in order to keep the Fund’s management fees from exceeding the total amount of sub-advisory fees paid by CGAS plus 0.20% based on average net assets. This contractual waiver will only apply if a Fund’s total management fees exceed the total amount of sub-advisory fees paid by CGAS plus 0.20% and will not affect the Fund’s total management fees if they are less than such amount. Each of these contractual waiver arrangements will continue until at least January 1, 2026 or until such time as the Board of Trustees acts to discontinue all or a portion of such waiver and/or reimbursement when they deem such action is appropriate.

The maximum allowable annual management fee, the aggregate sub-advisory fee paid by CGAS to the Sub-advisers and the fee retained by CGAS for the Predecessor Funds’ fiscal year ended August 31, 2024, are indicated below:

Predecessor Fund	Sub-advisory Fee	CGAS Fee	Maximum Allowable Annual Management Fee
Large Cap Equity Fund	0.16%	0.20%	0.60%
Small-Mid Cap Equity Fund	0.25%	0.20%	0.80%

The Predecessor Funds’ investment management fee paid to CGAS for the fiscal years ended August 31, 2023, 2022 and 2021, are as follows:

	Fiscal year ended August 31, 2023		Fiscal year ended August 31, 2022		Fiscal year ended August 31, 2021
Predecessor Fund	Management Fee	Management Fee Waiver	Management Fee	Management Fee Waiver	Management Fee	Management Fee Waiver
Large Cap Equity Fund	$10,256,062	$3,869,800	$11,474,455	$3,960,953	$11,927,520	$4,123,697
Small-Mid Cap Equity Fund	$3,994,207	$1,699,256	$4,752,467	$2,004,758	$5,518,266	$2,345,388

For the fiscal years ended August 31, 2023, 2022 and 2021, CGAS paid the following aggregate amount of sub-advisory fees to the Predecessor Funds’ sub-advisers:

	Fiscal year ended August 31, 2023	Fiscal year ended August 31, 2022	Fiscal year ended August 31, 2021
Predecessor Fund	Aggregate Sub-Advisory Fees Paid by CGAS	Aggregate Sub-Advisory Fees Paid by CGAS	Aggregate Sub-Advisory Fees Paid by CGAS
Large Cap Equity Fund	$3,047,589	$3,734,580	$3,753,094
Small-Mid Cap Equity Fund	$1,316,404	$1,577,862	$1,782,358

Administrator. BBH&Co. serves as the administrator (“Administrator”) to the Funds pursuant to a written agreement (“Administration Agreement”). For its administrative services, BBH&Co. receives an annual asset-based fee of 0.025% on assets up to the first $5 billion, 0.02% on assets between $5 billion and $8 billion and 0.0175% on assets in excess of $8 billion, plus out-of-pocket expenses. The fee is calculated and allocated daily based on the relative assets of each Fund.

The Predecessor Funds’ administration, fund accounting and custody service fees (“Administrative Fee”) paid to BBH&Co. for the fiscal years ended August 31, 2023, 2022 and 2021 are as follows:

	Fiscal year ended August 31, 2023		Fiscal year ended August 31, 2022		Fiscal year ended August 31, 2021
Predecessor Fund	Administrative Fee	Administrative Fee Waiver	Administrative Fee	Administrative Fee Waiver	Administrative Fee	Administrative Fee Waiver
Large Cap Equity Fund	$505,499	$0	$502,263	$0	$498,136	$0
Small-Mid Cap Equity Fund	$199,540	$0	$227,306	$0	$245,930	$0

CGAS is owned by Morgan Stanley in its entirety. CGAS is a registered investment adviser and is responsible for overseeing the management of the Funds. Morgan Stanley Wealth Management, which works in conjunction with CGAS, has extensive experience in providing investment adviser selection services. Morgan Stanley Wealth Management’s analysts, in the aggregate, have many years of experience performing asset manager searches for institutional and individual clients. These analysts rely on the Manager’s comprehensive database of a universe of registered investment advisory firms.

The Manager, Morgan Stanley Wealth Management and each Sub-adviser pay the salaries of all officers and employees who are employed by them and the Trust, and the Manager. Morgan Stanley maintains office facilities for the Trust. The Manager, the Sub-advisers and BBH&Co. bear all expenses in connection with the performance of their respective services under the Management Agreement, the Sub-advisory Agreements, and the Administration Agreement, except as otherwise provided in the respective agreement.

Disclosure of Portfolio Holdings

Each business day, prior to the opening of regular trading on the primary exchange, a Fund is required to prominently disclose, on its website (www.morganstanley.com/wealth-investmentsolutions/cgcm), publicly available and free of charge, all holdings in the Fund’s portfolio that will form the basis for next calculation of NAV per share. The Funds have delegated the responsibility to post such holdings to the Manager.

Disclosure of Portfolio Holdings in Accordance with Regulatory Requirements. At the end of each business day, each Fund’s portfolio holdings information is provided to the Fund’s custodian or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects each Fund’s anticipated holdings on the following business day. In addition, on each business day before commencement of trading in shares on NYSE Arca, Inc., each Fund will disclose on www.morganstanley.com/wealth-investmentsolutions/cgcm the identities and quantities of each portfolio position held by the Fund that will form the basis for the Fund’s next calculation of the NAV.

Disclosure of Portfolio Holdings to Certain Parties. Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Funds in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Funds.

Portfolio holdings information may be provided to independent third-party fund reporting services (e.g., Lipper, Broadridge or Morningstar) for a legitimate business purpose, but will be delivered no earlier than the date such information is posted on the website, unless the reporting service executes a confidentiality agreement with the Trust that is satisfactory to the Trust’s officers and that provides that the reporting service will not trade on the information.

Portfolio holdings information may also be provided for a legitimate business purpose at any time and as frequently as daily to the Funds’ Trustees, the Manager, the Distributor, the Administrator and certain other service providers, as well as additional contractors and vendors that may include, but are not limited to: the custodian and sub-custodian, the transfer agent, attorneys, independent auditors, securities lending agents, tax filing and reclamation vendors, class-action monitoring and filing vendors, printing and filing vendors, proxy vendors and providers of portfolio monitoring and analytical tools. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information, whether imposed by a confidentiality agreement, the provisions of the service provider’s contract with the Trust, or by the nature of its relationship with the Trust, and such service providers will be prohibited from trading on the information.

Portfolio holdings of a Fund may also be provided to a prospective service provider for that Fund, so long as the prospective service provider executes a confidentiality agreement with the Fund in such form as deemed acceptable by an officer of the Fund.

The Board exercises on-going oversight of the disclosure of Fund portfolio holdings by overseeing the implementation of the Funds’ policies and procedures by the CCO.

Neither the Funds, the Manager, nor any other service provider to the Funds may receive compensation or other consideration for providing portfolio holdings information.

Disclosure of Portfolio Holdings as Required by Applicable Law. The Trust files a complete schedule of the Funds’ investments within 60 days after the end of each fiscal quarter pursuant to Form N-PORT and as part of the Funds’ annual or semiannual shareholder report. These reports (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling 800-869-3326.

Proxy Voting Policies

Although individual Trustees may not agree with particular policies or votes by the Manager, the Board has approved delegating proxy voting discretion to the Manager and Sub-advisers believing that they should be responsible for voting because it is a matter relating to the investment decision making process.

Non-equity securities, such as debt obligations and money market instruments are not usually considered voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the Manager or the Sub-adviser, as the case may be, would vote the proxy in accordance with the principles set forth in its proxy voting policies and procedures, including the procedures used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Manager or the Sub-adviser or any affiliated person of the Fund and the Fund’s shareholders, on the other.

Attached as Appendix B are copies of the guidelines and procedures that the Manager and Sub-advisers use to determine how to vote proxies relating to portfolio securities, including the procedures that the Manager and or Sub-advisers use when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Manager or any affiliated person of the Trust or the Manager or Sub-advisers, on the other. This summary of the guidelines gives a general indication as to how the Manager and Sub-advisers will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Manager and-or Sub-advisers as applicable always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objectives.

The proxy voting policies of the Sub-advisers, or summaries thereof, are also found in Appendix B.

Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Trust’s website at: www.morganstanley.com/wealth-investmentsolutions/cgcm

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, each of the Trust, the Manager, each Sub-adviser and distributor has adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by a Fund of the Trust. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the codes of ethics of the Trust, the Manager, Sub-advisers and distributor are on file with the SEC.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Morgan, Lewis & Bockius LLP, 2222 Market Street, Philadelphia, PA 19103, serves as counsel to the Trust. Proskauer Rose LLP, 11 Times Square, New York, NY 10036, serves as counsel to the Independent Trustees.

Deloitte & Touche LLP, 115 Federal Street, Boston, Massachusetts, 02110, serves as the independent registered public accounting firm of the Funds.

In the interest of economy and convenience, certificates representing shares in the Trust are not physically issued. BNY Mellon Investment Servicing (US) Inc., the Trust’s transfer agent, maintains a record of each shareholder’s ownership of Trust shares. Shares do not have cumulative voting rights, meaning that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable, but have no preemptive, conversion or subscription rights. Shareholders generally vote on a Trust-wide basis, except with respect to proposals affecting an individual Fund, such as those with respect to the Management Agreement.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust’s management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

PORTFOLIO MANAGER DISCLOSURE

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for each Fund. Unless noted otherwise, all information is provided as of August 31, 2023.

Other Accounts Managed by Portfolio Managers

The tables below identify, for each portfolio manager, the number of accounts (other than the Fund) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

Large Cap Equity ETF

BlackRock Financial Management, Inc.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Paul Whitehead	346	$2.00 trillion	342	$984.4 billion	137	$610.4 billion
Peter Sietsema, CFA®*	60	$111.5 billion	0	$0	4	$1.64 billion
Jennifer Hsui, CFA®	339	$1.99 trillion	0	$0	0	$0

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Paul Whitehead	0	$0	0	$0	1	$2.53 billion
Peter Sietsema, CFA®	0	$0	0	$0	0	$0
Jennifer Hsui, CFA®	0	$0	0	$0	0	$0

ClearBridge Investments, LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Peter Bourbeau*	10	$14.15 billion	4	$3.22 billion	85,190	$28.46 billion
Margaret Vitrano*	10	$14.15 billion	4	$3.22 billion	85,190	$28.46 billion

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Peter Bourbeau	0	$0	0	$0	1	$0.16 billion
Margaret Vitrano	0	$0	0	$0	1	$0.16 billion

Great Lakes Advisors, LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Paul Roukis, CFA®	5	$2,758 million	5	$822 million	40	$2,251 million
Jeff Agne	5	$2,758 million	5	$822 million	40	$2,251 million

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Paul Roukis, CFA®	1	$153 million	0	$0	0	$0
Jeff Agne	1	$153 million	0	$0	0	$0

Principal Asset Management

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Bill Nolin*	8	$33,655.92	59	$12,299.08	11	$1,781.02
Tom Rozcyki*	8	$33,655.92	59	$12,299.08	11	$1,781.02

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Small-Mid Cap Equity ETF

AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
James MacGregor, CFA®	15	$6.18 billion	7	$1.46 billion	46	$4.09 billion
Erik Turenchalk, CFA®	15	$6.18 billion	7	$1.46 billion	46	$4.09 billion

BlackRock Financial Management, Inc.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Paul Whitehead	346	$2.00 trillion	342	$984.4 billion	137	$610.4 billion
Peter Sietsema, CFA®*	60	$112.3 billion	0	$0	4	$1.64 billion
Jennifer Hsui CFA®	339	$2.00 trillion	0	$0	0	$0

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Paul Whitehead	0	$0	0	$0	1	$2.53 billion
Peter Sietsema, CFA®*	0	$0	0	$0	0	$0
Jennifer Hsui CFA®	0	$0	0	$0	0	$0

Neuberger Berman Investment Advisers LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Benjamin H. Nahum*	4	$1,769 million	1	$291 million	1,049	$1,953 million

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Benjamin H. Nahum	0	$0	0	$0	4	$438 million

Westfield Capital Management Company, L.P.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
William A. Muggia*	10	$3,586,584,221	9	$1,975,265,834	267	$10,204,044,81
Richard D. Lee, CFA®*	8	$3,367,486,097	6	$1,920,519,678	220	$9,167,962,765
Ethan J. Meyers, CFA®*	8	$3,367,486,097	6	$1,920,519,678	220	$9,167,962,765
John M. Montgomery*	8	$3,367,486,097	6	$1,920,519,678	220	$9,167,962,765

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
William A. Muggia	0	$0	1	$31,898,788	25	$2,447,836,135
Richard D. Lee, CFA®	0	$0	0	$0	22	$1,992,778,592
Ethan J. Meyers, CFA®	0	$0	0	$0	22	$1,992,778,592
John M. Montgomery	0	$0	0	$0	22	$1,992,778,592

PORTFOLIO MANAGER COMPENSATION

AllianceBernstein L.P.

Compensation for AllianceBernstein’s equity portfolio managers is designed to align with AllianceBernstein’s mission and values; generating investment incomes for its clients while promoting responsibility and stewardship. The portfolio managers’ compensation includes base pay, incentive compensation, and retirement contributions, with incentive compensation forming a significant part, averaging 60-80% of total compensation. This is typically paid through an award under AllianceBernstein’s Incentive Compensation Award Plan, vesting over three years, promoting a focus on long-term client objectives.

Total compensation is determined by both quantitative and qualitative factors. Quantitative factors are heavily weighted and include measures of absolute and relative investment performance, evaluated over one-, three-, and five-year periods. AllianceBernstein also assesses the risk pattern of performance. The qualitative component incorporates the manager’s broader contributions to investment processes and client success. Many of AllianceBernstein’s portfolio managers have goals promoting the integration of material ESG and sustainability in the investment process. Other qualitative objectives may include thought leadership, collaboration, contributions to risk-adjusted returns, talent development, corporate citizenship, and achievement of personal goals, including ESG and Diversity and Inclusion targets.

AllianceBernstein formalizes assessments in a year-end review process with 360-degree feedback. AllianceBernstein uses industry benchmarking data to ensure our compensation remains competitive and reflects each individual’s contributions to client objectives.

AllianceBernstein places extraordinary emphasis on hiring top talent, but equally important as attracting top talent is retaining it. AllianceBernstein pays highly-competitive compensation, but perhaps even more importantly, it maintains a thriving, intellectually-challenging culture that keeps its employees client-focused, collaborative, motivated, and fully engaged.

An employee’s performance is the differentiator and driver of their success at AllianceBernstein. AllianceBernstein pays and promotes for top performance. As mentioned above, a portion of the annual incentive compensation for its more senior employees is in the form of a deferred award of AllianceBernstein units with three-year vesting, further aligning employee incentives with long-term client objectives.

BlackRock Financial Management, Inc. (“BlackRock”)

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation – Messrs. Whitehead and Sietsema and Hsui

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Mses. Hsui and Mr. Sietsema and Whitehead is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service (“IRS”) limit ($330,000 for 2023). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

ClearBridge Investments, LLC (“ClearBridge”)

Compensation includes without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts.

ClearBridge’s Portfolio Managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results.

The total compensation program includes significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio Manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s Portfolio Managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base Salary Compensation—Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary Compensation—In addition to base compensation, managers may receive discretionary compensation. Discretionary compensation can include:

•	Cash Incentive Award

•

ClearBridge’s Deferred Incentive Plan (CDIP)—a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge’s managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product. For research analysts, two-thirds of their deferral is elected to track the performance of one or more of ClearBridge managed funds, while one-third tracks the performance of the new product composite. ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

•

Restricted Stock Deferral—a mandatory program that typically defers 5% of discretionary year-end compensation into Franklin Resources restricted stock. The award is paid out to employees in shares subject to vesting requirements.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•

Investment performance. A portfolio manager’s compensation is linked to the investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance;

•	Appropriate risk positioning that is consistent with the strategy’s investment philosophy and approach to generation of alpha;

•	Overall Firm profitability and performance;

•	Amount and nature of assets managed by the Portfolio Manager;

•	Contributions for asset retention, gathering and client satisfaction;

•	Contribution to mentoring, coaching and/or supervising;

•	Contribution and communication of investment ideas in ClearBridge’s Investment meetings and on a day to day basis; and

•	Market compensation survey research by independent third parties.

Great Lakes Advisors, LLC (“Great Lakes”)

Our investment professionals are eligible for attractive compensation packages comprised of base salaries, a tracking shares program, as well as annual cash bonuses. The deferred compensation aspect of an employee’s annual bonus allows investment personnel to invest in our strategies. We believe this increases an already strong retention rate and further strengthens our confidence in our investment process and philosophy.

Each named portfolio manager receives a fixed base salary.

An investment professional’s bonus is based on merit and profitability of the firm and measurable objectives based on (a) short-term and long-term performance of the strategy over 1, 3 and 5 year periods, (b) individual contribution to performance, and (c) contribution to overall firm profitability. All accounts in the same strategy are managed according to the same model and investments are accordingly allocated pro rata. Compensation for our investment personnel is structured in a manner to ensure there is no favoritism paid towards certain accounts. Bonuses vary and are ultimately determined by our Chief Investment Officer and Chief Executive Officer. Bonuses for investment professionals are based primarily on their contributions as portfolio managers and/or analysts, but also incorporate other intangibles contributing to our overall success.

Neuberger Berman Investment Advisers LLC (“Neuberger”)

Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of either (i) fixed (salary) and variable (discretionary bonus) compensation but is more heavily weighted on the variable portion of total compensation (ii) on a production model, whereby formulaic compensation is paid from the team compensation pool on a fixed schedule (typically monthly) or (iii) a combination of salary, bonus and/or production compensation. Compensation is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The amount allocated to individual Portfolio Managers is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. The share of pre-tax revenue a Portfolio Manager receives pursuant to any such arrangement will vary based on certain revenue thresholds.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participated in Neuberger Berman’s equity ownership structure, which was launched as part of the firm’s management buyout in 2009 and designed to incentivize and retain key personnel. We currently offer an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman. For confidentiality and privacy reasons, we cannot disclose individual equity holdings or program participation.

Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.

Restrictive Covenants. Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, we cannot disclose individual restrictive covenant arrangements.

Principal Asset Management

Principal Asset Management offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for equity investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels.

The incentive component is well aligned with client objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling three-year and five-year periods, calculated quarterly. Emphasis is placed on longer term results, with the three-year and five-year results each comprising 50% weights. Quarterly measurement of rolling period results reinforces our longer-term orientation, avoiding undue attention to seasonal or calendar year considerations.

The remaining portion of variable compensation is discretionary and is based on individual contributions and the overall results of Principal Aligned. Under this structure, business metrics are aligned specifically with the results of Principal Aligned rather than the broader parent organization. The structure is uniformly applied among all investment professionals. For portfolio managers and senior professionals, a portion of incentive compensation may be deferred; 40% of the deferred compensation is awarded in Principal Financial Group (“PFG”) restricted stock units and the other 60% is required to be invested into funds managed by the team, via a co-investment, or mutual fund deferral program. Both vehicles have a three-year vesting period.

The benefits of this structure are three-fold. First, the emphasis on investment performance as the largest driver of variable compensation provides strong alignment of interests with client objectives. Second, the discretionary profit sharing element allows flexibility to retain key personnel at times when our investment strategies may be temporarily out of favor. Third, the overall measurement framework and the deferred component for senior professionals is well aligned with our desired focus on longer term results, co-investment alongside clients, collaboration, and team development.

Compensation is based on pre-tax performance.

Westfield Capital Management Company, L.P. (“Westfield”)

Members of the Westfield Investment Committee may be eligible to receive various components of compensation:

•	Investment Committee members receive a base salary commensurate with industry standards.

•

Investment Committee members are also eligible to receive an annual performance-based bonus award. The amount awarded is based on the employee’s individual performance attribution and overall contribution to the investment performance of Westfield.

•

Investment Committee members may be eligible to receive equity interests in the future profits of Westfield. Individual awards are typically determined by a member’s overall performance within the firm, including but not limited to contribution to company strategy, participation in marketing and client service initiatives, as well as longevity at the firm. Key members of Westfield’s management team who receive equity interests in the firm enter into agreements restricting post-employment competition and solicitation of clients and employees of Westfield. This compensation is in addition to the base salary and performance-based bonus.

POTENTIAL CONFLICTS OF INTEREST

Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the tables above.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment Sub-adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment Sub-adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. Related Business Opportunities. A Sub-adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to a Sub-adviser and its affiliates.

AllianceBernstein L.P. (“AllianceBernstein”)

Potential material conflicts of interest may include: acting for multiple clients; choosing active management over passive; allocating investment opportunities when investment opportunities are in short supply and there are not enough securities available to create a meaningful holding in every account for which the security might be a suitable investment; determining appropriate capacity levels; employee investments in the same strategies AllianceBernstein offers clients; the handling of errors; the setting of fees; gifts and entertainment; guideline interpretation; investing in new services; investments in the same or related issuer; limitation on offerings for Bernstein Private Wealth Services; relationships with influential clients; proxy voting; securities valuation; and selecting execution brokers.

AllianceBernstein has policies and practices in place to manage these potential conflicts. For instance, AllianceBernstein has a Code of Ethics to prevent conflicts when employees own or trade in securities that clients also own or consider for purchase or sale. AllianceBernstein also has an Error Resolution Policy and an Error Governance Committee to manage potential conflicts concerning errors. AllianceBernstein’s fees vary widely across its large client base, and it does not act as a fiduciary when negotiating these fees. AllianceBernstein has a Gifts Policy under its Code of Ethics to manage potential conflicts related to gifts and entertainment. AllianceBernstein also has specific steps and a Valuation Committee to calculate the fair value of difficult-to-price securities. AllianceBernstein selects brokers, dealers, and other trading venues that provide the best execution for its clients, not based on its relationships.

When acting as a fiduciary, AllianceBernstein owes its investment advisory clients a duty of loyalty. This includes the duty to address – or at least disclose – conflicts of interest which may exist between different clients, between the AllianceBernstein and clients, or between its employees and clients. Where potential conflicts arise from its fiduciary activities, AllianceBernstein takes steps to mitigate, or at least disclose, them.

BlackRock Financial Management, Inc. (“BlackRock”)

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

ClearBridge Investments, LLC (“ClearBridge”)

ClearBridge serves as a subadviser to the Large Cap Equity ETF. Potential conflicts of interest may arise when the Fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Fund’s portfolio managers.

The subadviser and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs. For example, the subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the subadviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention—A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Investment Opportunities—If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. The subadviser has adopted policies and procedures to ensure that all accounts, including the Fund, are treated equitably.

Pursuit of Differing Strategies—At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers—In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation—A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser ) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Great Lakes Advisors, LLC (“Great Lakes”)

Great Lakes seeks to identify and monitor potential conflicts of interest and has adopted policies and procedures designed to address such potential conflicts. Investment teams and individual portfolio managers may manage multiple accounts, including separate accounts, commingled funds, and wrap accounts, using the same or a similar investment strategy (i.e., side-by-side management). The simultaneous management of these different investment products could create certain conflicts of interest as the fees for the management of certain types of products are higher than others.

The portfolio managers also manage accounts in which Great Lakes and/or its personnel have an interest. Great Lakes has an affirmative duty to treat all accounts fairly and equitably over time and maintains policies and has implemented policies and procedures designed to comply with that duty.

Although Great Lakes manages numerous accounts with similar or identical investment objectives or may manage accounts with different objectives that trade in the same securities, the investment decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account. For example, different client guidelines and restrictions may result in different investment decisions between accounts. In addition, the portfolio managers will not necessarily purchase or sell the same securities at the same time or in the same proportionate amounts for all eligible accounts if certain accounts have materially different amounts of investable cash or liquidity needs.

Other factors that may result in different investment decisions include client-directed brokerage arrangements, soft dollar restrictions, and the sponsor-mandated execution of trades through specified broker-dealers in connection with certain wrap programs, all of which limit Great Lakes’ brokerage discretion. Great Lakes seeks to identify and monitor potential conflicts of interest and has adopted policies and procedures designed to address such potential conflicts.

Neuberger Berman Investment Advisers LLC (“Neuberger”)

Actual or apparent conflicts of interest may arise when a Portfolio Manager for Neuberger Berman Investment Advisers LLC (“NBIA”) has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities or instruments held by a fund, and which may include transactions that are directly contrary to the positions taken by a fund. For example, a Portfolio Manager may engage in short sales of securities or instruments for another account that are the same type of securities or instruments in which a fund it manages also invests. In such a case, the Portfolio Manager could be seen as harming the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities or instruments to fall.

Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent a fund from participating in a transaction that another account or fund managed by the same Portfolio Manager will invest. For example, the Investment company Act of 1940 as amended, prohibits the mutual funds from participating in certain transactions with certain of its affiliates and from participating in “joint” transactions alongside certain of its affiliates. The prohibition on “joint” transactions may limit the ability of the funds to participate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance and may reduce the amount of privately negotiated transactions that the funds may participate in. Further, NBIA may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including a fund, having similar or different objectives.

A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure). Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the funds. Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities or instruments shortly before another account bought or sold the same securities or instruments, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than a fund may outperform the securities selected for the fund.

Finally, a conflict of interest may arise if NBIA and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Portfolio Manager is responsible. In the ordinary course of operations, certain businesses within the Neuberger Berman Organization (“NB”) will seek access to material non-public information. For instance, NBIA portfolio managers may obtain and utilize material non-public information in purchasing loans and other debt instruments and certain privately placed or restricted equity instruments. From time to time, NBIA portfolio managers will be offered the opportunity on behalf of applicable clients to participate on a creditors or other similar committee in connection with restructuring or other “work-out” activity, which participation could provide access to material non-public information.

NB maintains procedures that address the process by which material non-public information may be acquired intentionally by NB. When considering whether to acquire material non-public information, NB will attempt to balance the interests of all clients, taking into consideration relevant factors, including the extent of the prohibition on trading that would occur, the size of NB’s existing position in the issuer, if any, and the value of the information as it relates to the investment decision-making process. The acquisition of material non-public information would likely give rise to a conflict of interest since NB may be prohibited from rendering investment advice to clients regarding the securities or instruments of such issuer and thereby potentially limiting the universe of securities or instruments that NB, including a fund, may purchase or potentially limiting the ability of NB, including a fund, to sell such securities or instruments. Similarly, where NB declines access to (or otherwise does not receive or share within NB) material non-public information regarding an issuer, the portfolio managers could potentially base investment decisions with respect to assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions. In determining whether or not to elect to receive material non-public information, NB will endeavor to act fairly to its clients as a whole. NB reserves the right to decline access to material non-public information, including declining to join a creditors or similar committee.

NBIA has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Principal Asset Management (“Principal”)

Principal Global Investors (“PGI”) acts as discretionary investment advisor for a variety of individual accounts, ERISA accounts, registered investment companies, insurance company separate accounts, and public employee retirement plans and places orders to trade portfolio securities for each of these accounts. Managing multiple accounts may give rise to potential conflict of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. PGI has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and are designed to ensure that all clients are treated fairly and equitably. These procedures include allocation policies and procedures and internal review processes.

Westfield Capital Management Company, L.P. (“Westfield”)

The simultaneous management of multiple accounts by our investment professionals creates a possible conflict of interest as they must allocate their time and investment ideas across multiple accounts. This may result in the Investment Committee or portfolio managers allocating unequal attention and time to the management of each client account as each has different objectives, benchmarks, investment restrictions and fees. For most client accounts, investment decisions are made at the Investment Committee level. Once an idea has been approved, it is implemented across all eligible and participating accounts within the strategy.

Although the Investment Committee collectively acts as portfolio manager on most client accounts, there are some client accounts that are managed by a portfolio manager who also serves as a member of the Investment Committee. This can create a conflict of interest because investment decisions for these individually managed accounts do not require approval by the Investment Committee; thus, there is an opportunity for individually managed client accounts to trade in a security ahead of Investment Committee managed client accounts. Trade orders for individually managed accounts must be communicated to the Investment Committee. Additionally, the Compliance team performs periodic reviews of such accounts to ensure procedures have been followed.

Westfield has clients with performance-based fee arrangements. A conflict of interest can arise between those portfolios that incorporate a performance fee and those that do not. When the same securities are recommended for both types of accounts, it is Westfield’s policy to allocate investments, on a pro-rata basis, to all participating and eligible accounts, regardless of the account’s fee structure. Our Operations team performs ongoing reviews of each product’s model portfolio versus each client account. Discrepancies are researched, and exceptions are documented.

In placing each transaction for a client’s account, Westfield seeks best execution of that transaction except in cases where Westfield does not have the authority to select the broker or dealer, as stipulated by the client. We attempt to bundle directed brokerage accounts with non-directed accounts, and then utilize step-out trades to satisfy the directed arrangements. Clients who do not allow step-out trades generally will be executed after non-directed accounts.

Because of our interest in receiving third-party research services, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest in receiving most favorable execution. To mitigate the conflict that Westfield may have an incentive beyond best execution to utilize a particular broker, broker and research votes are conducted and reviewed on a quarterly basis. These votes provide the opportunity to recognize the unique research efforts of a wide variety of firms, as well as the opportunity to compare aggregate commission dollars with a particular broker to ensure appropriate correlation. Westfield’s Best Execution Committee also reviews transaction cost analysis data quarterly to monitor trading and commission activity.

Some Westfield clients have elected to retain certain brokerage firms as consultants or to invest their assets through a broker-sponsored wrap program for which Westfield acts as a manager. Several of these firms are on our approved broker list. Since Westfield may gain new clients through such relationships and will interact closely with such firms to service the client, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest. To help ensure independence in the brokerage selection process, brokerage selection is handled by our Traders, while client relationships are managed by our Marketing/Client Service team.

Personal accounts may give rise to conflicts of interest. Westfield and its employees will, from time to time, for their own investment accounts, purchase, sell, hold or own securities or other assets which may be recommended for purchase, sale or ownership for one or more clients. Westfield has a Code of Ethics which regulates trading in such accounts; requirements include regular reporting and preclearance of transactions. Compliance reviews personal trading activity regularly.

Westfield serves as manager to the General Partners of private funds, for which we also provide investment advisory services. Westfield and its employees have also invested their own funds in such vehicles and other investment strategies that are advised by the firm. Allowing such investments and having a financial interest in the private funds can create an incentive for the firm to favor these accounts because our financial interests are more directly tied to the performance of such accounts. To help ensure all clients are treated equitably and fairly, Westfield allocates investment opportunities on a pro-rata basis. Compliance conducts periodic reviews of client accounts to ensure procedures have been followed.

In addition to a base salary and a performance-based bonus award, Westfield’s Marketing and Client Service team’s compensation is based on a percentage of annual revenue generated by new separate accounts and/or significant contributions to existing client accounts but excludes any sub-advised or advised mutual funds. This incentive poses a conflict in that members of the team could encourage investment in a product(s) that may not be suitable. To mitigate such risk, team members are not incentivized to sell one product versus another. Nor do they have specific sales targets. Further, Westfield’s new account process includes a review of client contracts and investment policy statements to ensure the recommended product is suitable prior to funding. Lastly, all incentive compensation is reviewed and approved by the COO and CFO.

Westfield has an agreement with an independent third-party solicitation firm (also known as a promoter) to solicit and service institutional clients outside of the United States and Canada. The solicitor is compensated via a monthly retainer fee in addition to a percentage of the advisory fee paid by a referred client. Referred clients should be aware of inherent conflicts of interest between the solicitation firm and Westfield with respect to the promoter/referral arrangement. Promoters could refer potential clients to Westfield because they will be paid a fee and not necessarily because Westfield provides appropriate and suitable investment strategies for the client. To mitigate this conflict, Westfield’s Marketing and Client Service team will be involved in the review of all prospects to ensure suitability. In addition, Westfield’s new account process includes a review of client contracts and investment policy statements to ensure the recommended product is suitable prior to funding.

PORTFOLIO MANAGER OWNERSHIP DISCLOSURE

As of August 31, 2023, no portfolio manager owned shares of the Predecessor Large Cap Equity Fund or the Predecessor Small-Mid Cap Equity Fund.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange generally is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

ADDITIONAL INFORMATION CONCERNING THE TRUST

Distribution of Shares. In connection with the Funds’ launch, the Funds were seeded through the sale of one or more Creation Units by the Funds to one or more initial investors. Initial investors participating in the seeding may be Authorized Participants, a lead market maker or other third party investor or an affiliate of the Funds or the Manager. Each such initial investor may sell some or all of the shares underlying the Creation Unit(s) held by them pursuant to the registration statement for the Funds (each, a “Selling Shareholder”), which shares have been registered to permit the resale from time to time after purchase. The Funds will not receive any of the proceeds from the resale by the Selling Shareholders of these shares.

Selling Shareholders may sell shares owned by them directly or through broker-dealers, in accordance with applicable law, on any national securities exchange on which the shares may be listed or quoted at the time of sale, through trading systems, in the OTC market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected through brokerage transactions, privately negotiated trades, block sales, entry into options or other derivatives transactions or through any other means authorized by applicable law. Selling Shareholders may redeem the shares held in Creation Unit size by them through an Authorized Participant.

Any Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the 1933 Act, in connection with such sales.

Any Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the 1934 Act and the rules and regulations thereunder.

CREATION AND REDEMPTION OF CREATION UNITS

General. The Trust issues and sells shares of the Funds only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on the Funds’ NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. On days when the Listing Exchange or the bond markets close earlier than normal, the Funds may require orders to be placed earlier in the day. The following table sets forth the number of shares of the Funds that constitute a Creation Unit for the Funds and the approximate value of such Creation Unit as of the date of this SAI:

	Shares Per Creation Unit	Approximate Value Per Creation Unit (U.S. $)
Large Cap Equity ETF	50,000	$2,500,000
Small-Mid Cap Equity ETF	50,000	$2,500,000

In its discretion, the Trust reserves the right to increase or decrease the number of the Funds’ shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Funds, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to the Funds is any day the Funds are open for business, including any day when it satisfies redemption requests as required by Section 22(e) of the 1940 Act. The Funds are open for business any day on which the Listing Exchange on which the Funds are listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Units of the Funds generally consists of Deposit Securities and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit.” The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of a given Fund until such time as the next-announced Fund Deposit is made available.

The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit.

The identity and number or par value of the Deposit Securities change pursuant to changes in the composition of the Funds’ portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by the Manager with a view to the investment objective of the Funds.

The Trust may require the substitution of an amount of cash (i.e., a “cash-in-lieu” amount) to replace any Deposit Security of the Funds that is a TBA transaction or an interest in a mortgage pass-through security. The amount of cash contributed will be equivalent to the price of the TBA transaction or mortgage pass-through security interest listed as a Deposit Security. A transaction fee may be charged on the cash amount contributed in lieu of the TBA transaction or mortgage pass-through security.

The Fund Deposit may also be modified to minimize the Cash Component by redistributing the cash to the Deposit Securities portion of the Fund Deposit through “systematic rounding.” The rounding methodology “rounds up” position sizes of securities in the Deposit Securities (which in turn reduces the cash portion). However, the methodology limits the maximum allowed percentage change in weight and share quantity of any given security in the Fund Deposit. The Trust may, in its sole discretion, substitute a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security in certain circumstances, including: (i) when instruments are not available in sufficient quantity for delivery; (ii) when instruments are not eligible for transfer through DTC or the clearing process (as discussed below); (iii) when instruments that the Authorized Participant (or an investor on whose behalf the Authorized Participant is acting) are not able to be traded due to a trading restriction; (iv) when delivery of the Deposit Security by the Authorized Participant (or by an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws; (v) in connection with distribution payments to be made by the Funds; or (vi) in certain other situations.

Cash Purchase Method. Although the Trust does not generally permit partial or full cash purchases of Creation Units of its funds, when partial or full cash purchases of Creation Units are available or specified for the Funds, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.

Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of the Funds, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A member or participant of a clearing agency registered with the SEC which has a written agreement with the Funds or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units is referred to as an “Authorized Participant.”

Role of the Authorized Participant. Creation Units may be purchased only by or through a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Funds or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units. Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Distributor has adopted guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor and its agents in connection with creation and redemption transactions. In addition, the Distributor may be appointed as the proxy of the Authorized Participant and may be granted a power of attorney under its Authorized Participant Agreement.

Placement of Creation Orders. Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by the Custodian or a sub-custodian (a “Central Depository Account”). Any portion of a Fund Deposit that may not be delivered through the Federal Reserve System or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through the Federal Reserve System must be deposited by the participant institution in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Federal Reserve System to the account of the Funds generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the Custodian or a sub-custodian for such Central Depository Account generally before 2:00 p.m., Eastern time on the Settlement Date. The “Settlement Date” for all funds is generally the second business day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Transfer Agent through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Transfer Agent generally before 3:00 p.m., Eastern time on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., Eastern time on the Settlement Date, the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Funds. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor, provided that the relevant Fund Deposit has been received by the Funds prior to such time.

Purchase Orders. To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of the Funds, in proper form, generally before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. The Distributor or its agent will notify the Manager and the Custodian/Transfer Agent of such order. The Custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Funds, immediately available or same day funds estimated by the Funds to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Those placing orders should ascertain the deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Funds. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

The Authorized Participant is responsible for any and all expenses and costs incurred by the Funds, including any applicable cash amounts, in connection with any purchase order.

Timing of Submission of Purchase Orders. An Authorized Participant must submit an irrevocable order to purchase shares of the Funds before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. Creation Orders must be transmitted by an Authorized Participant in the form required by the Funds to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. The Funds’ deadline ‘specified above for the submission of purchase orders is referred to as the Funds’ “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor’s or its agent’s proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Funds’ Cutoff Times as provided in the Authorized Participant Agreement and disclosed in this SAI.

Acceptance of Orders for Creation Units. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Funds are in place for payment of the Cash Component and any other cash amounts which may be due, the Funds will accept the order, subject to the Funds’ right (and the right of the Distributor and the Manager) to reject any order until acceptance, as set forth below.

Once the Funds have accepted an order, upon the next determination of the NAV of the shares, the Funds will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Funds reserve the right to reject or revoke for any legally permissible reason a creation order transmitted to it by the Distributor or its agent, for example, if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Funds; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (v) circumstances outside the control of the Funds, the Distributor or its agent and the Manager make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Funds, the Custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Funds of the Deposit Securities and the payment of the Cash Component have been completed. When a sub-custodian has confirmed to the Custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and the Manager shall be notified of such delivery and the Funds will issue and cause the delivery of the Creation Unit. Creation Units are generally issued on a “T+1 basis” (i.e., one Business Day after trade date). The Funds reserve the right to settle Creation Unit transactions on a basis other than T+1, including a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law.

To the extent contemplated by an Authorized Participant Agreement with the Distributor, the Funds will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral as set forth in the handbook for Authorized Participants. The Trust may use such collateral at any time to buy Deposit Securities for the Funds. Such collateral must be delivered no later than the time specified by the Funds or its Custodian on the contractual settlement date. Information concerning the Funds’ current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Funds to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Funds of purchasing such securities and the collateral including, without limitation, liability for related brokerage, borrowings and other charges.

In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Funds reserve the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Funds and the Funds’ determination shall be final and binding.

Costs Associated with Creation Transactions. A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. The Funds may adjust the transaction fee from time to time, and a Fund may waive all or a portion of its applicable transaction fee. An additional charge or a variable charge will be applied to certain creation transactions, including non-standard orders and whole or partial cash purchases. Specifically, a Fund may charge an additional variable fee for creations in cash to offset brokerage and other impact expenses associated with the cash transaction. Authorized Participants will also bear the costs of transferring the Deposit Securities to the Funds. Certain fees/costs associated with creation transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.

Redemption of Creation Units. Shares of the Funds may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Funds will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.

The Funds generally redeem Creation Units for Fund Securities (as defined below). Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Funds.

The designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities” or “Redemption Basket”), and an amount of cash (the “Cash Amount,” as described below) (each subject to possible amendment or correction) are applicable, in order to effect redemptions of Creation Units of the Funds until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Procedures and requirements governing redemption transactions are set forth in the handbook for Authorized Participants and may change from time to time.

Unless cash redemptions are available or specified for the Funds, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the NAV of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).

The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security in certain circumstances, including: (i) when the delivery of a Fund Security to the Authorized Participant (or to an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws or due to a trading restriction; (ii) when the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant due to restrictions under applicable securities or other local laws; (iii) when the delivery of a Fund Security to the Authorized Participant would result in unfavorable tax treatment; (iv) when a Fund Security cannot be settled or otherwise delivered in time to facilitate an in-kind redemption; or (v) in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. Notwithstanding the foregoing, the Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security of the Funds that is a TBA transaction or mortgage pass-through security. In such cases, a transaction fee may be charged on the cash amount paid in lieu of the TBA transaction or mortgage pass through security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. The Funds generally redeem Creation Units for Fund Securities, but the Funds reserve the right to utilize a cash option for redemption of Creation Units. A Fund may, in its sole discretion, provide such redeeming Authorized Participant a portfolio of securities that differs from the exact composition of the Fund Securities, but does not differ in NAV. The Redemption Basket may also be modified to minimize the Cash Component by redistributing the cash to the Fund Securities portion of the Redemption Basket through systematically rounding. The rounding methodology allows position sizes of securities in the Fund Securities to be “rounded up,” while limiting the maximum allowed percentage change in weight and share quantity of any given security in the Redemption Basket.

Cash Redemption Method. Although the Trust does not generally permit partial or full cash redemptions of Creation Units of its funds, when partial or full cash redemptions of Creation Units are available or specified for the Funds, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.

Costs Associated with Redemption Transactions. A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Funds. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. The Funds may adjust the transaction fee from time to time, and a Fund may waive all or a portion of its applicable transaction fee. An additional charge or a variable charge will be applied to certain redemption transactions, including non-standard orders and whole or partial cash redemptions. Specifically, a Fund may charge an additional variable fee for redemptions in cash to offset brokerage and other impact expenses associated with the cash transaction. Authorized Participants will also bear the costs of transferring the Fund Securities from the Funds to their account on their order. Certain fees/costs associated with redemption transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.

Placement of Redemption Orders. Redemption requests for Creation Units of the Funds must be submitted to the Distributor or its agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of the Funds generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. On days when the Listing Exchange closes earlier than normal, the Funds may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.

The Authorized Participant must transmit the request for redemption in the form required by the Funds to the Distributor or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Funds’ transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in “proper form” if: (i) an Authorized Participant has transferred or caused to be transferred to the Funds’ transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day on which the redemption request is submitted; (ii) a request in form satisfactory to the Funds is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed.

Upon receiving a redemption request, the Distributor or its agent shall notify the Funds and the Custodian/Transfer Agent of such redemption request. The tender of an investor’s shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

A redeeming Authorized Participant, whether on its own account or acting on behalf of a Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.

Deliveries of redemption proceeds by the Funds are generally made within one Business Day (i.e., “T+1”). The Funds reserve the right to settle redemption transactions on a basis other than T+1, if necessary or appropriate under the circumstances and compliant with applicable law. If the Funds include a foreign investment in its basket, and if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants prevents timely delivery of the foreign investment in response to a redemption request, the Funds may delay delivery of the foreign investment more than seven days if the Funds deliver the foreign investment as soon as practicable, but in no event later than 15 days. Delayed settlement may occur due to a number of different reasons, including, without limitation, settlement cycles for the underlying securities, unscheduled market closings, an effort to link distribution to dividend record dates and ex-dates and newly announced holidays. For example, the redemption settlement process may be extended beyond T+1 because of the occurrence of a holiday in a non-U.S. market or in the U.S. bond market that is not a holiday observed in the U.S. equity market.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Funds, at or prior to the time specified by the Funds or its Custodian on the Business Day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral as set forth in the handbook for Authorized Participants. Such collateral must be delivered no later than the time specified by the Funds or its Custodian on the Business Day after the date of submission of such redemption request and shall be held by the Custodian and marked-to-market daily. The fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the collateral shall be payable by the Authorized Participant. The Authorized Participant Agreement permits the Funds to acquire shares of the Funds at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Funds of purchasing such shares, plus the value of the Cash Amount, and the value of the collateral together with liability for related brokerage and other charges.

Because the portfolio securities of the Funds may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for the Funds, shareholders may not be able to redeem their shares of the Funds, or purchase or sell shares of the Funds on the Listing Exchange on days when the NAV of the Funds could be significantly affected by events in the relevant non-U.S. markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Funds: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Funds’ portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

Custom Baskets. Creation and Redemption baskets may differ and the Funds will accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of the Funds’ portfolio holdings; (ii) a representative basket that is different from the initial basket used in transactions on the same business day; or (iii) a basket that contains bespoke cash substitutions for a single Authorized Participant. The Funds have adopted policies and procedures that govern the construction and acceptance of baskets, consistent with Rule 6c-11 under the 1940 Act. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are in the best interests of the Funds and their shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Manager who are required to review each custom basket for compliance with those parameters. In addition, when constructing custom baskets for redemptions, the tax efficiency of the Funds may be taken into account. The policies and procedures distinguish among different types of custom baskets that may be used for the Funds and impose different requirements for different types of custom baskets in order to seek to mitigate against potential risks of conflicts and/or overreaching by an Authorized Participant.

NET ASSET VALUE

Each Fund’s NAV per share is calculated by the Fund’s administrator, BBH&Co., on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE is currently scheduled to be closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday when one of those holidays falls on a Saturday or on the subsequent Monday when one of those holidays falls on a Sunday. On those days, securities held by a Fund may nevertheless be actively traded and the value of that Fund’s shares could be significantly affected.

NAV per share is determined as of the close of regular trading on the NYSE and is computed by dividing the value of a Fund’s net assets by the total number of its shares outstanding. A security that is primarily traded on a domestic or foreign stock exchange is valued at the last sale price on that exchange as reported to a Fund or, if no sales occurred during the day, these investments are quoted at the mean between the current bid and ask prices. Securities that are primarily traded on foreign exchanges are generally valued for purposes of calculating a Fund’s NAV at the preceding closing values of the securities on their respective exchanges, except that, when an occurrence subsequent to the time a value was so established is likely to have changed that value, the fair market value of those securities will be determined in good faith by consideration of other factors pursuant to procedures adopted by the Board. Fund securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price. A security that is listed or traded on more than one exchange is valued for purposes of calculating a Fund’s NAV at the quotation on the exchange determined to be the primary market for the security. Exchange-traded options and futures contracts are valued at the last sale price in the market where such contracts are principally traded or, if no sales are reported, the bid price for purchased and written options. Securities traded in the over-the-counter (“OTC”) market are valued at the last sale price or, if no sales occurred during the day, these investments are valued at the mean between the bid and ask price. Debt securities of U.S. issuers (other than U.S. government securities and short-term investments) are valued by independent pricing services. When, in the judgment of the pricing services, quoted bid prices are available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and ask prices. Investments for which no readily obtainable market quotations are available, in the judgment of the pricing service, are carried at market value as determined by using various pricing matrices. An option written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is equal to the unrealized gain or loss on the contract determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined in good faith pursuant to procedures adopted by the Trustees.

Swaps are valued using quotes from approved broker-dealers. Other securities, options and other assets (including swaps and structured notes agreements) for which market quotations are not readily available are valued at fair value as determined pursuant to procedures adopted by the Trustees.

Foreign currency contracts will be valued using the official close price for such contracts on the New York Stock Exchange. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values using the current exchange rate as of the close of the New York Stock Exchange. If the bid and offered quotations are not available, the rate of exchange will be determined in good faith pursuant to procedures adopted by the Board of Trustees. In carrying out the Trust’s valuation policies, the Manager may consult with others, including an independent pricing service retained by the Trust.

The valuation of a security held by a Fund in U.S. dollar-denominated securities with less than 60 days to maturity is based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Funds. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Funds or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local and non-U.S. tax consequences of investing in the Funds. The summary is based on the laws and judicial and administrative interpretations thereof in effect on the date of this SAI, all of which are subject to change, possibly with retroactive effect.

Regulated Investment Company Qualifications. Each Fund has elected and intends to qualify for treatment as a separate regulated investment company (“RIC”) under Subchapter M of the IRC. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If a Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains), computed without regard to the dividends paid deduction, and at least 90% of its net tax-exempt interest income for such year, if any, and meet several other requirements. Among such other requirements are the following: (i) at least 90% of a Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than a partnership that derives at least 90% of its income from interest, dividends, capital gains and other traditionally permitted RIC income) (the “Qualifying Income Test”); and (ii) at the close of each quarter of a Fund’s taxable year, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses (other than the securities of other RICs) or the securities of one or more qualified publicly-traded partnerships (the “Asset Test”).

If a Fund fails to satisfy the Qualifying Income Test or the Asset Test, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test where a Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Asset Test, a Fund may be required to dispose of certain assets. If these relief provisions are not available to a Fund and it fails to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the regular corporate income tax rate (currently 21%) without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders to the extent of such Fund’s current and accumulated earnings and profits, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. If a Fund determines that it will not qualify for treatment as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

Although the Funds intend to distribute substantially all of its net investment income and its capital gains for each taxable year, the Funds will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. Moreover, if the Funds fail to qualify as a RIC in any year, they must pay out their earnings and profits accumulated in that year in order to qualify again as a RIC. If the Funds fail to qualify as a RIC for a period greater than two taxable years, the Funds may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Funds had been liquidated) if it qualifies as a RIC in a subsequent year.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Taxation of RICs. As a RIC, the Funds will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Funds must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Funds will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If the Funds fail to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Funds’ current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although the Funds intend to distribute substantially all of its net investment income and its capital gains for each taxable year, the Funds may decide to retain a portion of its income or gains if the Funds determine that doing so is in the interest of its shareholders. The Funds will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. Moreover, if the Funds fail to qualify as a RIC in any year, they must pay out their earnings and profits accumulated in that year in order to qualify again as a RIC. If the Funds fail to qualify as a RIC for a period greater than two taxable years, the Funds may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Funds had been liquidated) if it qualifies as a RIC in a subsequent year.

Net Capital Loss Carryforwards. Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to offset capital gains in future years. A Fund is permitted to carry net capital losses forward indefinitely. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Generally, a Fund may not carry forward any losses other than net capital losses.

In the event that the Funds were to experience an ownership change as defined under the IRC, the loss carryforwards and other favorable tax attributes of the Funds, if any, may be subject to limitation.

The following chart shows the approximate unused capital loss carryover, on August 31, 2023, by each Predecessor Fund. For U.S. federal income tax purposes, these amounts are available to be carried forward and applied against future capital gains. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the IRC.

Predecessor Fund	Total	Short Term	Long Term
Large Cap Equity Fund	$—	$—	$—
Small-Mid Cap Equity Fund	$4,402,831	$4,402,831	$—

Excise Tax. The Funds will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus at least 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by the Funds that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Funds intend to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax, but can make no assurances that such tax will be completely eliminated. For example, a Fund may receive delayed or corrected tax reporting statements from its investments that cause such Fund to accrue additional income and gains after such Fund has already made its excise tax distributions for the year. In such a situation, a Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements. In addition, a Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

Taxation of U.S. Shareholders. Each Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes a Fund’s net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Dividends and other distributions by the Funds are generally treated under the IRC as received by the shareholders at the time the dividend or distribution is made. However, any dividend or capital gain distribution declared by the Funds in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Funds not later than such December 31, provided such dividend is actually paid by the Funds during January of the following calendar year.

The Funds intend to distribute annually to its shareholders substantially all of its net tax-exempt income, investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a flat rate of 21%) on the amount retained. In that event, a Fund will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount in clause (a) over the amount in clause (b). Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Funds upon filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Distributions of net realized long-term capital gains, if any, that the Funds report as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Funds. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Long-term capital gains are eligible for taxation at a maximum rate of 20% for non-corporate shareholders.

Subject to certain limitations and requirements, dividends reported by a Fund as qualified dividend income will be taxable to non-corporate shareholders at rates of up to 20%. In general, dividends may be reported by a Fund as qualified dividend income if they are paid from dividends received by the Fund on common and preferred stock of U.S. companies or on stock of certain eligible foreign corporations, provided that certain holding period and other requirements are met by the Fund with respect to the dividend-paying stocks in its portfolio. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States or in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from a Fund’s assets before it calculates the net asset value) with respect to such dividend, (ii) a Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the IRC. Therefore, if you lend your shares in a Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that a Fund receives from an underlying fund taxable as a RIC or from a REIT will be treated as qualified dividend income only to the extent so reported by such underlying fund or REIT.

A Fund’s participation in loans of securities may affect the amount, timing, and character of distributions to Fund shareholders. If a Fund participates in a securities lending transaction and receives a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan in a securities lending transaction, such income generally will not constitute qualified dividend income and thus dividends attributable to such income will not be eligible for taxation at the rates applicable to qualified dividend income for individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Distributions in excess of a Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. No deduction would be allowed to an investor for interest on indebtedness incurred or continued to purchase or carry shares of the Funds to the extent the interest deduction would relate to exempt-interest dividends received.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (i) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (ii) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales, Exchanges or Redemptions of Shares. Upon the sale of shares of the Funds, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Funds. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends or capital gains distributions, or by an option, or contract to acquire substantially identical shares, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of a Fund may limit the tax efficiency of the Fund. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the exchanger’s basis in the Creation Units. IRS, however, may assert that an Authorized Participant may not be permitted to currently deduct losses realized upon an exchange of securities for Creation Units under the rules governing “wash sales” (for an Authorized Participant which does not mark-to-market its holdings) or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation or redemption of Creation Units will be treated as capital or ordinary gain or loss, depending on the circumstances. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year and were held as capital assets in the hands of the exchanging Authorized Participant. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. Any capital loss realized upon a redemption of Creation Units held for six months or less should be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of the Funds, has the right to reject an order for a purchase of shares of a Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Funds or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible.

Backup Withholding. In certain cases, a Fund will be required to withhold at a 24% rate and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to backup withholding by the IRS; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Cost Basis Reporting. The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Internal Revenue Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Net Investment Income Tax. U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married and filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% tax on all or a portion of their “net investment income.” This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (including capital gain distributions and capital gains realized on the sale of shares of a Fund or the redemption of Creation Units), among other categories of income, are generally taken into account in computing a shareholder’s net investment income.

Taxation of Complex Securities. A Fund’s transactions in complex securities, including zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, may be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other consequences, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) may require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, intends to make the appropriate tax elections and intends to make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

The Funds are required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Internal Revenue Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Funds may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by a Fund. These provisions may also require a Fund to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the Adviser might not otherwise have chosen to do so and which may result in a taxable gain or loss.

Loss Transaction Reporting. If a shareholder recognizes a loss with respect to the Funds’ shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each shareholder’s particular situation.

Taxation of Non-U.S. Shareholders. Dividends paid by the Funds to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by the Funds from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or IRS Form W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.

Properly reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the the Fund is at least a 10% shareholder or partner, reduced by expenses that are allocable to such income); or (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Funds report the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), a U.S. withholding tax at a 30% rate is imposed on dividends for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by a Fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Funds or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement. The Funds will not pay any additional amounts in respect to any amounts withheld.

Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in a Fund.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, IRAs, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

A Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account.

State Taxes. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Funds will not be liable for any corporate excise, income or franchise tax in Massachusetts if they qualify as RICs for federal income tax purposes.

The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. income and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. income and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

DISTRIBUTOR

Foreside Fund Services, LLC (the “Acquiring Fund Distributor”) will serve as the distributor and principal underwriter for the Acquiring Funds. The Acquiring Fund Distributor or its agent distributes Creation Units for the Acquiring Funds on an agency basis. Pursuant to a written agreement with the Trust, the Acquiring Fund Distributor, as agent, reviews and approves orders by authorized participants to create and redeem Acquiring Fund shares in Creation Units. The Acquiring Fund Distributor does not maintain a secondary market in shares of the Acquiring Funds. The Acquiring Fund Distributor has no role in determining the investment policies of the Acquiring Funds or the securities that are purchased or sold by the Acquiring Funds. The Acquiring Fund Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Association (“FINRA”). The Acquiring Fund Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, ME 04101.

CUSTODIAN AND TRANSFER AGENT

BBH&Co., 50 Post Office Square, Boston, Massachusetts 02110, serves as the Trust’s custodian, fund accountant and administrator. Under its agreements with the Trust, BBH&Co. holds the Trust’s Fund securities, calculates each Fund’s daily NAV, provides various administrative services and keeps all required accounts and records. For its custody services, BBH&Co. receives a monthly fee based upon the month-end market value of securities held in custody and also receives certain securities transaction charges and out-of-pocket expenses.

BNY Mellon Investment Servicing (US) located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as a transfer agent and shareholder services to the Trust to render certain shareholder record keeping and accounting services.

SECURITIES LENDING ACTIVITY

BBH acts as securities lending agent for the Funds. The services provided by BBH include (i) entering into loans subject to guidelines or restrictions provided by the Funds; (ii) establishing and maintaining collateral accounts; (iii) monitoring daily the value of the loaned securities and collateral; (iv) seeking additional collateral as necessary from borrowers, and returning collateral to borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (vi) negotiating loan terms; (vii) selecting securities to be loaned subject to guidelines or restrictions provided by the Funds; (viii) recordkeeping and account servicing; (ix) monitoring dividend and proxy activity relating to loaned securities; and (x) arranging for return of loaned securities to the Funds at loan termination.

The table below sets forth the gross income received by the Predecessor Funds from securities lending activities during the fiscal year ended August 31, 2023. The table also shows the fees and/or other compensation paid by Predecessor Funds, any other fees or payments incurred by each Predecessor Fund resulting from lending securities providers, and the net income earned by the Predecessor Funds for securities lending activities.

	Predecessor Large Cap Equity Fund	Predecessor Small-Mid Cap Equity Fund
Gross Income from securities lending activities (including income from cash collateral reinvestment)	$360,178	$724,300
Fees/compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$20,343	$47,056
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$7,126	$12,907
Administrative fees not included in revenue split	$0	$0
Indemnification fee not included in revenue split	$0	$0
Rebate (paid to borrower)	$217,383	$397,562
Other fees not included in revenue split	$0	$0
Aggregate fees/compensation for securities lending activities and related services	$244,852	$457,525
Net Income from securities lending activities	$115,326	$266,775

APPENDIX A—RATINGS OF DEBT OBLIGATIONS

BOND AND NOTE RATINGS

Standard & Poor’s Ratings Service (“Standard & Poor’s”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories

BB, B, CCC, CC and C	Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”)—Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

A-1

Ba	Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.

AA	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

Short-Term Security Ratings

SP-1	Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-2

VMIG 1	Moody’s highest rating for issues having a demand feature —VRDO.

P-1	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

F-1	Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

A-3

Appendix B — Proxy Voting Policies and Procedures

March 2023

PROXY VOTING AND GOVERNANCE POLICY

PROXY VOTING AND GOVERNANCE POLICY	2

EXHIBITS

•	Proxy Voting Guideline Summary

•	Proxy Voting Conflict of Interest Form

PROXY VOTING AND GOVERNANCE POLICY	3

1.	INTRODUCTION

AllianceBernstein L.P.’s (“AB,” “we,” “us,” “our” and similar terms) mission is to work in our clients’ best interests to deliver better investment outcomes through differentiated research insights and innovative portfolio solutions. As a fiduciary and investment adviser, we place the interests of our clients first and treat all our clients fairly and equitably, and we have an obligation to responsibly allocate, manage and oversee their investments to seek sustainable, long-term shareholder value.

AB has authority to vote proxies relating to securities in certain client portfolios and, accordingly, AB’s fiduciary obligations extend to AB’s exercise of such proxy voting authority for each client AB has agreed to exercise that duty. AB’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, “proxies”), in a manner that serves the best interests of each respective client as determined by AB in its discretion, after consideration of the relevant clients’ investment strategies, and in accordance with this Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”) and the operative agreements governing the relationship with each respective client (“Governing Agreements”). This Policy outlines our principles for proxy voting, includes a wide range of issues that often appear on voting ballots, and applies to all of AB’s internally managed assets, globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“members of Responsibility team”), in order to ensure that this Policy and its procedures are implemented consistently.

To be effective stewards of our client’s investments and maximize shareholder value, we need to vote proxies on behalf of our clients responsibly. This Policy forms part of a suite of policies and frameworks beginning with AB’s Stewardship Statement that outline our approach to Responsibility, stewardship, engagement, climate change, human rights, global slavery and human trafficking, and controversial investments. Proxy voting is an integral part of this process, enabling us to support strong corporate governance structures, shareholder rights, transparency, and disclosure, and encourage corporate action on material environmental, social and governance (“ESG”) and climate issues.

This Policy is overseen by the Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior representatives from Equities, Fixed Income, Responsibility, Legal and Operations. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in the Policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.

2.	RESEARCH UNDERPINS DECISION MAKING

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals. In turn, our votes on some proposals may vary by issuer, while maintaining the goal of maximizing the value of the securities in client portfolios.

We sometimes manage accounts where proxy voting is directed by clients or newly acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy. Where we have agreed to vote proxies on behalf of our clients, we have an obligation to vote proxies in a timely manner and we apply the principles in this Policy to our proxy decisions. To the extent there are any inconsistencies between this Policy and a client’s Governing Agreements, the Governing Agreements shall supersede this Policy.

RESEARCH SERVICES

We subscribe to the corporate governance and proxy research services of vendors such as Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis at different levels. This research includes proxy voting recommendations distributed by ISS and Glass Lewis. All our investment professionals can access these materials via the members of the Responsibility team and/or the Committee. ISS and Glass Lewis’s research services serve as supplementary data sources in addition to the company filings and reports. AB considers additional disclosures provided by issuers into its vote decisions, if we are notified of such updates by the companies themselves, or by one of the proxy research services we subscribe to, ahead of the vote cut off date.

PROXY VOTING AND GOVERNANCE POLICY	4

ENGAGEMENT

In evaluating proxy issues and determining our votes, we welcome and seek perspectives of various parties. Internally, members of Responsibility team may consult the Committee, Chief Investment Officers, Portfolio Managers, and/or Research Analysts across our equities platforms, and Portfolio Managers who manage accounts in which a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change that we believe will drive shareholder value. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and members of Responsibility team, who offer a more holistic view of ESG and climate practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

3.	PROXY VOTING GUIDELINES

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in this Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be guided by what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with a company’s board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from these guidelines if we believe that deviating from our stated Policy is necessary to help maximize long-term shareholder value) or as otherwise warranted by the specific facts and circumstances of an investment. In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

SHAREHOLDER PROPOSAL ASSESSMENT FRAMEWORK

AB’s commitment to maximize the long-term value of clients’ portfolios drives how we analyze shareholder proposals (each an “SHP”). We believe ESG and climate considerations are important elements that help improve the accuracy of our valuation of companies. We think it is in our clients’ best interests to incorporate a more comprehensive set of risks and opportunities, such as ESG and climate issues, from a long-term shareholder value perspective. Rather than opting to automatically support all shareholder proposals that mention an ESG or climate issue, we evaluate whether or not each shareholder proposal promotes genuine improvement in the way a company addresses an ESG or climate issue, thereby enhancing shareholder value for our clients in managing a more comprehensive set of risks and opportunities for the company’s business. The evaluation of a proposal that addresses an ESG or climate issue will consider (among other things) the following core factors, as necessary:

•	Materiality of the mentioned ESG or climate issue for the company’s business

•	The company’s current practice, policy, and framework

•	Prescriptiveness of the proposal – does the shareholder demand unreasonably restrict management from conducting its business?

•

Context of the shareholder proposal – is the proponent tied to any particular interest group(s)? Does the proposal aim to promote the interest of the shareholders or group that they are associated with?

•	How does the proposal add value for the shareholders?

This shareholder proposal framework applies to all proposal items labeled “SHP” throughout the Policy and any shareholder proposals that aren’t discussed in the Policy but appear in our voting universe.

ESCALATION STRATEGIES

Proxy voting and engagements work in conjunction to raise and escalate investor concerns to companies. However, we may encounter circumstances where continued voting against management or engagement dialogues are no longer productive or helpful in driving progress. In cases where we feel that the issuer’s behavior isn’t aligned with our clients’ best interests, we can escalate our voting and engagement by taking actions including, but not limited to, as outlined in AB Stewardship Statement. The materiality of the issue and the response of management will drive our approach.

PROXY VOTING AND GOVERNANCE POLICY	5

3.1	BOARD AND DIRECTOR PROPOSALS

1. Board Oversight and Director Accountability on Material Environmental and Social Topics Impacting Shareholder Value: Climate Risk Management and Human Rights Oversight	CASE-BY-CASE

AB believes that board oversight and director accountability are critical elements of corporate governance. Companies demonstrate effective governance through proactive monitoring of material risks and opportunities, including ESG related risks and opportunities. In evaluating investee companies’ adaptiveness to evolving climate risks and human rights oversight, AB engages its significant holdings on climate strategy through a firmwide campaign. Based on each company’s response, AB will hold respective directors accountable as defined by the committee charter of the company.

2. Establish New Board Committees and Elect Board Members with Specific Expertise (SHP)	CASE-BY-CASE

We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG and climate issues. In some cases, oversight for material ESG issues can be managed effectively by existing committees of the board of directors, depending on the expertise of the directors assigned to such committees. We consider on a case-by-case basis proposals that require the addition of a board member with a specific area of expertise.

3. Changes in Board Structure and Amending the Articles of Incorporation	FOR

Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device and diminishes shareholder rights, we generally vote against.

We may vote against directors for amending by-laws without seeking shareholder approval and/or restricting or diminishing shareholder rights.

4. Classified Boards	AGAINST

A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti-takeover implications, we generally oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision. We may also vote against directors that fail to implement shareholder approved proposals to declassify boards that we previously supported.

5. Director Liability and Indemnification	CASE-BY-CASE

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.

We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed.. “With respect to acts conducted in the normal course of business, we vote in favor of proposals adopting i) indemnification for directors or ii) exculpation of officers.” We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose proposals to indemnify directors for gross negligence.

6. Disclose CEO Succession Plan (SHP)	FOR

Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.

7. Election of Directors	FOR

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support requirements that surpass market regulation and corporate governance codes implemented in a local market if we believe heightened requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence either (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We may also take into account affiliations, related-party transactions, and prior service to the company. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

In addition:

We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues. We oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse.

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We may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.

We may vote against directors for poor compensation, audit, or governance practices, including the lack of a formal key committee.

We may vote against directors for unilateral bylaw amendments that diminish shareholder rights.

We also may consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.

a.	Controlled Company Exemption	CASE-BY-CASE

In certain markets, a different standard for director independence may be applicable for controlled companies, which are companies where more than 50% of the voting power is held by an individual, group or another company, or as otherwise defined by local market standards. We may take these local standards into consideration when determining the appropriate level of independence required for the board and key committees.

Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members, although we may take local standards into consideration when determining the appropriate level of independence required for the board and key committees. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.

b.	Voting for Director Nominees in a Contested Election	CASE-BY-CASE

Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.

8.	Board Capacity

We believe that incorporating an assessment of each director’s capacity into consideration for a director election is essential to promote meaningful board oversight of the management. Director effectiveness aside, a social externality arises when the practice of directors serving on many public company boards becomes widespread, as this limits the opportunities for other board candidates,. AB currently votes against the appointment of directors who occupy, or would occupy following the vote: four (4) or more total public company board seats for non-CEOs, three (3) or more total public company board seats for the sitting CEO of the company in question and two (2) or more total public company board seats for sitting CEOs of companies other than the company under consideration. We may also exercise flexibility on occasions where the “over-boarded” director nominee’s presence on the board is critical, based on company specific contexts in absence of any notable accountability concerns.

9.	Board Diversity

Diversity is an important element of assessing the board’s quality, as it promotes wider range of perspectives to be considered for companies to both strategize and mitigate risks. In line with this view, several European countries legally require a quota of female directors. Other European countries have a comply-or-explain policy. In the US, California requires corporations headquartered in the State of California to have at least one female director on board.

We believe that boards should develop, as part of their refreshment process, a framework for identifying diverse candidates for all open board positions. We believe diversity is broader than gender and should also take into consideration factors such as business experience, ethnicity, tenure, and nationality. As such, we generally vote in favor of proposals that encourage the adoption of a diverse search policy, so-called “Rooney Rules”, assuring that each director search includes at least one woman, and in the US, at least one underrepresented person of color, in the slate of nominees. Our views on board diversity translate to the following two voting approaches:

a.

Gender Diversity: AB will generally vote against the nominating/governance committee chair, or a relevant incumbent member in case of classified boards, when the board has no female members. In Japan, we will vote against the top management. This approach applies globally.

Ethnic and Racial Diversity: AB will escalate the topic of board level ethnic/racial diversity and engage with its significant holdings that lack a minority ethnic/racial representation on the board through 2021. Based on the outcome of such engagements, AB will begin voting against the nominating/governance committee chair or a relevant incumbent member for classified boards of companies that lack minority ethnic/racial representation on their board in 2022 without a valid explanation.

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10. Independent Lead Director (SHP)	FOR

We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director if the position of chairman is non-independent. We view the existence of a strong independent lead director, whose role is robust and includes clearly defined duties and responsibilities, such as the authority to call meetings and approve agendas, as a good example of the sufficient counter-balancing governance. If a company has such an independent lead director in place, we will generally oppose a proposal to require an independent board chairman, barring any additional board leadership concerns.

11. Limit Term of Directorship (SHP)	CASE-BY-CASE

These proposals seek to limit the term during which a director may serve on a board to a set number of years.

Accounting for local market practice, we generally consider a number of factors, such as overall level of board independence, director qualifications, tenure, board diversity and board effectiveness in representing our interests as shareholders, in assessing whether limiting directorship terms is in shareholders’ best interests. Accordingly, we evaluate these items case-by-case.

12. Majority Independent[1] Directors (SHP)	FOR

Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board while taking into consideration local market regulation and corporate governance codes.

13. Majority of Independent Directors on Key Committees (SHP)	FOR

In order to ensure that those who evaluate management’s performance, recruit directors, and set management’s compensation are free from conflicts of interests, we believe that the audit2, nominating/governance, and compensation committees should be composed of a majority of independent directors, considering the local market regulation and corporate governance codes as well as controlled company status.

14. Majority Votes for Directors (SHP)	FOR

We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.

We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

15. Removal of Directors Without Cause (SHP)	FOR

Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.

We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.

[1]

For purposes of this Policy, generally, we will consider a director independent if the director satisfies the independence definition set forth in the listing standards of the exchange on which the common stock is listed. However, we may deem local independence classification criteria insufficient.

[2]	Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

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16. Require Independent Board Chairman (SHP)	CASE-BY-CASE

We believe there can be benefits to an executive chairman and to having the positions of chairman and CEO combined as well as split. When the chair is non-independent, the company must have sufficient counter-balancing governance in place, generally through a strong independent lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.

17. Cross-Shareholding (Japan)	AGAINST

Independent oversight at the board level can be disrupted if top management representatives or directors of the board hold notable amount of shares of another entity for purposes other than meeting the share holding requirement as an executive. Such practice can result in misalignment between the shareholders and their board and management. This has historically been a widely-debated concern in Japan. Accordingly, we will vote against the top management on ballot, if 20% or greater of the company’s net asset is identified to be under cross-shareholding practice.

3.2	COMPENSATION PROPOSALS

18.	Pro Rata Vesting of Equity Compensation Awards-Change in Control (SHP) CASE-BY-CASE

We examine proposals on the treatment of equity awards in the event of a change in control on a case-by-case basis. If a change in control is accompanied by termination of employment, often referred to as a double trigger, we generally support accelerated vesting of equity awards. If, however, there is no termination agreement in connection with a change in control, often referred to as a single trigger, we generally prefer pro rata vesting of outstanding equity awards.

19. Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP)	AGAINST

We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.

20. Advisory Vote to Ratify Directors’ Compensation (SHP)	FOR

Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members. We generally support this item

21. Amend Executive Compensation Plan Tied to Performance (Bonus Banking) (SHP)	AGAINST

These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.

We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.

22. Approve Remuneration for Directors and Auditors	CASE-BY-CASE

We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. We will generally oppose performance-based remuneration for non-executive directors as this may compromise independent oversight. In addition, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard and the local market practice.

23. Approve Retirement Bonuses for Directors (Japan and South Korea)	CASE-BY-CASE

Retirement bonuses are customary in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long- term shareholder value. However, when the details of the retirement bonus are inadequate or undisclosed, we may abstain or vote against.

24. Approve Special Payments to Continuing Directors and Auditors (Japan)	CASE-BY-CASE

In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired. However, when the details of the special payments are inadequate or undisclosed, we may abstain or vote against.

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25. Disclose Executive and Director Pay (SHP)	CASE-BY-CASE

The United States Securities and Exchange Commission (“SEC”) has adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.

26. Executive and Employee Compensation Plans, Policies and Reports	CASE-BY-CASE

Compensation plans usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long- term interests of management with shareholders:

Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized; Compensation costs should be managed in the same way as any other expense; Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company and; In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.

We may oppose plans which include, and directors who establish, compensation plan provisions deemed to be poor practice such as automatic acceleration of equity, or single-triggered, in the event of a change in control. Although votes on compensation plans are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing shareholder value.

In markets where votes on compensation plans are not required for all companies, we will support shareholder proposals asking the board to adopt such a vote on an advisory basis.

Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.

27. Limit Executive Pay (SHP)	CASE-BY-CASE

We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

28. Mandatory Holding Periods (SHP)	AGAINST

We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value. We are generally in favor of reasonable stock ownership guidelines for executives.

29. Performance-Based Stock Option Plans (SHP)	CASE-BY-CASE

These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded

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for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.

30. Prohibit Relocation Benefits to Senior Executives (SHP)	AGAINST

We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore, we will vote against shareholder proposals asking to prohibit relocation benefits.

31. Recovery of Performance-Based Compensation (SHP)	FOR

We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a fraud or other reasons that resulted in the detriment to shareholder value and/or company reputation due to gross ethical lapses. In deciding how to vote, we consider the adequacy of the existing company clawback policy, if any.

32. Submit Golden Parachutes/Severance Plans to a Shareholder Vote (SHP)	FOR

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans), to a shareholder vote, and we review proposals to ratify or redeem such plans retrospectively on a case-by-case basis.

33.	Submit Golden Parachutes/Severance Plans to a Shareholder Vote Prior to Their Being

Negotiated by Management (SHP)	CASE-BY-CASE

We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. However, shareholders must be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we evaluate proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management on a case-by-case basis.

34. Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP)	FOR

Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.

We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

3.3	CAPITAL CHANGES AND ANTI-TAKEOVER PROPOSALS

35. Amend Exclusive Forum Bylaw (SHP)	AGAINST

We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.

36. Amend Net Operating Loss (“NOL”) Rights Plans	FOR

NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti-takeover device.

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37. Authorize Share Repurchase	FOR

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

38. Blank Check Preferred Stock	AGAINST

Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion, and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device.

We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.

39. Corporate Restructurings, Merger Proposals and Spin-Offs	CASE-BY-CASE

Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

40. Elimination of Preemptive Rights	CASE-BY-CASE

Preemptive rights allow the shareholders of the company to buy newly issued shares before they are offered to the public in order to maintain their percentage ownership. We believe that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

41. Expensing Stock Options (SHP)	FOR

US generally accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS – international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.

42. Fair Price Provisions	CASE-BY-CASE

A fair price provision in the company’s charter or by laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

Fair pricing provisions attempt to prevent the “two-tiered front-loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two - tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).

43. Increase Authorized Common Stock	CASE-BY-CASE

In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital,

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or to compensate employees well above market rates). We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company’s intentions—going beyond the standard “general corporate purposes”— must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.

In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

44. Issuance of Equity Without Preemptive Rights	FOR

We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).

45. Multi Class Equity Structure	AGAINST

The one share, one vote principle — stating that voting power should be proportional to an investor’s economic ownership — is generally preferred in order to hold the board accountable to shareholders. AB’s general expectation of companies with multi class equity structures is to attach safeguards for minority shareholders when appropriate and in a cost-effective manner, which may include measures such as sunset provisions or requiring periodic shareholder reauthorizations. We expect boards to routinely review existing multi-class vote structures and share their current view.

With that backdrop, we acknowledge that multi-class structures may be beneficial for a period of time, allowing management to focus on longer-term value creation which benefits all shareholders. Accordingly, AB recommends companies that had an initial public offering (IPO) in the past two (2) years to institute a time-based sunset to be triggered seven (7) years from the year of the IPO. In 2021, we will engage with companies in our significant holdings universe that fall under this category. We may vote against the relevant board member of companies that remain unresponsive starting 2022 AGM, unless there is a valid case to apply an exemption.

For companies that instituted a multi-class share structure unrelated to an IPO event or had an IPO two (2) or more years ago, sunset should be seven (7) years from the year when the issuer implemented the multi-class structure. If the structure was adopted greater than seven (7) years ago, we will expect the issuer to consider the shortest sunset plan that makes sense based on the issuer’s context. In 2021, we will engage with our portfolio companies in scope. We may vote against the respective board member if we don’t see any progress starting 2022 AGM, unless there is a valid case to apply an exemption.

46. Net Long Position Requirement	FOR

We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.

47. Reincorporation	CASE-BY-CASE

There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move.

Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.

48. Reincorporation to Another Jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance (SHP)	CASE-BY-CASE

If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses, and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.

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49. Stock Splits	FOR

Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.

50. Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP)	FOR

Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company’s stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

51. Transferrable Stock Options	CASE-BY-CASE

In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by-case basis.

These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits, and key terms of the program.

3.4	AUDITOR PROPOSALS

52.	Appointment of Auditors	FOR

We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation.

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different calculation, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

53.	Approval of Financial Statements	FOR

In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may vote against if the information is not available in advance of the meeting.

54.	Approval of Internal Statutory Auditors	FOR

Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association, and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item, and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.

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55.	Limitation of Liability of External Statutory Auditors (Japan)	CASE-BY-CASE

In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.

We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

56.	Separating Auditors and Consultants (SHP)	CASE-BY-CASE

We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of other non-audit related services.

We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.

We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.

3.5	SHAREHOLDER ACCESS AND VOTING PROPOSALS

57. A Shareholder’s Right to Call Special Meetings (SHP)	FOR

Most state corporation statutes (though not Delaware, where many US issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage as defined by the relevant company bylaws.

We recognize the importance of the right of shareholders to remove poorly performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. We believe that encouraging active share ownership among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Accordingly, we will generally support a proposal to establish shareholders’ right to call a special meeting unless we see a potential abuse of the right based on the company’s current share ownership structure.

58. Adopt Cumulative Voting (SHP)	CASE-BY-CASE

Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 × 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board. Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.

Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.

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59. Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP)	FOR

In dual class structures (such as A and B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.

60. Early Disclosure of Voting Results (SHP)	AGAINST

These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.

61. Limiting a Shareholder’s Right to Call Special Meetings	AGAINST

Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company’s agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

62. Permit a Shareholder’s Right to Act by Written Consent (SHP)	CASE-BY-CASE

Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will generally support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders. We may also vote against the proposal if the company provides shareholders a right to call special meetings with an ownership threshold of 15% or below in absence of material restrictions, as we believe that shareholder access rights should be considered from a holistic view rather than promoting all possible access rights that may impede one another in contrast to long-term shareholder value.

63. Proxy Access for Annual Meetings (SHP) (Management)	FOR

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the SEC in 2010, but vacated by the US District of Columbia Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or compete against shareholder proxy access proposals with stricter management proposals on the same ballot We will generally vote in favor of proposals that seek to amend an existing right to more closely align with the SEC framework.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

64. Reduce Meeting Notification from 21 Days to 14 Days (UK)	FOR

Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.

A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.

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65. Shareholder Proponent Engagement Process (SHP)	FOR

We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.

66. Supermajority Vote Requirements	AGAINST

A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement. However, we may support supermajority vote requirements at controlled companies as a protection to minority shareholders from unilateral action of the controlling shareholder.

67. Authorize Virtual-Only Shareholder Meetings	CASE-BY-CASE

COVID-19 has called for a need to authorize companies in holding virtual-only shareholder meetings. While recognizing technology has enabled shareholders to remain connected with the board and management, AB acknowledges that virtual only shareholder meetings have resulted in certain companies abusing their authority by limiting shareholders from raising questions and demanding onerous requirements to be able to read their questions during the meeting. Because such practice varies by company and jurisdiction with different safeguard provisions, we will consider—among other things—a company’s disclosure on elements such as those below when voting on management or shareholder proposals for authorizing the company to hold virtual-only shareholder meetings:

•	Explanation for eliminating the in-person meeting;

•	Clear description of which shareholders are qualified to participate in virtual-only shareholder meetings and how attendees can join the meeting;

•	How to submit and ask questions;

•	How the company plans to mimic a real-time in-person question and answer session; and

•	List of questions received from shareholders in their entirety, both prior to and during the meeting, as well as associated responses from the company

3.6	ENVIRONMENTAL, SOCIAL AND DISCLOSURE PROPOSALS

68. Animal Welfare (SHP)	CASE-BY-CASE

These proposals may include reporting requests or policy adoption on items such as pig gestation crates and animal welfare in the supply chain. For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

69. Climate Change (SHP)	CASE-BY-CASE , Generally FOR (on proposals described below)

Proposals addressing climate change concerns are plentiful and their scope varies. Climate change increasingly receives investor attention as a potentially critical and material risk to the sustainability of a wide range of business-specific activities. These proposals may include emissions standards or reduction targets, quantitative goals, and impact assessments. We generally support these proposals, while taking into account the materiality of the issue and whether the proposed information is of added benefit to shareholders.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure, while taking into account existing policies and procedures of the company and whether the proposal is of added benefit to shareholders.

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70.	Say on Climate

Say on Climate is an advisory vote mechanism that seeks to obtain shareholder approval on the company’s existing climate risk management related efforts. We recognize both the benefits of having an opportunity to review the company’s climate program, but also the risks entailed in formally approving the plan.3 Accordingly, we are generally unsupportive of shareholder proposals that require management to establish a say on climate mechanism.

In assessing the climate risk management strategy of issuers, AllianceBernstein considers factors such as following, but not limited to:

Emissions Metrics and Targets

•	Does the company have emissions metrics and targets in place for Scopes 1 and 2 emissions in alignment with the Paris Agreement?

Climate Risk Management

•	Does the company perform scenario analysis that includes the use of a widely recognized, scientifically-based 1.5-degree scenario?

Governance

•	Does the Board provide oversight on the issuer’s climate change strategy?

•	Has the company incurred any recent material failures, or been involved in any controversies, related to managing climate-related risk?

Disclosure

•	Does the company disclose its exposure to climate risk via the framework developed by the Taskforce on Climate-related Financial Disclosure?

While Say on Climate (“SOC”) vote offers us an additional opportunity to express our view of the company’s relevant risk management, AllianceBernstein’s engagement and fundamental research processes drive our integration of climate related risks and opportunities apart from the SOC mechanism.

71. Charitable Contributions (SHP) (Management)	CASE-BY-CASE

Proposals relating to charitable contributions may be sponsored by either management or shareholders.

Management proposals may ask to approve the amount for charitable contributions.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

72. Environmental Proposals (SHP)	CASE-BY-CASE

These proposals can include reporting and policy adoption requests in a wide variety of areas, including, but not limited to, (nuclear) waste, deforestation, biodiversity, packaging and recycling, renewable energy, toxic material, palm oil and water.

We consider company specific contexts as well as our ongoing research and engagements for evaluating the company’s existing policies and practices. National standards, best practices and the potential enactment of new regulations in addition to any investment risk regarding the specific issue are also incorporated into our assessments.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

73. Genetically Altered or Engineered Food and Pesticides (SHP)	CASE-BY-CASE

These proposals may include reporting requests on pesticides monitoring/use and Genetically Modified Organism (GMO) as well as GMO labeling.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

[3]	https://www.unpri.org/stewardship/climate-transition-plan-votes-investor-briefing/9096.article

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We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

74. Health Proposals (SHP)	CASE-BY-CASE

These proposals may include reports on pharmaceutical pricing, antibiotic use in the meat supply, and tobacco products. We generally support shareholder proposals calling for reports and disclosure while taking into account the current reporting policies of the company and whether the proposed information is of added benefit to shareholders.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposal is of added benefit to shareholders.

75. Human Rights Policies and Reports (SHP)	CASE-BY-CASE

These proposals may include reporting requests on human rights risk assessments (“HRIA”), humanitarian engagement and mediation policies, working conditions, adopting policies on supply chain oversight, and expanding existing policies in these areas. We recognize that many companies have complex supply chains which have led to increased awareness of supply chain issues as an investment risk.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

For proposals addressing forced labor and supply chain management from the human rights perspective, AB assesses the proposal based on its proprietary framework. The framework considers factors such as oversight of the issue, risk identification process, action plan to mitigate risks, the effectiveness of the action plan, and future improvement.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

76. Include Sustainability as a Performance Measure (SHP)	CASE-BY-CASE

We believe management and directors should be given latitude in determining appropriate performance measurements. While doing so, consideration should be given to how long-term sustainability issues might affect future company performance. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation and how they are linked with our objectives as long-term shareholders.

77. Lobbying and Political Spending (SHP)	FOR

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

78. Other Business	AGAINST

In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.

79. Reimbursement of Shareholder Expenses (SHP)	AGAINST

These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast or the cost of proxy contest expenses. We generally vote against these proposals, unless reimbursement occurs only in cases where management fails to implement a majority passed shareholder proposal, in which case we may vote in favor.

80. Sustainability Report (SHP)	FOR

We generally support shareholder proposals calling for reports and disclosure related to sustainability while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

81. Workplace: Diversity (SHP)	FOR

We generally support shareholder proposals calling for reports and disclosure surrounding workplace diversity while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

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We generally support proposals requiring a company to amend its Equal Employment Opportunity policies to prohibit workplace discrimination based on sexual orientation and gender identity.

82. Workplace: Gender Pay Equity (SHP)	FOR

A report on pay disparity between genders typically compares the difference between male and female median earnings expressed as a percentage of male earnings and may include, (i) statistics and rationale explanation pertaining to changes in the size of the gap, (ii) recommended actions, and (iii) information on whether greater oversight is needed over certain aspects of the company’s compensation policies. In the U.S., we are generally supportive of proposals to require companies to make similar assessments and disclosure related to the pay disparity between different gender and ethnic/racial groups. Shareholder requests to place a limit on a global median ethnic/racial pay gap will be assessed based on the cultural and the legal context of markets to which the company is exposed.

The SEC requires US issuers with fiscal years ending on or after January 1, 2017, to contrast CEO pay with median employee pay. This requirement, however, does not specifically address gender pay equity issues in such pay disparity reports. Accordingly, we will generally support proposals requiring gender pay metrics, taking into account the specific metrics and scope of the information requested and whether the SEC’s requirement renders the proposal unnecessary.

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4.	CONFLICTS OF INTEREST

4.1	INTRODUCTION

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

AB recognizes that potentially material conflicts of interest arise when we engage with a company or vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which AB or one or more of our employees have another business or personal relationship, and that such conflicts could affect how we vote on the issuer’s proxy. Similarly, potentially material conflicts of interest arise when engaging with and deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to address any perceived or actual conflict of interest, the procedures set forth below in sections 4.2 through 4.8 have been established for use when we encounter a potential conflict to ensure that our engagement activities and voting decisions are in our clients’ best interest consistent with our fiduciary duties and seek to maximize shareholder value.

4.2	ADHERENCE TO STATED PROXY VOTING POLICIES

Votes generally are cast in accordance with this Policy4. In situations where our Policy involves a case-by-case assessment, the following sections provide criteria that will guide our decision. In situations where our Policy on a particular issue involves a case-by-case assessment and the vote cannot be clearly decided by an application of our stated Policy, a member of the Committee or his/her designee will make the voting decision in accordance with the basic principle of our Policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of our proxy services vendor, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting Policy on specific issues must be documented. If a proxy vote involves a potential conflict of interest, the voting decision will be determined in accordance with the processes outlined in section 4.5 of the Policy. On an annual basis, the Committee will receive and review a report of all such votes so as to confirm adherence with the Policy.

4.3	DISCLOSURE OF CONFLICTS

When considering a proxy proposal, members of the Committee or investment professionals involved in the decision-making process must disclose to the Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Committee has a material conflict of interest, he or she generally must recuse himself or herself from the decision-making process.

4.4	POTENTIAL CONFLICTS LIST

No less frequently than annually, a list of companies and organizations whose engagement and proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the “Potential Conflicts List”). The Potential Conflicts List generally includes:

•	Publicly traded clients of AB;

•	Publicly traded companies that distribute AB mutual funds;

•	Bernstein private clients who are directors, officers, or 10% shareholders of publicly traded companies;

•	Publicly traded companies that are sell-side clients of our affiliated broker-dealer, SCB&Co.;

•	Companies where an employee of AB or Equitable Holdings, Inc., the parent company of AB, has identified an interest;

•	Publicly traded affiliated companies;

•	Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;

•	Publicly traded companies targeted by the AFL-CIO for engagement and voting; and

•	Any other company subject to a material conflict of which a Committee member becomes aware5.

We determine our votes for all meetings of companies that may present a conflict by applying the processes described in Section 4.5 below. We document all instances when the Conflicts Officer determines our vote.

[4]

From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AB reserves the right to depart from those policies if we believe it to be in the client’s best interests.

[5]	The Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.

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4.5	DETERMINE EXISTENCE OF CONFLICT OF INTEREST

When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision is in the best interest of our clients:

•	If our proposed vote is explicitly addressed by and consistent with the Policy, no further review is necessary.

•

If our proposed vote is contrary to the Policy (i.e., requires a case-by-case assessment or is not covered by the Policy), the vote will be presented to the Conflicts Officer. The Conflicts Officer’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto). The Conflicts Officer will determine whether the proposed vote is reasonable. If the Conflicts Officer cannot determine that the proposed vote is reasonable, the Conflicts Officer may instruct AB to refer the votes back to the client(s) or take other actions as the Conflicts Officer deems appropriate in light of the facts and circumstances of the particular potential conflict. The Conflicts Officer may take or recommend that AB take the following steps:

•	Recuse or “wall-off” certain personnel from the proxy voting process;

•	Confirm whether AB’s proposed vote is consistent with the voting recommendations of our proxy research services vendor; or

•	Take other actions as the Conflicts Officer deems appropriate.

4.6	REVIEW OF THIRD-PARTY PROXY SERVICE VENDORS

AB engages one or more Proxy Service Vendors to provide voting recommendations and voting execution services. From time to time, AB will evaluate each Proxy Service Vendor’s services to assess that they are consistent with this Policy and the best interest of our clients. This evaluation may include: (i) a review of pre-populated votes on the Proxy Service

Vendor’s electronic voting platform before such votes are cast, and (ii) a review of policies that address the consideration of additional information that becomes available regarding a proposal before the vote is cast. AB will also periodically review whether Proxy Service Vendors have the capacity and competency to adequately analyze proxy issues and provide the necessary services to AB. AB will consider, among other things, the adequacy and quality of the Proxy Service Vendor’s staffing, personnel and/or technology, as well as whether the Proxy Service Vendor has adequate disclosures regarding its methodologies in formulating voting recommendations. If applicable, we will also review whether any potential factual errors, incompleteness or methodological weaknesses materially affected the Proxy Service Vendor’s services and the effectiveness of the Proxy Service Vendor’s procedures for obtaining current and accurate information relevant to matters included in its research.

The Committee also takes reasonable steps to review the Proxy Service Vendor’s policies and procedures addressing conflicts of interest and verify that the Proxy Service Vendor(s) to which we have a full- level subscription is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing each Proxy Service Vendor’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, (i) whether the Proxy Service Vendor has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest; and (ii) whether the Proxy Service Vendor provides adequate disclosure of actual and potential conflicts of interest with respect to the services provided to AB by the Proxy Service

Vendor and (iii) whether the Proxy Service Vendor’s policies and procedures utilize technology in delivering conflicts disclosure; and (iv) can offer research in an impartial manner and in the best interests of our clients.

4.7	CONFIDENTIAL VOTING

It is AB’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Committee; (ii) Portfolio Managers who hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; (iv) clients, upon request, for the securities held in their portfolios; (v) clients who do not hold the security or for whom AB does not have proxy voting authority, but who provide AB with a signed a Non-Disclosure Agreement; or (vi) declare our stance on an ESG related shareholder proposal(s) that is (are) deemed material for the issuer’s business for generating long-term value in our clients’ best interests. Once the votes have been cast for our mutual fund clients, they are made public in accordance with mutual fund proxy vote disclosures required by the SEC, and we generally post all votes to our public website one business day after the meeting date.

We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.

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On occasion, clients for whom we do not have proxy voting authority may ask us how AB’s Policy would be implemented. A member of the Committee or one or more members of Responsibility team may provide the results of a potential implementation of the AB policy to the client’s account subject to an understanding with the client that the implementation shall remain confidential.

Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.

4.8	A NOTE REGARDING AB’S STRUCTURE

AB and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AB and AB Holding, AllianceBernstein Corporation is an indirect wholly owned subsidiary of Equitable Holdings, Inc.

As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.

5. VOTING TRANSPARENCY

We publish our voting records on our website one business day after the shareholder meeting date for each issuer company. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor.

6.	RECORDKEEPING

All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than six (6) years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of six (6) or more years. If the local regulation requires that records are kept for more than six (6) or more years, we will comply with the local regulation.96 We maintain the vast majority of these records electronically.

6.1	PROXY VOTING AND GOVERNANCE POLICY

The Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and on the AB website.

6.2	PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES

For US Securities6, AB relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-US Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

6.3	RECORDS OF VOTES CAST ON BEHALF OF CLIENTS

Records of votes cast by AB are retained electronically by our proxy research service vendor.

6.4	PRE-DISCLOSURE OF VOTE INTENTIONS ON SELECT PROPOSALS

As part of our engagement and stewardship efforts, AB publishes our vote intentions on certain proposals in advance of select shareholder meetings, with an emphasis on issuers where our discretionary managed accounts have significant economic exposure. The selected proposals are chosen because they impact a range of key topics where AB may have expressed our viewpoints publicly, through prior engagement or proxy voting. We do not pre-disclose our vote intentions on mergers and acquisition activity. The published vote intentions are available on our RI webpage.

6.5	RECORDS OF CLIENTS REQUESTS FOR PROXY VOTING INFORMATION

Copies of written requests from clients for information on how AB voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.

6.6	DOCUMENTS PREPARED BY AB THAT ARE MATERIAL TO VOTING DECISIONS

[6]	US securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934, as amended. Non-US securities are defined as all other securities.

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The Committee is responsible for maintaining documents prepared by the Committee or any AB employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to a member of Responsibility team.

7.	PROXY VOTING PROCEDURES

7.1	VOTE ADMINISTRATION

In an effort to increase the efficiency of voting proxies, AB currently uses ISS to submit votes electronically for our clients’ holdings globally.

Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution and pre-populates certain ballots based on the guidelines contained in this Policy. Members of Responsibility team assess the proposals via ISS’s web platform, ProxyExchange, and submit all votes electronically. ISS then returns the proxy ballot forms to the designated returnee for tabulation. In addition, AB’s proxy votes are double-checked in a two-tiered approach. Votes for significant holdings, as defined by our stake, are reviewed real-time by an offshore team to verify that the executed votes are in-line with our Policy. Votes outside of the significant holdings universe are sampled and reviewed on a monthly basis by the members of Responsibility team to ensure their compliance with our Policy.

If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.

7.2	SHARE BLOCKING AND ABSTAINING FROM VOTING CLIENT SECURITIES

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may determine to not vote those shares.

We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.

AB will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if AB determines that abstaining or not voting would be in the applicable client’s best interest. In making such a determination, AB will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g., translation or travel costs); (ii) any legal restrictions on trading resulting from the exercise of a proxy (e.g., share-blocking jurisdictions); (iii) whether AB’s clients have sold the underlying securities since the record date for the proxy; and (iv) whether casting a vote would not reasonably be expected to have a material effect on the value of the client’s investment.

7.3	LOANED SECURITIES

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, for AB managed funds, the agent lenders have standing instructions to recall all securities on loan systematically in a timely manner on a best effort basis in order for AB to vote the proxies on those previously loaned shares.

If you have questions or desire additional information about this Policy, please contact ProxyTeam@alliancebernstein.com.

PROXY VOTING AND GOVERNANCE POLICY	24

PROXY VOTING GUIDELINE SUMMARY

Shareholder Proposal	Board and Director Proposals	For	Against	Case-by- Case
	Board Diversity			+
+	Establish New Board Committees and Elect Board Members with Specific Expertise			+
	Changes in Board Structure and Amending the Articles of Incorporation	+
	Classified Boards		+
	Director Liability and Indemnification			+
+	Disclose CEO Succession Plan	+
	Election of Directors	+
	Controlled Company Exemption			+
	Voting for Director Nominees in a Contested Election			+
+	Independent Lead Director	+
+	Limit Term of Directorship			+
+	Majority of Independent Directors	+
+	Majority of Independent Directors on Key Committees	+
+	Majority Votes for Directors	+
+	Removal of Directors Without Cause	+
+	Require Independent Board Chairman			+
+	Require Two Candidates for Each Board Seat		+
	Cross-Shareholding (Japan)		+
Compensation Proposals
+	Elimination of Single Trigger Change-in-Control Agreements	+
+	Pro Rata Vesting of Equity Compensation Awards-Change of Control			+
+	Adopt Policies to Prohibit any Death Benefits to Senior Executives		+
+	Advisory Vote to Ratify Directors’ Compensation	+
+	Amend Executive Compensation Plan Tied to Performance (Bonus Banking)		+
	Approve Remuneration for Directors and Auditors			+
	Approve Remuneration Reports			+
	Approve Retirement Bonuses for Directors (Japan and South Korea)			+
	Approve Special Payments to Continuing Directors and Auditors (Japan)			+
+	Disclose Executive and Director Pay			+
+	Exclude Pension Income from Performance-Based Compensation	+
	Executive and Employee Compensation Plans			+
+	Limit Dividend Payments to Executives		+
+	Limit Executive Pay			+
+	Mandatory Holding Periods		+
+	Performance-Based Stock Option Plans			+

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Shareholder Proposal		For	Against	Case-by- Case
+	Prohibit Relocation Benefits to Senior Executives		+
+	Recovery of Performance-Based Compensation	+
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote		+
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote prior to their being Negotiated by Management			+
+	Submit Survivor Benefit Compensation Plans to a Shareholder Vote	+
Capital Changes and Anti-Take Over Proposals
+	Amend Exclusive Forum Bylaw		+
	Amend Net Operating Loss (“NOL”) Rights Plans	+
	Authorize Share Repurchase	+
	Blank Check Preferred Stock		+
	Corporate Restructurings, Merger Proposals and Spin-Offs			+
	Elimination of Preemptive Rights			+
+	Expensing Stock Options	+
	Fair Price Provisions			+
	Increase Authorized Common Stock			+
	Issuance of Equity without Preemptive Rights	+
	Issuance of Stock with Unequal Voting Rights			+
	Net Long Position Requirement	+
	Reincorporation			+
+	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance			+
	Stock Splits	+
+	Submit Company’s Shareholder Rights Plan to a Shareholder Vote	+
	Transferrable Stock Options			+
Auditor Proposals
	Appointment of Auditors	+
	Approval of Financial Statements	+
	Approval of Internal Statutory Auditors	+
+	Limit Compensation Consultant Services		+
	Limitation of Liability of External Statutory Auditors (Japan)			+
+	Separating Auditors and Consultants			+
Shareholder Access & Voting Proposals
+	A Shareholder’s Right to Call Special Meetings	+
+	Adopt Cumulative Voting			+
+	Adopt Cumulative Voting in Dual Shareholder Class Structures	+
+	Early Disclosure of Voting Results		+
+	Implement Confidential Voting	+
	Limiting a Shareholder’s Right to Call Special Meetings		+

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Shareholder Proposal		For	Against	Case-by- Case
+	Permit a Shareholder’s Right to Act by Written Consent			+
+	Proxy Access for Annual Meetings	+
	Reduce Meeting Notification from 21 Days to 14 Days (UK)	+
+	Rotation of Locale for Annual Meeting		+
+	Shareholder Proponent Engagement Process	+
	Supermajority Vote Requirements		+
Environmental & Social, Disclosure Proposals
+	Animal Welfare			+
+	Climate Change			+
+	Say on Climate			+
+	Charitable Contributions			+
+	Environmental Proposals			+
+	Genetically Altered or Engineered Food and Pesticides			+
+	Health Proposals			+
+	Pharmaceutical Pricing (US)			+
+	Human Rights Policies and Reports			+
+	Include Sustainability as a Performance Measure (SHP)			+
+	Lobbying and Political Spending	+
+	Other Business		+
+	Reimbursement of Shareholder Expenses		+
+	Sustainability Report			+
+	Workplace: Diversity	+
+	Workplace: Pay Disparity			+

PROXY VOTING CONFLICT OF INTEREST FORM

Name of Security	Date of Shareholder Meeting

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Short Description of the conflict (client, mutual fund distributor, etc.):

1.	Is our proposed vote on all issues explicitly addressed by, and consistent with our stated proxy voting policy?	☐ Yes	☐ No
If yes, stop here and sign below as no further review is necessary.

2.	Is our proposed vote on consistent with our client’s recommended vote?	☐ Yes	☐ No
Leave blank if not applicable; if yes, continue to question 3; if no, provide a memo reflecting the guidelines provided below.

3.	Is our proposed vote consistent with the views of Institutional Shareholder Services?	☐ Yes	☐ No

Leave blank if not applicable.

Please attach a memo containing the following information and documentation supporting the proxy voting decision:

•	A list of the issue(s) where our proposed vote is contrary to our stated Policy (director election, cumulative voting, compensation)

•

A description of any substantive contact with any interested outside party and a proxy voting and governance committee or an AB investment professional that was material to our voting decision. Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, please note as such.

•	If the Independent Compliance Officer has NOT determined that the proposed vote is reasonable, please explain and indicate what action has been, or will be taken.

AB Conflicts Officer Approval (if necessary. Email approval is acceptable.):	Prepared by:

I hereby confirm that the proxy voting decision referenced on this form is reasonable.

Print Name:
AB Conflicts Officer	Date:

Date:

Please return this completed form and all supporting documentation to the Conflicts Officer in the Legal and Compliance Department and keep a copy for your records.

PROXY VOTING AND GOVERNANCE POLICY	28

BlackRock Investment Stewardship

Global Principles

Effective as of January 2023

BlackRock.

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The purpose of this document is to provide an overarching explanation of BlackRock’s approach globally to our responsibilities as a shareholder on behalf of our clients, our expectations of companies, and our commitments to clients in terms of our own governance and transparency.

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Introduction to BlackRock

BlackRock’s purpose is to help more and more people experience financial well-being. We manage assets on behalf of institutional and individual clients, across a full spectrum of investment strategies, asset classes, and regions. Our client base includes pension plans, endowments, foundations, charities, official institutions, insurers, and other financial institutions, as well as individuals around the world. As part of our fiduciary duty to our clients, we consider it one of our responsibilities to promote sound corporate governance, as an informed, engaged shareholder on their behalf. At BlackRock, this is the responsibility of the Investment Stewardship team.

Philosophy on investment stewardship

Companies are responsible for ensuring they have appropriate governance structures to serve the interests of shareholders and other key stakeholders. We believe that there are certain fundamental rights attached to shareholding. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ best interests to create sustainable value. Shareholders should have the right to vote to elect, remove, and nominate directors, approve the appointment of the auditor, and amend the corporate charter or by-laws. Shareholders should be able to vote on key board decisions that are material to the protection of their investment, including but not limited to, changes to the purpose of the business, dilution levels and preemptive rights, and the distribution of income and capital structure. In order to make informed decisions, shareholders need sufficient and timely information. In addition, shareholder voting rights should be proportionate to their economic ownership—the principle of “one share, one vote” helps achieve this balance.

Consistent with these shareholder rights, BlackRock has a responsibility to monitor and provide feedback to companies in our role as stewards of our clients’ investments. Investment stewardship is how we use our voice as an investor to promote sound corporate governance and business practices to help maximize long-term shareholder value for our clients, the vast majority of whom are investing for long-term goals such as retirement. BlackRock Investment Stewardship (BIS) does this through engagement with management teams and/or board members on material business issues and, for those clients who have given us authority, through voting proxies in their best long-term financial interests.1 We also contribute to consultations on public policy and private sector initiatives on industry standards, consistent with our clients’ interests as long-term shareholders.

BlackRock looks to companies to provide timely, accurate, and comprehensive disclosure on all material governance and business matters. This transparency allows shareholders to appropriately understand and assess how relevant risks and opportunities are being effectively identified and managed. Where company reporting and disclosure is inadequate or where the governance approach taken may be inconsistent with durable, long-term value creation for shareholders, we will engage with a company and/or vote in a manner that advances long-term shareholders’ interests.

BlackRock views engagement as an important activity; engagement provides us with the opportunity to improve our understanding of the business and of the risks and opportunities that are material to the

[1]

Through BlackRock Voting Choice we have, since January 2022, made proxy voting easier and more accessible for investors in separate accounts and certain pooled vehicles. As a result, the shares attributed to BlackRock in company share registers may be voted differently depending on whether our clients have authorized BIS to vote on their behalf, have authorized BIS to vote in accordance with a third party policy, or have elected to vote shares in accordance with their own policy. We are not able to disclose which clients have opted to exercise greater control over their voting, nor are we able to disclose which proxy voting policies they have selected.

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companies in which our clients invest. Engagement may also inform our voting decisions. As long-term investors on behalf of clients, we seek to have regular and continuing dialogue with executives and board directors to advance sound governance and durable business practices aligned with long-term value creation, as well as to understand the effectiveness of the company’s management and oversight of material issues. Engagement is an important mechanism for providing feedback on company practices and disclosures, particularly where we believe they could be enhanced to support a company’s ability to deliver financial performance. Similarly, it provides us with an opportunity to hear directly from company boards and management on how they believe their actions are aligned with durable, long-term value creation.

We generally vote in support of management and boards that exhibit an approach to decision-making that is consistent with creating durable, long-term value for shareholders. If we have concerns about a company’s approach, we may choose to explain our expectations to the company’s board and management. Following that engagement, we may signal through our voting that we have outstanding concerns, generally by voting against the re-election of directors we view as having responsibility for an issue. We apply our regional proxy voting guidelines to achieve the outcome that is most aligned with our clients’ long-term financial interests.

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Key themes

We recognize that accepted standards and norms of corporate governance can differ between markets. However, in our experience, there are certain fundamental elements of governance practice that are intrinsic globally to a company’s ability to create long-term value for shareholders. These global themes are set out in this overarching set of principles (the Principles), which are anchored in transparency and accountability. At a minimum, it is our view that companies should observe the accepted corporate governance standards in their domestic market and ask that, if they do not, they explain how their approach better supports durable, long-term value creation.

These Principles cover seven key themes:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure, mergers, asset sales, and other special transactions

•	Compensation and benefits

•	Material sustainability-related risks and opportunities

•	Other corporate governance matters and shareholder protections

•	Shareholder proposals

Our regional and market-specific voting guidelines explain how these Principles inform our voting decisions in relation to specific ballot items for shareholder meetings.

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Boards and directors

Our primary focus is on the performance of the board of directors to promote sound corporate governance. The performance of the board is critical to the economic success of the company and the protection of shareholders’ interests. As part of their responsibilities, board members owe fiduciary duties to shareholders in overseeing the strategic direction and operation of the company. For this reason, BIS sees engaging with and the election of directors as one of our most important and impactful responsibilities.

We support boards whose approach is consistent with creating durable, long-term value. This includes the effective corporate governance and management of material sustainability-related risks and opportunities,2 as well as the consideration of the company’s key constituents including their employees, clients, suppliers, and the communities within which they operate. The board should establish and maintain a framework of robust and effective governance mechanisms to support its oversight of the company’s strategic aims. We look to the board to articulate the effectiveness of these mechanisms in overseeing the management of business risks and opportunities and the fulfillment of the company’s purpose. Disclosure of all material issues that affect the company’s long-term strategy and ability to create value is essential for shareholders to be able to appropriately understand and assess how risks are effectively identified, managed and mitigated.

Where a company has not adequately disclosed and demonstrated that they have fulfilled these responsibilities, we will consider voting against the re-election of directors whom we consider to have particular responsibility for the issue. We assess director performance on a case-by-case basis and in light of each company’s circumstances, taking into consideration our assessment of their governance, business practices that support durable, long-term value creation, and performance. In serving the interests of shareholders, the responsibility of the board of directors includes, but is not limited to, the following:

•	Establishing an appropriate corporate governance structure

•

Supporting and overseeing management in setting long-term strategic goals and applicable measures of value-creation and milestones that will demonstrate progress, and taking steps to address anticipated or actual obstacles to success

•	Providing oversight on the identification and management of material governance and sustainability-related risks

•	Overseeing the financial resilience of the company, the integrity of financial statements, and the robustness of a company’s Enterprise Risk Management[3] framework

[2]

By material sustainability-related risks and opportunities, we mean the drivers of risk and value creation in a company’s business model that have an environmental or social dependency or impact. Examples of environmental issues include, but are not limited to, water use, land use, waste management and climate risk. Examples of social issues include, but are not limited to, human capital management, impacts on the communities in which a company operates, customer loyalty and relationships with regulators. It is our view that well-managed companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses. Governance is the core means by which boards can oversee the creation of durable, long-term value. Appropriate risk oversight of business-relevant and material sustainability-related considerations is a component of a sound governance framework.

[3]

Enterprise risk management is a process, effected by the entity’s board of directors, management, and other personnel, applied in strategy setting and across the enterprise, designed to identify potential events that may affect the entity, and manage risk to be within the risk appetite, to provide reasonable assurance regarding the achievement of objectives. (Committee of Sponsoring

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•	Making decisions on matters that require independent evaluation, which may include mergers, acquisitions and dispositions, activist situations or other similar cases

•	Establishing appropriate executive compensation structures

•	Monitoring business issues including material sustainability-related risks and opportunities, that have the potential to significantly impact the company’s long-term value

There should be clear descriptions of the role of the board and the committees of the board and how they engage with and oversee management. Set out below are ways in which boards and directors can demonstrate a commitment to acting in the best long-term economic interests of all shareholders.

We will seek to engage with the appropriate directors where we have concerns about the performance of the company, board, or individual directors and may signal outstanding concerns in our voting. While we consider these principles to be globally relevant, when assessing a board’s composition and governance processes, we consider local market norms and regulations.

Regular accountability

It is our view that directors should stand for re-election on a regular basis, ideally annually. In our experience, annual re-elections allow shareholders to reaffirm their support for board members or hold them accountable for their decisions in a timely manner. When board members are not re-elected annually, in our experience, it is good practice for boards to have a rotation policy to ensure that, through a board cycle, all directors have had their appointment re-confirmed, with a proportion of directors being put forward for re-election at each annual general meeting.

Effective board composition

Regular director elections also give boards the opportunity to adjust their composition in an orderly way to reflect the evolution of the company’s strategy and the market environment. In our view, it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and in a manner that supports both continuity and appropriate succession planning. We consider the average overall tenure of the board, where we are seeking a balance between the knowledge and experience of longer-serving members and the fresh perspectives of newer members. We encourage companies to keep under regular review the effectiveness of their board (including its size), and assess directors nominated for election or re-election in the context of the composition of the board as a whole. This assessment should consider a number of factors, including the potential need to address gaps in skills, experience, independence, and diversity.

In our view, there should be a sufficient number of independent directors, free from conflicts of interest or undue influence from connected parties, to ensure objectivity in the decision-making of the board and its ability to oversee management. Common impediments to independence may include but are not limited to:

•	Current or recent employment at the company or a subsidiary

•	Being, or representing, a shareholder with a substantial shareholding in the company

Organizations of the Treadway Commission (COSO), Enterprise Risk Management — Integrated Framework, September 2004, New York, NY).

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•	Interlocking directorships

•

Having any other interest, business, or other relationship which could, or could reasonably be perceived to, materially interfere with a director’s ability to act in the best interests of the company and their shareholders

In our experience, boards are most effective at overseeing and advising management when there is a senior independent board leader. This director may chair the board, or, where the chair is also the CEO (or is otherwise not independent), be designated as a lead independent director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board, and encouraging independent director participation in board deliberations. The lead independent director or another appropriate director should be available to shareholders in those situations where an independent director is best placed to explain and contextualize a company’s approach.

When nominating new directors to the board, we look to companies to provide sufficient information on the individual candidates so that shareholders can assess the suitability of each individual nominee and the overall board composition. These disclosures should give an understanding of how the collective experience and expertise of the board aligns with the company’s long-term strategy and business model. Highly qualified, engaged directors with professional characteristics relevant to a company’s business enhance the ability of the board to add value and be the voice of shareholders in board discussions. In our view, a strong board provides a competitive advantage to a company, providing valuable oversight and contributing to the most important management decisions that support long-term financial performance.

It is in this context that we are interested in diversity in the board room. We see it as a means to promoting diversity of thought and avoiding “group think” in the board’s exercise of its responsibilities to advise and oversee management. It allows boards to have deeper discussions and make more resilient decisions. We ask boards to disclose how diversity is considered in board composition, including professional characteristics, such as a director’s industry experience, specialist areas of expertise and geographic location; as well as demographic characteristics such as gender, race/ethnicity and age.

We look to understand a board’s diversity in the context of a company’s domicile, market capitalization, business model and strategy. Increasingly, we see leading boards adding members whose experience deepens the board’s understanding of the company’s customers, employees and communities. Self-identified board demographic diversity can usefully be disclosed in aggregate, consistent with local law. We believe boards should aspire to meaningful diversity of membership, at least consistent with local regulatory requirements and best practices, while recognizing that building a strong, diverse board can take time.

This position is based on our view that diversity of perspective and thought – in the board room, in the management team and throughout the company – leads to better long term economic outcomes for companies. Academic research already reveals correlations between specific dimensions of diversity and effects on decision-making processes and outcomes.4 In our experience, greater diversity in the board room contributes to more robust discussions and more innovative and resilient decisions. Over time, greater diversity in the board room can also promote greater diversity and resilience in the leadership

[4]

For a discussion on the different impacts of diversity see: McKinsey, “Diversity Wins: How Inclusion Matters”, May 2022; Harvard Business Review, Diverse Teams Feel Less Comfortable – and That’s Why They Perform Better, September 2016; “Do Diverse Directors Influence DEI Outcomes”, September 2022

McKinsey, “Diversity Wins: How Inclusion Matters”, May 2022; Harvard Business Review, Diverse Teams Feel Less Comfortable – and That’s Why They Perform Better, September 2016; “Do Diverse Directors Influence DEI Outcomes”, September 2022

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team, and the workforce more broadly. That diversity can enable companies to develop businesses that more closely reflect and resonate with the customers and communities they serve.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. It is our view that objective oversight of such matters is best achieved when the board forms committees comprised entirely of independent directors. In many markets, these committees of the board specialize in audit, director nominations, and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one involving a related party, or to investigate a significant adverse event.

Sufficient capacity

As the role and expectations of a director are increasingly demanding, directors must be able to commit an appropriate amount of time to board and committee matters. It is important that directors have the capacity to meet all of their responsibilities—including when there are unforeseen events – and therefore, they should not take on an excessive number of roles that would impair their ability to fulfill their duties.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements, which should provide a true and fair picture of a company’s financial condition. Accordingly, the assumptions made by management and reviewed by the auditor in preparing the financial statements should be reasonable and justified.

The accuracy of financial statements, inclusive of financial and non-financial information as required or permitted under market-specific accounting rules, is of paramount importance to BlackRock. Investors increasingly recognize that a broader range of risks and opportunities have the potential to materially impact financial performance. Over time, we anticipate investors and other users of company reporting will increasingly seek to understand and scrutinize the assumptions underlying financial statements, particularly those that pertain to the impact of the transition to a low carbon economy on a company’s business model and asset mix. We recognize that this is an area of evolving practice and we look to international standards setters, the International Accounting Standards Board (IASB) and the International Auditing and Assurance Standards Board (IAASB) to provide additional guidance to companies.

In this context, audit committees, or equivalent, play a vital role in a company’s financial reporting system by providing independent oversight of the accounts, material financial and, where appropriate to the jurisdiction, non-financial information, internal control frameworks, and in the absence of a dedicated risk committee, Enterprise Risk Management systems. In our view, effective audit committee oversight strengthens the quality and reliability of a company’s financial statements and provides an important level of reassurance to shareholders.

We hold members of the audit committee or equivalent responsible for overseeing the management of the audit function. Audit committees or equivalent should have clearly articulated charters that set out their responsibilities and have a rotation plan in place that allows for a periodic refreshment of the committee membership to introduce fresh perspectives to audit oversight. We recognize that audit committees will rely on management, internal audit and the independent auditor in fulfilling their responsibilities but look to committee members to demonstrate they have relevant expertise to monitor and oversee those functions.

We take particular note of unexplained changes in reporting methodology, cases involving significant financial restatements, or ad hoc notifications of material financial weakness. In this respect, audit

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committees should provide timely disclosure on the remediation of Key and Critical Audit Matters identified either by the external auditor or internal audit function.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, it is important that auditors are, and are seen to be, independent. Where an audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should have in place a procedure for assessing annually the independence of the auditor and the quality of the external audit process.

Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. The audit committee or equivalent, or a dedicated risk committee, should periodically review the company’s risk assessment and risk management policies and the significant risks and exposures identified by management, the internal auditors or the independent accountants, and management’s steps to address them. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.

Capital structure, mergers, asset sales, and other special transactions

The capital structure of a company is critical to shareholders as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Preemptive rights are a key protection for shareholders against the dilution of their interests.

Effective voting rights are basic rights of share ownership. It is our view that one vote for one share as a guiding principle supports effective corporate governance. Shareholders, as the residual claimants, have the strongest interest in protecting company value, and voting rights should match economic exposure.

In principle, we disagree with the creation of a share class with equivalent economic exposure and preferential, differentiated voting rights. In our view, this structure violates the fundamental corporate governance principle of proportionality and results in a concentration of power in the hands of a few shareholders, thus disenfranchising other shareholders and amplifying any potential conflicts of interest. However, we recognize that in certain markets, at least for a period of time, companies may have a valid argument for listing dual classes of shares with differentiated voting rights. In our view, such companies should review these share class structures on a regular basis or as company circumstances change. Additionally, they should seek shareholder approval of their capital structure on a periodic basis via a management proposal at the company’s shareholder meeting. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.

In assessing mergers, asset sales, or other special transactions, BlackRock’s primary consideration is the long-term economic interests of our clients as shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it can enhance long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executives’ and/or board members’ financial interests in a given transaction have not adversely affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, the recommendation to support should come from the independent directors, a best practice in most markets, and ideally, the terms should have

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been assessed through an independent appraisal process. In addition, it is good practice that it be approved by a separate vote of the non-conflicted parties.

As a matter of sound governance practice, shareholders should have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. In our experience, shareholders are broadly capable of making decisions in their own best interests. We encourage any so-called “shareholder rights plans” proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter.

Compensation and benefits

In most markets, one of the most important roles for a company’s board of directors is to put in place a compensation structure that incentivizes and rewards executives appropriately. There should be a clear link between variable pay and operational and financial performance. Performance metrics should be stretching and aligned with a company’s strategy and business model. BIS does not have a position on the use of sustainability-related criteria, but in our view, where companies choose to include them, they should be as rigorous as other financial or operational targets. Long-term incentive plans should vest over timeframes aligned with the delivery of long-term shareholder value. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their employment. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.

We are not supportive of one-off or special bonuses unrelated to company or individual performance. Where discretion has been used by the compensation committee or its equivalent, we expect disclosure relating to how and why the discretion was used, and how the adjusted outcome is aligned with the interests of shareholders. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however, we are concerned when the rationale for increases in total compensation at a company is solely based on peer benchmarking rather than a rigorous measure of outperformance. We encourage companies to clearly explain how compensation outcomes have rewarded outperformance against peer firms.

We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to forgo rewards when they are not justified by actual performance and/or when compensation was based on faulty financial reporting or deceptive business practices. We also favor recoupment from any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results.

Non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation arrangements should not risk compromising directors’ independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We may vote against members of the compensation committee or equivalent board members for poor compensation practices or structures.

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Material sustainability-related risks and opportunities

It is our view that well-managed companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses. Appropriate oversight of sustainability considerations is a core component of having an effective governance framework, which supports durable, long-term value creation.

Robust disclosure is essential for investors to effectively evaluate companies’ strategy and business practices related to material sustainability-related risks and opportunities. Given the increased understanding of material sustainability-related risks and opportunities and the need for better information to assess them, BlackRock advocates for continued improvement in companies’ reporting, where necessary, and will express any concerns through our voting where a company’s actions or disclosures are inadequate.

BlackRock encourages companies to use the framework developed by the Task Force on Climate-related Financial Disclosures (TCFD) to disclose their approach to ensuring they have a sustainable business model and to supplement that disclosure with industry-specific metrics such as those identified by the Sustainability Accounting Standards Board (SASB), now part of the International Sustainability Standards Board (ISSB) under the International Financial Reporting Standards (IFRS) Foundation.5 While the TCFD framework was developed to support climate-related risk disclosure, the four pillars of the TCFD governance, strategy, risk management, and metrics and targets are a useful way for companies to disclose how they identify, assess, manage, and oversee a variety of sustainability-related risks and opportunities. SASB’s industry-specific guidance (as identified in its materiality map) is beneficial in helping companies identify key performance indicators (KPIs) across various dimensions of sustainability that are considered to be financially material and decision-useful within their industry. In particular, we encourage companies to consider reporting on nature-related factors, given the growing materiality of these issues for many businesses.6 We recognize that some companies may report using different standards, which may be required by regulation, or one of a number of voluntary standards. In such cases, we ask that companies highlight the metrics that are industry- or company-specific.

Climate and other sustainability-related disclosures often require companies to collect and aggregate data from various internal and external sources. We recognize that the practical realities of data-collection and reporting may not line up with financial reporting cycles and companies may require additional time after their fiscal year-end to accurately collect, analyze and report this data to investors. To give investors time to assess the data, we encourage companies to produce climate and other sustainability-related disclosures sufficiently in advance of their annual meeting.

Companies may also adopt or refer to guidance on sustainable and responsible business conduct issued by supranational organizations such as the United Nations or the Organization for Economic Cooperation and Development. Further, industry initiatives on managing specific operational risks may provide useful guidance to companies on best practices and disclosures. Companies should disclose any relevant global climate and other sustainability-related standards adopted, the industry initiatives in which they

[5]

The International Financial Reporting Standards (IFRS) Foundation announced in November 2021 the formation of an International Sustainability Standards Board (ISSB) to develop a comprehensive global baseline of high-quality sustainability disclosure standards to meet investors’ information needs. SASB standards will over time be adapted to ISSB standards but are the reference reporting tool in the meantime.

[6]

While guidance is still under development for a unified disclosure framework related to natural capital, the emerging recommendations of the Taskforce on Nature-related Financial Disclosures (TNFD), may prove useful to some companies.

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participate, any peer group benchmarking undertaken, and any assurance processes to help investors understand their approach to sustainable and responsible business practices.

Climate risk

It is our view that climate change has become a key factor in many companies’ long-term prospects. As such, as long-term investors we are interested in understanding how companies may be impacted by material climate-related risks and opportunities—just as we seek to understand other business-relevant risks and opportunities—and how these factors are considered within strategy in a manner consistent with the company’s business model and sector. Specifically, we look for companies to disclose strategies they have in place that mitigate and are resilient to any material risks to their long-term business model associated with a range of climate-related scenarios, including a scenario in which global warming is limited to well below 2°C, considering global ambitions to achieve a limit of 1.5°C.7 It is, of course, up to each company to define their own strategy: that is not the role of BlackRock or other investors.

BIS recognizes that climate change can be challenging for many companies, as they seek to drive long-term value by mitigating risks and capturing opportunities. A growing number of companies, financial institutions, as well as governments, have committed to advancing decarbonization in line with the Paris Agreement. There is growing consensus that companies can benefit from the more favorable macroeconomic environment under an orderly, timely and equitable global energy transition.8 Yet the path ahead is deeply uncertain and uneven, with different parts of the economy moving at different speeds.9 Many companies are asking what their role should be in contributing to an orderly and equitable transition – in ensuring a reliable energy supply and energy security, and in protecting the most vulnerable from energy price shocks and economic dislocation. In this context, we encourage companies to include in their disclosure a business plan for how they intend to deliver long-term financial performance through a transition to global net zero carbon emissions, consistent with their business model and sector.

We look to companies to disclose short-, medium- and long-term targets, ideally science-based targets where these are available for their sector, for Scope 1 and 2 greenhouse gas emissions (GHG) reductions and to demonstrate how their targets are consistent with the long-term economic interests of their shareholders. Many companies have an opportunity to use and contribute to the development of low carbon energy sources and technologies that will be essential to decarbonizing the global economy over time. We also recognize that continued investment in traditional energy sources, including oil and gas, is required to maintain an orderly and equitable transition — and that divestiture of carbon-intensive assets is unlikely to contribute to global emissions reductions. We encourage companies to disclose how their capital allocation to various energy sources is consistent with their strategy.

At this stage, we view Scope 3 emissions differently from Scopes 1 and 2, given methodological complexity, regulatory uncertainty, concerns about double-counting, and lack of direct control by companies. While we welcome any disclosures and commitments companies choose to make regarding

[7]

The global aspiration to achieve a net-zero global economy by 2050 is reflective of aggregated efforts; governments representing over 90% of GDP have committed to move to net-zero over the coming decades. In determining how to vote on behalf of clients who have authorized us to do so, we look to companies only to address issues within their control and do not anticipate that they will address matters that are the domain of public policy.

[8]

For example, BlackRock’s Capital Markets Assumptions anticipate 25 points of cumulative economic gains over a 20-year period in an orderly transition as compared to the alternative. This better macro environment will support better economic growth, financial stability, job growth, productivity, as well as ecosystem stability and health outcomes.

[9]	BlackRock, “Managing the net-zero transition”, February 2022.

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Scope 3 emissions, we recognize these are provided on a good-faith basis as methodology develops. Our publicly available commentary provides more information on our approach to climate risk.

Key stakeholder interests

In order to advance long-term shareholders’ interests, companies should consider the interests of the various parties on whom they depend for their success over time. It is for each company to determine their key stakeholders based on what is material to their business and long-term financial performance. Most commonly, key stakeholders include employees, business partners (such as suppliers and distributors), clients and consumers, regulators, and the communities in which they operate.

Considering the interests of key stakeholders recognizes the collective nature of long-term value creation and the extent to which each company’s prospects for growth are tied to its ability to foster strong sustainable relationships with and support from those stakeholders. Companies should articulate how they address adverse impacts that could arise from their business practices and affect critical business relationships with their stakeholders. We encourage companies to implement, to the extent appropriate, monitoring processes (often referred to as due diligence) to identify and mitigate potential adverse impacts and grievance mechanisms to remediate any actual adverse material impacts. In our view, maintaining trust within these relationships can contribute to a company’s long-term success.

As a long-term shareholder on behalf of our clients, we find it helpful when companies disclose how they have identified their key stakeholders and considered their interests in business decision-making. We are also interested to understand the role of the board, which is well positioned to ensure that the approach taken is informed by and aligns with the company’s strategy and purpose.

Other corporate governance matters and shareholder protections

It is our view that shareholders have a right to material and timely information on the financial performance and viability of the companies in which they invest. In addition, companies should publish information on the governance structures in place and the rights of shareholders to influence these structures. The reporting and disclosure provided by companies help shareholders assess whether their economic interests have been protected and the quality of the board’s oversight of management. We believe shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms, to submit proposals to the shareholders’ meeting, and to call special meetings of shareholders.

Corporate Form

In our view, it is the responsibility of the board to determine the corporate form that is most appropriate given the company’s purpose and business model.10 Companies proposing to change their corporate form to a public benefit corporation or similar entity should put it to a shareholder vote if not already required to do so under applicable law. Supporting documentation from companies or shareholder proponents proposing to alter the corporate form should clearly articulate how the interests of shareholders and different stakeholders would be impacted as well as the accountability and voting mechanisms that would be available to shareholders. As a fiduciary on behalf of clients, we generally

[10]	Corporate form refers to the legal structure by which a business is organized.

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support management proposals if our analysis indicates that shareholders’ interests are adequately protected. Relevant shareholder proposals are evaluated on a case-by-case basis.

Shareholder proposals

In most markets in which BlackRock invests on behalf of clients, shareholders have the right to submit proposals to be voted on by shareholders at a company’s annual or extraordinary meeting, as long as eligibility and procedural requirements are met. The matters that we see put forward by shareholders address a wide range of topics, including governance reforms, capital management, and improvements in the management or disclosure of sustainability-related risks.

BlackRock is subject to certain requirements under antitrust law in the United States that place restrictions and limitations on how BlackRock can interact with the companies in which we invest on behalf of our clients, including our ability to submit shareholder proposals. As noted above, we can vote, on behalf of clients who authorize us to do so, on proposals put forth by others.

When assessing shareholder proposals, we evaluate each proposal on its merit, with a singular focus on its implications for long-term value creation. We consider the business and economic relevance of the issue raised, as well as its materiality and the urgency with which we believe it should be addressed. We take into consideration the legal effect of the proposal, as shareholder proposals may be advisory or legally binding depending on the jurisdiction. We would not support proposals that we believe would result in over-reaching into the basic business decisions of the company.

Where a proposal is focused on a material governance or sustainability-related risk that we agree needs to be addressed and the intended outcome is consistent with long-term value creation, we will look to the board and management to demonstrate that the company has met the intent of the request made in the shareholder proposal. Where our analysis and/or engagement indicate an opportunity for improvement in the company’s approach to the issue, we may support shareholder proposals that are reasonable and not unduly prescriptive or constraining on management. Alternatively, or in addition, we may vote against the re-election of one or more directors if, in our assessment, the board has not responded sufficiently or with an appropriate sense of urgency. While we may not agree with all aspects of a shareholder proponent’s views or all facets of the proponent’s supporting statement, we may still support proposals that address material governance or sustainability-related risks where we believe it would be helpful for shareholders to have more detailed information on how those risks are identified, monitored, and managed to support a company’s ability to deliver long-term financial returns. We may also support a proposal if management is on track, but we believe that voting in favor might accelerate progress.

BlackRock’s oversight of its investment stewardship activities

Oversight

BlackRock maintains three regional advisory committees (Stewardship Advisory Committees) for a) the Americas; b) Europe, the Middle East and Africa (EMEA); and c) Asia-Pacific, generally consisting of senior BlackRock investment professionals and/or senior employees with practical boardroom experience. The regional Stewardship Advisory Committees review and advise on amendments to BIS proxy voting guidelines covering markets within each respective region (Guidelines). The advisory committees do not determine voting decisions, which are the responsibility of BIS.

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In addition to the regional Stewardship Advisory Committees, the Investment Stewardship Global Oversight Committee (Global Committee) is a risk-focused committee, comprised of senior representatives from various BlackRock investment teams, a senior legal representative, the Global Head of Investment Stewardship (Global Head), and other senior executives with relevant experience and team oversight. The Global Oversight Committee does not determine voting decisions, which are the responsibility of BIS.

The Global Head has primary oversight of the activities of BIS, including voting in accordance with the Guidelines, which require the application of professional judgment and consideration of each company’s unique circumstances. The Global Committee reviews and approves amendments to these Principles. The Global Committee also reviews and approves amendments to the regional Guidelines, as proposed by the regional Stewardship Advisory Committees.

In addition, the Global Committee receives and reviews periodic reports regarding the votes cast by BIS, as well as updates on material process issues, procedural changes, and other risk oversight considerations. The Global Committee reviews these reports in an oversight capacity as informed by the BIS corporate governance engagement program and the Guidelines.

BIS carries out engagement with companies, monitors and executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant Guidelines. BIS also conducts research on corporate governance issues and participates in industry discussions to contribute to and keep abreast of important developments in the corporate governance field. BIS may utilize third parties for certain of the foregoing activities and performs oversight of those third parties. BIS may raise complicated or particularly controversial matters for internal discussion with the relevant investment teams and governance specialists for discussion and guidance prior to making a voting decision.

Vote execution

BlackRock votes on proxy issues when our clients authorize us to do so. We offer certain clients who prefer their holdings to be voted consistent with specific values or views Voting Choice.11 When BlackRock votes on behalf of our clients, we carefully consider proxies submitted to funds and other fiduciary account(s) (Fund or Funds) for which we have voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which we have voting authority based on our evaluation of the best long-term economic interests of our clients as shareholders, in the exercise of our independent business judgment, and without regard to the relationship of the issuer of the proxy (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures”, below).

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with the Guidelines for the relevant market. The Guidelines are reviewed annually and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by the applicable Stewardship Advisory Committees. BIS analysts may, in the exercise of their professional judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is required or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

[11]	To learn more visit https://www.blackrock.com/corporate/about-us/investment-stewardship/blackrock-voting-choice

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In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers, the decision generally will be made by a Fund’s portfolio managers and/or BIS based on their assessment of the particular transactions or other matters at issue.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include, but are not limited to: i) untimely notice of shareholder meetings; ii) restrictions on a foreigner’s ability to exercise votes; iii) requirements to vote proxies in person; iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); v) potential difficulties in translating the proxy; vi) regulatory constraints; and vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these situations on a “best-efforts” basis. In addition, BIS may determine that it is generally in the best interests of BlackRock’s clients not to vote proxies (or not to vote our full allocation) if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.

Portfolio managers have full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item on their investors. Portfolio managers may, from time to time, reach differing views on how best to maximize economic value with respect to a particular investment. Therefore, portfolio managers may, and sometimes do, vote shares in the Funds under their management differently from BIS or from one another. However, because BlackRock’s clients are mostly long-term investors with long-term economic goals, ballots are frequently cast in a uniform manner.

Conflicts management policies and procedures

BIS maintains policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:

•	BlackRock clients who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock

•	Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock

•	Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock

•	BlackRock, Inc. board members who serve as senior executives or directors of public companies held in Funds managed by BlackRock

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BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:

•	Adopted the Guidelines which are designed to advance our clients’ interests in the companies in which BlackRock invests on their behalf

•

Established a reporting structure that separates BIS from employees with sales, vendor management, or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access to BIS. BIS prioritizes engagements based on factors including, but not limited to, our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management, or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met

•

Determined to engage, in certain instances, an independent third party voting service provider to make proxy voting recommendations as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the voting service provider provides BlackRock with recommendations, in accordance with the Guidelines, as to how to vote such proxies. BlackRock uses an independent voting service provider to make proxy voting recommendations for shares of BlackRock, Inc. and companies affiliated with BlackRock, Inc. BlackRock may also use an independent voting service provider to make proxy voting recommendations for:

•	public companies that include BlackRock employees on their boards of directors

•	public companies of which a BlackRock, Inc. board member serves as a senior executive or a member of the board of directors

•	public companies that are the subject of certain transactions involving BlackRock Funds

•	public companies that are joint venture partners with BlackRock, and

•	public companies when legal or regulatory requirements compel BlackRock to use an independent voting service provider

In selecting a voting service provider, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and make recommendations in the best economic interest of our clients in accordance with the Guidelines, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned recommendations in a timely manner. We may engage more than one voting service provider, in part to mitigate potential or perceived conflicts of interest at a single voting service provider. The Global Committee appoints and reviews the performance of the voting service providers, generally on an annual basis.

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Securities lending

When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. Securities lending is a well-regulated practice that contributes to capital market efficiency. It also enables funds to generate additional returns for a fund, while allowing fund providers to keep fund expenses lower.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is informed by our fiduciary responsibility to act in our clients’ best interests. In most cases, BlackRock anticipates that the potential long-term value to the Fund of voting shares would be less than the potential revenue the loan may provide the Fund. However, in certain instances, BlackRock may determine, in its independent business judgment as a fiduciary, that the value of voting outweighs the securities lending revenue loss to clients and would therefore recall shares to be voted in those instances.

The decision to recall securities on loan as part of BlackRock’s securities lending program in order to vote is based on an evaluation of various factors that include, but are not limited to, assessing potential securities lending revenue alongside the potential long-term value to clients of voting those securities (based on the information available at the time of recall consideration).12 BIS works with colleagues in the Securities Lending and Risk and Quantitative Analysis teams to evaluate the costs and benefits to clients of recalling shares on loan.

Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.

Voting guidelines

The issue-specific Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. The Guidelines are not intended to be exhaustive. BIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, the Guidelines do not indicate how BIS will vote in every instance. Rather, they reflect our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting and vote transparency

We are committed to transparency in the stewardship work we do on behalf of clients. We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. Each year we publish an annual report that provides a global overview of our investment stewardship engagement and voting activities and a voting spotlight that summarizes our voting over a proxy year.13 Additionally, we make public our market-specific voting guidelines for the benefit of clients and companies with whom we engage. We also publish commentaries to share our perspective on market developments and emerging key themes.

[12]

Recalling securities on loan can be impacted by the timing of record dates. In the United States, for example, the record date of a shareholder meeting typically falls before the proxy statements are released. Accordingly, it is not practicable to evaluate a proxy statement, determine that a vote has a material impact on a fund and recall any shares on loan in advance of the record date for the annual meeting. As a result, managers must weigh independent business judgement as a fiduciary, the benefit to a fund’s shareholders of recalling loaned shares in advance of an estimated record date without knowing whether there will be a vote on matters which have a material impact on the fund (thereby forgoing potential securities lending revenue for the fund’s shareholders) or leaving shares on loan to potentially earn revenue for the fund (thereby forgoing the opportunity to vote).

[13]	The proxy year runs from July 1 to June 30 of the proceeding calendar year.

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At a more granular level, we publish quarterly our vote record for each company that held a shareholder meeting during the period, showing how we voted on each proposal and explaining any votes against management proposals or on shareholder proposals. For shareholder meetings where a vote might be high profile or of significant interest to clients, we may publish a vote bulletin after the meeting, disclosing and explaining our vote on key proposals. We also publish a quarterly list of all companies with which we engaged and the key topics addressed in the engagement meeting.

In this way, we help inform our clients about the work we do on their behalf in promoting the governance and business models that support durable, long-term value creation.

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Want to know more?

blackrock.com/stewardship | contactstewardship@blackrock.com

This document is provided for information and educational purposes only. Investing involves risk, including the loss of principal.

Prepared by BlackRock, Inc.

©2023 BlackRock, Inc. All rights reserved. BLACKROCK is a trademark of BlackRock, Inc., or its subsidiaries in the United States and elsewhere. All other trademarks are those of their respective owners.

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Proxy Voting Policies and Procedures

Amended as of September 2023

I.	Types of Accounts for Which ClearBridge Votes Proxies

II.	General Guidelines

III.	How ClearBridge Votes

IV.	Conflicts of Interest

A.	Procedures for Identifying Conflicts of Interest

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

C.	Third Party Proxy Voting Firm—Conflicts of Interest

V.	Voting Policy

A.	Election of Directors

B.	Proxy Contests

C.	Auditors

D.	Proxy Contest Defenses

E.	Tender Offer Defenses

F.	Miscellaneous Governance Provisions

G.	Capital Structure

H.	Executive and Director Compensation

I.	State/Country of Incorporation

J.	Mergers and Corporate Restructuring

K.	Social and Environmental Issues

L.	Miscellaneous

VI.	Other Considerations

A.	Share Blocking

B.	Securities on Loan

VII.	Disclosure of Proxy Voting

VIII.	Recordkeeping and Oversight

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Proxy Voting Policies and Procedures

Amended as of September 2023

I.	TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client for which it has investment discretion unless the investment management agreement provides that the client or other authorized party (e.g., a trustee or named fiduciary of a plan) is responsible for voting proxies.

II.	GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III.	HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and each individual portfolio management team may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s policies are reviewed annually and its proxy voting process is overseen and coordinated by its Proxy Committee.

2

IV.	CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

A.	Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.

ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Franklin Resources, Inc. (“Franklin”) business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s Chief Compliance Officer.

2.

ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3.

As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Franklin unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Franklin affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Franklin business units and because of the existence of informational barriers between ClearBridge and certain other Franklin business units. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Franklin business unit or non-ClearBridge Franklin officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4.

A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

1.

ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

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2.

All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

3.

The Proxy Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

4.	If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5.

If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

•	disclosing the conflict to clients and obtaining their consent before voting;

•	suggesting to clients that they engage another party to vote the proxy on their behalf;

•	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

•	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

C.	Third Party Proxy Voting Firm—Conflicts of Interest

With respect to a third-party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

*

Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

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V.	VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

A.	Election of Directors

1.	Voting on Director Nominees in Uncontested Elections.

a.	We withhold our vote from a director nominee who:

•	attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

•	received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

•	is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms;

•	is a member of the company’s compensation committee if the compensation committee ignore a say on pay proposal that a majority of shareholders opposed;

•	is a member of the company’s nominating committee and there is no gender diversity on the board (or those currently proposed for election to the board do not meet that criterion).

•	is a member of the company’s nominating committee and there is no racial/ethnic diversity on the board (or those currently proposed for election to the board do not meet that criterion).[1]

b.	We vote on a case-by-case basis in the following circumstances:

•

Significant Greenhouse Gas (GHG) Emitters—We will generally vote against the Chair of the board and the Chair of the responsible committee for companies that are significant GHG emitters in cases where the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy. Minimum steps include detailed disclosure of climate-related risks, such as the Task Force on Climate-related Financial Disclosures (TCFD); and, at this time, “appropriate” GHG emissions reductions targets (i.e., short-

1. This position only applies to Anglo markets which is defined as US, Canada, UK, Ireland, Australia and New Zealand.

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term and medium-term GHG reduction targets or net zero by 2050 GHG reduction targets).

•

Lack of Progress Towards Addressing Emissions—We may decide to vote against the Chair of the board and relevant Directors in connection with our net zero commitment if we determine that insufficient progress has been made towards addressing emissions. Such a vote against the Chair and Directors would be one of the final steps in our net zero escalation policy. A vote against the Chair and Directors would only be considered after extensive direct engagement with the company and where there is insufficient progress being made via engagement after several years. This vote would be placed on an ad hoc basis and only upon our specific request.

c.	We vote for all other director nominees.

2.	Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

•	Designation of a lead director

•	Majority of independent directors (supermajority)

•	All independent key committees

•	Size of the company (based on market capitalization)

•	Established governance guidelines

•	Company performance

3.	Majority of Independent Directors

a.

We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

b.	We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

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4.	Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5.	Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

6.	Director and Officer Indemnification and Liability Protection

a.	Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

b.	We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c.

We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d.

We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director’s legal expenses would be covered.

7.	Director Qualifications

a.

We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

b.	We vote against shareholder proposals requiring two candidates per board seat.

B.	Proxy Contests

1.	Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2.	Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

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C.	Auditors

1.	Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2.	Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3.	Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4.	Indemnification of Auditors

We vote against proposals to indemnify auditors.

D.	Proxy Contest Defenses

1.	Board Structure: Staggered vs. Annual Elections

a.	We vote against proposals to classify the board.

b.	We vote for proposals to repeal classified boards and to elect all directors annually.

2.	Shareholder Ability to Remove Directors

a.	We vote against proposals that provide that directors may be removed only for cause.

b.	We vote for proposals to restore shareholder ability to remove directors with or without cause.

c.	We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

d.	We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3.	Cumulative Voting

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a.	If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b.	If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c.

If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4.	Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5.	Shareholder Ability to Call Special Meetings

a.	We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

b.

We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6.	Shareholder Ability to Act by Written Consent

a.	We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b.	We vote for proposals to allow or make easier shareholder action by written consent.

7.	Shareholder Ability to Alter the Size of the Board

a.	We vote for proposals that seek to fix the size of the board.

b.	We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8.	Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

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9.	Amendment of By-Laws

a.	We vote against proposals giving the board exclusive authority to amend the by-laws.

b.	We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10.	Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

•	shareholder rights are protected;

•	there is negligible or positive impact on shareholder value;

•	management provides adequate reasons for the amendments; and

•	the company is required to do so by law (if applicable).

E.	Tender Offer Defenses

1.	Poison Pills

a.	We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

b.

We vote on a case-by-case basis on shareholder proposals to redeem a company’s poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

c.

We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision—poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

2.	Fair Price Provisions

a.	We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

b.	We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3.	Greenmail

a.	We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

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b.	We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4.	Unequal Voting Rights

a.	We vote against dual class exchange offers.

b.	We vote against dual class re-capitalization.

5.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

a.	We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6.	Supermajority Shareholder Vote Requirement to Approve Mergers

a.	We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

7.	White Knight/Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F.	Miscellaneous Governance Provisions

1.	Confidential Voting

a.

We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

b.	We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1. above.

2.	Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

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3.	Bundled Proposals

We vote on a case-by-case basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

4.	Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5.	Other Business

We vote for proposals that seek to bring forth other business matters.

6.	Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

7.	Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G.	Capital Structure

1.	Common Stock Authorization

a.	We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

b.	Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

•	Company has already issued a certain percentage (i.e. greater than 50%) of the company’s allotment.

•	The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.

c.	We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

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2.	Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3.	Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4.	Blank Check Preferred Stock

a.	We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

b.	We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

c.

We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d.	We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

5.	Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6.	Preemptive Rights

a.	We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

•	Size of the Company.

•	Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

•	Percentage of the rights offering (rule of thumb less than 5%).

b.	We vote on a case-by-case basis for shareholder proposals seeking the elimination of preemptive rights.

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7.	Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

8.	Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9.	Dual-Class Stock

10.

We vote for proposals to eliminate dual-class structures, unless a company has a stated policy that stipulates that the dual class structure will be eliminated in a period not to exceed 5 years from its initial public offering. Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11.	Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

12.	Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H.	Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

1.	OBRA-Related Compensation Proposals

a.	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

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We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b.	Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c.	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

d.	Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2.	Expensing of Options

We vote for proposals to expense stock options on financial statements.

3.	Shareholder Proposals to Limit Executive and Director Pay

a.

We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

b.	We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

4.	Reports to Assess the Feasibility of Including Sustainability as a Performance Metric

We vote in favor of non-binding proposals for reports on the feasibility of including sustainability as a performance metric for senior executive compensation.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

•	Compensation committee comprised of independent outside directors

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•	Maximum award limits

•	Repricing without shareholder approval prohibited

•	3-year average burn rate for company

•	Plan administrator has authority to accelerate the vesting of awards

•	Shares under the plan subject to performance criteria

5.	Golden Parachutes

a.	We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

b.

We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

6.	Golden Coffins

a.

We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

b.

We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

7.	Anti-Tax Gross-up Policy

a.

We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

b.

We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

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8.	Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

9.	Employee Stock Purchase Plans

a.	We vote for qualified plans where all of the following apply:

•	The purchase price is at least 85 percent of fair market value

•	The offering period is 27 months or less

•	The number of shares allocated to the plan is five percent or less of outstanding shares

If the above do not apply, we vote on a case-by-case basis.

b.	We vote for non-qualified plans where all of the following apply:

•	All employees of the company are eligible to participate (excluding 5 percent or more beneficial owners)

•	There are limits on employee contribution (ex: fixed dollar amount)

•	There is a company matching contribution with a maximum of 25 percent of an employee’s contribution

•	There is no discount on the stock price on purchase date (since there is a company match)

If the above do not apply, we vote against the non-qualified employee stock purchase plan.

10.	401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

11.	Stock Compensation Plans

a.	We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

b.	We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

12.	Directors Retirement Plans

a.	We vote against retirement plans for non-employee directors.

b.	We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

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13.	Management Proposals to Reprice Options

We vote against management proposals seeking approval to reprice options.

14.	Shareholder Proposals Regarding Executive and Director Pay

a.	We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

b.	We vote against shareholder proposals requiring director fees be paid in stock only.

c.	We vote against shareholder proposals to eliminate vesting of options and restricted stock on change of control.

d.	We vote for shareholder proposals to put option repricing to a shareholder vote.

e.

We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

f.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

g.

We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

15.	Management Proposals on Executive Compensation

For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal. When management and the external service provider disagree, the proposal becomes a refer item. In the case of a Refer item, the factors under consideration will include the following:

•	Company performance over the last 1, 3, and 5-year periods on a total shareholder return basis

•	Performance metrics for short- and long-term incentive programs

•	CEO pay relative to company performance (is there a misalignment)

•	Tax gross-ups to senior executives

•	Change-in-control arrangements

•	Presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives

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16.	Stock Retention / Holding Period of Equity Awards

We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (>50 percent) portion of their shares acquired through equity compensation plans, either:

•	While employed and/or for one to two years following the termination of their employment; or

•	For a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period

The following factors will be taken into consideration:

•	Whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place

•	Actual stock ownership of the company’s named executive officers

•	Policies aimed at mitigating risk taking by senior executives

•	Pay practices at the company that we deem problematic

I.	State/Country of Incorporation

1.	Voting on State Takeover Statutes

a.	We vote for proposals to opt out of state freeze-out provisions.

b.	We vote for proposals to opt out of state disgorgement provisions.

2.	Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company’s state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3.	Control Share Acquisition Provisions

a.	We vote against proposals to amend the charter to include control share acquisition provisions.

b.	We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

c.	We vote for proposals to restore voting rights to the control shares.

d.	We vote for proposals to opt out of control share cashout statutes.

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J.	Mergers and Corporate Restructuring

1	Mergers and Acquisitions

a.

We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc.); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

2	Corporate Restructuring

a.

We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

3	Spin-offs

a.	We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4	Asset Sales

a.	We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5	Liquidations

a.

We vote on a case-by-case basis on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6	Appraisal Rights

a.	We vote for proposals to restore, or provide shareholders with, rights of appraisal.

7	Changing Corporate Name

a.	We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

8	Conversion of Securities

a.

We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

9	Stakeholder Provisions

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a.	We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

K.	Social and Environmental Issues

When considering environmental and social (E&S) proposals, we have an obligation to vote proxies in the best interest of our clients, considering both shareholder value as well as societal impact.

1.	Sustainability Reporting

a.	We vote for proposals seeking greater disclosure on the company’s environmental, social & governance policies and practices;

b.	We vote for proposals that would require companies whose annual revenues are at least $5 billion to prepare a sustainability report. All others will be decided on a case-by-case basis.

2.	Diversity & Equality

a.	We vote for proposals supporting nomination of most qualified candidates, inclusive of a diverse pool of women and people of color, to the Board of Directors and senior management levels;

b.	We vote for proposals requesting comprehensive disclosure on board diversity;

c.	We vote for proposals requesting comprehensive disclosure on employee diversity;

d.	We vote for proposals requesting comprehensive reports on gender and racial pay disparity;

e.	We vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity.

3.	Climate Risk Disclosure

a.

We vote for climate proposals that are not overly prescriptive seeking more disclosure on financial, physical or regulatory risks related to climate change and/or how the company measures and manages such risks;

b.	We vote for climate proposals that are not overly prescriptive requesting a report/disclosure of goals on GHG emissions reduction targets from company operations and/or products;

4.	Case-by-case E&S proposals (examples):

a.	Animal welfare policies;

b.	Human rights and related company policies;

c.	Talent acquisition and retention policies; we generally support proposals that enable a company to recruit, support and retain talent in a globally competitive world;

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d.	Operations in high-risk or sensitive areas;

e.	Product integrity and marketing; and

f.	Proposals asking a company to conduct an independent racial equity and/or civil rights audit, which we generally support but vote on a case-by-case basis given the variability in the language.

L.	Miscellaneous

1.	Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

2.	Political Contributions

We will vote in favor of non-binding proposals for reports on corporate lobbying and political contributions.

In general, we vote on a case-by-case basis on other shareholder proposals pertaining to political contributions. In determining our vote on political contribution proposals we consider, among other things, the following:

•	Does the company have a political contributions policy publicly available

•	How extensive is the disclosure on these documents

•	What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures

•	Does the company provide information on its trade association expenditures

•	Total amount of political expenditure by the company in recent history

3.	Operational Items

a.	We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

b.	We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

c.	We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

d.	We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

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e.	We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

f.	We vote against proposals to approve other business when it appears as voting item.

4.	Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of a quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	regulatory filings

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

5.	Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6.	Stock (Scrip) Dividend Alternatives

a.	We vote for most stock (scrip) dividend proposals.

b.	We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.

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The voting policy guidelines set forth herein will be reviewed annually and may be changed by ClearBridge in its sole discretion.

VI.	OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

A.	Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

B	Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

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VII.	DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Franklin business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Franklin business unit) how s/he intends to vote without obtaining prior approval from ClearBridge’s Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Franklin business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s Chief Compliance Officer.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s Chief Compliance Officer before making or issuing a public statement.

VIII.	RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

•

a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

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To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

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13.	Great Lakes Advisors, LLC Proxy Voting Policies and Procedures

13.1	Statement of Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Firm generally retains proxy-voting authority with respect to securities purchased for its clients, unless otherwise agreed upon with the particular client. When the Firm retains the proxy voting authority, the Firm has a fiduciary duty to votes proxies in the best interest of its clients and in accordance with these policies and procedures (this “Proxy Voting Policy”). The Firm may decide to not vote proxies in proprietary pilot accounts.

In order to administer this Proxy Voting Policy the Firm has created a Proxy Committee comprised of senior personnel of the Firm, including portfolio management, Operations and Compliance departments.

13.2	Risks

In developing these policies and procedures, The Firm considered numerous risks associated with the proxy voting process. This analysis includes risks such as:

•	The Firm’s proxy voting policies and procedures are not reasonably designed to ensure that proxies are voted in the best interests of the Firm’s clients;

•	Proxies are not identified and processed in a timely manner;

•	Proxies are not voted in clients’ best interests;

•	Conflicts of interest between the Firm and a client are not identified or resolved appropriately;

•	The Firm does not conduct an investigation reasonably designed to ensure that its voting determinations are not based on materially inaccurate or incomplete information;

•	Third-party proxy voting services retained by the Firm do not vote proxies according to the Firm’s instructions and in clients’ best interests;

•	The Firm does not conduct appropriate evaluation and oversight of the third-party proxy voting services retained by the Firm;

•	Proxy voting records, client requests for proxy voting information, and the Firm’s responses to such requests, are not properly maintained;

•	The Firm lacks policies regarding clients’ participation in class actions.

The Firm has established policies and procedures to mitigate these risks.

13.3	Use of Third-Party Proxy Voting Service

While the voting of proxies remains a fiduciary duty of the Firm, the Firm may contract with service providers to perform certain functions with respect to proxy voting, subject to the oversight by the Firm, as described in these procedures.

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If or when GLA decides to rely on the recommendations of a proxy advisory firm versus our own extensive internal research, GLA 1) would determine if the proxy advisory firm has the capacity and competency to make such voting recommendations, and conduct due diligence reviews of the firm; 2) would determine if the proxy recommendations made by the firm are based on materially accurate information; 3) would identify and address any conflicts of interest of the proxy firm to ensure that GLA continues to vote proxies in the best interests of its clients; 4) would review the proxy firm’s consistency of voting with guidelines, fees and disclosures as relevant, and other items; and 5) would adopt policies and procedures reasonably designed to provide sufficient oversight of the proxy advisory firm and review the proxy firm’s services and practices on an on-going or periodic basis.

The Firm has entered into an agreement with Institutional Shareholder Services, Inc. (“ISS”) to provide the Firm with its analysis on proxies and to facilitate the electronic voting of proxies. The Firm has instructed ISS to execute all proxies in accordance with the applicable ISS guidelines, except with respect to Special Voting Issues (as defined below) or unless otherwise instructed by the Firm with respect to a particular vote. The Compliance Department manages the Firm’s relationship with ISS.

Proxies relating to securities held in client accounts will be sent directly to ISS. If a proxy is received by the Firm and not sent directly to ISS, the Firm will promptly forward the proxy to ISS. Having ISS complete the actual voting of all proxies provides a central source for the Firm’s proxy voting records.

13.4	Proxy Voting Guidelines for Stamford-Based Strategies

ISS’ Standard Guidelines and U.S. Taft-Hartley Guidelines. Except as described below, the Firm will vote proxies for its clients, including the commingled funds managed by the Firm, through the use of ISS’ services in accordance with applicable ISS guidelines. When voting in accordance with ISS guidelines, the Firm will generally apply the ISS’ Standard Guidelines. For the Firm’s Taft-Hartley clients, however, the Firm will vote proxies in accordance with ISS’ U.S. Taft-Hartley Guidelines.

Special Voting Issues. ISS will notify the Firm of certain votes involving, without limitation, certain material mergers and acquisition transactions, reorganizations, capital structure changes, dissolutions, conversions or consolidations, dissident shareholders, contested director elections, and certain social and environmental proposals (“Special Voting Issues”). With respect to all proxies involving Special Voting Issues, a member of the Proxy Committee and the applicable portfolio manager will conduct a more detailed analysis of the issuer or the specific matter to be voted on and will determine whether the Firm will follow ISS recommendations or whether the Firm will make an independent determination on how to vote the proxy in accordance with the best interests of the clients. The Operations Department will send the Firm’s decision on how to vote the proxy to ISS, which will vote the proxy.

Client-Directed Proxies. In the event that a client-directed proxy is in conflict with ISS Guidelines, the Firm will vote in accordance with the client’s proxy guideline. ISS will execute the vote as directed by the Firm.

ISS’ Conflicts and Other Instances of Deviation from ISS Guidelines. In the event that (i) the Firm becomes aware of a conflict of interest between the Firm and ISS, (ii) ISS is unable to complete or provide its research and analysis regarding a security on a timely basis or (iii) the Firm determines that voting in accordance with ISS guidelines is not in the best interest of the client, the Firm will not vote in accordance with ISS guidelines. In such cases, the Firm will make an independent decision on how to vote, which may or may not be consistent with ISS guidelines. ISS will execute the vote as directed by the Firm.

Conflicts of the Firm. In seeking to avoid conflicts, the Firm will vote in accordance with applicable ISS guidelines (i) if an employee of the Firm or one of its affiliates is on the board of directors of a company held in client accounts or (ii) if a conflict of interest exists between the Firm and a client with respect to the issuer. In the event of a conflict of interest between the Firm and a client, the Firm’s voting in accordance with ISS

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guidelines does not relieve the Firm of its fiduciary obligation to either vote in the client’s best interest or to provide to the client a full and fair disclosure of the conflict and obtain the client’s informed consent.

In the case of ERISA clients, if the investment management agreement reserves to the ERISA client the authority to vote proxies when the Firm determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Firm will give the ERISA client the opportunity to vote the proxies themselves. Absent the client reserving voting rights, the Firm will vote the proxies in accordance with this Proxy Voting Policy.

When the Firm votes proxies on behalf of the account of a corporation, or a pension plan sponsored by a corporation, in which the Firm’s other clients also own stock, the Firm will vote the proxy for its other clients in accordance with applicable ISS guidelines and the proxy for the corporation or its pension plan’s account as directed by the corporation.

13.5	Proxy Voting Guidelines for the Chicago and Tampa-Based Strategies

Governance. A company’s board of directors is responsible for the overall governance of the corporation, for representing the interests of shareholders, and for overseeing the company’s relationships with other stakeholders. Hallmarks of an effective board typically include independence, accountability, and diversity of backgrounds and experiences.

Board of Directors

•

Director Elections – The Firm will typically support the company’s candidates for the board of directors unless there is a compelling reason to withhold support, such as poor attendance, insufficient board independence, over-boarding, or failure to satisfactorily carry out the duties and responsibilities of a director. In situations where there are competing candidates or competing slates of candidates, the Firm will vote in the best interests of our clients.

•	Annual Elections – The Firm generally supports the annual election of all directors. We believe that annual elections improve the accountability of board members.

•

Independent Chair – In most circumstances, the Firm believes that investor interests are served best when the board is led by an independent, non-executive chairperson. For instances when the CEO is also the board chair, the Firm supports the appointment of an independent lead director.

•

Board Diversity – The Firm believes that boards are more effective when they are made up of directors with diverse backgrounds, experiences, and areas of expertise. The Firm may withhold support from members of the Nominating or Governance Committees if there is insufficient diversity on the board and an adequate explanation is not disclosed.

•

Board Committees – To avoid conflicts of interest, the Firm believes that members of the Audit, Compensation, and Nominating Committees should consist exclusively of independent directors. When this is not the case, the Firm may withhold support from members of the Nominating or Governance Committees.

Compensation

•

Executive Compensation – The Firm believes that every company is unique and, therefore, compensation plans will vary. We will evaluate compensation proposals on a case-by-case basis. Some of the criteria we will use in our analysis include:

•	Disclosure – explanation of executive compensation plans should be clear, complete, and timely.

•

Performance-based – compensation should be linked to the financial metrics that best reflect value creation on behalf of shareholders and should include both short-term and long-term performance metrics.

•	Link to relevant ESG performance – ideally, a component of compensation should be linked to performance on material ESG issues that are likely to affect the financial performance of the company.

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•

Reasonableness – the total amount of compensation and the breakdown between base salary, annual incentive, long-term incentive, and stock option plans should be reasonable. Re-pricing or replacing underwater stock options, as well as excessive use of discretionary or guaranteed bonuses, should be avoided. Peer groups used by the company for comparative purposes should be appropriate.

We prefer companies to sponsor a say-on-pay vote on an annual basis.

•

Director Compensation – In order to attract and retain qualified individuals and to ensure the alignment of directors’ interests with those of shareholders, the Firm believes that effective director compensation should be reasonable in size, consist of equity that fully vests on the grant date, and should include multi-year equity holding requirements. Director compensation should not include performance-based components that may conflict with directors’ roles representing shareholders’ interests.

•

Compensation Committee – The Firm may withhold support from members of the Compensation Committee if there is a lack of alignment between executive compensation and corporate performance or when significant opposition to a say-on-pay proposal is not addressed adequately.

Shareholder Rights

•

Proxy Access – Granting long-term shareholders the ability to nominate director candidates can improve board accountability. the Firm generally supports proxy access proposals with the following criteria: nominating investors must in aggregate hold at least three percent of outstanding shares; they must have held those shares continuously for at least three years; and nominees must constitute less than a majority of directors.

•

Supermajority Voting – The Firm opposes supermajority voting rules whereby a simple majority vote (i.e. 50% + 1) is insufficient to pass a measure. We will generally vote against proposals to implement a supermajority provision and in favor of proposals to implement a simple majority provision.

•	Cumulative Voting – The Firm generally opposes cumulative voting provisions, wherein a shareholder can combine all of their director votes in favor of a single candidate.

•	Written Consent – The Firm will vote in support of enabling shareholders to act through written consent and vote against proposals limiting this right.

•	Special Meetings – The Firm s will generally vote in support of reasonable provisions that provide shareholders the right to call special meetings.

•

Virtual Meetings – The Firm recognizes the importance of annual in-person meetings, which provide a unique forum for shareholders to communicate with corporate leadership. We also recognize the benefits provided by virtual annual meetings, which enable shareholders to participate without incurring the time and expense of travel. We will support proposals that establish a hybrid in-person/virtual meeting and against proposals that eliminate in-person annual meetings in favor of virtual-only meetings.

•	Poison Pills – The Firm generally votes against poison pills or other anti-takeover measures that prevent the majority of shareholders from exercising their rights.

•	Meeting Adjournment – Great Lakes Advisors will vote against the adjournment of meetings in order to solicit additional votes.

•	Other Business – The Firm will vote against proposals to conduct other business at the meeting, which extends blank check powers to those acting as proxies.

•	Bylaw Amendments – The Firm will vote in favor of proposals to require bylaw amendments be approved by shareholders and against proposals to allow bylaw amendments without shareholder approval.

Environmental and Social Issues

Disclosure

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•

The disclosure by companies of information on environmental and social issues that can affect the financial performance of the company will aid investors in making better, more well-informed investment decisions.

•

The Firm will generally support proposals requesting companies disclose additional information on relevant environmental and social issues when current disclosure levels are determined to be insufficient.

Climate Change

•

The Firm generally supports proposals asking companies to take steps to reduce risks resulting from climate change such as reducing greenhouse gas emissions, improving resource use efficiency, and increasing the use of renewable energy.

Diversity

•	The Firm believes that a diverse workforce free from discrimination is in the best interest of companies and their shareholders.

•

Policies – The Firm generally supports proposals asking companies to include language in diversity statements or policies specifically prohibiting discrimination based upon sexual orientation or gender identity.

•	Disclosure – The Firm generally supports proposals asking companies to disclose information on employee diversity including publishing their EEO-1 reports.

Workplace Issues

•	The Firm will generally support proposals requesting the adoption of workplace codes of conduct that address working conditions, fair wages, child labor, and forced labor.

•	The Firm will generally support proposals requesting companies to adopt vendor or supplier standards addressing workplace safety, worker abuse or intimidation, forced labor, child labor, and fair pay.

•	The Firm will support on a case-by-case basis proposals asking companies to audit and disclose audit results of workplaces and supply chains.

Other Issues

Lobbying

•

The Firm believes that companies may benefit from engaging in lobbying activities in order to influence policies or legislation that may affect their business. Lobbying may be funded either directly or indirectly through third-party groups such as trade associations.

•	The Firm will review on a case-by-case basis proposals asking companies to disclose information about their lobbying activities.

Political Contributions

•

The Firm believes that making contributions to political candidates is generally not in the best interest of shareholders in that politicians will advocate for positions on a wide range of issues. Political influence by companies is more effective when conducted through lobbying on specific issues and advocating a specific position beneficial to the company and its shareholders.

•	The Firm will review on a case-by-case basis proposals asking companies to disclose information about their political contributions.

13.6	Abstentions; Determination Not to Vote

The Firm may abstain from voting if the Firm determines that abstention is in the best interests of the client. In making this determination, the Firm will consider various factors, including but not limited to (i) the costs (e.g., translation or travel costs) associated with exercising the proxy and (ii) any legal restrictions on trading resulting from the exercise of the proxy.

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Some clients of the Firm participate in securities lending. The Firm will not vote securities that are out on loan within a securities lending program.

13.7	Securities No Longer Owned

The Firm will not review the proxy votes for securities that are no longer owned by a client account at the time of the proxy meeting.

13.8	Proxy Voting Audit Procedures and Oversight of Third-Party Proxy Voting Service

When the Firm is voting in accordance with ISS guidelines, the Operations Department reviews the “pre-populated” votes on the ISS’ electronic voting platform before ISS executes the vote. When voting on Special Voting Issues or in other instances of voting not in accordance with ISS guidelines, the Firm’s Operations Department itself “pre-populates” votes on the ISS’ electronic voting platform before ISS executes the vote.

Periodically, a random sample of the proxies voted by ISS will be audited to ensure ISS is voting in accordance with applicable ISS guidelines or consistent with the Firm’s direction, as applicable. A sample of votes on Special Voting Issues will also be reviewed to evaluate whether the Firm’s voting determinations were consistent with this Proxy Voting Policy and in its clients’ best interest.

Annually, the Proxy Committee will review ISS and its policies and methodologies. This review will include, among others, the following topics and determinations:

•

that ISS has the capacity and competence to adequately analyze proxy issues, including the adequacy and quality of its staffing, personnel and /or technology and any material changes in the ISS staffing and technology since the last review;

•	whether ISS has an effective process for seeking timely input from issuers and its clients with respect to its proxy voting policies, methodologies and peer group constructions;

•

whether ISS engages with issuers, including its process for ensuring that it has complete and accurate information about the issuer and each particular matter, and ISS’ process, if any, for investment advisers to access the issuers’ views about ISS’ voting recommendations;

•

whether the Firm has sufficient information on and understanding of ISS’ methodologies and the factors underlying ISS’ voting recommendations, including an understanding of how ISS obtains information relevant to its voting recommendations and how it engages with issuers and third parties;

•

whether ISS is independent and can make recommendations in an impartial manner in the best interests of the Firm’s clients. This analysis will include a review of (i) any ISS actual or potential conflicts known to the Firm, (ii) ISS’ policies and procedures on identifying, disclosing and addressing conflicts of interest, and (iii) whether ISS is disclosing its actual or potential conflicts to the Firm in a timely, transparent and accessible manner;

•

ISS’ internal controls, including but not limited to a review of ISS’ business continuity plan, methodologies with respect to implementing the Firm’s voting instructions, proxy record keeping and internal and independent third-party audit certifications;

•	Any factual errors, potential incompleteness, or potential methodological weaknesses in the ISS’ analysis known to the Firm and whether such errors, incompleteness or weaknesses materially affected

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ISS’ recommendations. The Firm will also access ISS’ process for disclosure to the Firm and efforts to correct any such identified errors, incompleteness or weaknesses.

Based on the Firm’s assessment of ISS and its service levels, the Firm can make a determination to obtain information about and consider alternative service providers to ISS.

13.9	Disclosure

The Firm will disclose in its Form ADV Part 2A that clients may contact the Firm in order to obtain information on how the Firm voted such client’s proxies, and to request a copy of this Proxy Voting Policy. If a client requests this information, the Client Servicing and Operations Departments will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired: (i) the name of the issuer, (ii) the proposal voted upon and (iii) how the Firm voted the client’s proxy.

A summary of this Proxy Voting Policy will be included in the Firm’s Form ADV Part 2, which is delivered to all clients. The summary will be updated whenever this Proxy Voting Policy is updated.

As a matter of policy, the Firm does not disclose how it expects to vote on upcoming proxies. Additionally, the Firm does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

13.10	Conflicts of Interest

Any actual or potential material conflict of interest regarding a proposal for which GLA has voting authority due to a business relationship, personal relationship, or familial relationship with GLA or an affiliate of GLA (including employees), the conflict shall be disclosed to the Proxy Committee, and the ballot shall be voted in alignment with recommendations from an independent proxy voting service to be determined at such time required. A business conflict of interest will be considered material if at least 1% of the annual revenue of GLA or “WHAMCO Holding” (GLA and its subsidiaries) is derived from a business relationship with the parties involved. GLA shall in no case vote the shares of Wintrust Financial Corp. (WTFC, GLA’s parent company) that may be held in GLA accounts, and as such no conflict of interest shall exist with respect to such holdings.

13.11	Proxy Voting Record Keeping

The Firm will maintain a record of items 1-3 below in its files. In accordance with its services contract with the Firm, ISS will maintain a record of items 4 and 5 below in its files.

1.	Copies of this Proxy Voting Policy, and any amendments thereto;

2.

A copy of any document the Firm created that was material to making a decision on how to vote proxies, or that memorializes that decision. For votes that are inconsistent with ISS’ guidelines, the Firm must document the rationale for its vote;

3.	A copy of each written client request for information on how the Firm voted such client’s proxies, and a copy of any written response to such request;

4.	A copy of each proxy statement that the Firm or ISS receives regarding client securities; and

5.	A record of each vote that the Firm casts.

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13.12	Class Actions

The Firm does not direct clients’ participation in class actions, as disclosed in Part 2 of Form ADV. The Compliance Department will determine whether to return any documentation inadvertently received by the Firm regarding clients’ participation in class actions to the sender, or to forward such information to the appropriate clients.

13.13	Annual Policy Review

The Proxy Committee will review, no less frequently than annually, the adequacy of this Proxy Voting Policy and the effectiveness of its implementation and determine whether the Policy is reasonably designed to ensure that the Firm casts proxy votes on behalf of its clients in the best interests of such clients.

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February 2022

NEUBERGER BERMAN

Governance and Proxy Voting Guidelines

NEUBERGER | BERMAN

ABOUT NEUBERGER BERMAN

Founded in 1939, Neuberger Berman is a private, 100% independent, employee-owned investment manager. From offices in 34 cities worldwide, the firm manages a range of strategies—including equity, fixed income, quantitative and multi-asset class, private equity and hedge funds—on behalf of institutions, advisors and individual investors globally. With more than 500 investment professionals and over 2,000 employees in total, Neuberger Berman has built a diverse team of individuals united in their commitment to delivering compelling investment results for our clients over the long term. That commitment includes active consideration of environmental, social and governance factors. Our culture has afforded us enviable retention rates among our senior investment staff and has earned us a citation from Pensions & Investments as a Best Place to Work in Money Management for six consecutive years.

JONATHAN BAILEY HEAD OF ESG INVESTING WWW.NB.COM/ESG

GOVERNANCE AND PROXY VOTING

OBJECTIVE

Neuberger Berman Group LLC (“Neuberger Berman Group” and collectively with its affiliates “Neuberger Berman” or the “firm”) believes that engagement is a dialogue between investors and companies focused on positively influencing corporate governance behaviors to drive long- term, sustainable returns. We have codified our approach in our Stewardship and Engagement Policy. One important way in which we exercise engagement is through voting proxies on behalf of our advisory clients for whom we have voting authority. We do this in order to fulfill our fiduciary responsibility to protect our clients’ best interests and as an important component of our approach to creating shareholder value.

The below statements serve as a guide to our voting approach and are representative of our general views on these matters. We reserve case-by-case judgment in all instances where we believe a different vote serves the economic best interests of our clients. Additionally, since corporate governance- related law, standards and best practices tend to differ between markets, we consider these local nuances when voting in a given market.

In addition, we recognize that some of our investments—including but not limited to those listed outside major stock exchanges, mutual funds, exchange-traded funds, closed-end funds and special purpose acquisition companies—do not operate in markets where it would be appropriate to apply the full breadth of our guidelines. In those instances we will vote based on our assessment of best practices that protect shareholder value.

RISK OVERSIGHT & BOARD RESPONSIBILITIES

We expect boards in both the ordinary course of business and during special sessions to review and plan for relevant and material risk factors for the long-term sustainability of the business. We recognize that companies have diverse stakeholders that present many perspectives; we expect that given its oversight responsibility, the board remains open-minded in its evaluation of these issues. We identify continuing education, board evaluations, succession planning, shareholder and stakeholder engagement, and the adoption of best practices as indicators of oversight quality.

We expect, at minimum, to see disclosure on the existence of an Enterprise Risk Management framework, the roles and responsibilities of key committees, and comprehensive descriptions of the background and skills of directors. We identify assumptions as key risks to the effective oversight of management by the board and believe these are best mitigated by active and diverse boards.

Neuberger Berman has a longstanding belief that material environmental, social and governance (ESG) factors are important drivers of long- term investment returns from both an opportunity and risk mitigation perspective. We believe the board should identify and appropriately address financially material risks to the company’s business fundamentals and to its long-term sustainable growth, including but not limited to environmental, social and governance (ESG) issues. Neuberger Berman may hold the chair of the governance committee accountable if the board does not maintain oversight of material ESG issues.

ELECTION OF DIRECTORS

Neuberger Berman believes a Board of Directors should be comprised primarily of qualified, independent, diverse directors with relevant experience. We believe having a board that is, at a minimum, majority, and preferably two-thirds, independent is a critical governance requirement. Neuberger Berman believes these factors, along with periodic board and committee refreshment, will facilitate driving a company’s performance, creating shareholder value while protecting and enhancing shareholders’ interests.

Generally, we support management nominees; however, there are instances when Neuberger Berman may withhold its votes from or vote against the management nominee(s), for example, when the firm believes a board or certain of its members have:

•	failed to act in the best economic interests of shareholders

•	failed to maintain independent audit, compensation and nominating committees

•	failed to attend at least 75% of a company’s board and committee meetings without a reasonable excuse

•	failed to adopt a material shareholder proposal that received the support of a majority of shareholders

•	failed to appoint an independent chair or a lead independent director or

1

•	adopted bylaw amendments that negatively affect shareholder rights without obtaining a shareholder vote

2

GOVERNANCE AND PROXY VOTING

We expect companies to have robust anti-corruption practices and may vote against members of the appropriate board committee where we find poor oversight of matters related to compliance with sanctions or interactions with foreign governments.

We evaluate the composition of the board to ensure shareholders are represented by individuals who are well positioned to assess and understand both traditional and abstract business risks, have a history of operating in complex environments, subscribe to the highest level of ethical standards and hold others to it, and are able to present themselves as a credible voice of not only shareholders, but also stakeholders such as clients, employees and communities, among others. We believe these qualities to be vital to the challenging, deliberative discourse that we expect boards of our portfolio companies to possess.

As we scrutinize the director nominees, we ask that companies provide expanded context for the specific skills or areas of focus for individual directors. These should include experiences that required risk expertise or strategy oversight that aligns with the needs of the company at present. While we do not support the notion of a one-issue director, we ask that companies identify who is well positioned to lead on top strategy, risk and ESG areas for the company. While long tenure or age should not necessarily discount the contribution of any one director, we will evaluate these traits as they relate to the overall composition of the board, including appropriate refreshment. Where the composition of the board does not satisfy our assessment of the needs at the company, we may hold the longest-tenured directors or the chair of the nominating and governance committee accountable to signal a need for appropriate director succession planning to be implemented.

Instances of interlocking directorships (CEOs serving on each other’s boards) and problematic related party transactions may pose conflicts of interest and may lead us to vote against the director. Because of the significance of financial reporting and disclosure, Neuberger Berman believes that a CFO should report to the Board and not be a member. We usually will vote against a director who is the CFO of the subject company. We will closely scrutinize board representation awarded to third parties and investors with board influence that is not proportional to economic interest. These instances, along with contested elections and other special situations, will be evaluated by Neuberger Berman on a case-by-case basis.

We believe it is of great importance and will facilitate transparency if the members of the audit, compensation and nominating and governance committees are independent. We likely will withhold or vote against a director who sits on a key committee of the board and is an affiliate or an insider. Neuberger Berman expects each member of the audit committee to have the applicable expertise to carry out his or her responsibilities in an effective and diligent manner. Should a company be required to restate its financials, Neuberger Berman will closely evaluate audit committee members sitting at the time the issues arose. If a director has served on a board of at least one company with a record of poor performance, inadequate risk oversight, accounting-related issues or other indicators of actions that appeared to be against the interest of shareholders, we may vote against that director. We typically reexamine our determinations by considering: the length of time passed since the incident that caused the concern, shareholder support for the director, the director’s role (e.g. member of the audit committee when accounting issues arose).

Additionally, overboarding is a concern for Neuberger Berman, and we generally believe a public company executive should only sit on an aggregate of two public company boards and a director who is not a public company executive should serve on no more than four public company boards. If we withhold votes for a director who is a public company executive, typically we will not withhold the vote from the director at the company on which he or she serves as an executive. Neuberger Berman considers if a director serves on a SPAC board or an investment company when evaluating director board commitments given the different time commitment requirements these board typically require.

We believe there has been ample time for boards to take up and address issues of gender representation. If the board has not included a female director in the last 12 months or if there are no clearly articulated plans to include a qualified female nominee, we will vote against the chair of the nominating committee. Starting in 2023, Neuberger Berman may hold the chair of the nominating committee accountable if the board is not at least 30% female.

Neuberger Berman expects companies to disclose board racial and ethnic diversity at the aggregate level. Neuberger Berman may hold the chair of the nominating committee accountable if the board fails to disclose board composition, and may take voting action if the board lacks racial or ethnic diversity.

3

GOVERNANCE AND PROXY VOTING

Further, we may hold companies to higher standards of board diversity where market or listing requirements are more stringent. Neuberger Berman usually supports governance shareholder proposals to:

•	declassify a board

•	eliminate cumulative voting

•	elect directors by a majority of votes cast in uncontested elections

•

separate the positions of Chairman and CEO; appoint a lead independent director. We recognize that there are instances in which it may be appropriate to combine the CEO and Chair roles, including a current strong lead independent director, strong performance and governance provisions

Recognizing the importance of attracting and retaining qualified directors, we are supportive of strong indemnification provisions, so long as such proposals provide for the duty of care.

CAPITAL DEPLOYMENT FOR LONG-TERM VALUE CREATION

Our voting on capital issues is informed by our philosophy that companies should allocate capital to maximize long-term risk-adjusted shareholder value. We believe they should effect an economic returns-based capital allocation system; maintain efficient corporate capital structures that minimize the risk-adjusted cost of capital; avoid excessive leverage or excessive cash buildup; regularly return excess capital to shareholders, and explore divestitures/spin-offs of non-core assets and business units for which divestiture will enhance shareholder value. Additionally, boards should provide transparent information on the oversight of capital deployment choices, including identifying the appropriate responsible committee, and be able to discuss their methodology.

We expect large mergers, acquisitions, reorganizations or similar actions to be subject to a shareholder vote. Neuberger Berman often supports value-driven M&A strategies, but will evaluate all proposals on this matter on a case-by-case basis.

EXECUTIVE COMPENSATION

We expect each company to design compensation policies that are appropriate to its situation and that will attract and retain skilled executives who will be incentivized to increase their company’s long-term shareholder value. We expect compensation committees to design, adopt and clearly articulate a strong link between executive compensation and performance.

In our evaluation of compensation plans, we seek to understand how the metrics selected are related to the medium- to long-term business strategy articulated by executives. Performance incentives should be tied to challenging targets with disclosure around target-setting in relation to prior high-water marks. We expect boards to be able to discuss the potential long-term impacts of the chosen metrics, such as their impact on investments in R&D and human capital, or the ability to effectively deploy capital in the future. We additionally expect a robust discussion on the selection of the appropriate peer set, and how individual companies in that set are relevant to both the business and the compensation of the executives themselves.

Performance periods should be sufficiently long to ensure executives do not manage to too short of a time horizon, with at least a three-year performance period appropriate for most long-term incentive plan metrics. We do not believe long-term incentive plans (LTIPs) should have annual components, whether vesting or awards, and will additionally scrutinize plans that annually reload awards to create outcomes that become disengaged from the returns seen by shareholders.

We are particularly sensitive to outsized awards as a result of committee discretion, where absolute returns were negative, use of metrics susceptible to ‘gaming’, and/or where a payout previously occurred for the attainment of the same metric. We also closely scrutinize the quantum and timing of the disposition of shares by Named Executive Officers in the context of any repurchase activity at the company. Neuberger Berman believes it is imperative for management and the board to maintain a significant equity ownership in the Company to

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GOVERNANCE AND PROXY VOTING

ensure alignment with shareholders’ interests. As we expect incentive compensation to relate directly to the creation of long-term value for shareholders, we generally expect extended vesting of equity awards, bonus and equity plans to provide for clawbacks, equity compensation plans that do not permit repricing or reloading, and “golden parachute” proposals that encourage management to negotiate transactions in shareholders’ best interest. We also believe that advisory votes on executive compensation should be held on an annual basis.

Due to the diverse requirements of companies in which we invest, Neuberger Berman typically determines whether to support an executive compensation proposal after a case-by-case assessment, considering among other things, industry, size, performance, financial condition and historic pay practices. Where we identify insufficient alignment with the interests of our clients or insufficient disclosure to perform an analysis, we will vote against the compensation plan.

EQUITY-BASED COMPENSATION PLAN PROPOSALS

We generally support the adoption of equity-based compensation plans because they often facilitate the alignment of management’s interests with shareholders. However, we do consider the cost of a plan and its qualitative metrics. The expense of any equity plan is considered in conjunction with a company’s operating metrics to determine whether the cost is excessive. We also consider certain qualitative metrics of the plan, including awards’ performance metrics and targets, whether the plan provides for repricing. We likely will vote against plans that are excessively dilutive, costly and provide for repricing, or allow increases in shares available under the plan without shareholder approval.

OPTION EXCHANGES, REPRICING, BACKDATING

We typically are opposed to repricing plans, exchange programs and plans with evergreen provisions. We expect to vote against plans with repricing and exchange provisions; however, there may circumstances in which a repricing provision or exchange provision is approved, such as a steep decline, not just in a company’s value, but also the industry or macroeconomic environment. The repricing plan or exchange program may help the company retain employees in a precarious environment. We find backdating options and related actions unacceptable and will not support them.

DIRECTOR COMPENSATION PLANS

Neuberger Berman believes nonemployee directors should receive appropriate compensation that may consist of cash and equity. We recognize that compensating directors with equity awards facilitates the directors’ alignment with shareholders, for which we are wholly supportive. The equity awards for directors should only reflect compensation, not be performance-based, so that directors do not engage in risk-taking.

EMPLOYEE STOCK PURCHASE PLANS

Employee Stock Purchase Plans (ESPP) provide employees with ownership in the company, which strengthens the alignment with shareholders. We view these plans as being beneficial to companies and their shareholders because they typically are available to a broad employee group and the annual purchases are limited by statute. Neuberger Berman expects to support most ESPPs unless the employee base to whom the plan is offered is unduly limited (e.g., only to senior executives).

SHAREHOLDER RIGHTS

Neuberger Berman generally supports significant shareholder representation and the protection of minority rights. As such, it generally supports shareholder or management proposals regarding proxy access, although each instance is examined on a case-by-case basis, considering factors such as company size, existing or management-proposed proxy access provisions, board independence, diversity, experience, tenure, requested ownership percentage and holding requirement, among other things. We also generally support the right of shareholders to call a special meeting and—where the right does not exist—to act by written consent. We generally believe a special meeting threshold in the range of 20 – 25% is appropriate at most companies, where other circumstances such as a large single-shareholder would not lead to a potential for misuse.

5

GOVERNANCE AND PROXY VOTING

It is our view that in most matters presented for shareholder approval, a majority vote is appropriate. Therefore we typically support proposals to eliminate supermajority provisions. The firm usually is opposed to cumulative voting; however, there may be certain instances when we will support a cumulative voting proposal. For example companies with tiered voting classes and those controlled by a significant shareholder may lend themselves to the adoption of cumulative voting. Neuberger Berman generally supports stewardship and corporate governance codes, as well as other efforts to codify best practices. Where we find issues at odds with the practices of our portfolio companies, we will seek to use these frameworks to engage in constructive dialogue on the subject.

Neuberger Berman generally believes in the alignment of voting rights with economic interest (i.e. one vote, one share). We may, where appropriate, support proposals to equalize the voting rights of shareholders, including the elimination of special voting share classes and the establishment of single-class voting structures. Each instance is reviewed on a case-by-case basis and is rooted in an economic assessment of the costs and opportunities for shareholders.

We recognize that, on occasion, companies may choose to reincorporate their domicile. We analyze these changes closely and are generally supportive of these efforts where they are in the economic interest of our clients, with reduced legal costs, streamlined judicial process, proximity to corporate headquarters, or improved governance provisions serving as common positive dimensions of such measures. We believe the designation of Delaware (or its state of incorporation) as a company’s exclusive forum for certain governance-related litigation is appropriate provided it is done in the spirit of permitting a more efficient resolution of such matters for both the plaintiff and the company, and does not contain onerous provisions like mandatory arbitration.

On the subject of the venue and format of shareholder meetings, we believe it should strike a balance between providing access and transparency while taking advantage of new technology and cost efficiencies. As such we typically will not vote against directors for the approval of a virtual meeting format, but continue to recognize that such a shift should facilitate, not abridge, shareholder access.

ANTI-TAKEOVER PROVISIONS & SHAREHOLDER RIGHTS PLANS (“POISON PILLS”)

Neuberger Berman generally does not support the adoption of anti-takeover provisions, including shareholder rights plans. In cases of unilateral adoption by the board, we will evaluate these proposals on a case-by-case basis in order to determine whether the action was in the best interest of shareholders and appropriately proportional to the circumstances. If we deem the action to be adverse to shareholder interests, we will generally vote against members of the governance committee and the chairman/lead independent director. Where the plan itself is subject to a vote, we will additionally evaluate whether there are tax-related benefits (net-operating-loss pills), the protection of which may be in the economic interest of our clients.

ENVIRONMENTAL ISSUES

Neuberger Berman believes that all companies must be able to identify key financially material environmental risks to their business. We will generally support shareholder proposals asking for increased disclosure where our assessment finds that existing materials are significantly lagging behind the disclosure of peers and recognized disclosure frameworks necessary for investors to assess these risks. Neuberger Berman is broadly supportive of the work of the Task Force on Climate-related Financial Disclosures (TCFD) and the International Sustainability Standards Board (ISSB), which includes the Sustainability Accounting Standards Board (SASB). We also support the work of the Transition Pathways Initiative and encourage boards to reference and utilize its Management Quality score as a resource to strengthen its own practices and management of climate issues. Companies can look to those frameworks as a reference of leading best practices.

Specific to climate-related risk, Neuberger Berman expects companies to:

•	Establish board oversight of climate risk

•	Disclose key climate-related metrics such as Scope 1 and 2 greenhouse gas (GHG) emissions and material Scope 3 GHG emissions

•	Establish GHG emissions reduction targets certified by a credible third party such as the Science Based Targets Initiative

•	Produce reporting in alignment with the recommendations of the TCFD

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We expect directors to be familiar with these recommendations and be able to discuss how they relate to the risk assessment for their business. Neuberger Berman may hold the chair of the board or lead independent director accountable if we determine a company is not adequately managing climate-related risks.

While our primary analysis focuses on material topics, we recognize that due to changes such as rising supply chain complexity, shifting consumer trends and regulatory changes, among many others, companies should continue to be aware of salient issues that may become more important over time.

SOCIAL ISSUES

We believe that companies have a variety of stakeholders and encourage engagement with those parties that may positively or negatively impact the stability, performance and sustainability of the business. While we believe that regulators and legislators are best positioned to address market-level social concerns, we recognize the value of leadership in those areas that improve the company’s reputation and its ability to be seen as a responsible participant in the broad economy and the communities in which it operates. Where we identify issues that we believe can significantly harm the value of our clients’ investments, we will pursue a course of action, including engagement, or the support of a shareholder proposal, among others, that most constructively mitigates these risks.

Given the potential reputational impact of the use of company funds in relation to trade associations and political processes, Neuberger Berman will generally support shareholder proposals asking for disclosure and/or reports on this issue. In our detailed evaluation of the proposals, we find the Center for Public Accountability Zicklin Index (CPA-Zicklin) to be an informative guidepost for assessing appropriate disclosure in relation to both the market and industry peers.*

Neuberger Berman believes topics related to human capital are among the most significant risks and opportunities for companies. We expect boards to disclose and be able to discuss efforts to make the companies inclusive, attractive and high-retention environments. We identify this as a vital component in attracting and retaining talent for the long-term sustainable success of the companies we invest in. Neuberger Berman expects U.S.-based companies to disclose their EEO-1 data annually and expect data for multiple years to be publicly available. We will typically support related resolutions at companies whose workforce disclosure falls short relative to peers. Neuberger Berman supports inclusive and diverse working environments, and will generally support shareholder proposals seeking to establish comprehensive equal opportunity and anti-discrimination provisions. Neuberger Berman also generally supports efforts to study and report on any discrepancies in compensation based on gender.

*  Neuberger Berman does not maintain a formal relationship with the Center for Public Accountability. Lawrence Zicklin is a former employee of Neuberger Berman and served as the Non-Executive Chairman of the Board from 1999 to 2003. He rejoined the Board in 2009 and continues to serve as an independent director.

Neuberger Berman 1290 Avenue of the Americas New York, NY 10104-0001

U0089 3/22 ©2022 Neuberger Berman BD LLC. All rights reserved.	www.nb.com

Proxy Voting Policies and Procedures

February 2023

I.	Introduction and General Principles

A.

Certain subsidiaries of Neuberger Berman Group LLC (“NB”) have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients and exercise such responsibility according to these policies and procedures.

B.

NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

C.

NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940, fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations, the UK Stewardship Code, the Japan Stewardship Code and other applicable laws and regulations.

D.

In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

E.

In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB’s proxy votes for other client accounts.

F.

NB will seek to vote all shares under its authority so long as that action is not in conflict with client instructions. There may be circumstances under which NB may abstain from voting a client proxy, such as when NB believes voting would not be in clients’ best interests (e.g., not voting in countries with share blocking or meetings in which voting would entail additional costs). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the clients and, in the case of an ERISA client and other accounts and clients subject to similar local laws, a plan’s participants and beneficiaries. NB’s decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client’s investment and whether this expected effect would outweigh the cost of voting.

II.	Responsibility and Oversight

A.	NB has designated a Governance & Proxy Committee (“Proxy Committee”) with the responsibility for:

(i)	developing, authorizing, implementing and updating NB’s policies and procedures;

(ii)	administering and overseeing the governance and proxy voting processes; and

(iii)	engaging and overseeing any third-party vendors as voting delegates to review, monitor and/or vote proxies.

NB, at the recommendation of the Proxy Committee, has retained Glass, Lewis & Co., LLC (“Glass Lewis”) as its voting delegate.

B.	The Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.

Proxy Voting Policies and Procedures

C.

The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer (Equities), the Director of Global Equity Research, the Head of ESG Investing, and certain portfolio managers. A senior member of the Legal and Compliance Department will advise the Proxy Committee and may vote as a full member of the Committee if a vote is needed to establish a quorum or in the event that a vote is needed to break a tie. The Director of Investment Stewardship serves in an advisory role to the Proxy Committee but may also vote as a full member of the Committee if a vote is needed to establish a quorum or in the event that a vote is needed to break a tie.

D.

In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the remaining members of the Proxy Committee shall constitute an ad hoc independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

III.	Proxy Voting Guidelines

A.

The Proxy Committee developed the Governance and Proxy Voting Guidelines (“Voting Guidelines”) based on our Governance and Engagement Principles. These Guidelines are updated as appropriate and generally at least on an annual basis. With input from certain of our investment professionals, the modifications are intended to reflect emerging corporate governance issues and themes. The Proxy Committee recognizes that in certain circumstances it may be in the interests of our clients to deviate from our Voting Guidelines.

B.

Our views regarding corporate governance and engagement, and the related stewardship actions, are informed by our ESG Investing group, in consultation with professionals in the Legal & Compliance and Global Equity Research groups, among others. These insightful, experienced and dedicated groups enable us to think strategically about engagement and stewardship priorities.

C.

We believe NB’s Voting Guidelines generally represent the voting positions most likely to support our clients’ best economic interests across a range of sectors and contexts. These guidelines are not intended to constrain our consideration of the specific issues facing a particular company on a particular vote, and so there will be times when we deviate from the Voting Guidelines.

D.

In the event that a portfolio manager or other investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies other than as provided in NB’s Voting Guidelines, the portfolio manager or other investment professional will submit in writing to the Proxy Committee the basis for his or her recommendation. The Proxy Committee will review this recommendation in the context of the specific circumstances of the proxy vote being considered and with the intention of voting in the best interest of our clients.

IV.	Proxy Voting Procedures

A.

NB will vote client proxies in accordance with a client’s specific request even if it is in a manner inconsistent with NB’s proxy votes for other client accounts. Such specific requests should be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

B.	NB has engaged Glass Lewis as its advisor and voting agent to:

(i)	provide research on proxy matters;

(ii)	in a timely manner, notify NB of and provide additional solicitation materials made available reasonably in advance of a vote deadline;

(iii)	vote proxies in accordance with NB’s Voting Guidelines or as otherwise instructed and submit such proxies in a timely manner;

(iv)	handle other administrative functions of proxy voting;

Proxy Voting Policies and Procedures

(v)	maintain records of proxy statements and additional solicitation materials received in connection with proxy votes and provide copies of such proxy statements promptly upon request; and

(vi)	maintain records of votes cast.

C.

Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to Glass Lewis.

D.	NB retains final authority and fiduciary responsibility for proxy voting.

V.	Conflicts of Interest

A.

Glass Lewis will vote proxies in accordance with the Voting Guidelines described in Section III or, in instances where a material conflict has been determined to exist, as Glass Lewis recommends. NB believes that this process is reasonably designed to address material conflicts of interest that may arise in conjunction with proxy voting decisions. Potential conflicts considered by the Proxy Committee when it is determining whether to deviate from NB’s Voting Guidelines include, among others: a material client relationship with the corporate issuer being considered; personal or business relationships between the portfolio managers and an executive officer; director, or director nominee of the issuer; joint business ventures; or a direct transactional relationship between the issuer and senior executives of NB.

B.

In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the Voting Guidelines described in Section III, such NB Investment Professional will contact a member of the Legal & Compliance Department advising the Proxy Committee and complete and sign a questionnaire in the form adopted from time to time. Such questionnaires will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship, or other matters that may raise a potential material conflict of interest with respect to the voting of the proxy. The Proxy Committee will meet with the NB Investment Professional to review the completed questionnaire and consider such other matters as it deems appropriate to determine that there is no material conflict of interest with respect to the voting of the proxy in the requested manner. The Proxy Committee shall document its consideration of such other matters. In the event that the Proxy Committee determines that such vote will not present a material conflict, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to the client or clients. In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional would not be appropriate, the Proxy Committee will:

(i)	take no further action, in which case the Committee shall vote such proxy in accordance with the Voting Guidelines;

(ii)	disclose such conflict to the client or clients and obtain written direction from the client with respect to voting the proxy;

(iii)	suggest that the client or clients engage another party to determine how to vote the proxy; or

(iv)	engage another independent third party to determine how to vote the proxy.

A record of the Proxy Committee’s determinations shall be prepared and maintained in accordance with applicable policies.

C.

In the event that the Voting Guidelines described in Section III do not address how a proxy should be voted the Proxy Committee will make a determination as to how the proxy should be voted. The Proxy Committee will consider such matters as it deems appropriate to determine how such proxy should be voted, including whether there is a material conflict of interest with respect to the voting of the proxy in accordance with its decision. The Proxy Committee shall document its consideration of such matters, and an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to such client or clients.

D.	Material conflicts cannot be resolved by simply abstaining from voting.

Proxy Voting Policies and Procedures

VI.	Recordkeeping

NB will maintain records relating to the implementation of the Voting Guidelines and these procedures, including:

(i)	a copy of the Voting Guidelines and these procedures, which shall be made available to clients upon request;

(ii)	proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or Glass Lewis);

(iii)	a record of each vote cast (which Glass Lewis maintains on NB’s behalf);

(iv)	a copy of each questionnaire completed by any NB Investment Professional under Section V above; and

(v)	any other document created by NB that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision.

Such proxy voting books and records shall be maintained in an easily accessible place, which may include electronic means, for a period of five years, the first two by the Legal & Compliance Department. Material conflicts cannot be resolved by simply abstaining from voting.

VII.	Engagement and Monitoring

Consistent with the firm’s active management strategies, NB portfolio managers and members of the Global Equity Research team continuously monitor material investment factors at portfolio companies. NB professionals remain informed of trends and best practices related to the effective fiduciary administration of proxy voting. NB will make revisions to its Voting Guidelines and related procedures document when it determines it is appropriate or when we observe the opportunity to materially improve outcomes for our clients. Additionally, we will regularly undertake a review of selected voting and engagement cases to better learn how to improve the monitoring of our portfolio companies and the effectiveness of our stewardship activities.

VIII.	Securities Lending

Some NB products or client accounts where NB has authority and responsibility to vote the proxies may participate in a securities lending program administered by NB. Where a security is currently on loan ahead of a shareholder meeting, NB will generally attempt to terminate the loan in time to vote those shares. Where a security that is potentially subject to being loaned is eligible to be voted in a stockholder meeting a portfolio manager may restrict the security from lending. NB maintains the list of securities restricted from lending and receives daily updates on upcoming proxy events from the custodian.

IX.	Disclosure

Neuberger Berman will publicly disclose all voting records of its co-mingled funds (Undertakings for Collective Investment in Transferable Securities [UCITS] and mutual funds), which can be found at [https://www.nb.com/en/us/esg/nb-votes — Neuberger Berman cannot publicly disclose vote level records for separate accounts without express permission of the client. Neuberger Berman will publicly disclose aggregate reporting on at least an annual basis for all votes cast across co- mingled and separate accounts. Neuberger Berman welcomes the opportunity to discuss the rationale for a given vote with investee companies as part of our ongoing engagement activities. Neuberger Berman may also choose to provide broad explanations for certain voting positions on important or topical issues in advance of the vote. Additionally, our proxy voting guidelines can be found on our website: https://www.nb.com/en/us/esg/nb-votes.

Proxy Voting Policies and Procedures

Proxy Committee Membership as of January 2023:

Joseph Amato, President and Chief Investment Officer (Equities)

Jonathan Bailey, Head of ESG Investing

Elias Cohen, Portfolio Manager

Timothy Creedon, Director of Global Equity Research

Richard Glasebrook, Portfolio Manager

Brett Reiner, Portfolio Manager

Amit Solomon, Portfolio Manager

Corey Issing*, Legal and Compliance

Caitlin McSherry*, Director of Investment Stewardship

*

Corey Issing and Caitlin McSherry serve in advisory roles to the Committee. They are ex officio members of the Committee. They will only vote as full members of the Committee if their votes are needed to establish a quorum or in the event that a vote is needed to break a tie vote.

Neuberger Berman 1290 Avenue of the Americas New York, NY 10104-0001

3/23 ©2023 Neuberger Berman Group LLC. All rights reserved.	www.nb.com

Introduction

Principal Global Investors, LLC1 (doing business as Principal Asset Management) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). As a registered investment adviser, Principal Asset Management has a fiduciary duty to act in the best interests of its clients. Principal Asset Management recognizes that this duty requires it to vote client securities, for which it has voting power on the applicable record date, in a timely manner and make voting decisions that are in the best interests of its clients. This document, the Principal Asset Management Proxy Voting Policies and Procedures (the “Policy”), is intended to comply with the requirements of the Investment Advisers Act of 1940, the Investment Company Act of 1940 and the Employee Retirement Income Security Act of 1974 applicable to the voting of the proxies of both US and non- US issuers on behalf of clients of Principal Asset Management who have delegated such authority and discretion.

Effective January 1, 2021, Finisterre Investment Teams adopted the policies and procedures in the Adviser’s compliance manual except for the following proxy policies and procedures. Finisterre Investment Teams will continue to follow the previously adopted proxy policies and procedures until amended. Please see the Appendix to the compliance manual for Finisterre specific proxy policies and procedures.

Relationship between Investment Strategy, Sustainable Investing and Proxy Voting

Principal Asset Management has a fiduciary duty to make investment decisions that are in its clients’ best interests by maximizing the value of their shares. Proxy voting is an important part of this process through which Principal Asset Management can support strong corporate governance structures, shareholder rights and transparency.

Principal Asset Management also believes a company’s positive environmental, social and governance (“ESG”) practices may influence the value of the company, leading to long-term shareholder value. Principal Asset Management may take these factors into considerations when voting proxies in its effort to seek the best outcome for its clients. Principal Asset Management believes that the integration of consideration of sustainable investment practices in its helps identify sources of risk that could erode the long-term investment results it seeks on behalf of its clients. From time to time, Principal Asset Management may work with various sustainability-related organizations to engage issuers or advocate for greater levels of disclosure.

Roles and Responsibilities

Role of the Proxy Voting Committee

Principal Asset Management Proxy Voting Committee (the “Proxy Voting Committee”) shall (i) oversee the voting of proxies and the Proxy Advisory Firm, (ii) where necessary, make determinations as to how to instruct the vote on certain specific proxies, (iii) verify ongoing compliance with the Policy, (iv) review the business practices of the Proxy Advisory Firm and (v) evaluate, maintain, and review the Policy on an annual basis. The Proxy Voting Committee is comprised of representatives of each investment team and a representative from Principal Asset Management Risk, Legal, Operations, and Compliance will be available to advise the Proxy Voting Committee but are non-voting members. The Proxy Voting Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Policy and may designate personnel to instruct the vote on proxies on behalf the Principal Asset Management clients (collectively, “Authorized Persons”).

The Proxy Voting Committee shall meet at least four times per year, and as necessary to address special situations.

Role of Portfolio Management

While the Proxy Voting Committee establishes the Guidelines and Procedures, the Proxy Voting Committee does not

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These policies and procedures apply to Principal Global Investors, LLC, Principal Real Estate Investors, LLC, Principal Global Investors (Hong Kong) Limited and any affiliates which have entered into participating affiliate agreements with the aforementioned managers.

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direct votes for any client except in certain cases where a conflict of interest exists. Each investment team is responsible for determining how to vote proxies for those securities held in the portfolios their team manages. While investment teams generally vote consistently with the Guidelines, there may be instances where their vote deviates from the Guidelines. In those circumstances, the investment team will work within the Exception Process. In some instances, the same security may be held by more than one investment team. In these cases, Principal Asset Management may vote differently on the same matter for different accounts as determined by each investment team.

Proxy Voting Guidelines

The Proxy Voting Committee, on an annual basis, or more frequently as needed, will direct each investment team to review draft proxy voting guidelines recommended by the Committee (“Draft Guidelines”). The Proxy Voting Committee will collect the reviews of the Draft Guidelines to determine whether any investment teams have positions on issues that deviate from the Draft Guidelines. Based on this review, Principal Asset Management will adopt proxy voting guidelines. Where an investment team has a position which deviates from the Draft Guidelines, an alternative set of guidelines for that investment team may be created. Collectively, these guidelines will constitute the current Proxy Voting Guidelines of Principal Asset Management and may change from time to time (the “Guidelines”). The Proxy Voting Committee has the obligation to determine that, in general, voting proxies pursuant to the Guidelines is in the best interests of clients. Exhibit A (Base) and Exhibit B (Sustainable) to the Policy sets forth the current Guidelines.

There may be instances where proxy votes will not be in accordance with the Guidelines. Clients may instruct Principal Asset Management to utilize a different set of guidelines, request specific deviations, or directly assume responsibility for the voting of proxies. In addition, Principal Asset Management may deviate from the Guidelines on an exception basis if the investment team or Principal Asset Management has determined that it is the best interest of clients in a particular strategy to do so, or where the Guidelines do not direct a particular response and instead list relevant factors. Any such a deviation will comply with the Exception Process which shall include a written record setting out the rationale for the deviation.

The subject of the proxy vote may not be covered in the Guidelines. In situations where the Guidelines do not provide a position, Principal Asset Management will consider the relevant facts and circumstances of a particular vote and then vote in a manner Principal Asset Management believes to be in the clients’ bests interests. In such circumstance, the analysis will be documented in writing and periodically presented to the Proxy Voting Committee. To the extent that the Guidelines do not cover potential voting issues, Principal Asset Management may consider the spirit of the Guidelines and instruct the vote on such issues believed to be in the best interests of the client.

Use of Proxy Advisory Firms

Principal Asset Management has retained one or more third-party proxy service provider(s) (the “Proxy Advisory Firm”) to provide recommendations for proxy voting guidelines, information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals, operationally process votes in accordance with the Guidelines on behalf of the clients for whom Principal Asset Management has proxy voting responsibility, and provide reports concerning the proxies voted (“Proxy Voting Services”). Although Principal Asset Management has retained the Proxy Advisory Firm for Proxy Voting Services, the entity remains responsible for proxy voting decisions. Principal Asset Management has designed the Policy to oversee and evaluate the Proxy Advisory Firm, including with respect to the matters described below, to support its voting in accordance with this Policy.

Oversight of Proxy Advisory Firms

Prior to the selection of any new Proxy Advisory Firm and annually thereafter or more frequently if deemed necessary by Principal Asset Management, the Proxy Voting Committee will consider whether the Proxy Advisory Firm: (a) has the capacity and competency to adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Advisory Firm has been engaged to provide and (b) can make its recommendations in an impartial manner, in consideration of the best interests of Principal Asset Management’s clients, and consistent with its voting policies. Such considerations may include, depending on the Proxy Voting Services provided, the following: (i) periodic sampling of votes pre-populated by the Proxy Advisory Firm’s systems as well as votes cast by the Proxy Advisory Firm to review that the Guidelines adopted by Principal Asset Management are being followed; (ii) onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have the capacity and competency to carry out its proxy obligations to Principal Asset Management (iii) a review of those aspects of the Proxy Advisory Firm’s policies,

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procedures, and methodologies for formulating voting recommendations that Principal Asset Management considers material to Proxy Voting Services, including factors considered, with a particular focus on those relating to identifying, addressing and disclosing potential conflicts of interest (including potential conflicts related to the provision of Proxy Voting Services, activities other than Proxy Voting Services, and those presented by affiliation such as a controlling shareholder of the Proxy Advisory Firm) and monitoring that materially current, accurate, and complete information is used in creating recommendations and research; (iv) requiring the Proxy Advisory Firm to notify Principal Asset Management if there is a substantive change in the Proxy Advisory Firm’s policies and procedures or otherwise to business practices, including with respect to conflicts, information gathering and creating voting recommendations and research, and reviewing any such change(s); (v) a review of how and when the Proxy Advisory Firm engages with, and receives and incorporates input from, issuers, the Proxy Advisory Firm’s clients and other third-party information sources; (vi) assessing how the Proxy Advisory Firm considers factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote; (vii) in case of an error made by the Proxy Advisory Firm, discussing the error with the Proxy Advisory Firm and determining whether appropriate corrective and preventive action is being taken; and (viii) assessing whether the Proxy Advisory Firm appropriately updates its methodologies, guidelines, and voting recommendations on an ongoing basis and incorporates input from issuers and Proxy Advisory Firm clients in the update process. In evaluating the Proxy Advisory Firm, Principal Asset Management may also consider the adequacy and quality of the Proxy Advisory Firm’s staffing, personnel, and/or technology.

Procedures for Voting Proxies

To increase the efficiency of the voting process, Principal Asset Management utilizes the Proxy Advisory Firm to act as its voting agent for its clients’ holdings. Issuers initially send proxy information to the clients’ custodians.

Principal Asset Management instructs these custodians to direct proxy related materials to the Proxy Advisory Firm. The Proxy Advisory Firm provides Principal Asset Management with research related to each resolution. Principal Asset Management analyzes relevant proxy materials on behalf of their clients and seek to instruct the vote (or refrain from voting) proxies in accordance with the Guidelines. A client may direct Principal Asset Management to vote for such client’s account differently than what would occur in applying the Policy and the Guidelines. Principal Asset Management may also agree to follow a client’s individualized proxy voting guidelines or otherwise agree with a client on particular voting considerations. Principal Asset Management seeks to vote (or refrain from voting) proxies for its clients in a manner determined to be in their best interests, which may include both considering both the effect on the value of the client’s investments and ESG factors. In some cases, Principal Asset Management may determine that it is in the best interests of clients to refrain from exercising the clients’ proxy voting rights. Principal Asset Management may determine that voting is not in the best interests of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of Principal Asset Management, exceed the expected benefits of voting to the client.

Procedures for Proxy Issues within the Guidelines

Where the Guidelines address the proxy matter being voted on, the Proxy Advisor Firm will generally process all proxy votes in accordance with the Guidelines. The applicable investment team may provide instructions to vote contrary to the Guidelines in their discretion and with sufficient rationale documented in writing to seek to maximize the value of the client’s investments or is otherwise in the client’s best interest. This rationale will be submitted to Principal Asset Management Compliance to approve and once approved administered by Principal Asset Management Operations. This process will follow the Exception Process. The Proxy Voting Committee will receive and review a quarterly report summarizing all proxy votes for securities for which Principal Asset Management exercises voting authority. In certain cases, a client may have elected to have Principal Asset Management administer a custom policy which is unique to the Client. If Principal Asset Management is also responsible for the administration of such a policy, in general, except for the specific policy differences, the procedures documented here will also be applicable, excluding reporting and disclosure procedures.

Procedures for Proxy Issues Outside the Guidelines

To the extent that the Guidelines do not cover potential voting issues, the Proxy Advisory Firm will seek direction from Principal Asset Management. Principal Asset Management may consider the spirit of the Guidelines and instruct the vote on such issues in a manner believed to be in the best interests of the client. Although this not an exception to the Guidelines, this process will also follow the Exception Process. The Proxy Voting Committee will receive and review a quarterly report summarizing all proxy votes for securities for which Principal Asset Management exercises voting discretion, which shall include instances where issues fall outside the Guidelines.

Securities Lending

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Some clients may have entered into securities lending arrangements with agent lenders to generate additional revenue. If a client participates in such lending, the client will need to inform Principal Asset Management as part of their contract with Principal Asset Management if they require Principal Asset Management to take actions in regard to voting securities that have been lent. If not commemorated in such agreement, Principal Asset Management will not recall securities and as such, they will not have an obligation to direct the proxy voting of lent securities.

In the case of lending, Principal Asset Management maintains one share for each company security out on loan by the client. Principal Asset Management will vote the remaining share in these circumstances.

In cases where Principal Asset Management does not receive a solicitation or enough information within a sufficient time (as reasonably determined by Principal Asset Management) prior to the proxy-voting deadline, Principal Asset Management or the Proxy Advisory Firm may be unable to vote.

Regional Variances in Proxy Voting

Principal Asset Management utilizes the Policy and Guidelines for both US and non-US clients, and there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is usually relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

With respect to non-U.S. companies, we make reasonable efforts to vote most proxies and follow a similar process to those in the U.S. However, in some cases it may be both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances and expected costs may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. In certain instances, it may be determined by Principal Asset Management that the anticipated economic benefit outweighs the expected cost of voting. Principal Asset Management intends to make their determination on whether to vote proxies of non-U.S. companies on a case-by-case basis. In doing so, Principal Asset Management shall evaluate market requirements and impediments, including the difficulties set forth above, for voting proxies of companies in each country. Principal Asset Management periodically reviews voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect Principal Asset Management’s determinations and procedures.

Conflicts of Interest

Principal Asset Management recognizes that, from time to time, potential conflicts of interest may exist. In order to avoid any perceived or actual conflict of interest, the procedures set forth below have been established for use when Principal Asset Management encounters a potential conflict to ensure that its voting decisions are based on maximizing shareholder value and are not the product of a conflict.

Addressing Conflicts of Interest – Exception Process

Prior to voting contrary to the Guidelines, the relevant investment team must complete and submit a report to Principal Asset Management Compliance setting out the name of the security, the issue up for vote, a summary of the Guidelines’ recommendation, the vote changes requested and the rational for voting against the Guidelines’ recommendation. The member of the investment team requesting the exception must attest to compliance with Principal’s Code of Conduct and the has an affirmative obligation to disclose any known personal or business relationship that could affect the voting of the applicable proxy. Principal Asset Management Compliance will approve or deny the exception in consultation, if deemed necessary, with the Legal.

If Principal Asset Management Compliance determines that there is no potential material conflict exists, the Guidelines may be overridden. If Principal Asset Management Compliance determines that there exists or may

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exist a material conflict, it will refer the issue to the Proxy Voting Committee. The Proxy Voting Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual material conflict and decide by a majority vote as to how to vote the proxy – i.e., whether to permit or deny the exception.

In considering the proxy vote and potential material conflict of interest, the Proxy Voting Committee may review the following factors:

•	The percentage of outstanding securities of the issuer held on behalf of clients by Principal Asset Management;

•	The nature of the relationship of the issuer with the Principal Asset Management, its affiliates or its executive officers;

•	Whether there has been any attempt to directly or indirectly influence the investment team’s decision;

•	Whether the direction of the proposed vote would appear to benefit Principal Asset Management or a related party; and/or

•	Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.

To further address potential conflicts of interest for any proxy votes specific to Principal Financial Group common stock, the exception process is not applicable. In the case of any proprietary electronically traded funds (“ETF”s) and/or affiliated mutual funds, PGI will vote in the same proportion as all other voting shareholders of the underlying fund, which is referred to as echo voting, and the exception process is not applicable If echo voting is not available or operationally feasible, PGI may abstain from voting.

In the event that the Proxy Advisor Firm itself has a conflict and thus is unable to provide a recommendation, the investment team may vote in accordance with the recommendation of another independent service provider, if available. If a recommendation from an independent service provider other than the Proxy Advisor Firm is not available, the investment team will follow the Exception Process. Principal Asset Management Compliance will review the form and if it determines that there is no potential material conflict mandating a voting recommendation from the Proxy Voting Committee, the investment team may instruct the Proxy Advisory Firm to vote the proxy issue as it determines is in the best interest of clients. If Principal Asset Management Compliance determines that there exists or may exist a material conflict, it will refer the issue to the Proxy Voting Committee for consideration as outlined above.

Availability of Proxy Voting Information and Recordkeeping

Disclosure

On a quarterly basis, Principal Asset Management publicly discloses on our website https://www.principalglobal.com/eu/about-us/responsible-investing a voting report setting forth the manner in which votes were cast, including details related to (i) votes against management, and (ii) abstentions. Form more information, Clients may contact Principal Asset Management for more information related to how Principal Asset Management has voted with respect to securities held in the Client’s account. On request, Principal Asset Management will provide clients with a summary of Principal Asset Management’s proxy voting guidelines, process and policies and will inform the clients how they can obtain a copy of the complete Proxy Voting Policies and Procedures upon request. Principal Asset Management will also include such information described in the preceding two sentences in Part 2A of its Form ADV.

Recordkeeping

Principal Asset Management will keep records of the following items: (i) the Guidelines, (ii) the Proxy Voting Policies and Procedures; (iii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iv) records of votes they cast on behalf of clients, which may be maintained by a Proxy Advisory Firm if it undertakes to provide copies of those records promptly upon request; (v) records of written client requests for proxy voting information and responses from Principal Asset Management (whether a client’s request was oral or in writing); (vi) any documents prepared by Principal Asset Management that were material to making a decision how to vote, or that memorialized the basis for the decision; (vii) a record of any testing conducted on any Proxy Advisory Firm’s votes; (viii) materials collected and reviewed by Principal Asset Management as part of its due diligence of the Proxy Advisory Firm; (ix) a copy of each version of the Proxy Advisory Firm’s policies and procedures provided to Principal Asset Management; and (x) the minutes of the Proxy Voting Committee meetings. All of the records referenced above will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than six years from the end of the fiscal year during which the last entry was made on such record, we will follow the

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US rule of six years. If the local regulation requires that records are kept for more than six years, we will comply with the local regulation. We maintain the vast majority of these records electronically.

Westfield Capital Management Company, L.P. Proxy Voting

Introduction

Westfield will offer to vote proxies for all client accounts. Westfield believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance. Therefore, Westfield seeks to vote all proxies in the best interest of clients which includes ERISA plan participants and beneficiaries, as applicable. Westfield also recognizes that the voting of proxies with respect to securities held in client accounts is an investment responsibility having economic value. Based on this, Westfield votes all ballots received for client accounts and covers all costs associated with voting proxy ballots.

In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”), Westfield has adopted and implemented policies and procedures that they believe are reasonably designed to ensure that proxies are voted in the best interest of clients. Westfield’s authority to vote proxies for their clients is established in writing, usually by the investment advisory contract. Clients can change such authority at any time with prior written notice to Westfield. Clients can also contact their Marketing representative or the Operations Department (wcmops@wcmgmt.com) for a report of how their accounts’ securities were voted.

Oversight of Proxy Voting Function

Westfield has engaged a third-party service provider, Institutional Shareholder Services, Inc. (the “vendor”), to assist with proxy voting. The Operation’s Proxy team will:

•	oversee the vendor; this includes working with the Compliance team in performing annual audits of the proxy votes and conducting annual due diligence;

•	ensure required proxy records are retained according to applicable rules and regulations and internal policy;

•	distribute proxy reports prepared by the vendor for internal and external requests;

•	review the proxy policy and voting guidelines at least annually; and

•	identify material conflicts of interest that may impair Westfield’s ability to vote shares in clients’ best interest.

Proxy Voting Guidelines

Westfield utilizes the vendor’s proxy voting guidelines, which consider market-specific best practices, transparency, and disclosure when addressing shareholder matters. Westfield does not select a client’s voting policy. Clients must choose the policy that best fits their requirements. Clients may choose to vote in accordance with the vendor’s U.S. proxy voting guidelines (i.e., Standard Guidelines), Taft-Hartley guidelines which are in full conformity with the AFL-CIO’s proxy voting guidelines, Socially Responsible Investing Guidelines (“SRI”) or Sustainability Guidelines. A summary of ISS’ voting guidelines is located at the end of this policy.

The vendor reviews the above listed policies annually to ensure they are still considering market-specific best practices, transparency, and disclosure when addressing shareholder matters. Westfield reviews these changes annually to ensure they are in clients’ best interests.

Generally, information on Westfield’s proxy voting decisions or status of votes will not be communicated or distributed to external solicitors. On occasion, Westfield may provide such information to solicitors if it is believed that a response will benefit clients or a response is requested from the Westfield security analyst or portfolio manager.

Proxy Voting Process

The vendor tracks proxy meetings and reconciles proxy ballots received for each meeting. Westfield will

Westfield Capital Management Company, L.P.

Date Approved: 02/03/2023

Westfield Capital Management Company, L.P. Proxy Voting

use best efforts in obtaining any missing ballots; however, only those proxy ballots the vendor has received will be voted. For any missing ballots, the vendor and/or Westfield will contact custodians to locate such ballots. Since there can be many factors affecting proxy ballot retrieval, it is possible that Westfield will not receive a ballot in time to place a vote. Clients who participate in securities lending programs should be aware that Westfield will not call back any shares on loan for proxy voting purposes. However, Westfield could request a client call back shares if they determine there is the potential for a material benefit in doing so.

For each meeting, the vendor reviews the agenda and applies a vote recommendation for each proposal based on the written guidelines assigned to the applicable accounts. Proxies will be voted in accordance with the guidelines, unless the Westfield analyst or portfolio manager believes that following the vendor’s guidelines would not be in the clients’ best interests.

With limited exceptions, an analyst or portfolio manager may request to override the Standard or the Sustainability Guidelines at any time on or before the meeting cutoff date. When there is an upcoming material meeting (also referred to as “significant votes”), the Proxy team will bring the identified ballots to the analyst’s or portfolio manager’s attention. Westfield utilizes the vendor’s classification to determine materiality (e.g. mergers, acquisitions, proxy contests). If the analyst or portfolio manager chooses to vote against the vendor’s stated guidelines in any instance, he/she must make the request in writing and provide a rationale for the vote against the stated guidelines. No analyst or portfolio manager overrides are permitted in the Taft-Hartley and SRI guidelines.

Conflicts of Interest

Compliance and the Proxy team are responsible for identifying conflicts of interest that could arise when voting proxy ballots on behalf of Westfield’s clients. Per Westfield’s Code of Ethics and other internal policies, all employees should avoid situations where potential conflicts may exist. Westfield has put in place certain reviews to ensure proxies are voted solely on the investment merits of the proposal. In identifying potential conflicts, Compliance will review many factors, including, but not limited to existing relationships with Westfield or an employee, and the vendor’s disclosed conflicts. If an actual conflict of interest is identified, it is reviewed by the Compliance and/or Proxy teams. If it is determined that the conflict is material in nature, the analyst or portfolio manager may not override the vendor’s recommendation. Westfield’s material conflicts are coded within the vendor’s system. These meetings are flagged within the system to ensure Westfield does not override the vendor’s recommendations.

Annually, Westfield will review the vendor’s policies regarding their disclosure of their significant relationships to determine if there are conflicts that would impact Westfield. Westfield will also review their Code of Ethics which specifically identifies their actual or potential conflicts. During the annual due diligence meeting, Westfield ensures that the vendor has firewalls in place to separate the staff that performs proxy analyses and research from the members of ISS Corporate Solutions, Inc.

Proxy Reports

Westfield can provide account specific proxy reports to clients upon request or at scheduled time periods (e.g., quarterly). Client reporting requirements typically are established during the initial account set-up stage, but clients may modify this reporting schedule at any time with prior written notice to Westfield. The reports will contain at least the following information:

•	company name

•	meeting agenda

•	how the account voted on each agendaitem

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•	how management recommended the vote to be cast on each agenda item

•	rationale for any votes against the established guidelines (rationale is not always provided for votes that are in-line with guidelines since these are set forth in the written guidelines)

Recordkeeping

In accordance with Rule 204-2 of the Investment Advisers Act of 1940, proxy voting records will be maintained for at least five years. The following records will be retained by either Westfield or the proxy vendor:

•	a copy of the Proxy Voting Polices and Guidelines and amendments that were in effect during the required time period;

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electronic or paper copies of each proxy statement received by Westfield or the vendor with respect to securities in client accounts (Westfield may also rely on obtaining copies of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

•	records of each vote cast for each client;

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documentation created by Westfield that were material to making a decision on how to vote proxies or memorializes the basis for such decision (basis for decisions voted in line with policy is provided in the written guidelines);

•	written reports to clients on proxy voting and all client requests for information and Westfield’s response;

•	disclosure documentation to clients on how they may obtain information on how Westfield voted their securities

Westfield Capital Management Company, L.P.

Date Approved: 02/03/2023

UNITED STATES

Concise Proxy Voting Guidelines
Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2023
Published December 13, 2022

WWW.ISSGOVERNANCE.COM

The policies contained herein are a sampling only of selected key ISS U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:

https://www.issgovernance.com/policy-gateway/voting-policies/

Board of Directors

Voting on Director Nominees in Uncontested Elections

General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):

Independence

Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non- Executive Directors per ISS’ Classification of Directors) when:

•	Independent directors comprise 50 percent or less of the board;

•	The non-independent director serves on the audit, compensation, or nominating committee;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or

•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

[1]

A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

[2]

In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

[3]	Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

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In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

•	Sit on more than five public company boards; or

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards[4].

Gender Diversity: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

•

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Rationale provided in the proxy statement for the level of implementation;

•	The subject matter of the proposal;

•	The level of support for and opposition to the resolution in past meetings;

•	Actions taken by the board in response to the majority vote and its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

•	The board failed to act on takeover offers where the majority of shares are tendered;

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

[4]

Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

[5]	Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

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Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

•	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:

•	The company’s response, including:

•

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

•	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

•	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

•	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

PROBLEMATIC TAKEOVER DEFENSES, CAPITAL STRUCTURE, AND GOVERNANCE STRUCTURE

Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

•	The company has a poison pill with a deadhand or slowhand feature[6];

•	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or

•	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[7].

Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:

•	The disclosed rationale for the adoption;

•	The trigger;

•	The company’s market capitalization (including absolute level and sudden changes);

•	A commitment to put any renewal to a shareholder vote; and

•	Other factors as relevant.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights8.

[6]

If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

[7]	Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.
[8]

This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

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Exceptions to this policy will generally be limited to:

•	Newly-public companies[9] with a sunset provision of no more than seven years from the date of going public;

•	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;

•	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or

•	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards : The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Problematic Governance Structure : For companies that hold or held their first annual meeting9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

•	Supermajority vote requirements to amend the bylaws or charter;

•	A classified board structure; or

•	Other egregious provisions.

A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

•	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;

•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

•	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

•	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

•	The company’s ownership structure;

•	The company’s existing governance provisions;

•	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and

•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

[9]	Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

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Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:

•	Classified the board;

•	Adopted supermajority vote requirements to amend the bylaws or charter;

•	Eliminated shareholders’ ability to amend bylaws;

•	Adopted a fee-shifting provision; or

•	Adopted another provision deemed egregious.

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

•

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A multi-class capital structure; and/or

•	A non-shareholder-approved poison pill.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

•	The presence of a shareholder proposal addressing the same issue on the same ballot;

•	The board’s rationale for seeking ratification;

•	Disclosure of actions to be taken by the board should the ratification proposal fail;

•	Disclosure of shareholder engagement regarding the board’s ratification request;

•	The level of impairment to shareholders’ rights caused by the existing provision;

•	The history of management and shareholder proposals on the provision at the company’s past meetings;

•	Whether the current provision was adopted in response to the shareholder proposal;

•	The company’s ownership structure; and

•	Previous use of ratification proposals to exclude shareholder proposals.

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Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

•

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices; or

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

•	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or

•	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock : Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

•	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;

•	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;

•	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;

•	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and

•	Any other relevant factors.

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Climate Accountability

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy :

•	Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:

•	Board governance measures;

•	Corporate strategy;

•	Risk management analyses; and

•	Metrics and targets.

•	Appropriate GHG emissions reduction targets.

At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company’s operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight[11], or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

[10]	Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.
[11]

Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.

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Proxy Contests/Proxy Access

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the company relative to its industry;

•	Management’s track record;

•	Background to the contested election;

•	Nominee qualifications and any compensatory arrangements;

•	Strategic plan of dissident slate and quality of the critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates); and

•	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals

Independent Board Chair

General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

•	The scope and rationale of the proposal;

•	The company’s current board leadership structure;

•	The company’s governance structure and practices;

•	Company performance; and

•	Any other relevant factors that may be applicable.

The following factors will increase the likelihood of a “for” recommendation:

•	A majority non-independent board and/or the presence of non-independent directors on key board committees;

•	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;

•	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;

•	Evidence that the board has failed to oversee and address material risks facing the company;

•	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or

•	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders’ interests.

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Shareholder Rights & Defenses

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[12] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;

•	Minimum ownership threshold necessary to call special meetings (10 percent preferred);

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Virtual Shareholder Meetings

General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to

[12]

“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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disclose the circumstances under which virtual-only13 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

•	Scope and rationale of the proposal; and

•	Concerns identified with the company’s prior meeting practices.

Capital/Restructuring

Common Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

•	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.

•	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.

•	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.

•	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

•	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;

•	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;

•	The company has a non-shareholder approved poison pill (including an NOL pill); or

•

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

•	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;

•	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or

•	A government body has in the past year required the company to increase its capital ratios.

[13]	Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

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For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

•	twice the amount needed to support the transactions on the ballot, and

•	the allowable increase as calculated for general issuances above.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure

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that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Say- on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

•	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•

There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for- performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

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•	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or

•	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices14, this analysis considers the following:

1.	Peer Group[15] Alignment:

•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

•	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.

•	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.

Absolute Alignment[16] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based incentive awards;

•	The overall ratio of performance-based compensation to fixed or discretionary pay;

•	The rigor of performance goals;

•	The complexity and risks around pay program design;

•	The transparency and clarity of disclosure;

•	The company’s peer group benchmarking practices;

•	Financial/operational results, both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay[17] compared to grant pay; and

•	Any other factors deemed relevant.

[14]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[15]

The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

[16]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
[17]	ISS research reports include realizable pay for S&P1500 companies.

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Problematic Pay Practices

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking or present a windfall risk; and

•	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Extraordinary perquisites or tax gross-ups;

•	New or materially amended agreements that provide for:

•	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;

•	CIC excise tax gross-up entitlements (including “modified” gross-ups);

•	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;

•	Liberal CIC definition combined with any single-trigger CIC benefits;

•	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;

•	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason);

•	Any other provision or practice deemed to be egregious and present a significant risk to investors.

The above examples are not an exhaustive list. Please refer to ISS’ U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

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Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

•	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

•	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Equity-Based and Other Incentive Plans

Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

General Recommendation: Vote case-by-case on certain equity-based compensation plans18 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

•

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:

•	Quality of disclosure around vesting upon a change in control (CIC);

•	Discretionary vesting authority;

•	Liberal share recycling on various award types;

•	Lack of minimum vesting period for grants made under the plan;

•	Dividends payable prior to award vesting.

•	Grant Practices:

•	The company’s three-year burn rate relative to its industry/market cap peers;

•	Vesting requirements in CEO’s recent equity grants (3-year look-back);

•	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

[18]

Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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•	Whether the company maintains a sufficient claw-back policy;

•	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

•	Awards may vest in connection with a liberal change-of-control definition;

•

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;

•	The plan is excessively dilutive to shareholders’ holdings;

•	The plan contains an evergreen (automatic share replenishment) feature; or

•	Any other plan features are determined to have a significant negative impact on shareholder interests.

Social and Environmental Issues

Global Approach – E&S Shareholder Proposals

ISS applies a common approach globally to evaluating social and environmental proposals which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

•	If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s practices related to the issue(s) raised in the proposal;

•

If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Climate Change

Say on Climate (SoC) Management Proposals

General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan19, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

•	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;

•	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);

•	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);

•	Whether the company has sought and received third-party approval that its targets are science-based;

•	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;

•	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;

•	Whether the company’s climate data has received third-party assurance;

•	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;

•	Whether there are specific industry decarbonization challenges; and

•	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

•	The completeness and rigor of the company’s climate-related disclosure;

•	The company’s actual GHG emissions performance;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

•

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

[19]	Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

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•	The company’s level of disclosure compared to industry peers; and

•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Whether the company provides disclosure of year-over-year GHG emissions performance data;

•	Whether company disclosure lags behind industry peers;

•	The company’s actual GHG emissions performance;

•	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Racial Equity and/or Civil Rights Audit Guidelines

General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:

•	The company’s established process or framework for addressing racial inequity and discrimination internally;

•	Whether the company adequately discloses workforce diversity and inclusion metrics and goals;

•	Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;

•	Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;

•	The company’s track record in recent years of racial justice measures and outreach externally; and

•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.

ESG Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:

•	The scope and prescriptive nature of the proposal;

•	The company’s current level of disclosure regarding its environmental and social performance and governance;

•	The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and

•	Whether the company has significant controversies or regulatory violations regarding social or environmental issues.

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Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

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UNITED STATES TAFT-HARTLEY PROXY VOTING GUIDELINES 2023 Executive Summary Published January 17, 2023 W W W . I S S G O V E R N A N C E . C O M

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Introduction

The proxy voting policy of ISS’ Taft-Hartley Advisory Services is based upon the AFL-CIO Proxy Voting Guidelines, which comply with all the fiduciary standards delineated by the U.S. Department of Labor.

Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act (ERISA). ERISA sets forth the tenets under which pension fund assets must be managed and invested. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence. The duty of loyalty requires that the voting fiduciary exercise proxy voting authority solely in the economic interest of participants and plan beneficiaries. The duty of prudence requires that decisions be made based on financial criteria and that a clear process exists for evaluating proxy issues.

The Taft-Hartley Advisory Services voting policy was carefully crafted to meet those requirements by promoting long-term shareholder value, emphasizing the “economic best interests” of plan participants and beneficiaries. Taft-Hartley Advisory Services will assess the short-term and long-term impact of a vote and will promote a position that is consistent with the long-term economic best interests of plan members embodied in the principle of a “worker-owner view of value.”

The Taft-Hartley Advisory Services guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests, auditor ratification, and tender offer defenses – all significant voting items that affect long-term shareholder value. In addition, these guidelines delve deeper into workplace issues that may have an impact on corporate performance, including:

•	Corporate policies that affect job security and wage levels;

•	Corporate policies that affect local economic development and stability;

•	Corporate responsibility to employees, communities and the environment; and

•	Workplace safety and health issues.

Taft-Hartley Advisory Services shall analyze each proxy on a case-by-case basis, informed by the guidelines outlined in the following pages. Taft-Hartley Advisory Services does not intend for these guidelines to be exhaustive. It is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, Taft-Hartley Advisory Services’ guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of plan participants and beneficiaries of the plan based on a worker-owner view of long-term corporate value. Taft-Hartley Advisory Services shall revise its guidelines as events warrant and will remain in conformity with the AFL-CIO proxy voting policy.

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The policies contained herein are a sampling only of selected key Taft-Hartley Advisory Services U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:

https://www.issgovernance.com/policy-gateway/voting-policies/

Board of Directors

Voting on Director Nominees in Uncontested Elections

Electing directors is the single most important stock ownership right that shareholders can exercise. The board of directors is responsible for holding management accountable to performance standards on behalf of the shareholders. Taft-Hartley Advisory Services supports annually elected boards and holds directors to a high standard when voting on their election, qualifications, and compensation.

Taft-Hartley Advisory Services believes votes should be cast in a manner that will encourage the independence of boards. In particular, the Taft-Hartley guidelines board independence standards require a two-thirds majority independent board. The Taft-Hartley guidelines also employ a higher bar on director independence classifications and consider directors who have been on the board for a period exceeding 10 years as non-independent directors. Furthermore, key board committees should be composed entirely of independent directors. Taft-Hartley Advisory Services supports shareholders proposals requesting the separation of the chairman and CEO positions and opposes the election of a non-independent chair.

Taft-Hartley Advisory Services takes into account the attendance records of directors, using a benchmark attendance rate of 75 percent of board and committee meetings. Cases of chronic poor attendance without reasonable justification may also warrant adverse recommendations for nominating/governance committees or the full board. Taft-Hartley Advisory Services will also vote against a director nominee who serves on an excessive number of boards. A non-CEO director will be deemed “overboarded” if he/she sits on more than four public company boards while CEO directors will be considered as such if they serve on more than one public company board besides their own. Furthermore, adverse recommendations for directors may be warranted at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain1, Taft- Hartley Advisory Services will generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where Taft-Hartley Advisory Services determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

[1]	Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

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Board Size

While there is no hard and fast rule among institutional investors as to what may be an optimal board size, a board that is too large may function inefficiently. Conversely, a board that is too small may allow the CEO to exert disproportionate influence or may stretch the time requirements of individual directors too thin. Given that the preponderance of boards in the U.S. range between five and fifteen directors, many institutional investors believe this benchmark is a useful standard for evaluating such proposals. Taft-Hartley Advisory Services will generally vote against any proposal seeking to amend the company’s board size to fewer than five seats or more than fifteen seats.

Board Diversity

Taft-Hartley Advisory Services will generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) for companies where there are no women on the company’s board or for companies in the Russell 3000 or S&P 1500 indices where the board has no apparent racially or ethnically diverse members2.

Taft-Hartley Advisory Services will support shareholder proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of director. Taft-Hartley fiduciaries generally believe that increasing diversity in the boardroom better reflects a company’s workforce, customers and community, and enhances shareholder value.

Majority Threshold Voting Requirement for Director Elections

Taft-Hartley fiduciaries believe shareholders should have a greater voice in regard to the election of directors and view majority threshold voting as a viable alternative to the current deficiencies of the plurality system in the U.S. Shareholders have expressed strong support for resolutions on majority threshold voting. Taft-Hartley Advisory Services supports proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, provided the proposal includes a carve-out for a plurality voting standard in contested director elections.

Cumulative Voting

Under a cumulative voting scheme, shareholders are permitted to have one vote per share for each director to be elected and may apportion these votes among the director candidates in any manner they wish. This voting method allows minority shareholders to influence the outcome of director contests by “cumulating” their votes for one nominee, thereby creating a measure of independence from management control. Taft-Hartley Advisory Services will generally vote against proposals to eliminate cumulative voting, and for proposals to allow cumulative voting.

Shareholder Access to the Proxy

Many investors view proxy access as an important shareholder right, one that is complementary to other best- practice corporate governance features. Taft-Hartley Advisory Services is generally supportive of reasonably crafted shareholder proposals advocating for the ability of long-term shareholders to cost-effectively nominate

[2]	Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

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director candidates that represent their interests on management’s proxy card. Shareholder proposals that have the potential to result in abuse of the proxy access right by way of facilitating hostile takeovers will generally not be supported.

Takeover Defenses / Shareholder Rights

Topics evaluated in this category include shareholders’ ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.

Taft-Hartley Advisory Services will generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in- person meeting.

Taft-Hartley Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

Poison Pills

Shareholder rights plans, more commonly known as poison pills, are warrants issued to shareholders allowing them to purchase shares from the company at a price far below market value when a certain ownership threshold has been reached, thereby effectively preventing a takeover. Poison pills can entrench management and give the board veto power over takeover bids, thereby altering the balance of power between shareholders and management. While poison pills are evaluated on a case-by-case basis depending on a company’s particular set of circumstances, Taft-Hartley Advisory Services will generally vote for proposals to submit a company’s poison pill to shareholder vote and/or eliminate or redeem poison pills.

Proxy Contests — Voting for Director Nominees in Contested Elections

Contested elections of directors frequently occur when a board candidate or “dissident slate” seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board. Competing slates will be evaluated on a case-by-case basis with a number of considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company.

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Capital Structure

Increase Authorized Common Stock

Corporations seek shareholder approval to increase their supply of common stock for a variety of business reasons. Taft-Hartley Advisory Services will vote for proposals to increase authorized common stock when management has provided a specific justification for the increase, evaluating proposals on a case-by-case basis. An increase of up to 50 percent is enough to allow a company to meet its capital needs. Taft-Hartley Advisory Services will vote against proposals to increase an authorization by more than 50 percent unless management provides compelling reasons for the increase. Adverse recommendations would be considered warranted if the proposal or the company’s prior or ongoing use of authorized shares is problematic (e.g., the company has a non-shareholder approved poison pill).

Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price. Evaluation of management proposals to implement a reverse stock split will take into account whether there is a corresponding proportional decrease in authorized shares. Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by way of reducing the number of shares outstanding, while leaving the number of authorized shares to be issued at the pre-split level. Taft-Hartley Advisory Services also considers if the reverse stock split is necessary to maintain listing of a company’s stock on the national stock exchanges, or if there is substantial doubt about the company’s ability to continue as a going concern without additional financing.

Taft-Hartley Advisory Services generally supports a reverse stock split if the number of authorized shares will be reduced proportionately. When there is not a proportionate reduction of authorized shares, Taft-Hartley trustees should oppose such proposals unless a stock exchange has provided notice to the company of a potential delisting.

Dual Class Structures

Taft-Hartley Advisory Services does not support dual share class structures. Incumbent management can use a dual class structure to gain unequal voting rights. A separate class of shares with superior voting rights can allow management to concentrate its power and insulate itself from the majority of its shareholders. An additional drawback is the added cost and complication of maintaining the two class system. Taft-Hartley Advisory Services will vote for a one share, one vote capital structure, and vote against the creation or continuation of dual class structures.

Preferred Stock Authorization

Preferred stock is an equity security which has certain features similar to debt instruments- such as fixed dividend payments and seniority of claims to common stock—and usually carries little to no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue. Taft-Hartley Advisory Services will generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Taft-Hartley Advisory Services will also consider company-specific factors including the company’s prior or ongoing use of authorized shares, disclosure on specific reasons/rationale for the proposed increase, the dilutive impact of the request, disclosure of specific risks to shareholders of not approving the request, and whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

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Share Repurchase Programs

While most U.S. companies can and do implement share buyback programs via board resolutions without shareholder votes, there are exceptions to this rule. Certain financial institutions, for example, are required by their regulators to receive shareholder approval for buyback programs. In addition, certain U.S.-listed cross-market companies are required by the law of their country of incorporation to receive shareholder approval to grant the board the authority to repurchase shares.

For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, Taft-Hartley Advisory Services will vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns. Taft-Hartley Advisory Services will vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from executives at a premium to market price.

Auditor Ratification

Auditor Independence

Auditors are the backbone upon which a company’s financial health is measured, and auditor independence is essential for rendering objective opinions upon which investors then rely. When an auditor is paid more in consulting fees than for auditing, its relationship with the company is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor, auditor tenure, as well as whether the ratification of auditors has been put up for shareholder vote. Failure by a company to present its selection of auditors for shareholder ratification should be discouraged as it undermines good governance and disenfranchises shareholders.

Taft-Hartley Advisory Services will vote against the ratification of a company’s auditor if it receives more than one- quarter of its total fees for consulting or if auditor tenure has exceeded seven years. A vote against the election of Audit Committee members will also be recommended when auditor ratification is not included on the proxy ballot and/or when consulting fees exceed audit fees. Taft-Hartley Advisory Services supports shareholder proposals to ensure auditor independence and effect mandatory auditor ratification.

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Mergers, Acquisitions, and Restructurings

Taft-Hartley Advisory Services votes for corporate transactions that take the high road to competitiveness and company growth. Taft-Hartley Advisory Services believes that structuring merging companies to build long-term relationships with a stable and quality work force and preserving good jobs creates long-term company value. Taft- Hartley Advisory Services opposes corporate transactions which indiscriminately lay off workers and shed valuable competitive resources.

Mergers and Acquisitions

Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case- by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

Reincorporation

For a company that seeks to reincorporate, Taft-Hartley Advisory Services evaluates the merits of the move on a case-by-case basis, taking into consideration both financial and corporate governance concerns including the reasons for reincorporation, a comparison of both the company’s governance practices and provisions prior to and following the reincorporation, and corporation laws of original state and destination state.

Executive Compensation

Equity Incentive Plans

Taft-Hartley Advisory Services supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to sustained performance. Stock options and other forms of equity compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company— and shareholders— prosper together. Poorly designed equity award programs can encourage excessive risk-taking behavior and incentivize executives to pursue corporate strategies that promote short-term stock price to the ultimate detriment of long-term shareholder value.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. Stock options that are awarded selectively and excessively can dilute shareholders’ share value and voting power. In general, Taft-Hartley Advisory Services supports plans that are offered at fair terms to executives who satisfy well-defined performance goals. Option plans are evaluated on a case-by-case basis, taking into consideration factors including: exercise price, voting power dilution, equity burn rate, executive concentration ratios, pay-for-performance, and the presence of any repricing provisions.

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Options Backdating

Options backdating has serious implications and has resulted in financial restatements, delisting of companies, and/or the termination of executives or directors. When options backdating has taken place, Taft-Hartley Advisory Services may consider recommending against or withholding votes from the compensation committee, depending on the severity of the practices and the subsequent corrective actions taken by the board. Taft-Hartley Advisory Services adopts a case-by-case approach to the options backdating issue to differentiate companies that had sloppy administration versus those that had committed fraud, as well as those companies that have since taken corrective action. Instances in which companies have committed fraud are more disconcerting, and Taft-Hartley Advisory Services will look to them to adopt formal policies to ensure that such practices will not re-occur in the future.

Advisory Votes on Executive Compensation – Management Say-on-Pay Proposals (MSOP)

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management “Say on Pay”), an advisory vote on the frequency of Say on Pay, as well as a shareholder advisory vote on golden parachute compensation. Taft-Hartley Advisory Services believes that executive pay programs should be fair, competitive, reasonable, and appropriate, and that pay for performance should be a central tenet in executive compensation philosophy. Taft-Hartley Advisory Services will vote against MSOP proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.

Taft-Hartley Advisory Services also supports annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Golden Parachutes

Golden parachutes are designed to protect the senior level employees of a corporation in the event of a change-in- control. Under most golden parachute agreements, senior level management employees receive a lump sum pay- out triggered by a change-in-control at usually two to three times base salary. These severance agreements can grant extremely generous benefits to well-paid executives and most often offer no value to shareholders. Taft- Hartley Advisory Services will vote for shareholder proposals to have all golden parachute agreements submitted for shareholder ratification, and evaluates golden parachutes compensation on a case-by-case basis, consistent with Taft-Hartley Advisory Services’ policies on problematic pay practices related to severance packages.

Proposals to Limit Executive and Director Pay

Taft-Hartley Advisory Services will vote for shareholder proposals that seek additional disclosure of executive and director pay information. Taft-Hartley Advisory Services will also vote for shareholder proposals that seek to eliminate outside directors’ retirement benefits. Taft-Hartley Advisory Services reviews on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to non-financial factors such as corporate downsizing, customer/employee satisfaction, community involvement, human rights, social and environmental goals and performance.

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Corporate Responsibility & Accountability

Taft-Hartley Advisory Services generally supports social, workforce, and environmental shareholder-sponsored resolutions if they seek to create responsible corporate citizens while at the same time attempting to enhance long-term shareholder value. Taft-Hartley Advisory Services typically supports proposals that ask for disclosure reporting of information that is not available outside the company and not proprietary in nature. Such reporting is particularly most vital when it appears that a company has not adequately addressed shareholder concerns regarding social, workplace, environmental and/or other issues.

Corporate and Supplier Codes of Conduct

Taft-Hartley Advisory Services generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the “Declaration on Fundamental Principles and Rights At Work,” ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) right to organize and bargain collectively; ii) non-discrimination in employment; iii) abolition of forced labor; and iv) end of child labor. Each member nation of the ILO body is bound to respect and promote these rights to the best of their abilities.

Taft-Hartley Advisory Services supports the implementation and reporting on ILO codes of conduct. Taft-Hartley Advisory Services also votes in favor of requests for an assessment of the company’s human rights risks in its operation or in its supply chain, or report on its human rights risk assessment process.

Greenhouse Gas Emissions

Shareholder proposals asking a company to issue a report to shareholders – at reasonable cost and omitting proprietary information – on greenhouse gas emissions ask that the report include descriptions of efforts within companies to reduce emissions, their financial exposure and potential liability from operations that contribute to global warming, and their direct or indirect efforts to promote the view that global warming is not a threat. Proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company’s role in global warming can be assembled at reasonable cost. Taft-Hartley Advisory Services generally supports greater disclosure on climate change-related proposals.

Sustainability Reporting and Planning

The concept of sustainability is commonly understood as meeting the needs of the present generation without compromising the ability of future generations to meet their own needs. Indeed, the term sustainability is complex and poses significant challenges for companies on many levels. Many in the investment community have termed this broader responsibility the “triple bottom line,” referring to the triad of performance goals related to economic prosperity, social responsibility and environmental quality. In essence, the concept requires companies to balance the needs and interests of their various stakeholders while operating in a manner that sustains business growth for the long-term, supports local communities and protects the environment and natural capital for future generations.

Taft-Hartley Advisory Services generally supports shareholder proposals seeking greater disclosure on the company’s environmental and social practices, and/or associated risks and liabilities.

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Hydraulic Fracturing

Shareholder proponents have elevated concerns on the use of hydraulic fracturing, an increasingly controversial process in which water, sand, and a mix of chemicals is blasted horizontally into tight layers of shale rock to extract natural gas. As this practice has gained more widespread use, environmentalists have raised concerns that the chemicals mixed with sand and water to aid the fracturing process can contaminate ground water supplies. Proponents of resolutions at companies that employ hydraulic fracturing are also concerned that wastewater produced by the process could overload the waste treatment plants to which it is shipped. Shareholders have asked companies that utilize hydraulic fracturing to report on the environmental impact of the practice and to disclose policies aimed at reducing hazards from the process.

Taft-Hartley Advisory Services generally supports shareholder requests seeking greater transparency on the practice of hydraulic fracturing and its associated risks.

Workplace Practices and Human Rights

Taft-Hartley Advisory Services supports shareholder requests for workplace safety reports, including reports on accident risk reduction effort. In addition, Taft-Hartley Advisory Services will generally support proposals calling for action on equal employment opportunity and anti-discrimination, and requests to conduct an independent racial equity and/or civil rights audit.

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We empower investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics, and insight.

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Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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ISS

UNITED STATES

SRI PROXY VOTING GUIDELINES

2023 Executive Summary

Published January 17, 2023

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Introduction

ISS’ Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that the companies in which they invest conduct their business in a socially and environmentally responsible manner.

These dual objectives carry through to socially responsible investors’ proxy voting activity once the security selection process is completed. In voting their shares, socially responsible institutional shareholders are concerned not only with sustainable economic returns to shareholders and good corporate governance but also with the ethical behavior of corporations and the social and environmental impact of their actions.

Social Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, we take as our frame of reference policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual fund companies. Additionally, we incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.

On matters of corporate governance, executive compensation, and corporate structure, Social Advisory Services guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole.

The guidelines provide an overview of how Social Advisory Services recommends that its clients vote. We note that there may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that we closely examine the merits of each proposal and consider relevant information and company-specific circumstances in arriving at our decisions. Where Social Advisory Services acts as voting agent for its clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Social Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social, and corporate governance topics, in addition to evolving market standards, regulatory changes, and client feedback.

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The policies contained herein are a sampling only of selected key Social Advisory Services U.S. proxy voting guidelines and are not intended to be exhaustive. The complete guidelines can be found at:

https://www.issgovernance.com/policy-gateway/voting-policies/

Management Proposals

Board of Directors

Social Advisory Services considers director elections to be one of the most important voting decisions that shareholders make. Boards should be composed of a majority of independent directors and key board committees should be composed entirely of independent directors. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as chairman of the board. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Directors are ultimately responsible to the corporation’s shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders.

Social Advisory Services will generally oppose all director nominees if the board is not majority independent and will vote against or withhold from non-independent directors who sit on key board committees. Social Advisory Services will also vote against or withhold from incumbent members of the nominating committee, or other directors on a case-by-case basis, where the board is not comprised of at least 40 percent underrepresented gender identities1 or at least 20 percent racially or ethnically diverse directors. The election of directors who have failed to attend a minimum of 75 percent of board and committee meetings held during the year will be opposed. Furthermore, Social Advisory Services will vote against or withhold from a director nominee who serves on an excessive number of boards. A non-CEO director will be deemed “overboarded” if they sit on more than five public company boards while CEO directors will be considered as such if they serve on more than two public company boards besides their own.

In addition, Social Advisory Services will generally vote against or withhold from directors individually, committee members, or potentially the entire board, for failure to adequately guard against or manage ESG risks or for lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate ESG risks. For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain2, Social Advisory Services will generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where Social Advisory Services determines that the company is not taking the minimum steps needed to be aligned with a Net Zero by 2050 trajectory.

Social Advisory Services supports requests asking for the separation of the positions of chairman and CEO, opposes the creation of classified boards, and reviews proposals to change board size on a case-by-case basis. Social Advisory Services also generally supports shareholder proposals calling for greater access to the board, affording shareholders the ability to nominate directors to corporate boards. Social Advisory Services may vote against or

[1]	Underrepresented gender identities include directors who identify as women or as non-binary.
[2]	For 2023, companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

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withhold from directors at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.

Board Responsiveness

Social Advisory Services will vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if the board fails to act on a shareholder proposal that received the support of a majority of the shares in the previous year. When evaluating board responsiveness issues, Social Advisory Services takes into account other factors, including the board’s failure to act on takeover offers where the majority of shares are tendered; if at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Auditors

While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, Social Advisory Services believes that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. A Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Social Advisory Services will vote against the ratification of the auditor in cases where non-audit fees represent more than 25 percent of the total fees paid to the auditor in the previous year. Social Advisory Services supports requests asking for the rotation of the audit firm, if the request includes a timetable of five years or more.

Takeover Defenses / Shareholder Rights

Topics evaluated in this category include shareholders’ ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.

Social Advisory Services will generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Social Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

Miscellaneous Governance Provisions

Social Advisory Services evaluates proposals that concern governance issues such as shareholder meeting adjournments, quorum requirements, corporate name changes, and bundled or conditional proposals on a case- by-case basis, taking into account the impact on shareholder rights.

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Capital Structures

Capital structure related topics include requests for increases in authorized stock, stock splits and reverse stock splits, issuances of blank check preferred stock, debt restructurings, and share repurchase plans.

Social Advisory Services supports a one-share, one-vote policy and opposes mechanisms that skew voting rights. Social Advisory Services supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company’s prior or ongoing use of share authorizations and elements of the current request.

Executive and Director Compensation

The global financial crisis has resulted in significant erosion of shareholder value and highlighted the need for greater assurance that executive compensation is principally performance-based, fair, reasonable, and not designed in a manner that would incentivize excessive risk-taking by management. The crisis has raised questions about the role of pay incentives in influencing executive behavior and motivating inappropriate or excessive risk- taking and other unsustainable practices that could threaten a corporation‘s long-term viability. The safety lapses that led to the disastrous explosions at BP’s Deepwater Horizon oil rig and Massey Energy’s Upper Big Branch mine, and the resulting unprecedented losses in shareholder value; a) underscore the importance of incorporating meaningful economic incentives around social and environmental considerations in compensation program design, and; b) exemplify the costly liabilities of failing to do so.

Social Advisory Services evaluates executive and director compensation by considering the presence of appropriate pay-for-performance alignment with long-term shareholder value, compensation arrangements that risk “pay for failure,” and an assessment of the clarity and comprehensiveness of compensation disclosures. Shareholder proposals calling for additional disclosure on compensation issues or the alignment of executive compensation with social or environmental performance criteria are supported, while shareholder proposals calling for other changes to a company’s compensation programs are reviewed on a case-by-case basis.

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (Say on Pay), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. Social Advisory Services will vote against Say on Pay proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.

Social Advisory Services will evaluate whether pay quantum is in alignment with company performance, and consideration will also be given to whether the proportion of performance-contingent pay elements is sufficient in light of concerns with a misalignment between executive pay and company performance.

Social Advisory Services will vote case-by-case on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach.

Mergers and Corporate Restructurings

Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case- by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

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Mutual Fund Proxies

There are a number of proposals that are specific to mutual fund proxies, including the election of trustees, investment advisory agreements, and distribution agreements. Social Advisory Services evaluates these proposals on a case-by-case basis taking into consideration recent trends and best practices at mutual funds.

Shareholder Proposals

Shareholder Proposals on Corporate Governance and Executive Compensation

Shareholder proposals topics include board-related issues, shareholder rights and board accountability issues, as well as compensation matters. Each year, shareholders file numerous proposals that address key issues regarding corporate governance and executive compensation. Social Advisory Services evaluates these proposals from the perspective that good corporate governance practices can have positive implications for a company and its ability to maximize shareholder value. Proposals that seek to improve a board’s accountability to its shareholders and other stakeholders are supported. Social Advisory Services supports initiatives that seek to strengthen the link between executive pay and performance, including performance elements related to corporate social responsibility.

Shareholder Proposals on Social and Environmental Topics

Shareholder resolutions on social and environmental topics include workplace diversity and safety topics, codes of conduct, labor standards and human rights, the environment and energy, weapons, consumer welfare, and public safety.

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than they have in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:

•	The number and variety of shareholder resolutions on social and environmental issues has increased;

•	Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;

•	The proposals are more sophisticated – better written, more focused, and more sensitive to the feasibility of implementation; and

•	Investors now understand that a company’s response to social and environmental issues can have serious economic consequences for the company and its shareholders.

Social Advisory Services generally supports requests for additional disclosures that would allow shareholders to better assess the board and management’s oversight of risks in the company’s operations. Social Advisory Services will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. Social Advisory Services supports shareholder proposals that seek to improve a company’s public image or reduce its exposure to liabilities and risks.

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We empower investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics, and insight.

GET STARTED WITH ISS SOLUTIONS

Email sales@issgovernance.com or visit www.issgovernance.com for more information.

Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

© 2023 | Institutional Shareholder Services and/or its affiliates

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ISS

UNITED STATES

SUSTAINABILITY PROXY VOTING GUIDELINES

2023 Executive Summary

Published January 17, 2023

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Introduction

ISS’ Sustainability Advisory Services recognizes the growing view among investment professionals that sustainability or environmental, social, and corporate governance (ESG) factors could present material risks to portfolio investments. Whereas investment managers have traditionally analyzed topics such as board accountability and executive compensation to mitigate risk, greater numbers are incorporating ESG performance into their investment decision making in order to have a more comprehensive understanding of the overall risk profile of the companies in which they invest to ensure sustainable long-term profitability for their beneficiaries.

Investors concerned with portfolio value preservation and enhancement through the incorporation of sustainability factors can also carry out this active ownership approach through their proxy voting activity. In voting their shares, sustainability-minded investors are concerned not only with economic returns to shareholders and good corporate governance, but also with ensuring corporate activities and practices are aligned with the broader objectives of society. These investors seek standardized reporting on ESG issues, request information regarding an issuer’s adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives including affirmative support for related shareholder resolutions advocating enhanced disclosure and transparency.

Sustainability Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the objectives of sustainability-minded investors and fiduciaries. On matters of ESG import, ISS’ Sustainability Policy seeks to promote support for recognized global governing bodies promoting sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights. Generally, ISS’ Sustainability Policy will take as its frame of reference internationally recognized sustainability-related initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), United Nations Principles for Responsible Investment (UNPRI), United Nations Global Compact, Global Reporting Initiative (GRI), Carbon Principles, International Labour Organization Conventions (ILO), Ceres Roadmap 2030, Global Sullivan Principles, MacBride Principles, and environmental and social European Union Directives. Each of these efforts promote a fair, unified and productive reporting and compliance environment which advances positive corporate ESG actions that promote practices that present new opportunities or that mitigate related financial and reputational risks.

On matters of corporate governance, executive compensation, and corporate structure, the Sustainability Policy guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance.

These guidelines provide an overview of how ISS approaches proxy voting issues for subscribers of the Sustainability Policy. Sustainability Advisory Services notes there may be cases in which the final vote recommendation at a particular company varies from the voting guidelines due to the fact that Sustainability Advisory Services closely examines the merits of each proposal and consider relevant information and company-specific circumstances in arriving at decisions. To that end, ISS engages with both interested shareholders as well as issuers to gain further insight into contentious issues facing the company. Where ISS acts as voting agent for clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Sustainability Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social and corporate governance topics, as well as the evolution of market standards, regulatory changes and client feedback.

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The policies contained herein are a sampling only of selected key Sustainability Advisory Services U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:

https://www.issgovernance.com/policy-gateway/voting-policies/

Management Proposals

Board of Directors

ISS’ Sustainability Advisory Services considers director elections to be one of the most important voting decisions that shareholders make. Boards should be sufficiently independent from management (and significant shareholders) so as to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Sustainability Advisory Services will generally oppose non-independent director nominees if the board is not composed of a majority of independent directors and will vote against or withhold from non-independent directors who sit on key board committees. Sustainability Advisory Services will also vote against or withhold from the chair of the nominating committee, or other nominees on a case-by-case basis, if the board lacks at least one director of an underrepresented gender identity1 or where the board has no apparent racially or ethnically diverse members2. The election of directors who have failed to attend a minimum of 75 percent of board and committee meetings held during the year will be opposed. Furthermore, Sustainability Advisory Services will vote against or withhold from a director nominee who serves on an excessive number of boards. A non-CEO director will be deemed “overboarded” if they sit on more than five public company boards while CEO directors will be considered as such if they serve on more than two public company boards besides their own.

In addition, Sustainability Advisory Services will generally vote against or withhold from directors individually, committee members, or potentially the entire board, for failure to adequately guard against or manage ESG risks or for lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate ESG risks. For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain3, Sustainability Advisory Services will generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where Sustainability Advisory Services determines that the company is not taking the minimum steps needed to be aligned with a Net Zero by 2050 trajectory.

[1]	Underrepresented gender identities include directors who identify as women or as non-binary.
[2]	Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.
[3]	For 2023, companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

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Sustainability Advisory Services generally supports requests asking for the separation of the positions of chairman and CEO, and shareholder proposals calling for greater access to the board, affording shareholders the ability to nominate directors to corporate boards. Sustainability Advisory Services may vote against or withhold from directors at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.

Board Responsiveness

Sustainability Advisory Services will vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if the board fails to act on a shareholder proposal that received the support of a majority of the shares in the previous year. When evaluating board responsiveness issues, Sustainability Advisory Services takes into account other factors including the board’s failure to act on takeover offers where the majority of shares are tendered; if at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Auditors

While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, Sustainability Advisory Services believes that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. A Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Sustainability Advisory Services will vote against the ratification of the auditor in cases where fees for non-audit services are excessive.

Takeover Defenses / Shareholder Rights

Topics evaluated in this category include shareholders’ ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.

Sustainability Advisory Services will generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Sustainability Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

Miscellaneous Governance Provisions

Sustainability Advisory Services evaluates proposals that concern governance issues such as shareholder meeting adjournments, quorum requirements, corporate name changes, and bundled or conditional proposals on a case-by-case basis, taking into account the impact on shareholder rights.

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Capital Structures

Capital structure related topics include requests for increases in authorized stock, stock splits and reverse stock splits, issuances of blank check preferred stock, debt restructurings, and share repurchase plans.

Sustainability Advisory Services supports a one-share, one-vote policy and opposes mechanisms that skew voting rights. Sustainability Advisory Services supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company’s past use of share authorizations and elements of the current request.

Executive and Director Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (Say on Pay), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. Sustainability Advisory Services will vote against Say on Pay proposals if there is an unmitigated misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.

Sustainability Advisory Services will vote case-by-case on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach.

Mergers and Corporate Restructurings

Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case-by- case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

Mutual Fund Proxies

There are a number of proposals that are specific to mutual fund proxies, including the election of trustees, investment advisory agreements, and distribution agreements. Sustainability Advisory Services evaluates these proposals on a case- by-case basis taking into consideration recent trends and best practices at mutual funds.

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Shareholder Proposals

Shareholder Proposals on Corporate Governance and Executive Compensation

Shareholder proposals topics include board-related issues, shareholder rights and board accountability issues, as well as compensation matters. Each year, shareholders file numerous proposals that address key issues regarding corporate governance and executive compensation. Sustainability Advisory Services evaluates these proposals from the perspective that good corporate governance practices can have positive implications for a company and its ability to maximize shareholder value. Proposals that seek to improve a board’s accountability to its shareholders and other stakeholders are supported.

Shareholder Proposals on Social and Environmental Topics

Shareholder resolutions on social and environmental topics include workplace diversity and safety topics, codes of conduct, labor standards and human rights, the environment and energy, weapons, consumer welfare, and public safety.

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than they have in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:

•	The number and variety of shareholder resolutions on social and environmental issues has increased;

•	Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;

•	The proposals are more sophisticated – better written, more focused, and more sensitive to the feasibility of implementation; and

•	Investors now understand that a company’s response to social and environmental issues can have serious economic consequences for the company and its shareholders.

While focusing on value enhancement through risk mitigation and exposure to new sustainability-related opportunities, these resolutions also seek standardized reporting on ESG issues, request information regarding an issuer’s adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives to promote disclosure and transparency. Sustainability Advisory Services generally supports standards-based ESG shareholder proposals that enhance long-term shareholder and stakeholder value while aligning the interests of the company with those of society at large. In particular, the policy will focus on resolutions seeking greater transparency and/or adherence to internationally recognized standards and principles.

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Part C

Item 15.	Indemnification

Limitation of Liability and Indemnification provisions for Trustees, Shareholders, officers, employees and agents of Registrant are set forth in Section 6.4 of the Trust Agreement. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant pursuant to the Trust Agreement, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Section 6.4 of the Master Trust Agreement:

The Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (either and both of the conduct described in (i) and (ii) being referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2 (a)(19) of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Sub-Trust in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of the disinterested Trustees who are not parties to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Item 16. Exhibits

Exhibit No.	Exhibit

(1)(a)	Third Amended and Restated Master Trust Agreement, dated December 17, 2018, is incorporated by reference to PEA No. 78 filed on December 21, 2018.

(1)(b)	Amendment No. 1, dated July 8, 2024, to the Third Amended and Restated Master Trust Agreement, dated December 17, 2018, is incorporated by reference to Exhibit (1)(b) to the Registrant’s Registration Statement on Form N-14 (File No. 333-281658), filed with the SEC via EDGAR Accession No. 0001193125-24-203605 on August 20, 2024.

(2)	Amended and Restated By-Laws, dated December 17, 2018, is incorporated by reference to PEA No. 78 to the Registration Statement on Form N-1A filed on December 21, 2018.

(3)	Not Applicable.

(4)	Form of Agreement and Plan of Reorganization is attached as Exhibit A to the Prospectus/Information Statement contained in this Registration Statement.

(5)	Instrument defining rights of shareholders incorporated by reference to Exhibits (1)(a), 1(b) and (2).

(6)(a)(i)	Investment Management Agreement, dated as of October 28, 2009, between the Registrant and Consulting Group Advisory Services LLC (“CGAS”) is incorporated by reference to PEA No. 53 to the Registration Statement on Form N-1A filed on December 29, 2009.

(6)(a)(ii)	Amendment to Investment Management Agreement between the Alternative Strategies Fund and CGAS, dated December 20, 2017, is incorporated by reference to PEA No. 76 to the Registration Statement on Form N-1A filed on December 29, 2017.

(6)(a)(iii)	Amendment to Investment Management Agreement between the Registrant and CGAS, relating to the Large Cap Equity ETF and Small-Mid Cap Equity ETF, dated [XX], to be filed by Amendment.

(6)(b)(i)	Investment Advisory Agreement, dated [XX], between CGAS and Alliance Bernstein L.P. (“AllianceBernstein”) relating to the Small-Mid Cap Equity ETF, to be filed by Amendment.

(6)(b)(ii)	Investment Advisory Agreement, dated October 28, 2009, between CGAS and BlackRock Financial Management, Inc. (“BlackRock”) relating to Core Fixed Income Fund (formerly, Core Fixed Income Investments) is incorporated by reference to PEA No. 53 to the Registration Statement on Form N-1A filed on December 29, 2009.

(6)(b)(iii)	Supplement to Investment Advisory Agreement, dated July 15, 2016, between CGAS and BlackRock relating to the addition of the International Equity Fund and the Emerging Markets Equity Fund is incorporated by reference to PEA No. 73 to the Registration Statement on Form N-1A filed on December 22, 2016.

(6)(b)(iv)	Supplement to Investment Advisory Agreement, dated February 25, 2019, between CGAS and BlackRock relating to the addition of the Municipal Bond Fund, is incorporated by reference to PEA No. 82 to the Registration Statement on Form N-1A filed on December 27, 2019.

(6)(b)(v)	Supplement to Investment Advisory Agreement, dated [XX], between CGAS and BlackRock relating to the Large Cap Equity ETF and the Small-Mid Cap Equity ETF to be filed by Amendment.

(6)(b)(vi)	Investment Advisory Agreement, May 22, 2014, between CGAS and Causeway Capital Management LLC (“Causeway”) relating to International Equity Fund (formerly, International Equity Investments) is incorporated by reference to PEA No. 63 to the Registration Statement on Form N-1A filed on December 29, 2014.

(6)(b)(vii)	Investment Advisory Agreement, dated [XX], between CGAS and ClearBridge Investments, LLC (“ClearBridge”) relating to Large Cap Equity ETF to be filed by Amendment

(6)(b)(ix)	Investment Advisory Agreement, dated [XX], between CGAS and Great Lakes Advisors, LLC (“Great Lakes”) relating to Large Cap Equity ETF to be filed by Amendment.

(6)(b)(x)	Investment Advisory Agreement, dated October 28, 2009, between CGAS and Lazard Asset Management LLC (“Lazard”) relating to Emerging Markets Equity Fund (formerly, Emerging Markets Equity Investments—Value Strategy) is incorporated by reference to PEA No. 53 to the Registration Statement on Form N-1A filed on December 29, 2009.

(6)(b)(xi)	Investment Advisory Agreement, dated January 31, 2013, between CGAS and Lazard relating to Emerging Markets Equity Fund—Growth Strategy (formerly, Emerging Markets Equity Investments—Growth Strategy) is incorporated by reference to PEA No. 61 to the Registration Statement on Form N-1A filed on December 27, 2013.

(6)(b)(xii)	Investment Advisory Agreement, dated March 19, 2021, between CGAS and Martin Currie Inc. (“Martin Currie”) relating to Emerging Markets Equity Fund, is incorporated by reference to PEA No. 87 to the Registration Statement on Form N- 1A filed on December 29, 2021.

(6)(b)(xiii)	Investment Advisory Agreement, dated February 6, 2013, between CGAS and Metropolitan West Asset Management, LLC (“MetWest”) relating to Core Fixed Income Fund (formerly, Core Fixed Income Investments) is incorporated by reference to PEA No. 61 to the Registration Statement on Form N-1A filed on December 27, 2013.

(6)(b)(xiv)	Investment Advisory Agreement, dated [XX], between CGAS and Neuberger Berman Investment Advisers LLC (“Neuberger”) relating to Small-Mid Cap Equity ETF to be filed by Amendment.

(6)(b)(xv)	Investment Advisory Agreement, dated October 28, 2009, between CGAS and Pacific Investment Management Company LLC (“PIMCO”) relating to International Fixed Income Fund (formerly, International Fixed Income Investments) is incorporated by reference to PEA No. 53 to the Registration Statement on Form N-1A filed on December 29, 2009.

(6)(b)(xvi)	Supplement to Investment Advisory Agreement, dated April 13, 2012, between CGAS and PIMCO relating to the addition of the International Fixed Income Fund—Emerging Local Bond Strategy (formerly, International Fixed Income Investments—Emerging Local Bond Strategy), is incorporated by reference to PEA No. 59 to the Registration Statement on Form N-1A filed on December 28, 2012.

(6)(b)(xvii)	Supplement to Investment Advisory Agreement, dated September 15, 2015, between CGAS and PIMCO relating to the removal of the International Fixed Income Fund—Emerging Local Bond Strategy (formerly, International Fixed Income Investments—Emerging Local Bond Strategy), is incorporated by reference to PEA No. 70 to the Registration Statement on Form N-1A filed on December 29, 2015.

(6)(b)(xviii)	Form of Investment Advisory Agreement, between CGAS and PIMCO relating to Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund, is incorporated by reference to PEA No. 70 to the Registration Statement on Form N-1A filed on December 29, 2015.

(6)(b)(xix)	Amended Investment Advisory Agreement, dated January 20, 2016, between CGAS and PIMCO relating to the addition of the Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund is incorporated by reference to PEA No. 73 to the Registration Statement on Form N-1A filed on December 22, 2016.

(6)(b)(xx)	Investment Advisory Agreement, dated March 19, 2021, between CGAS and PineBridge Investments LLC (“PineBridge”) relating to High Yield Fund, is incorporated by reference to PEA no. 87 to the Registration Statement on Form N-1A filed on December 29, 2021.

(6)(b)(xxi)	Investment Management Agreement, dated [XX], between CGAS and Principal Global Investors, LLC (“Principal”) relating to Large Cap Equity ETF to be filed by Amendment.

(6)(b)(xxii)	Investment Advisory Agreement, dated October 28, 2009, between CGAS and Schroder Investment Management North America Inc. (“Schroders”) relating to International Equity Fund (formerly, International Equity Investments) is incorporated by reference to PEA No. 53 to the Registration Statement on Form N-1A filed on December 29, 2009.

(6)(b)(xxiii)	Investment Sub-Advisory Agreement, dated August 27, 2007, between Schroders and Schroder Investment Management North America Ltd. (“SIMNA Ltd.”) is incorporated by reference to PEA No. 49 to the Registration Statement on Form N-1A filed on October 26, 2007.

(6)(b)(xxiv)	Investment Advisory Agreement, dated July 20, 2016, between CGAS and Van Eck Associates Corporation (“VanEck”) relating to Emerging Markets Equity Fund is incorporated by reference to PEA No. 73 to the Registration Statement on Form N-1A filed on December 22, 2016.

(6)(b)(xxv)	Investment Advisory Agreement, dated November 27, 2017, between CGAS and Victory Capital Management, Inc. (“Victory Capital”) relating to International Equity Fund, is incorporated by reference to PEA No. 76 filed on December 29, 2017.

(6)(b)(xxvi)	Investment Advisory Agreement, dated March 19, 2021, between CGAS and Walter Scott & Partners Limited (“Walter Scott”) relating to International Equity Fund, is incorporated by reference to PEA No. 87 to the Registration Statement on Form N-1A filed on December 29, 2021.

(6)(b)(xxvii)	Investment Advisory Agreement, dated October 28, 2009, between CGAS and Western Asset Management Company (“Western”) relating to Core Fixed Income Fund (formerly, Core Fixed Income Investments) and High Yield Fund (formerly, High Yield Investments), is incorporated by reference to PEA No. 53 to the Registration Statement on Form N- 1A filed on December 29, 2009.

(6)(b)(xxviii)	Investment Advisory Agreement, dated October 28, 2009, between CGAS and Westfield Capital Management Company, L.P. (“Westfield”) relating to Large Capitalization Growth Fund (formerly, Large Capitalization Growth Investments) and Small Capitalization Growth Fund (formerly, Small Capitalization Growth Investments) is incorporated by reference to PEA No. 53 to the Registration Statement on Form N-1A filed on December 29, 2009.

(6)(b)(xxix)	Amendment to Investment Advisory Agreement, dated [XX], between CGAS and Westfield relating to Small-Mid Cap Equity ETF to be filed by Amendment.

(6)(c)(i)	Expense Limitation Agreement, dated January 20, 2020, between the Registrant and CGAS is filed herewith.

(6)(c)(ii)	Amendment to the Expense Limitation Agreement, dated [XX], between the Registrant and CGAS, relating to the Large Cap Equity ETF and Small-Mid Cap Equity ETF to be filed by Amendment.

(7)(a)	Distribution Agreement dated August 29, 2013, between the Registrant and Morgan Stanley Smith Barney LLC is incorporated by reference to PEA No. 61 to the Registration Statement on Form N-1A filed on December 27, 2013.

(7)(b)	Distribution Agreement dated [XX] between the Registrant and Foreside Fund Services, LLC relating to the Large Cap Equity ETF and Small-Mid Cap Equity ETF to be filed by Amendment.

(7)(c)	Form of Authorized Participant Agreement to be filed by Amendment.

(8)	Not Applicable.

(9)(a)	Custodian Services Agreement, dated January 1, 2011, between the Trust and Brown Brothers Harriman & Co. (“BBH”) is incorporated by reference to PEA No. 56 to the Registration Statement on Form N-1A filed on October 21, 2011.

(9)(b)	Amendment to Custodian Services Agreement, dated December 17, 2015, between the Trust and BBH, is incorporated by reference to PEA No. 70 to the Registration Statement on Form N-1A filed on December 29, 2015.

(9)(c)	Form of Amended Custodian Services Agreement, dated January 2018, between the Trust and BBH, is incorporated by reference to PEA No. 76 filed on December 29, 2017.

(10)	Not Applicable.

(11)	Opinion and Consent of Morgan, Lewis & Bockius LLP regarding legality of issuance of shares and other matters is incorporated by reference to Exhibit (11) to the Registrant’s Registration Statement on Form N-14 (File No. 333-281658), filed with the SEC via EDGAR Accession No. 0001193125-24-203605 on August 20, 2024.

(12)	Form of Opinion of Morgan, Lewis & Bockius LLP regarding tax matters is incorporated by reference to Exhibit (12) to the Registrant’s Registration Statement on Form N-14 (File No. 333-281658), filed with the SEC via EDGAR Accession No. 0001193125-24-203605 on August 20, 2024.

(13)(a)	Transfer Agency and Services Agreement, dated as of January 1, 2009, between the Trust and PFPC Inc. (now BNY Mellon Investment Servicing (US)) is incorporated by reference to PEA No. 56 to the Registration Statement on Form N-1A filed on October 21, 2011.

(13)(b)	Administration Agreement, dated December 23, 2010, and effective January 1, 2011, between the Trust and BBH is incorporated by reference to PEA No. 56 to the Registration Statement on Form N-1A filed on October 21, 2011.

(13)(c)	Amendment to Administration Agreement, dated as of May 25, 2011, between the Trust and BBH is incorporated by reference to PEA No. 56 to the Registration Statement on Form N-1A filed on October 21, 2011.

(13)(d)	Amendment to Administration Agreement, dated as of December 17, 2015, between the Trust and BBH, is incorporated by reference to PEA No. 70 to the Registration Statement on Form N-1A filed on December 29, 2015.

(13)(e)	Form of Amendment to Administration Agreement, dated January 2018, between the Trust and BBH, is incorporated by reference to PEA No. 76 filed on December 29, 2017.

(13)(f)	Amendment to Administration Agreement, dated May 29, 2018, between the Trust and BBH, is incorporated by reference to PEA No. 82 to the Registration Statement on Form N-1A filed on December 27, 2019.

(13)(g)	Administrative Services Agreement, dated as of May 12, 2010, between the Trust and Morgan Stanley Smith Barney LLC, is incorporated by reference to PEA No. 55 to the Registration Statement on Form N-1A filed on December 29, 2010.

(14)(a)	Consent of Morgan, Lewis & Bockius LLP is incorporated by reference to Exhibit (14)(a) to the Registrant’s Registration Statement on Form N-14 (File No. 333-281658), filed with the SEC via EDGAR Accession No. 0001193125-24-203605 on August 20, 2024.

(14)(b)	Consent of Deloitte & Touche LLP is filed herewith.

(15)	Not Applicable.

(16)(a)	Powers of Attorney for Mses. Adela Cepeda and Teresa S. Westbrook and Messrs. Eric T. McKissack, W. Thomas Matthews and Mark J. Reed are incorporated by reference to Exhibit (16)(a) to the Registrant’s Registration Statement on Form N-14 (File No. 333-281658), filed with the SEC via EDGAR Accession No. 0001193125-24-203605 on August 20, 2024.

(16)(b)	Power of Attorney for Mr. Paul Ricciardelli is incorporated by reference to Exhibit (16)(b) to the Registrant’s Registration Statement on Form N-14 (File No. 333-281658), filed with the SEC via EDGAR Accession No. 0001193125-24-203605 on August 20, 2024.

(16)(c)	Power of Attorney for Mr. Francis Smith is incorporated by reference to Exhibit (16)(c) to the Registrant’s Registration Statement on Form N-14 (File No. 333-281658), filed with the SEC via EDGAR Accession No. 0001193125-24-203605 on August 20, 2024.

(16)(d)	Resolution adopted by the Board of Trustees of the Trust on July 8, 2024 is incorporated by reference to Exhibit (16)(d) to the Registrant’s Registration Statement on Form N-14 (File No. 333-281658), filed with the SEC via EDGAR Accession No. 0001193125-24-203605 on August 20, 2024.

(17)	Not Applicable.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 (the “Securities Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant hereby undertakes to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the proposed reorganization as soon as practicable after the closing of the reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 (File No. 333-281658) to be signed on its behalf by the undersigned, thereunto duly authorized, and where applicable, the true and lawful attorney-in-fact, thereto duly authorized, in the City of New York and State of New York on the 18th day of October, 2024.

MORGAN STANLEY PATHWAY FUNDS

By:	*
Paul Ricciardelli, Chief Executive Officer and President

As required by the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

	Trustee, Chief Executive Officer and President	October 18, 2024
Paul Ricciardelli*

	Chief Financial Officer and Treasurer	October 18, 2024
Francis Smith*

	Trustee	October 18, 2024
Adela Cepeda*

	Trustee	October 18, 2024
W. Thomas Matthews*

	Trustee	October 18, 2024
Eric McKissack*

	Trustee	October 18, 2024
Mark J. Reed*

	Trustee	October 18, 2024
Teresa S. Westbrook*

*	Signed pursuant to a power of attorney dated August 15, 2024.

/s/ Eric Metallo
Eric Metallo, Attorney-in-Fact Secretary	October 18, 2024

EXHIBIT INDEX

Exhibit No.

(6)(c)(i)	Expense Limitation Agreement, dated January 20, 2020, between the Registrant and CGAS
(14)(b)	Consent of Deloitte & Touche LLP